UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman Sachs & Co. LLC	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	April 30, 2018

Absolute Return Multi-Asset Fund

Goldman Sachs Absolute Return Multi-Asset Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

What Differentiates Goldman Sachs Absolute Return Multi-Asset Fund’s Investment Process?

The Goldman Sachs Absolute Return Multi-Asset Fund (the “Fund”) seeks to deliver consistent returns in all market environments through broad diversification and dynamic management. The Fund aims to provide exposure beyond traditional asset classes, with less dependence on the direction of stock and bond markets, and thoughtfully combines the investment capabilities across Goldman Sachs Asset Management (GSAM).

∎	By investing across asset classes using less-traditional strategies and techniques, we aim to incorporate distinct sources of return into the portfolio that are different from traditional core equities and bond returns

∎	We use a proprietary, factor-based risk-budgeting framework that seeks to balance risk across unique return drivers and active strategies

∎	The Fund seeks to capitalize on the changing economic cycle and tactically adjusts for dislocations in the current environment, with the aim of enhancing returns and mitigating portfolio losses

∎	We seek to profit from opportunities across medium- to shorter-term time horizons and multiple geographies

∎	For over two decades, we have managed multi-asset class solutions for clients including sovereign wealth funds, pension plans, endowments, and foundations

∎	We leverage the insights and alpha generation of GSAM’s 700+ investment professionals in 30 offices around the globe (as of September 30, 2017)

∎	We monitor portfolio risk daily and have a robust risk management framework with multiple layers of oversight at the strategic allocation, security selection and firm levels

Diversification does not protect an investor from market risk and does not ensure a profit. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

FUND RESULTS

Goldman Sachs Absolute Return Multi-Asset Fund

Investment Objective

The Fund seeks to achieve long-term absolute return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team discusses the Goldman Sachs Absolute Return Multi-Asset Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R and Class R6 shares generated cumulative total returns, without sales charges, of -0.95%, -1.31%, -0.81%, -0.95%, -1.10% and -0.79%, respectively. These returns compare to the 0.69% cumulative total return of the Fund’s benchmark, the ICE Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”), during the same time period.

From their inception on April 16, 2018 through the end of the Reporting Period, the Fund’s Class P Shares generated a cumulative total return, without sales charges, of 0.20% compared to the 0.09% cumulative total return of the Index.

References to the Fund’s benchmark and to other indices mentioned herein are for informational purposes only, and unless otherwise noted, are not indications of how the Fund is managed. The use of the Index as the Fund’s benchmark does not imply the Fund is being managed like cash and does not imply low risk or low volatility.

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A	During the Reporting Period overall, investor sentiment was dominated by global economic data, central bank monetary policy, rising commodity prices and political events.

In November and December 2017, the first two months of the Reporting Period, a mix of strong global economic growth data, higher commodity prices and the absence of hawkish surprises from major central banks supported a continued rally in global equities. (Hawkish tends to suggest higher interest rates; opposite of dovish.) In the fourth calendar quarter overall, Japanese equities performed best, as the Prime Minister’s big win in Japan’s national election reinforced “Abenomics,” pushing stock prices higher. (Abenomics refers to the multi-pronged economic program of Japanese Prime Minister Shinzo Abe. It seeks to remedy two decades of economic stagnation by increasing Japan’s money supply, boosting government spending and enacting reforms to make the economy more competitive.) Meanwhile, U.S. equities outpaced global equities, as investors priced in a higher probability of a U.S. corporate tax rate cut. Conversely, European and U.K. equities lagged, as strength in the euro and British pound weighed on their respective equity markets. Emerging markets stocks outperformed their developed markets peers, thanks to steady economic data emanating from China, higher commodity prices and improving exports. In November 2017, the U.S. President nominated Jerome Powell to replace Janet Yellen as Federal Reserve (“Fed”) chair. In December, Fed policymakers raised interest rates and upgraded their cumulative growth projections after taking into account the potential impact of a corporate tax cut included in the tax reform legislation passed by the U.S. Congress that same month. During the fourth calendar quarter overall, the 10-year U.S. Treasury yield rose, driven by low inflation and market expectations of tax cuts. In commodities, crude oil prices rallied more than 10% as the market anticipated an extension of the Organization of the Petroleum Exporting Countries’ (“OPEC”) production cuts. Metals also rallied, with base metals outperforming precious metals amid continuing strong global economic growth and steady Chinese economic data. Overall, the fourth quarter of 2017 was noteworthy for investors’ broad “risk on” sentiment, or reduced risk aversion, as equities, bond yields and commodity prices all moved higher. The U.S. dollar weakened versus other developed markets currencies during the fourth calendar quarter.

After a strong finish to 2017, the first quarter of 2018 saw increased volatility, and global equity markets experienced their first pullback after rallying for eight consecutive

FUND RESULTS

calendar quarters. Global equity prices peaked during the last week of January 2018 before retreating on news of stronger than expected U.S. wage growth data in early February. In addition to the wage growth data, which led investors to anticipate a faster pace of Fed interest rate hikes, rising concerns about potential trade protectionism and worsening market sentiment about U.S. information technology stocks weighed on global equity prices. In the second half of March 2018, U.S. information technology stocks sold off due to investor concerns about data privacy. During the first calendar quarter overall, macroeconomic data moderated in the developed markets, particularly in Europe and Japan. Emerging markets equities generally outperformed their developed markets peers because of what many considered to be attractive valuations and because of the comparatively stronger economic data within emerging markets countries as well as higher commodity prices. In the fixed income markets, the 10-year U.S. Treasury yield rose during the first quarter of 2018, driven by the Fed’s decision to raise interest rates at its March policy meeting as well as by a modest pickup in inflation and a higher than expected U.S. fiscal deficit. The outcome of the Fed’s policy meeting was generally considered dovish by investors but was also in line with market expectations. The U.S. dollar continued to weaken relative to other major developed markets currencies during the first calendar quarter.

In April 2018, global equities overall recorded gains, recovering some of the losses they had sustained in February and March. The advance was supported by the absence of a trade war escalation, receding concerns about the potential regulation of U.S. information technology companies and better than consensus expected corporate earnings. Meanwhile, economic growth around the world, especially in Europe and Japan, continued to moderate from the strong pace seen during the 2017 calendar year. Overall, however, global economic growth remained healthy, driven primarily by the U.S. The 10-year U.S. Treasury yield rose in April 2018 as U.S. inflationary pressures increased and investors anticipated a faster pace of Fed interest rate hikes. Emerging markets stocks underperformed developed markets stocks amid softer macroeconomic data in the emerging markets, higher U.S. Treasury yields and strength in the U.S. dollar. Within developed markets equities, the U.K. and Europe outperformed despite somewhat weaker economic growth, benefiting from depreciation in the British pound and euro versus the U.S. dollar. In commodities, crude oil prices rallied as supply/demand conditions remained fairly constrained due to OPEC production cuts and supply disruptions in Venezuela.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to achieve its investment objective through investments in different asset classes, geographic regions and security selection strategies in a portfolio primarily of equity, fixed income, real assets and currency asset classes. Real assets are physical assets that derive their value from their own intrinsic qualities (e.g., precious metals, commodities and real estate). The Fund’s performance is driven by four sources of return: long-term strategic asset allocation to market exposures, medium-term cycle-aware allocation, short-term tactical allocation and excess returns from investments in underlying funds through which the Fund gains exposure to underlying asset classes. Strategic asset allocation is the process by which the Fund’s assets are allocated across underlying asset classes and strategies in a way that considers the risks of each underlying asset class and strategy. Medium-term cycle-aware allocation is the process by which we adjust the portfolio for changes in the business or economic cycle. Short-term tactical allocation is the implementation of tactical market views with the goal of improving the Fund’s risk-adjusted return. The risk-adjusted return on an investment takes into account the risk associated with that investment relative to other potential investments.

During the Reporting Period, the Fund posted negative returns due to its strategic asset allocation, short-term tactical asset allocation and security selection within the underlying funds, all of which detracted from its performance. The Fund’s medium-term cycle-aware allocation added to its performance.

Strategic asset allocation overall hurt the Fund’s returns during the Reporting Period. At the asset class level, allocations to fixed income and currencies detracted from returns, while allocations to real assets contributed positively. Allocations to equities had a rather neutral impact on the Fund’s results during the Reporting Period. Within its strategic fixed income allocation, the Fund was hurt by our long U.S. interest rate options strategy, through which we seek to profit if interest rates fall, remain constant or rise less than anticipated. This strategy detracted from performance as U.S. Treasury yields rose over the course of the Reporting Period. (Our long U.S. interest rate options strategy is a macroeconomic hedge that buys put options on short-term interest rates. A put option is an option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying asset at a specified price within a specified time.) Our active macro fixed income strategy further detracted from the Fund’s performance. In addition,

FUND RESULTS

the Fund’s strategic allocation to high yield corporate bonds was a drag on results, mainly because of its sensitivity to the increase in yields during the Reporting Period. On the positive side, the Fund was helped by its strategic allocations to local emerging markets debt, which benefited from continued strength in emerging markets macroeconomic data. Within its strategic allocations to currencies, the Fund was hampered by our decision to hedge foreign currency exposure back to the U.S. dollar (accomplished through foreign exchange currency forward contracts), as the U.S. dollar broadly weakened and other developed markets currencies strengthened during the Reporting Period overall. A strategic allocation to a systematic currency carry strategy detracted from returns, while a strategic allocation to a systematic currency value strategy contributed positively. (The systematic currency carry strategy seeks to go long higher yielding currencies and short lower yielding currencies, with returns driven by short-term interest rate differentials. The systematic currency value strategy seeks to capture differences between a currency spot price and its estimated fair value relative to other currencies.) Within its strategic allocations to real assets, the Fund was aided by its exposure to international real estate securities and global infrastructure securities. A strategic allocation to a systematic commodity carry strategy also added to performance. On the other hand, a strategic allocation to a systematic momentum strategy detracted from returns. (The systematic commodity carry strategy seeks to construct a long/short commodity strategy that uses the shape of the commodity curve as a trading signal to benefit from information on supply and demand mismatches. The systematic commodity momentum strategy seeks to capture the momentum risk premium in commodities and is implemented by going long historically well performing commodities and going short the underperforming ones.) Within its strategic allocations to equities, the Fund’s performance was driven primarily by its exposure to emerging markets stocks, which outperformed amid U.S. dollar depreciation and strong emerging markets macroeconomic data. In addition, a strategic allocation to U.S. small-cap stocks bolstered returns. Offsetting these positive results was the Fund’s strategic allocation to a U.S. equity volatility strategy, which seeks to benefit from the difference between implied volatility (i.e., expectations of future volatility) and realized volatility (i.e., historical volatility) in equity markets, as market volatility spiked toward the end of the Reporting Period. In addition, the Fund was hurt by an equity hedge (implemented through short positions in futures on the S&P 500® Index and the MSCI EAFE Index), used to moderate exposure to equity beta, which detracted from performance as global equity markets recorded positive returns during the Reporting Period overall. (Beta refers to the component of returns that is attributable to market risk exposure, rather than manager skill.)

Our tactical asset allocation decisions hurt the Fund’s performance during the Reporting Period. The primary detractor was a tactical position in a long-short emerging markets currencies basket. In addition, tactical positioning in real assets, specifically a short position in gold, hampered returns. The Fund’s tactical long position in U.S. dollar-denominated emerging markets debt also detracted amid broad weakness in emerging markets currencies. However, the Fund benefited from a tactical breakeven inflation position, in which the Fund held a long position in Treasury inflation protected securities and a short position in U.S. Treasury futures, which added to returns as inflation increased during the Reporting Period overall. (The breakeven inflation rate is the difference between the nominal yield on a fixed-rate investment and the real yield on an inflation-linked investment of similar maturity and credit quality. If inflation averages more than the breakeven, the inflation-linked investment will outperform the fixed-rate. Conversely, if inflation averages below the breakeven, the fixed-rate will outperform the inflation-linked.)

Security selection overall detracted from the Fund’s returns during the Reporting Period. The Fund was hurt most by security selection within our active macro fixed income strategy (implemented primarily through the Goldman Sachs Strategic Macro Fund) and our emerging markets equity strategy (implemented primarily through the Goldman Sachs Emerging Markets Equity Fund). (The Goldman Sachs Strategic Macro Fund was liquidated on March 26, 2018.)

The Fund’s medium-term cycle-aware allocation bolstered the Fund’s performance. We held two medium-term cycle-aware views during the Reporting Period. The first was to have a short duration position, which we expressed through a short position in long-maturity German government bonds and a tactical steepening position on the U.S. Treasury yield curve. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. A steepening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities widens. Yield curve is a spectrum of maturities.) Collectively, these positions added to the Fund’s performance. Our second medium-term cycle-aware view was to hold a long position in emerging markets equities

FUND RESULTS

versus developed markets equities. This positioning also contributed positively to the Fund’s returns, as emerging markets equities outperformed developed markets equities during the Reporting Period.

Q	How was the Fund positioned at the beginning of the Reporting Period?

A	At the beginning of the Reporting Period, the Fund had approximately 48% of its total net assets in long equity-related investments; approximately 63% of its total net assets in long fixed income-related investments; approximately 9% of its total net assets in long real assets investments; and approximately 25% of its total net assets in long currency-related investments. It had short positions of approximately -25% of its total net assets in equity-related investments; approximately -39% of its total net assets in fixed income-related assets; approximately -5% of its total net assets in real asset investments; and approximately -25% of its total net assets in currency-related investments. These positions were accomplished through the use of equity index futures, equity options, interest rate futures, commodity futures and currency forwards.

Q	How did you manage the Fund’s allocations during the Reporting Period?

A	When the Reporting Period started, we maintained the Fund’s overall exposure to risk assets, focusing primarily on equities. Within equities, we favored emerging markets stocks, as we believed they remained undervalued and thought they would continue to outperform due to the relatively stronger economic growth in emerging markets countries. We maintained the Fund’s tactical long positions in the stocks of select emerging markets countries, such as Brazil, Singapore and China, and we added a tactical long position in South African equities. Within developed markets stocks, we added a tactical long position in Japanese equities because of improved corporate earnings and what we considered to be inexpensive valuations. The Fund held tactical positions in certain market sectors, including long positions in European bank stocks and U.S. health care stocks as well as a short position in consumer stocks broadly. With regard to fixed income, we believed yields were likely to rise, a view we expressed through a tactical steepening position on the U.S. Treasury yield curve and a tactical breakeven inflation position. Within real assets at the beginning of the Reporting Period, we added a tactical short position in copper, as copper prices had rallied significantly, and we thought they were higher than fair value, making them vulnerable to a sell-off, in our view.

At the beginning of January 2018, we added a tactical allocation to the Goldman Sachs Hedge Industry VIP ETF, which seeks to track fundamentally driven hedge fund managers’ top conviction long positions.

Heading into February 2018, we reduced the Fund’s overall exposure to risk assets. We believed they could experience a short-term pullback, given their especially strong performance during the 2017 calendar year. Indeed, market volatility increased during the second half of the Reporting Period, and risk assets experienced two large sell-offs, one in February 2018 and the other in March. These sell-offs, which we expected to be short-lived, gave us opportunities to increase the Fund’s exposure to equities at what we saw as attractive valuations. After the February sell-off, we added tactical long positions in U.S. and emerging markets stocks. At the same time, we added some downside protection through the purchase of put options on the iShares MSCI Emerging Markets Index ETF. (Downside protection refers to the use of an option or other hedging instrument to limit or reduce losses in the case of decline in the value of an underlying security or asset class.) After the March sell-off, we established and subsequently increased the size of a basket containing relative value positions in U.S. and Japanese short-term interest rates.

Within equities during the second half of the Reporting Period, we eliminated the Fund’s tactical long positions in Taiwanese and Singaporean equities. We added tactical long positions in Thai, South Korean and Chinese equities and a tactical short position in Mexican equities. In terms of sector positioning, we exited the Fund’s tactical short position in consumer staples, as this sector had declined significantly along with other defensive sectors. We eliminated the Fund’s tactical long position in the U.S. health care sector and added tactical long positions in the U.S. information technology and banking sectors. Within fixed income, we changed the Fund’s tactical steepening position on the U.S. Treasury yield curve to an outright short duration position at the front, or short-term, end of the curve as we sought to mitigate the Fund’s exposure to market expectations about Fed monetary policy. We increased the Fund’s tactical short duration position on the U.S. Treasury yield curve as U.S. inflationary pressures continued to build. Within real assets, we added a tactical short position in crude oil as we believed West Texas Intermediate crude oil prices had risen higher than supply/demand conditions warranted. We also initiated a tactical long position in U.S. energy master limited partnerships, as these securities had sold off at the beginning of March 2018 in response to a U.S. Tax Court ruling. In addition, we

FUND RESULTS

eliminated the Fund’s short position in gold during the second half of the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used exchange-traded index futures contracts to gain short exposure to U.S. large-cap equities (negative impact on performance); short exposure to international developed equities (negative impact); long exposure to U.S. small-cap equities (positive impact); long exposure to broad emerging markets equities (positive impact); long and short exposure to non-U.S. developed markets and emerging markets equities (positive impact); long exposure to Chinese, Singaporean, South Korean and Thai equities (positive impact); long exposure to Taiwanese, Japanese and European stocks (negative impact); short exposure to Australian, Mexican and U.K. equities (negative impact); short exposure to South African equities (positive impact); and long exposure to European bank stocks (positive impact).

In addition, the Fund employed listed equity options to gain or reduce exposure to the equity markets of certain developed markets and emerging markets countries. The Fund used listed equity options to modulate the Fund’s participation in Brazilian and U.S. equities (positive impact on performance), European and Japanese equities (negative impact) and South Korean equities (neutral impact). The Fund utilized listed equity options to gain exposure to the U.S. energy sector (positive impact). Also, the Fund used options on fixed income assets to obtain exposure to U.S. high yield corporate bonds (negative impact) and European investment grade government bonds (neutral impact).

Interest rate futures were used to manage the Fund’s interest rate exposures and to facilitate the implementation of specific duration and yield curve views (positive impact on performance). The Fund employed U.S. Treasury futures as part of a breakeven inflation position during the Reporting Period (negative impact). In addition, the Fund used German bund futures to express a view on the direction of long-term German interest rates (negative impact). The Fund also utilized options on Eurodollar futures to take tactical positions on the U.S. interest rate yield curve (negative impact). (Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S.) Different positions may be taken within the Fund based on expectations of changes in interest rates and expectations of changes in the yield curve. Changes in the shape of the yield curve will change the relative price of bonds represented by the curve.

Options and futures on individual commodities and total return swaps on commodity indices were used to implement directional views or to implement systematic curve and carry strategies (positive impact overall).

In addition, the Fund used forward foreign currency exchange contracts to take long and short positions in select non-U.S. developed markets and in emerging markets as well as to take advantage of relative-value, momentum-based investment opportunities (negative impact overall).

Lastly, the Fund obtained exposure to the underlying asset classes through the use of underlying funds, which may also invest in derivatives to provide exposure to equity, fixed income and commodity asset classes. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had approximately 28% of its total net assets in long equity-related investments; approximately 42% of its total net assets in long fixed income-related investments; approximately 11% of its total net assets in long real assets investments; approximately 12% of its total net assets in long currency-related investments; and approximately 35% of its total net assets in long multi-strategy investments. It had short positions of approximately -11% of its total net assets in equity-related investments; approximately -31% of its total net assets in fixed income-related assets; approximately -0.2% of its total net assets in real asset investments; and approximately -12% of its total net assets in currency-related investments. These positions were accomplished through the use of equity index futures, equity options, interest rates futures, commodity futures and currency forwards.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A

At the end of the Reporting Period, we emphasized three macro themes. First, we expected the global economic expansion to continue in 2018, with growth remaining above trend, although we thought the pace of growth was likely to moderate relative to the momentum seen in the middle of

FUND RESULTS

2017. Second, we believed Fed monetary policy tightening would continue to have an impact on interest rates. In 2017, broader market developments offset hawkish monetary policy surprises, and benign inflation led to the easing of U.S. financial conditions. This is likely changing in 2018, in our view, as supply-side constraints increase and financial conditions tighten. (Supply-side constraints mean production is unable to keep pace with rising demand.) Third, we expected the global economic expansion to push global equity prices to new highs, but we thought the markets may experience temporary bouts of volatility. Accordingly, at the end of the Reporting Period, we believed the environment may favor a dynamic approach to asset allocation.

On the asset class level, we expect global equities to generate positive but moderate returns over the medium term. In our opinion, global equity performance may well be supported by ongoing global economic expansion, corporate earnings growth and inexpensive valuations relative to macroeconomic conditions, though valuations are likely to remain high in absolute terms. Regarding fixed income, we think the 10-year U.S. Treasury yield was at a reasonable level at the end of the Reporting Period, but we believe it could move higher before the end of 2018. We are monitoring credit spreads (or yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity), which were tight relative to macroeconomic conditions at the end of the Reporting Period, because we believe the corporate bond market may be approaching the point in the economic cycle when credit spreads historically start to widen. Overall, at the end of the Reporting Period, we favored emerging markets debt over developed markets debt. We held this view because of the strong economic growth backdrop in emerging markets countries as well as investor uncertainty about when global yields might rise, which allowed us to remain confident about a widening gap between the economic growth trajectories of emerging and developed markets.

FUND BASICS

Goldman Sachs Absolute Return Multi-Asset Fund

as of April 30, 2018

PERFORMANCE REVIEW
November 1, 2017–April 30, 2018	Fund Total Return (based on NAV)[1]	ICE BofA ML U.S. Dollar 3-Month LIBOR Constant Maturity Index[2]
Class A	-0.95%	0.69%
Class C	-1.31	0.69
Institutional	-0.81	0.69
Investor	-0.95	0.69
Class R	-1.10	0.69
Class R6	-0.79	0.69
April 16, 2018–April 30, 2018	Fund Total Return (based on NAV)[1]	ICE BofA ML U.S. Dollar 3-Month LIBOR Constant Maturity Index[2]
Class P	0.20%	0.09%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Fund’s benchmark index is the ICE Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”). The Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/18	One Year	Since Inception	Inception Date
Class A	-4.60%	-2.14%	9/2/2015
Class C	-0.90	-0.75	9/2/2015
Institutional	1.32	0.39	9/2/2015
Investor	1.17	0.25	9/2/2015
Class P	N/A	N/A	4/16/2018
Class R	0.61	-0.26	9/2/2015
Class R6	1.34	0.41	9/2/2015

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.42%	3.69%
Class C	2.17	4.44
Institutional	1.03	3.30
Investor	1.17	3.44
Class P	1.01	3.29
Class R	1.67	3.94
Class R6	1.01	3.29

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019 with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/18[5]
Holding	% of Net Assets	Line of Business
Goldman Sachs Financial Square Government Fund[6]	24.8%	Investment Companies
Goldman Sachs Tactical Exposure Fund[6]	19.8	Investment Companies
Goldman Sachs Alternative Premia Fund[6]	15.0	Investment Companies
Goldman Sachs Short-Term Conservative Income Fund[6]	7.9	Investment Companies
Goldman Sachs Emerging Markets Equity Fund[6]	6.0	Investment Companies
Goldman Sachs International Real Estate Securities Fund[6]	4.5	Investment Companies
Goldman Sachs Global Infrastructure Fund[6]	3.5	Investment Companies
United States Treasury Bills	3.0	U.S. Treasury Obligations
Goldman Sachs Real Estate Securities Fund[6]	2.6	Investment Companies
Goldman Sachs Emerging Markets Debt Fund[6]	2.2	Investment Companies

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

[6]	Institutional Shares.

FUND BASICS

SECTOR ALLOCATION[7]
As of April 30, 2018

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

FUND BASICS

Index Definitions

The S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Developed markets countries in the index include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K.

It is not possible to invest directly in an unmanaged index.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Schedule of Investments

April 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligation(a)(b) – 3.0%
United States Treasury Bills
$900,000	0.000%	05/03/18	$899,922
(Cost $899,930)

Shares	Distribution Rate	Value
Investment Companies(c) – 88.3%
Dynamic – 34.8%
Goldman Sachs Alternative Premia Fund – Institutional Shares
506,293	0.000%	$4,445,252
Goldman Sachs Tactical Exposure Fund – Institutional Shares
592,952	0.000	5,882,080

		10,327,332

Equity – 16.6%
Goldman Sachs Emerging Markets Equity Fund – Institutional Shares
77,536	0.000	1,782,548
Goldman Sachs Global Infrastructure Fund – Institutional Shares
99,708	0.000	1,032,977
Goldman Sachs International Real Estate Securities Fund – Institutional Shares
210,582	0.000	1,349,829
Goldman Sachs Real Estate Securities Fund – Institutional Shares
51,432	0.000	770,959

		4,936,313

Fixed Income – 36.9%
Goldman Sachs Emerging Markets Debt Fund – Institutional Shares
53,429	0.051	664,658
Goldman Sachs Financial Square Government Fund – Institutional Shares
7,357,764	1.623	7,357,764
Goldman Sachs Local Emerging Markets Debt Fund – Institutional Shares
90,057	0.035	591,673
Goldman Sachs Short-Term Conservative Income Fund – Institutional Shares
234,601	0.017	2,350,698

		10,964,793

TOTAL INVESTMENT COMPANIES
(Cost $26,211,053)		$26,228,438

TOTAL INVESTMENTS – 91.3%
(Cost $27,110,983)		$27,128,360

OTHER ASSETS IN EXCESS OF LIABILITIES – 8.7%		2,569,195

NET ASSETS – 100.0%		$29,697,555

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on centrally cleared swap contracts.
(c)	Represents an affiliated fund.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNY	—Chinese Yuan Renminbi
CZK	—Czech Koruna
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
PLC	—Public Limited Company

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
MS & Co. Int. PLC	CAD	390,000	USD	302,877	$304,116	06/20/18	$1,239
	CNY	1,410,000	USD	221,409	222,362	06/20/18	953
	JPY	21,000,000	USD	192,712	192,775	06/20/18	63
	KRW	156,650,000	USD	145,236	146,347	05/31/18	1,111
	PHP	11,500,000	USD	220,391	221,979	06/20/18	1,588
	SGD	10,000	USD	7,538	7,550	06/20/18	12
	TRY	240,000	USD	58,607	58,631	05/23/18	24
	TRY	40,000	USD	9,533	9,692	06/20/18	160
	TWD	5,500,000	USD	185,013	186,157	05/30/18	1,143
	USD	226,979	AUD	300,000	225,865	05/23/18	1,116
	USD	389,543	AUD	500,000	376,482	06/20/18	13,061
	USD	219,019	BRL	740,000	211,166	05/03/18	7,853
	USD	86,925	BRL	300,000	85,378	05/30/18	1,548
	USD	77,959	CAD	100,000	77,922	05/23/18	37
	USD	222,025	CAD	280,000	218,340	06/20/18	3,685
	USD	523,228	CHF	510,000	515,678	05/23/18	7,550
	USD	887,211	CHF	830,000	841,304	06/20/18	45,906
	USD	23,674	CLP	14,500,000	23,638	05/30/18	36
	USD	222,311	CNY	1,400,000	220,785	06/20/18	1,526
	USD	74,733	CZK	1,560,000	73,694	05/23/18	1,039
	USD	46,981	DKK	280,000	45,564	06/20/18	1,416
	USD	145,823	EUR	120,000	145,164	05/23/18	659
	USD	1,161,718	EUR	930,000	1,127,481	06/20/18	34,237
	USD	125,403	GBP	90,000	124,039	05/23/18	1,364
	USD	474,162	GBP	340,000	469,247	06/20/18	4,914
	USD	80,650	HKD	630,000	80,367	06/20/18	283
	USD	72,861	HUF	18,780,000	72,392	05/23/18	469
	USD	223,678	HUF	56,000,000	216,261	06/20/18	7,416
	USD	82,973	IDR	1,154,450,000	82,640	05/31/18	332
	USD	434,828	IDR	6,030,000,000	430,688	06/20/18	4,140
	USD	356,549	ILS	1,260,000	350,608	05/23/18	5,941
	USD	11,634	ILS	40,000	11,148	06/20/18	486
	USD	101,708	INR	6,710,000	100,634	05/02/18	1,074
	USD	42,328	INR	2,820,000	42,253	05/30/18	74
	USD	226,378	INR	15,000,000	224,238	06/20/18	2,140
	USD	120,157	JPY	13,100,000	120,021	05/23/18	136
	USD	1,062,848	JPY	112,000,000	1,028,132	06/20/18	34,717
	USD	18,353	KRW	19,600,000	18,311	05/31/18	42
	USD	224,919	KRW	240,000,000	224,369	06/20/18	550
	USD	20,821	MXN	390,000	20,774	05/23/18	47
	USD	234,606	NOK	1,870,000	233,291	05/23/18	1,316
	USD	393,358	NOK	3,050,000	380,893	06/20/18	12,465
	USD	212,491	NZD	300,000	211,059	05/23/18	1,432
	USD	228,594	NZD	310,000	218,090	06/20/18	10,504
	USD	97,728	PLN	340,000	96,894	05/23/18	834
	USD	78,105	RUB	4,870,000	77,306	05/03/18	799
	USD	33,035	RUB	2,040,000	32,271	05/30/18	764
	USD	417,307	RUB	26,000,000	410,356	06/20/18	6,950
	USD	188,141	SEK	1,590,000	181,903	05/23/18	6,239

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Schedule of Investments (continued)

April 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
MS & Co. Int. PLC (continued)	USD	73,223	SEK	600,000	$68,793	06/20/18	$4,431
	USD	30,458	SGD	40,000	30,200	06/20/18	258
	USD	222,765	TRY	910,000	220,500	06/20/18	2,265
	USD	172,775	TWD	5,090,000	172,279	05/30/18	496
	USD	528,826	TWD	15,300,000	518,662	06/20/18	10,165
	USD	16,936	ZAR	210,000	16,792	05/23/18	144
	USD	221,082	ZAR	2,660,000	211,957	06/20/18	9,126
TOTAL							$258,275

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
MS & Co. Int. PLC	AUD	40,000	USD	30,634	$30,115	05/23/18	$(518)
	AUD	360,000	USD	277,704	271,067	06/20/18	(6,637)
	BRL	740,000	USD	223,402	211,166	05/03/18	(12,236)
	CAD	190,000	USD	149,199	148,051	05/23/18	(1,148)
	CHF	200,000	USD	203,592	202,227	05/23/18	(1,366)
	CHF	710,000	USD	735,858	719,670	06/20/18	(16,189)
	CLP	101,690,000	USD	170,371	165,777	05/30/18	(4,594)
	CZK	3,440,000	USD	164,726	162,505	05/23/18	(2,221)
	DKK	110,000	USD	18,039	17,900	06/20/18	(139)
	EUR	220,000	USD	269,604	266,134	05/23/18	(3,470)
	EUR	490,000	USD	603,801	594,049	06/20/18	(9,751)
	GBP	240,000	USD	336,813	330,772	05/23/18	(6,041)
	GBP	135,000	USD	188,512	186,319	06/20/18	(2,194)
	HKD	210,000	USD	26,794	26,789	06/20/18	(5)
	HUF	31,110,000	USD	122,269	119,920	05/23/18	(2,349)
	HUF	56,000,000	USD	224,458	216,261	06/20/18	(8,196)
	IDR	6,030,000,000	USD	433,938	430,689	06/20/18	(3,249)
	ILS	830,000	USD	231,621	230,956	05/23/18	(665)
	ILS	40,000	USD	11,192	11,148	06/20/18	(44)
	INR	6,710,000	USD	102,401	100,634	05/02/18	(1,766)
	INR	7,250,000	USD	109,328	108,631	05/30/18	(698)
	INR	15,000,000	USD	228,043	224,238	06/20/18	(3,806)
	JPY	17,420,000	USD	161,940	159,600	05/23/18	(2,340)
	JPY	48,000,000	USD	449,579	440,628	06/20/18	(8,952)
	KRW	240,000,000	USD	226,007	224,369	06/20/18	(1,638)
	MXN	10,200,000	USD	545,980	543,316	05/23/18	(2,664)
	NOK	2,160,000	USD	276,107	269,469	05/23/18	(6,638)
	NOK	2,950,000	USD	377,305	368,405	06/20/18	(8,900)
	NZD	340,000	USD	243,710	239,200	05/23/18	(4,510)
	NZD	310,000	USD	226,747	218,090	06/20/18	(8,657)
	PLN	590,000	USD	173,599	168,138	05/23/18	(5,460)
	RUB	4,870,000	USD	84,231	77,306	05/03/18	(6,925)
	RUB	26,000,000	USD	452,421	410,356	06/20/18	(42,065)
	SEK	380,000	USD	44,489	43,474	05/23/18	(1,015)
	SEK	225,000	USD	26,402	25,797	06/20/18	(605)
	TRY	870,000	USD	221,426	210,807	06/20/18	(10,619)
	TWD	15,300,000	USD	524,735	518,662	06/20/18	(6,073)
	USD	147,699	CAD	190,000	148,051	05/23/18	(353)

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
MS & Co. Int. PLC (continued)	USD	231,523	CAD	300,000	$233,936	06/20/18	$(2,413)
	USD	40,439	CHF	40,000	40,445	05/23/18	(6)
	USD	1,567	CNY	10,000	1,577	06/20/18	(10)
	USD	27,558	GBP	20,000	27,564	05/23/18	(7)
	USD	117,233	IDR	1,645,780,000	117,812	05/31/18	(579)
	USD	104,808	INR	7,030,000	105,334	05/30/18	(526)
	USD	28,295	JPY	3,090,000	28,310	05/23/18	(15)
	USD	18,256	KRW	19,670,000	18,376	05/31/18	(120)
	USD	449,809	MXN	8,630,000	459,688	05/23/18	(9,878)
	USD	216,228	PHP	11,340,000	219,173	05/30/18	(2,945)
	USD	219,382	PHP	11,500,000	221,979	06/20/18	(2,597)
	USD	176,708	TRY	730,000	178,336	05/23/18	(1,628)
	USD	47,663	TWD	1,410,000	47,723	05/30/18	(60)
	USD	232,046	ZAR	2,910,000	232,685	05/23/18	(639)
	ZAR	3,910,000	USD	322,642	312,646	05/23/18	(9,996)
	ZAR	2,660,000	USD	225,950	211,958	06/20/18	(13,993)
TOTAL							$(250,108)

FUTURES CONTRACTS — At April 30, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
10 Year German Euro-Bund	1	06/07/18	$191,694	$675
10 Year U.S. Treasury Notes	35	06/20/18	4,186,875	(12,095)
5 Year German Euro-Bobl	1	06/07/18	158,196	(26)
Amsterdam Exchanges Index	1	05/18/18	133,548	1,446
CAC40 Index	2	05/18/18	132,184	2,363
E-mini Russell 2000 Index	1	06/15/18	77,190	(901)
Euro Stoxx 50 Index	3	06/15/18	125,856	1,601
French 10 Year Government Bonds	1	06/07/18	185,741	(907)
FTSE 100 Index	1	06/15/18	102,702	1,196
FTSE/MIB Index	1	06/15/18	142,485	1,728
Italian 10 Year Government Bonds	2	06/07/18	335,737	7,025
MSCI Emerging Markets Index	48	06/15/18	2,765,280	(41,161)
OMXS 30 Index	2	05/18/18	35,744	(41)
S&P 500 E-Mini Index	2	06/15/18	264,700	(3,841)
SET50 Index	10	06/28/18	74,708	(61)
SGX S&P CNX Nifty Index	2	05/31/18	43,140	615
Total				$(42,384)

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Schedule of Investments (continued)

April 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At April 30, 2018, the Fund had the following futures contracts: (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts:
10 Year U.K. Long Gilt	(1)	06/27/18	$(168,315)	$(29)
10 Year U.S. Treasury Notes	(13)	06/20/18	(1,555,125)	8,298
3 Month Sterling Interest Rate	(3)	12/19/18	(511,461)	(470)
3 Month Sterling Interest Rate	(3)	09/18/19	(510,274)	(470)
3 Month Sterling Interest Rate	(3)	06/17/20	(509,293)	(538)
5 Year U.S. Treasury Notes	(11)	06/29/18	(1,248,586)	6,252
Australian 10 Year Government Bonds	(2)	06/15/18	(192,569)	(910)
Bank Accept Index	(2)	03/18/19	(380,369)	(120)
Canada 10 Year Government Bonds	(3)	06/20/18	(307,138)	(1,082)
Euro Buxl 30 Year Bonds	(8)	06/07/18	(1,579,927)	(25,324)
Eurodollars	(6)	12/17/18	(1,460,325)	(2)
Eurodollars	(9)	09/16/19	(2,184,525)	(368)
Eurodollars	(81)	03/16/20	(19,644,525)	84,862
Eurodollars	(8)	06/15/20	(1,940,000)	(706)
Mini MSCI EAFE Index	(8)	06/15/18	(810,600)	624
S&P 500 E-Mini Index	(9)	06/15/18	(1,191,150)	44,233
U.S. Long Bonds	(3)	06/20/18	(431,531)	(5,659)
Total				$108,591
TOTAL FUTURES CONTRACTS				$66,207

SWAP CONTRACTS — At April 30, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at April 30, 2018(b)	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
CDX.NA.HY Index 30	5.000%	3.393%	06/20/23		$150	$(4,448,783)	$(4,450,506)	$1,723
CDX.NA.HY Index 30	5.000	3.393	06/20/23		4,460	4,793,450	4,708,949	84,501
CDX.NA.IG Index 30	1.000	0.608	06/20/23		400	7,853	7,293	560
iTraxx Europe Series 29	1.000	0.545	06/20/23	EUR	300	8,787	7,792	995
iTraxx Europe Crossover Series 29	5.000	2.713	06/20/23		150	20,242	18,384	1,858
TOTAL						$381,549	$291,912	$89,637

(a)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.
(b)	Payments made quarterly.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN AND PURCHASED OPTIONS CONTRACTS — At April 30, 2018, the Fund had the following written and purchased options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Eurodollar Futures	97.38	09/17/2018	3	$7,500	$1,143	$4,544	$(3,401)
Eurodollar Futures	97.63	06/18/2018	8	20,000	800	9,864	(9,064)
Eurodollar Futures	97.75	06/17/2019	8	20,000	600	22,018	(21,418)
Eurodollar Futures	98.00	03/18/2019	15	37,500	375	30,723	(30,348)
Eurodollar Futures	98.13	12/17/2018	12	30,000	150	26,930	(26,780)
Eurodollar Futures	98.25	09/17/2018	11	27,500	69	23,253	(23,184)
Eurodollar Futures	98.38	06/18/2018	10	25,000	63	18,275	(18,212)
Eurodollar Futures	99.00	12/17/2018	74	185,000	463	5,721	(5,258)
Eurodollar Futures	99.00	03/18/2019	22	55,000	138	2,251	(2,113)
Eurodollar Futures	99.00	06/17/2019	14	35,000	87	1,732	(1,645)
Eurodollar Futures	96.00	03/16/2020	7	17,500	17,806	18,191	(385)
Eurodollar Futures	96.50	12/16/2019	11	27,500	15,882	20,126	(4,244)
Eurodollar Futures	96.75	06/18/2018	19	47,500	41,800	43,382	(1,582)
Eurodollar Futures	96.75	09/16/2019	19	47,500	19,475	44,507	(25,032)
Eurodollar Futures	96.88	06/17/2019	21	52,500	17,587	43,786	(26,199)
Eurodollar Futures	97.00	09/17/2018	13	32,500	16,575	17,443	(868)
Eurodollar Futures	97.13	03/18/2019	17	42,500	8,606	32,339	(23,733)
Eurodollar Futures	97.25	12/17/2018	3	7,500	1,237	4,844	(3,607)
Eurodollar Futures	97.75	09/16/2019	4	10,000	450	2,509	(2,059)
TOTAL				$727,500	$143,306	$372,438	$(229,132)

EXCHANGE TRADED OPTIONS ON EQUITIES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts
Calls
S&P 500 Index	2,670.00	04/30/2018	(2)	$(200)	$(10)	$(7,494)	$7,484
S&P 500 Index	2,675.00	04/30/2018	(2)	(200)	(6)	(7,087)	7,081
S&P 500 Index	2,680.00	04/30/2018	(2)	(200)	(10)	(6,716)	6,706
S&P 500 Index	2,685.00	04/30/2018	(3)	(300)	(15)	(6,468)	6,453
S&P 500 Index	2,690.00	04/30/2018	(2)	(200)	(10)	(6,071)	6,061
S&P 500 Index	2,810.00	04/30/2018	(1)	(100)	(5)	(3,046)	3,041
S&P 500 Index	2,840.00	04/30/2018	(1)	(100)	(5)	(2,164)	2,159
S&P 500 Index	2,685.00	05/02/2018	(3)	(300)	(390)	(9,629)	9,239
S&P 500 Index	2,725.00	05/09/2018	(3)	(300)	(483)	(3,707)	3,224
S&P 500 Index	2,760.00	05/16/2018	(3)	(300)	(816)	(2,941)	2,125
S&P 500 Index	2,690.00	05/23/2018	(3)	(300)	(4,710)	(5,878)	1,168
S&P 500 Index	2,705.00	05/31/2018	(1)	(100)	(1,557)	(3,626)	2,069
S&P 500 Index	2,710.00	05/31/2018	(1)	(100)	(1,865)	(3,003)	1,138
S&P 500 Index	2,715.00	05/31/2018	(2)	(200)	(2,610)	(2,827)	217
S&P 500 Index	2,720.00	05/31/2018	(2)	(200)	(2,080)	(2,525)	445
S&P 500 Index	2,725.00	05/31/2018	(2)	(200)	(1,730)	(2,213)	483

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Schedule of Investments (continued)

April 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITIES (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
S&P 500 Index	2,730.00	05/31/2018	(2)	$(200)	$(1,756)	$(1,823)	$67
S&P 500 Index	2,735.00	05/31/2018	(2)	(200)	(1,860)	(1,732)	(128)
S&P 500 Index	2,745.00	05/31/2018	(1)	(100)	(593)	(2,107)	1,514
S&P 500 Index	2,810.00	05/31/2018	(1)	(100)	(113)	(2,325)	2,212
S&P 500 Index	2,720.00	06/29/2018	(1)	(100)	(2,580)	(2,809)	229
S&P 500 Index	2,795.00	06/29/2018	(1)	(100)	(740)	(869)	129

				$(4,100)	$(23,944)	$(87,060)	$63,116
Puts
S&P 500 Index	2,520.00	04/30/2018	(2)	$(200)	$(10)	$(3,692)	$3,682
S&P 500 Index	2,525.00	04/30/2018	(2)	(200)	(10)	(3,809)	3,799
S&P 500 Index	2,530.00	04/30/2018	(2)	(200)	(10)	(3,993)	3,983
S&P 500 Index	2,535.00	04/30/2018	(2)	(200)	(10)	(4,087)	4,077
S&P 500 Index	2,540.00	04/30/2018	(2)	(200)	(10)	(4,073)	4,063
S&P 500 Index	2,630.00	04/30/2018	(1)	(100)	(5)	(3,366)	3,361
S&P 500 Index	2,545.00	05/02/2018	(3)	(300)	(60)	(5,112)	5,052
S&P 500 Index	2,590.00	05/09/2018	(3)	(300)	(1,602)	(7,506)	5,904
S&P 500 Index	2,660.00	05/16/2018	(3)	(300)	(8,835)	(9,057)	222
S&P 500 Index	2,575.00	05/23/2018	(3)	(300)	(3,879)	(7,438)	3,559
S&P 500 Index	2,505.00	05/31/2018	(1)	(100)	(970)	(5,371)	4,401
S&P 500 Index	2,515.00	05/31/2018	(1)	(100)	(1,040)	(3,686)	2,646
S&P 500 Index	2,570.00	05/31/2018	(1)	(100)	(1,630)	(4,094)	2,464
S&P 500 Index	2,610.00	05/31/2018	(2)	(200)	(5,150)	(4,821)	(329)
S&P 500 Index	2,615.00	05/31/2018	(2)	(200)	(5,420)	(5,066)	(354)
S&P 500 Index	2,620.00	05/31/2018	(2)	(200)	(5,354)	(5,350)	(4)
S&P 500 Index	2,625.00	05/31/2018	(3)	(300)	(9,750)	(8,912)	(838)
S&P 500 Index	2,630.00	05/31/2018	(3)	(300)	(9,150)	(10,595)	1,445
S&P 500 Index	2,550.00	06/29/2018	(1)	(100)	(3,207)	(4,059)	852
S&P 500 Index	2,635.00	06/29/2018	(1)	(100)	(5,250)	(6,589)	1,339
				$(4,000)	$(61,352)	$(110,676)	$49,324
TOTAL				$(8,100)	$(85,296)	$(197,736)	$112,440

Abbreviations:
CS International (London)	—Credit Suisse International (London)
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Statement of Assets and Liabilities(a)

April 30, 2018 (Unaudited)

Assets:
Investments, at value (cost and $899,930)	$899,922
Investments of affiliated issuers, at value (cost and $26,211,053)	26,228,438
Purchased options, at value (cost $372,438)	143,306
Cash	458,153
Foreign currencies, at value (cost $26,607)	22,242
Unrealized gain on forward foreign currency exchange contracts	258,275
Receivables:
Collateral on certain derivative contracts(b)	1,994,604
Reimbursement from investment adviser	135,690
Investments sold	41,541
Dividends and interest	21,498
Foreign tax reclaims	1,190
Due from broker — upfront payment	225
Other assets	34,093
Total assets	30,239,177

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	250,108
Written option contracts, at value (premium received $197,736)	85,296
Variation margin on futures	11,343
Variation margin on swaps	1,894
Payables:
Investments purchased	23,885
Management fees	14,091
Distribution and service fees and transfer agency fees	2,030
Accrued expenses	152,975
Total liabilities	541,622

Net Assets:
Paid-in capital	29,673,647
Distributions in excess of net investment income	(7,028)
Accumulated net realized loss	(29,361)
Net unrealized gain	60,297
NET ASSETS	$29,697,555
Net Assets:
Class A	$3,219,924
Class C	24,612
Institutional	26,367,397
Investor	25,271
Class P	10,023
Class R	24,939
Class R6	25,389
Total Net Assets	$29,697,555
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	325,981
Class C	2,509
Institutional	2,658,517
Investor	2,549
Class P	1,010
Class R	2,526
Class R6	2,560
Net asset value, offering and redemption price per share:(c)
Class A	$9.88
Class C	9.81
Institutional	9.92
Investor	9.91
Class P	9.92
Class R	9.87
Class R6	9.92

(a)	Statement of Assets and Liabilities for the Absolute Return Multi-Asset Fund is consolidated and includes the balances of a wholly-owned subsidiary, Cayman Commodity — ARM, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes amounts segregated for initial margin and/or collateral on futures transactions, options and swaps transactions of $299,231, $1,440,186 and $255,187, respectively, for the Fund.
(c)	Maximum public offering price per share for Class A Shares of the Fund is $10.46. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Statement of Operations(a)

For the Six Months Ended April 30, 2018 (Unaudited)

Investment income:
Dividends — affiliated issuers	$218,400
Dividends — unaffiliated issuers	139,406
Interest	5,426
Total investment income	363,232

Expenses:
Professional fees	223,650
Management fees	126,068
Custody, accounting and administrative services	90,687
Printing and mailing costs	38,976
Trustee fees	8,652
Transfer Agency fees(b)	8,412
Distribution and Service fees(b)	4,523
Other	19,712
Total expenses	520,680
Less — expense reductions	(409,870)
Net expenses	110,810
NET INVESTMENT INCOME	252,422

Realized and unrealized gain (loss):
Capital gain distributions from Affiliated Underlying Funds	138,013
Net realized gain (loss) from:
Investment — unaffiliated issuers	53,532
Investments — affiliated issuers	(40,505)
Purchased options	(63,221)
Futures contracts	184,781
Written options	(241,193)
Swap contracts	26,211
Forward foreign currency exchange contracts	(108,557)
Foreign currency transactions	(15,533)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(42,739)
Investments — affiliated issuers	(221,055)
Purchased options	(94,684)
Futures contracts	(92,218)
Written options	86,005
Swap contracts	27,960
Forward foreign currency exchange contracts	(90,756)
Foreign currency translation	(4,017)
Net realized and unrealized loss	(497,976)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(245,554)

(a)	Statement of Operations for the Absolute Return Multi-Asset Fund is consolidated and includes the balances of a wholly-owned subsidiary, Cayman Commodity — ARM, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

Distribution and Service Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class P(c)	Class R	Class R6
$4,338	$123	$62	$3,123	$22	$5,218	$23	—	$22	$4

(c)	Commenced operations on April 16, 2018.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Statements of Changes in Net Assets(a)

	For the Six Months Ended April 30, 2018 (Unaudited)	For the Fiscal Year Ended October 31, 2017
From operations:
Net investment income	$252,422	$139,565
Net realized gain (loss)	(66,472)	359,122
Net change in unrealized gain (loss)	(431,504)	543,960
Net increase (decrease) in net assets resulting from operations	(245,554)	1,042,647

Distributions to shareholders:
From net investment income
Class A Shares	(9,391)	(761)
Class C Shares	—	(40)
Institutional Shares	(102,701)	(322,090)
Investor Shares	(63)	(283)
Class P Shares(b)	—	—
Class R Shares	—	(161)
Class R6 Shares	(105)	(327)
Total distributions to shareholders	(112,260)	(323,662)

From share transactions:
Proceeds from sales of shares	726,165	4,641,836
Reinvestment of distributions	111,950	322,747
Cost of shares redeemed	(1,034,692)	(154,129)
Net increase (decrease) in net assets resulting from share transactions	(196,577)	4,810,454
TOTAL INCREASE (DECREASE)	(554,391)	5,529,439

Net assets:
Beginning of period	30,251,946	24,722,507
End of period	$29,697,555	$30,251,946
Distributions in excess of net investment income	$(7,028)	$(147,190)

(a)	Statement of Changes in Net Assets for the Absolute Return Multi-Asset Fund is consolidated and includes the balances of a wholly-owned subsidiary, Cayman Commodity — ARM, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Commenced operations on April 16, 2018.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2018 - A	$10.00	$0.07		$(0.17)	$(0.10)	$(0.02)
2018 - C	9.94	0.03		(0.16)	(0.13)	—
2018 - Institutional	10.04	0.09		(0.17)	(0.08)	(0.04)
2018 - Investor	10.02	0.08		(0.17)	(0.09)	(0.02)
2018 - P (Commenced April 16, 2018)	9.90	0.01		0.01	0.02	—
2018 - R	9.98	0.05		(0.16)	(0.11)	—
2018 - R6	10.04	0.09		(0.17)	(0.08)	(0.04)

FOR THE FISCAL YEARS ENDED OCTOBER 31 ,
2017 - A	9.75	—	(f)	0.34	0.34	(0.09)
2017 - C	9.68	(0.06)		0.34	0.28	(0.02)
2017 - Institutional	9.78	0.05		0.34	0.39	(0.13)
2017 - Investor	9.76	0.04		0.33	0.37	(0.11)
2017 - R	9.72	(0.01)		0.33	0.32	(0.06)
2017 - R6	9.78	0.06		0.33	0.39	(0.13)
2016 - A	9.93	0.05		(0.19)	(0.14)	(0.04)
2016 - C	9.92	—	(g)	(0.22)	(0.22)	(0.02)
2016 - Institutional	9.94	0.11		(0.21)	(0.10)	(0.06)
2016 - Investor	9.93	0.10		(0.22)	(0.12)	(0.05)
2016 - R	9.93	0.05		(0.22)	(0.17)	(0.04)
2016 - R6	9.94	0.11		(0.21)	(0.10)	(0.06)

FOR THE PERIOD ENDED OCTOBER 31 ,
2015 - A (Commenced September 2, 2015)	10.00	(0.01)		(0.06)	(0.07)	—
2015 - C (Commenced September 2, 2015)	10.00	(0.02)		(0.06)	(0.08)	—
2015 - Institutional (Commenced September 2, 2015)	10.00	—	(f)	(0.06)	(0.06)	—
2015 - Investor (Commenced September 2, 2015)	10.00	—	(g)	(0.07)	(0.07)	—
2015 - R (Commenced September 2, 2015)	10.00	(0.01)		(0.06)	(0.07)	—
2015 - R6 (Commenced September 2, 2015)	10.00	—	(f)	(0.06)	(0.06)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Annualized.
(f)	Amount is less than $0.005 per share.
(g)	Amount is less than ($0.005) per share.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)		Ratio of total expenses to average net assets(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(d)

$9.88	(0.95)%	$3,220	1.09	%(e)	3.83	%(e)	1.44	%(e)	112%
9.81	(1.31)	25	1.84	(e)	4.60	(e)	0.61	(e)	112
9.92	(0.81)	26,367	0.70	(e)	3.47	(e)	1.74	(e)	112
9.91	(0.95)	25	0.84	(e)	3.61	(e)	1.60	(e)	112
9.92	0.20	10	0.75	(e)	2.49	(e)	2.60	(e)	112
9.87	(1.10)	25	1.34	(e)	4.10	(e)	1.11	(e)	112
9.92	(0.79)	25	0.69	(e)	3.45	(e)	1.76	(e)	112

10.00	3.54	3,909	1.05		3.21		(0.01)		96
9.94	2.75	25	1.80		4.05		(0.59)		96
10.04	4.02	26,242	0.65		2.91		0.55		96
10.02	3.97	25	0.80		3.05		0.41		96
9.98	3.36	25	1.30		3.56		(0.09)		96
10.04	4.05	26	0.63		2.89		0.58		96
9.75	(1.36)	83	0.79		4.01		0.53		38
9.68	(2.01)	24	1.65		4.46		(0.02)		38
9.78	(0.93)	24,542	0.49		3.31		1.13		38
9.76	(1.18)	25	0.65		3.47		0.98		38
9.72	(1.64)	24	1.15		3.97		0.48		38
9.78	(0.92)	25	0.47		3.28		1.16		38

9.93	(0.70)	25	1.23	(e)	3.81	(e)	(0.36	)(e)	1
9.92	(0.90)	26	1.98	(e)	4.55	(e)	(1.10	)(e)	1
9.94	(0.70)	24,718	0.82	(e)	3.40	(e)	0.04	(e)	1
9.93	(0.70)	25	0.98	(e)	3.57	(e)	(0.11	)(e)	1
9.93	(0.80)	25	1.48	(e)	4.07	(e)	(0.62	)(e)	1
9.94	(0.70)	25	0.77	(e)	3.35	(e)	0.10	(e)	1

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Notes to Financial Statements

April 30, 2018 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Absolute Return Multi-Asset Fund (the “Fund”) is a diversified fund and currently offers seven classes of shares — Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis of Consolidation for Absolute Return Multi-Asset Fund — Cayman Commodity-ARM, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on May 14, 2015 and is currently a wholly-owned subsidiary of the Absolute Return Multi-Asset Fund (the “Fund”). On April 16, 2018 the Fund ceased its investment in the Subsidiary. The Subsidiary acted as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund was the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of September 2, 2015. Under the Memorandum and Articles of Association of the Subsidiary, shares issued by the Subsidiary conferred upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of April 30, 2018, the Fund’s net assets were $29,697,555, of which, $5, or 0.0%, represented the Subsidiary’s net assets.

B.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the Underlying Fund invested in REITs.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Consolidated Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Consolidated Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

iii.  Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

As a seller of protection, the Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

A total return swap is an agreement that gives the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of April 30, 2018:

ABSOLUTE RETURN MULTI-ASSET

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
U.S. Treasury Obligations	$899,922	$—	$—
Investment Companies	26,228,438	—	—
Total	$27,128,360	$—	$—

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ABSOLUTE RETURN MULTI-ASSET (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets
Forward Foreign Currency Exchange Contracts(a)	$—	$258,275	$—
Futures Contracts(a)	160,918	—	—
Credit Default Swap Contracts(a)	—	89,637	—
Options Purchased	143,306	—	—
Total	$304,224	$347,912	$—
Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(250,108)	$—
Futures Contracts(a)	(94,711)	—	—
Written Options	(85,296)	—	—
Total	$(180,007)	$(250,108)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of April 30, 2018. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts; Purchased options, at value	$250,418	(a)	Variation margin on futures contracts	$(48,706)	(a)
Credit	Variation margin on swap contracts	89,637		—	—
Equity	Variation margin on futures contracts	53,806	(a)	Variation margin on futures contracts; Written options, at value	(131,301)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	258,275		Payable for unrealized loss on forward foreign currency exchange contracts	(250,106)
Total		$652,136			$(430,113)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statement of Operations:

Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and purchased options/Net change in unrealized gain (loss) on futures contracts and purchased options	$(56,100)	$19,590	329
Commodity	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	48,096	(105,743)	19
Credit	Net realized gain (loss) on swap contracts /Net change in unrealized gain (loss) on swap contracts	38,005	27,960	5
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net unrealized gain (loss) on forward foreign currency exchange contracts	(108,557)	(90,756)	148
Equity	Net realized gain (loss) from futures contracts, swap contracts, and written options/Net change in unrealized gain (loss) on futures contracts, purchased options and written options	(127,578)	(14,744)	264
Total		$(206,134)	$(163,693)	765

(a)	Average number of contracts is based on the average month end balances for the period ended April 30, 2018.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

4. INVESTMENTS IN DERIVATIVES (continued)

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of April 30, 2018:

	Derivative Assets(1)		Derivative Liabilities(1)
Counterparty	Forward Currency Contracts	Total	Forward Currency Contracts	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
MS & Co. Int. PLC	$258,275	$258,275	$(250,108)	$(250,108)	$8,167	$—	$8,167

(1)	Gross amounts available for offset but not netted in the Consolidated Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets. For the six months ended April 30, 2018, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Management Fee Rate	Effective Net Management Fee Rate*^(a)
0.85%	0.77%	0.73%	0.71%	0.85%	0.55%

*	GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to any management fee it earns as an investment adviser to any of the affiliated funds in which the Fund invests through at least February 28, 2019. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
(a)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreement as defined below after waivers.

The Fund invests in Institutional Shares of the Goldman Sachs Alternative Premia Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Short-Term Conservative Income Fund and the Goldman Sachs Tactical Exposure Fund, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which the Fund invests. For the six months ended April 30, 2018, GSAM waived $44,058 of the Fund’s management fee.

GSAM also provided management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and was entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remained in effect, GSAM had contractually agreed to waive irrevocably a portion of the Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Agreement. For the six months ended April 30, 2018, GSAM waived $9,570 of the Fund’s management fee. This waiver represents an inter-fund transaction and, accordingly, has been eliminated in consolidation.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. For the six months ended April 30, 2018, Goldman Sachs advised that it retained $8 of the front end sales charges and $0 of the CDSC for this Fund.

D.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.04% of the average daily net assets of Institutional Shares; and 0.03% of the average daily net assets of Class P and Class R6 Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund are 0.104%. These Other Expense limitations will remain in place through at least February 28, 2019 for Class A, Class C, Institutional, Investor, Class R and Class R6 Shares, and through at least April 16, 2019 for Class P Shares, and prior to such dates GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended April 30, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management fees	Other Expense Reimbursements	Total Expense Reimbursements
Absolute Return Multi-Asset	$44,058	$365,812	$409,870

G.  Line of Credit Facility — As of April 30, 2018, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2018, the Fund did not have any borrowings under the facility. The facility was decreased to $770,000,000 effective May 1, 2018.

H.  Other Transactions with Affiliates — For the six months ended April 30, 2018, Goldman Sachs did not earn any brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

As of April 30, 2018, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 100%, 96%, 100%, 100%, 100% and 100% of outstanding Class C, Institutional, Investor, Class P, Class R and Class R6 Shares, respectively of the Fund.

The following table provides information about the Fund’s investments in the Underlying Funds as noted below as of and for the six months ended April 30, 2018:

Fund	Market Value as of 10/31/17	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) on sales of Affiliated Investment Companies	Net Change in Unrealized Appreciation/ Depreciation	Market Value as of 4/30/18	Shares as of 4/30/18	Dividend Income from Affiliated Investment Companies	Capital Gain Distributions from Affiliated Investment Companies
Goldman Sachs Alternative Premia Fund — Institutional Shares	$—	$4,425,000	$—	$—	$20,252	$4,445,252	506,293	$—	$—
Goldman Sachs Emerging Markets Debt Fund — Institutional Shares	1,492,360	431,155	(1,205,000)	(14,592)	(39,265)	664,658	53,429	29,962	—
Goldman Sachs Emerging Markets Equity Fund — Institutional Shares	—	1,770,917	—	—	11,631	1,782,548	77,536	—	—
Goldman Sachs Emerging Markets Equity Insights Fund — Institutional Shares	2,060,317	184,098	(2,191,640)	196,016	(248,791)	—	—	30,146	78,951
Goldman Sachs Financial Square Government Fund — Institutional Shares	14,799,592	13,454,693	(20,896,521)	—	—	7,357,764	7,357,764	84,679	—
Goldman Sachs Global Infrastructure Fund — Institutional Shares	—	1,025,000	—	—	7,977	1,032,977	99,708	—	—
Goldman Sachs Hedge Industry VIP ETF	—	602,824	(613,531)	10,707	—	—	—	—	—
Goldman Sachs High Yield Floating Rate Fund — Institutional Shares	1,608,058	631,314	(2,228,657)	(7,416)	(3,299)	—	—	29,978	—

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Fund	Market Value as of 10/31/17	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) on sales of Affiliated Investment Companies	Change in Unrealized Appreciation/ Depreciation	Market Value as of 4/30/18	Shares as of 4/30/18	Dividend Income from Affiliated Investment Companies	Capital Gain Distributions from Affiliated Investment Companies
Goldman Sachs Inflation Protected Securities Fund — Institutional Shares	$1,769,389	$16,175	$(1,775,467)	$50,715	$(60,812)	$—	—	$3,761	$—
Goldman Sachs International Real Estate Securities Fund — Institutional	760,652	545,787	—	—	43,390	1,349,829	210,582	20,788	—
Goldman Sachs Local Emerging Markets Debt Fund — Institutional Shares	476,106	104,078	—	—	11,489	591,673	90,057	13,549	—
Goldman Sachs Managed Futures Strategy Fund	—	400,000	(381,919)	(18,081)	—	—	—	—	—
Goldman Sachs MLP Energy Infrastructure Fund	—	318,343	(312,666)	(5,677)	—	—	—	3,343	—
Goldman Sachs Real Estate Securities Fund — Institutional Shares	369,530	460,558	—	—	(59,129)	770,959	51,432	1,496	59,062
Goldman Sachs Short-Term Conservative Income Fund — Institutional	—	2,350,698	—	—	—	2,350,698	234,601	698	—
Goldman Sachs Strategic Income Fund	—	1,000,000	(997,919)	(2,081)	—	—	—	—	—
Goldman Sachs Strategic Macro Fund — Institutional Shares	1,970,021	113,112	(1,946,459)	(244,035)	107,361	—	—	—	—
Goldman Sachs Tactical Exposure Fund — Institutional Shares	—	7,400,000	(1,500,000)	(6,061)	(11,859)	5,882,080	592,952	—	—
TOTAL	$25,306,025	$35,233,752	$(34,049,779)	$(40,505)	$(221,055)	$26,228,438		$218,400	$138,013

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2018, were $22,310,828 and $14,266,735, respectively.

7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, October 31, 2017, the Fund’s capital loss carryforwards and certain timing differences on a tax basis were as follows:

Capital loss carryforwards:
Perpetual Long-Term	$(99,335)
Timing differences (Straddle Loss Deferral and Qualified Late Year Loss Deferral)	$(9,082)

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

7. TAX INFORMATION (continued)

As of April 30, 2018, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Absolute Return Multi-Asset Fund
Tax Cost	$27,142,184
Gross unrealized gain	144,978
Gross unrealized loss	(158,802)
Net unrealized security gain (loss)	$(13,824)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and options contracts, net mark to market gains (losses) on foreign currency contracts and differences in the tax treatment of underlying fund investments and swap transactions.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Fund invests in foreign securities, it may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

8. OTHER RISKS (continued)

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Tax Risk — The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/ or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLRs, pending review of its position on this matter. The IRS also recently issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. The Fund has obtained an opinion of counsel that the Fund’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

8. OTHER RISKS (continued)

company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

9. OTHER MATTERS

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2017-08 — Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, by requiring amortization to the earliest call date. The amendments are effective for the Fund’s fiscal year ended October 31, 2019. GSAM is currently evaluating the impact, if any, of the amendments to the Fund.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Absolute Return Multi-Asset Fund
	For the Six Months Ended April 30, 2018 (Unaudited)		For the Fiscal Year Ended October 31, 2017
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	29,820	$293,516	394,106	$3,906,079
Reinvestment of distributions	943	9,391	79	761
Shares redeemed	(95,607)	(951,055)	(11,839)	(117,718)
	(64,844)	(648,148)	382,346	3,789,122
Class C Shares
Reinvestment of distributions	—	—	4	40
	—	—	4	40
Institutional Shares
Shares sold	42,127	422,644	74,702	735,747
Reinvestment of distributions	10,249	102,391	33,421	321,175
Shares redeemed	(8,444)	(83,632)	(3,686)	(36,401)
	43,932	441,403	104,437	1,020,521
Investor Shares
Reinvestment of distributions	6	63	29	283
	6	63	29	283
Class P Shares(a)
Shares sold	1,011	10,005	—	—
Shares redeemed	(1)	(5)	—	—
	1,010	10,000	—	—
Class R Shares
Reinvestment of distributions	—	—	17	161
	—	—	17	161
Class R6
Shares sold	—	—	1	10
Reinvestment of distributions	11	105	34	327
Shares redeemed	—	—	(1)	(10)
	11	105	34	327
NET INCREASE (DECREASE)	(19,885)	$(196,577)	486,867	$4,810,454

(a)	Commenced operations on April 16, 2018.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Fund Expenses — Six Month Period Ended April 30, 2018 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class P, Class R or Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2017 through April 30, 2018, which represents a period of 181 days in a 365-day year. The Class P example is based on the period from April 17, 2018 through April 30, 2018, which represents a period of 14 out of 365 days. The Class P example for hypothetical expenses reflects projected activity for the period from November 1, 2017 through April 30, 2018 for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Absolute Return Multi-Asset Fund
Share Class	Beginning Account Value 11/1/17	Ending Account Value 4/30/18		Expenses Paid for the 6 months ended 4/30/18*
Class A
Actual	$1,000.00	$990.50		$5.38
Hypothetical 5% return	1,000.00	1,019.39	+	5.46
Class C
Actual	1,000.00	986.90		9.06
Hypothetical 5% return	1,000.00	1,015.67	+	9.20
Institutional
Actual	1,000.00	991.90		3.46
Hypothetical 5% return	1,000.00	1,021.32	+	3.51
Investor
Actual	1,000.00	990.50		4.15
Hypothetical 5% return	1,000.00	1,020.63	+	4.21
Class P(a)
Actual	1,000.00	1,002.00		0.31
Hypothethical 5% return	1,000.00	1,021.08	+	3.97
Class R
Actual	1,000.00	989.00		6.61
Hypothetical 5% return	1,000.00	1,018.15	+	6.71
Class R6
Actual	1,000.00	992.10		3.41
Hypothethical 5% return	1,000.00	1,021.37	+	3.46

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:
(a)	Commenced operations on April 16, 2018.

Fund	Class A	Class C	Institutional	Investor	Class P(a)	Class R	Class R6
Absolute Return Multi-Asset Fund+	1.09%	1.84%	0.70%	0.84%	0.80%	1.34%	0.69%

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.29 trillion in assets under supervision as of March 31, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund[7]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[8]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[9]
∎	International Equity ESG Fund[10]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[11]
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[6]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[7]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[8]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[9]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[10]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
[11]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President

and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer

and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.gsamfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown are as of April 30, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2018 Goldman Sachs. All rights reserved. 132321-OTU-06/2018 MACSAR-18/214

Goldman Sachs Funds

Semi-Annual Report	April 30, 2018

Dividend Focus Funds
Income Builder
Rising Dividend Growth

Goldman Sachs Dividend Focus Funds

∎	INCOME BUILDER

∎	RISING DIVIDEND GROWTH

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS INCOME BUILDER FUND

What Differentiates Goldman Sachs’

Income Builder Fund Investment Process?

Income Builder Fund is a broadly diversified portfolio that seeks to provide income and capital appreciation.

The Goldman Sachs Income Builder Fund provides exposure to the wealth-building opportunities of stocks and the regular income potential of bonds. The Fund invests in both equity and fixed income securities with a focus on yield enhancing strategies to earn a monthly income stream. The Fund seeks to maintain broad exposure to equities with lower than general equity market volatility.

We believe that similar themes can perform differently across asset classes. The Fund can potentially take advantage of these cross-asset class opportunities as it is a dynamic portfolio that allows the flexibility to allocate across equities and fixed income from a top-down perspective, given our views on macro opportunities and valuations.

In our risk management process, we identify, monitor and measure a fund’s risk profile. We consider the risk relative to the benchmark and the Fund’s investment goal to seek income stability and capital growth.

The Fund’s portfolio comprises the ideas of two experienced Goldman Sachs investment groups:

Global Fundamental Equity Group: A group of investment professionals averaging over 17 years of investment experience and with a strong commitment to fundamental research.

Global Fixed Income Group: Broad, deep capabilities across global fixed income markets, with a total return investment philosophy.

1

FUND RESULTS

Goldman Sachs Income Builder Fund

Investment Objective

The Goldman Sachs Income Builder Fund seeks to provide income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Team, the Goldman Sachs Fixed Income Investment Management Team, and the Goldman Sachs Global Portfolio Solutions Group, collectively the Goldman Sachs Income Builder Team (the “Income Builder Team”), discuss the Goldman Sachs Income Builder Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor and Class R6 Shares generated cumulative total returns, without sales charges, of -0.45%, -0.83%, -0.30%, -0.37% and -0.29%, respectively. These returns compare to the 1.94% and -0.63% cumulative total returns of the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”) and the ICE Bank of America Merrill Lynch BB to B U.S. High Yield Constrained Index (the “ICE BofAML Index”), respectively, during the same period.

From their inception on April 16, 2018 through the end of the Reporting Period, the Fund’s Class P Shares generated a cumulative total return, without sales charges, of -0.82% compared to the -1.07% and -0.67% cumulative total returns of the Russell Index and the ICE BofAML Index, respectively.

Q	What economic and market factors most influenced the equity and fixed income markets as a whole during the Reporting Period?

A	U.S. equities recorded a gain during the Reporting Period overall, with Federal Reserve (“Fed”) monetary policy economic data and political events dominating market sentiment. When the Reporting Period began in November 2017, progress on tax reform and strong economic activity were supportive of U.S. equities. In December, the Fed delivered the third interest rate hike of 2017, as had been widely expected, having done similarly in March and June 2017, and maintained its projections for three additional interest rate hikes in 2018. U.S. equities gained additional momentum toward the end of December from the passage of a tax reform bill that reduced the corporate tax rate from 35% to 21%.

U.S. equities saw a strong start to 2018, driven by positive economic data, the $1.5 trillion tax reform law and a favorable corporate earnings season. In February 2018, however, equities sold off globally on market speculation of a faster pace of Fed interest rates hikes, which stoked a sharp rise in bond yields and an increase in equity market volatility. Concerns about Fed monetary policy tightening were further exacerbated by solid U.S. labor and inflation data. In late February 2018, new Fed Chair Jerome Powell’s testimony before Congress, positing a more optimistic economic outlook since the December 2017 Fed meeting, surprised equity markets with its hawkish tilt and sparked a sell-off. (Hawkish tends to suggest higher interest rates; opposite of dovish.) In March 2018, escalating trade tensions and potential tariffs weighed on investor sentiment. Meanwhile, the Fed raised short-term interest rates, much as the market had expected. The Fed’s dot plot, which shows rate projections of the members of the Fed’s Open Market Committee, continued to point to a total of three interest rate increases in 2018. However, Fed policymakers acknowledged that the “economic outlook has strengthened in recent months,” revising their growth forecast higher and their employment forecast lower.

The U.S. equity market was relatively muted in April 2018, as the U.S. and China continued to generate trade headlines and geopolitical uncertainty about sanctions on Russia surfaced. A number of macroeconomic drivers, including U.S. labor market strength, higher inflation and fiscal stimulus, pushed up U.S. Treasury yields, with the 10-year U.S. Treasury yield breaching 3% toward month end. With more than half of S&P 500® Index companies having reported their first quarter 2018 results, the earnings season began strongly during April 2018.

2

FUND RESULTS

The broad U.S. fixed income market posted negative returns during the Reporting Period overall. Spread, or non-government bond, sectors generally outperformed U.S. Treasury securities, led by high yield corporate bonds. The U.S. Treasury yield curve, or spectrum of maturities, flattened slightly, as yields on longer-term maturities rose less than yields on shorter- and intermediate-term maturities. (A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows.)

During November and December 2017, the performance of spread sectors was largely positive, supported by continued strength in the global macro environment and contained market, macro and political volatility. Passage of U.S. tax reform legislation and solid corporate earnings were particularly supportive of U.S. corporate credit. As mentioned previously, the Fed raised short-term interest rates in December 2017 and, at the same time, maintained its forecast for three rate hikes in 2018. Spread sectors were then challenged during the first quarter of 2018, as volatility surged. Among the catalysts were firmer than consensus expected U.S. wage and price inflation data at the beginning of February 2018, equity market declines in February and March, and rising concerns about trade tensions during March. As mentioned earlier, Fed policymakers raised short-term interest rates again in March 2018. Beyond the U.S., monetary policy action was muted in the developed markets during the first calendar quarter overall, though policymakers in Europe and Japan sounded mildly dovish and those in Norway appeared more hawkish. Economic activity data moderated in emerging markets and developed markets countries but remained in expansionary territory, which was supportive of cyclical asset classes geared toward growth.

In April 2018, spread sectors produced mixed results. Global economic activity data continued to moderate, though some indicators appeared to have bottomed. Price pressures varied, with higher inflation in the U.S., diminishing inflation in the U.K. and an unexpected drop in Eurozone inflation. Firmer U.S. inflation data raised market expectations for a faster pace of Fed rate hikes, helping to push the 10-year U.S. Treasury yield to 3% for the first time since 2014. Elsewhere, developed markets’ central banks exhibited a dovish tilt, with the Bank of England and Sweden’s Riksbank announcing they would delay anticipated interest rate hikes.

Q	What was the Fund’s asset allocation positioning during the Reporting Period?

A	As part of its principal investment strategies, the Fund has a baseline allocation of 60% to fixed income securities and 40% to equity securities, though in seeking to meet its investment objective, the Fund has the flexibility to opportunistically tilt the allocation to fixed income and equity securities up to 15% above or below that baseline allocation. The Fund seeks to provide a high and stable income stream plus capital appreciation, with lower volatility than the equity market. The percentage of the portfolio invested in equity and fixed income securities will vary from time to time as the Income Builder Team evaluates such securities’ relative attractiveness based on, among other factors, income opportunities, market valuations, economic growth and inflation prospects. Because of these stated goals of the Fund, the Income Builder Team believes the returns of the Russell Index and the ICE BofAML Index should be considered for reference only.

At the beginning of the Reporting Period, the Fund was invested 38.5% in equities and 60.2% in fixed income, with the balance of 1.3% in cash and cash equivalents. During the Reporting Period, we modestly increased the Fund’s overall exposure to equities, particularly U.S. equities. Though U.S. equity valuations were elevated in historical terms, we believed they offered a reasonable risk premium compared to other asset classes. We also thought U.S. tax reform would be a tailwind for corporations, which was not yet being fully reflected in equity valuations, in our view. Regarding fixed income, we modestly reduced the Fund’s overall allocation but maintained our bias toward higher quality credits by tilting the Fund toward investment grade corporate bonds. At the end of the Reporting Period, the Fund was invested 41.6% in equities and 55.5% in fixed income, with the balance of 2.9% in cash and cash equivalents.

Q	What was the Fund’s 12-month distribution rate and what was its 30-day SEC yield during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor and R6 Shares* provided 12-month distribution rates of 3.71%, 3.01%, 4.03%, 3.89% and 4.03%, respectively. On April 30, 2018, the Fund’s 30-day

*	As the Fund’s Class P Shares have an inception date of April 16, 2018 and the Reporting Period ended on April 30, 2018, neither a 12-month distribution rate nor a 30-Day SEC yield is available for this share class.

3

FUND RESULTS

SEC yields (subsidized) for its Class A, C, Institutional, Investor and R6 Shares were 3.45%, 2.91%, 4.06%, 3.92% and 4.06%, respectively.

Q	What key factors had the greatest impact on the performance of the Fund’s equity allocation during the Reporting Period?

A	Relative to the Russell Index, stock selection had the greatest impact on the Fund’s equity allocation during the Reporting Period. The Fund’s call writing strategy, which seeks to generate additional cash flow and potentially reduce volatility by sales of call options on the S&P 500® Index or other regional stock market indices (or related ETFs), did not have a material impact on performance during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	During the Reporting Period, the Fund was hurt by overweight positions relative to the Russell Index in the health care and utilities sectors. An underweight in the consumer staples sector also hampered relative performance. Stock selection in all three sectors further detracted from the Fund’s returns. On the other hand, the Fund benefited from its overweight positions in the information technology and industrials sectors and its neutral position in the materials sectors. Stock selection in all three sectors also added to results.

Q	Which stocks detracted significantly from the Fund’s relative performance during the Reporting Period?

A	The largest detractors from the Fund’s performance relative to the Russell Index were Duke Energy, MetLife and British American Tobacco.

The Fund’s top detractor was Duke Energy, a regulated utility company and the largest electric power holding company in the U.S. Its shares retreated after the passage of U.S. tax reform and as investors grew concerned about the potential of lower rates for customers, which could lead to weaker cash flows across the utilities sector. In our view, these challenges are transitory, and we continued to have a positive view of Duke Energy at the end of the Reporting Period.

MetLife, a provider of insurance and financial services to individual and institutional customers, also dampened relative returns. The company announced it had discovered material weakness in its internal controls related to variable annuities within its Japanese operations. Additionally, its management issued fourth quarter 2017 guidance well below market consensus due to an annuity-related increase in reserves and also said a review was being conducted of international annuity/pension reserves. We viewed all this news negatively, with our greatest concern focused on MetLife’s investigation into its international businesses, which could potentially be an overhang on the company’s share price. We ultimately decided to eliminate the Fund’s position in the stock in favor of higher conviction ideas.

Another key detractor during the Reporting Period was British American Tobacco, a multinational cigarette manufacturer. Its stock price declined after the company reported 2017 earnings with lower than consensus expected revenue and organic sales growth. Although the company missed on these metrics, we believe it has a brand portfolio, geographic mix and synergies from the acquisition of Reynolds American that can support significant growth through 2020. Furthermore, in our view, British American Tobacco is a leader in next generation products, such as vaping and “heat not burn” products, which could provide a boost to its earnings in the longer term.

Q	Which stocks contributed significantly to the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited most compared to the Russell Index from investments in Royal Dutch Shell, Cisco Systems and Microsoft.

Shares of Royal Dutch Shell rose amid positive market sentiment about the progress of the British-Dutch oil and gas company’s asset disposal program as well as on solid production results. Its management announced it was comfortable with its ongoing plan to shed assets and said new projects could boost cash flows. At the end of the Reporting Period, we maintained a positive view of Royal Dutch Shell because of its attractive dividend yield and the potential upside of increased volumes in its integrated gas business.

Cisco Systems, a provider of Internet-based networking hardware and communications services, also added to relative returns. Its shares traded higher after the company reported solid quarterly earnings and gave higher guidance on growing revenues in a healthy operating environment. Investors reacted positively as Cisco Systems showed it continues to diversify its revenue streams while improving its older businesses in a manner we believe eases the challenges

4

FUND RESULTS

of such diversification. Cisco Systems seems poised for steady revenue growth, in our view, as its enterprise clients continue to focus on reducing operating expenses and increasing agility through network automation, an area well served by Cisco Systems’ campus LAN (local area network) switching product line. Additionally, we believe the company’s shares were trading, at the end of the Reporting Period, at compelling valuations relative to those of large cap technology peers and offered what we consider to be an attractive and sustainable dividend yield.

The Fund was also helped by a position in Microsoft, a developer and marketer of software and hardware services. In our view, the company has been executing well as it seeks to become a leader in cloud computing, effectively migrating its customer base and expanding its total available market. A recent reorganization further highlighted Microsoft’s commitment to its cloud business, as its management reallocated resources from Windows initiatives to further drive growth. As a result, we believe the company was well positioned at the end of the Reporting Period to increase revenues going forward. In our opinion, the company’s growth may accelerate over the next several years, which could potentially increase its multiples expansion. Additionally, we believe Microsoft was trading at the end of the Reporting Period at an attractive valuation and was supported by a strong yield.

Q	Were any significant purchases or sales made within the equity allocation of the Fund during the Reporting Period?

A	During the Reporting Period, the Fund initiated a position in Enel, an Italian distributor of gas and electricity across Eastern Europe and Latin America. We have a positive view on the European utilities market and thought Enel was trading at an attractive valuation.

Another notable purchase was First Horizon National, a financial holding company that offers checking accounts, savings products, mortgage banking, lending and financing to individuals and businesses. In our view, the stock’s underperformance in early 2018 provided a buying opportunity, as its shares were trading at a discount compared to those of the company’s peers. Looking ahead, we are optimistic that First Horizon National’s balance sheet will remain “asset sensitive,” which should allow the company to perform well in a rising interest rate environment. (Asset sensitivity refers to a balance sheet structure where assets re-price or reset faster than liabilities.) In addition, we think First Horizon stands to benefit from an increase in loan discounts as a result of its merger with Capital Bank Financial in late 2017.

Among those sales implemented during the Reporting Period was the Fund’s investment in Exxon Mobil. The stock had been purchased because of our positive views on the oil and gas company’s integrated business model and its management team’s ability to identify accretive acquisitions. During the Reporting Period, we exited the Fund’s position to purchase shares of another oil and gas company that offered what we considered to be more compelling risk-adjusted opportunities over the long term.

During the Reporting Period, we eliminated the Fund’s position in FirstEnergy, which is engaged in the generation, transmission and distribution of electricity in the U.S. Our original thesis was predicated on the view that FirstEnergy traded at an inexpensive valuation and provided a solid dividend yield. We also believed the company could benefit from the divestiture of its power generation business and a conversion to a fully regulated utility. We decided to eliminate the Fund’s position because we believed other utility stocks offered better risk/reward opportunities.

Q	What changes were made to the Fund’s equity market sector and industry weightings during the Reporting Period?

A	During the Reporting Period, we reduced the Fund’s exposures to energy, financials and utilities companies. We increased its exposures to information technology, real estate investment trusts and materials companies. At the end of the Reporting Period, the Fund was overweight relative to the Russell Index in the energy, health care, industrials, information technology, telecommunication services, utilities and real estate sectors. Within the energy sector, it was overweight energy master limited partnerships/energy infrastructure securities. The Fund was underweight relative to the Russell Index in the consumer discretionary, consumer staples and financials sectors. Compared to the Russell Index, the Fund was rather neutrally weighted in the materials sector at the end of the Reporting Period.

Q	Which fixed income market sectors significantly affected the Fund’s performance during the Reporting Period?

A

In absolute terms, the Fund’s performance was hampered by exposure to high yield corporate bonds within the communications and commercial services/products market segments. However, exposure to investment grade corporate

5

FUND RESULTS

bonds within the technology and telecommunications market segments contributed positively during the Reporting Period.

Relative to the ICE BofAML Index, the Fund was hurt by its overweight positions in communications-related high yield corporate bonds and tobacco industry investment grade corporate bonds. Conversely, underweight positions in energy-related and industrial manufacturing industry high yield corporate bonds added to relative returns. In addition, the Fund benefited from its underweight position overall in high yield corporate bonds, especially during November 2017 and the first quarter of 2018 when credit spreads (or yield differentials versus duration-equivalent U.S. Treasury securities) widened.

Q	How did the Fund’s duration and yield curve positioning strategies affect performance during the Reporting Period?

A	During the Reporting Period, the Fund’s duration strategy detracted from its performance. More specifically, the Fund was hurt by its duration positioning during April 2018. Duration is a measure of the Fund’s sensitivity to changes in interest rates. We do not actively manage the Fund’s yield curve positioning as part of our investment process.

Q	What changes were made to the Fund’s fixed income weightings during the Reporting Period?

A	Over the course of the Reporting Period, we increased the size of the Fund’s underweight position compared to the ICE BofAML Index in retail and apparel as that market segment, in our view, continues to face secular challenges due to pressures from e-commerce. We also increased the Fund’s underweight in energy because we remain cautious about cyclical sectors despite the rise in crude oil prices during the Reporting Period. In addition, we tilted the Fund toward investment grade corporate bonds as a way to maintain its bias toward higher quality credits.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As mentioned previously, the Income Builder Team wrote equity index options on a portion of the Fund’s equity allocation in an effort to generate additional cash flow and potentially reduce volatility. The use of equity index options did not have a material impact on performance during the Reporting Period. In managing the Fund’s fixed income allocation, the Income Builder Team used U.S. Treasury futures and Eurodollar futures to hedge and manage interest rate exposure. (Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S.) The Fund also utilized forward foreign currency exchange contracts to hedge currency exposure. The use of forward foreign currency exchange contracts and U.S. Treasury futures detracted from the performance of the Fund’s fixed income allocation during the Reporting Period. The use of Eurodollar futures had a modestly positive impact on returns.

Q	What is the Income Builder Team’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Income Builder Team was cautiously optimistic a favorable macroeconomic backdrop would continue to support U.S. equities. As a result of the tax reform legislation passed in December 2017, we expect investors to benefit from corporate tax savings deployment, including the return of capital through stock buybacks and dividends, increased mergers and acquisitions, and reinvestments. Although we considered equity valuations full at the end of the Reporting Period, we thought U.S. stocks offered a reasonable risk premium over other asset classes. Furthermore, after several years of thematic-driven markets, we are pleased to see increasing performance dispersion among individual stocks. In this environment, we believe an active approach to selecting stocks may continue to be rewarded. Regardless of market direction, however, fundamental, bottom-up stock selection will continue to drive our process, not headlines or investor sentiment. At the end of the Reporting Period, we maintained high conviction in the companies owned by the equity portion of the Fund, and we believed they have the potential to outperform relative to the broader market regardless of the growth environment. We intend to continue to focus on undervalued companies we believe are in control of their own future, such as innovators with differentiated products, companies with low-cost structures and firms that have been investing in their own businesses and are poised to gain market share. We will maintain our discipline in identifying companies with what we consider to be strong or improving balance sheets, led by quality management teams and trading at discounted valuations, seeking to generate long-term outperformance.

Regarding fixed income, the Income Builder Team had a cautiously positive outlook for high yield corporate bonds when the Reporting Period ended. In the near term, we expect solid corporate earnings growth, along with the tailwinds of fiscal stimulus and tax reform, to keep high yield credit spreads anchored close to their levels at the end of the Reporting Period. The key headwind for the asset class, in

6

FUND RESULTS

our view, is tight valuations. Going forward, we expect intermittent pull-backs, particularly during times when new issuance is strong. A potential source of increased new issuance is elevated mergers and acquisitions activity. We believe the largest risk to our outlook overall is a rise in interest rate volatility, which could be driven by more aggressive than consensus anticipated Fed monetary policy action, an inflation shock, escalating trade tensions, higher risk premiums due to idiosyncratic events, and/or market disruptions resulting from credit downgrades of investment grade corporate bonds. Persistent equity market volatility, which is historically a headwind for high yield credit spreads, is another possible risk to our outlook. At the end of the Reporting Period, we favored communications industries broadly because of what we consider to be their robust fundamentals and consumers’ non-cyclical demand for data. In addition, we have a positive view of financials companies, as we believe their earnings are likely to benefit from a modest increase in U.S. interest rates. Within technology, we like software companies because of their relative stability and the greater visibility we have into their operations. We intend to maintain the Fund’s underweight in retail and apparel due to the secular challenges we think the industry is facing. In terms of ratings, we continued to favor higher quality credits at the end of the Reporting Period.

7

FUND BASICS

Income Builder Fund

as of April 30, 2018

PERFORMANCE REVIEW
November 1, 2017–April 30, 2018	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]	ICE Bank of America Merrill Lynch BB to B U.S. High Yield Constrained Index[3]
Class A	-0.45%	1.94%	-0.63%
Class C	-0.83	1.94	-0.63
Institutional	-0.30	1.94	-0.63
Investor	-0.37	1.94	-0.63
Class R6	-0.29	1.94	-0.63

April 16, 2018–April 30, 2018 Class P	-0.82%	-1.07%	-0.67%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. This index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. It is not possible to invest directly in an unmanaged index.

[3]	The ICE BofA Merrill Lynch BB to B US High Yield Constrained Index contains all securities in the ICE BofA Merrill Lynch U.S. High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

FUND BASICS

PERFORMANCE REVIEW (continued)
November 1, 2017–April 30, 2018	12-Month Distribution Rate[4]	30-Day Standardized Subsidized Yield[5]	30-Day Standardized Unsubsidized Yield[5]
Class A	3.71%	3.45%	3.34%
Class C	3.01	2.91	2.80
Institutional	4.03	4.06	3.95
Investor	3.89	3.92	3.81
Class P	N/A	N/A	N/A
Class R6	4.03	4.06	3.95

[4]	The 12 month distribution rate is calculated by taking the sum of all cash distributions over the past 12 months and dividing by the month end NAV in the last month of the period. Distributions may include interest from fixed income, dividends from equities, short term and long term capital gains, return of capital, and special distributions. Return of capital distribution may include a return of some or all of the money that an investor invested in Fund shares. Distributions from securities such as MLPs passing through the Fund may also be characterized as return of capital. Special distributions may include any off-cycle distributions that occur outside of regular interest or dividend payment dates, such as when a company opts to pay a special dividend. The amounts and sources of distribution are not provided for tax reporting purposes. The Fund reports the character of distributions for federal income tax purposes each calendar year on Form 1099-DIV. Distributions will fluctuate over time and a large proportion of the distribution may occur at the end of the year in the form of capital gains. Distributions and market value movements affect the NAV of the Fund and will also affect this calculation. 12 month distribution rate numbers are based on historical distributions and NAVs and are not predictive of future distributions or yields. 12 month distribution rate is calculated to provide a sense of the total cash flow associated with investment in the Fund, but should not be confused with SEC yield, dividend yield or interest yield.

[5]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the SEC and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

9

FUND BASICS

STANDARDIZED TOTAL RETURNS[6]
For the period ended 3/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-2.52%	3.58%	5.49%	6.40%	10/12/1994
Class C	1.39	3.96	5.29	3.95	8/15/1997
Institutional	3.54	5.16	6.50	5.19	8/15/1997
Investor	3.45	5.00	N/A	8.10	8/31/2010
Class P	N/A	N/A	N/A	N/A	4/16/2018
Class R6	3.60	N/A	N/A	3.88	7/31/2015

[6]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[7]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.97%	0.99%
Class C	1.72	1.74
Institutional	0.58	0.60
Investor	0.72	0.74
Class P	0.57	0.59
Class R6	0.57	0.59

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

10

FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 4/30/18[8]
Holding	% of Net Assets	Line of Business
Microsoft Corp.	1.8%	Software
Pfizer, Inc.	1.7	Pharmaceuticals
Chevron Corp.	1.4	Oil, Gas & Consumable Fuels
Royal Dutch Shell PLC ADR Class A	1.4	Oil, Gas & Consumable Fuels
Johnson & Johnson	1.3	Pharmaceuticals
BB&T Corp.	1.3	Banks
Cisco Systems, Inc.	1.3	Communications Equipment
Vodafone Group PLC ADR	0.9	Wireless Telecommunication Services
Medtronic PLC	0.9	Health Care Equipment & Supplies
JPMorgan Chase & Co.	0.9	Banks

[8]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND’S EQUITY SECTOR ALLOCATIONS VS. BENCHMARK[9]
As of April 30, 2018

[9]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.0% of the Fund’s net assets as of April 30, 2018. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding.

11

FUND BASICS

FUND’S FIXED INCOME FUND COMPOSITION[10]

[10]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s Fixed Income investments. Short-term investments represent certificates of deposits and commercial papers. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding.

12

FUND RESULTS

Goldman Sachs Rising Dividend Growth Fund

Investment Objective

The Fund seeks long-term growth of capital and current income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies (“QIS”) portfolio management team, the Goldman Sachs Global Portfolio Solutions Group and the Dividend Assets Capital, LLC (“DAC”) portfolio management team, the Fund’s sub-adviser, discuss the Goldman Sachs Rising Dividend Growth Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor and Class R Shares generated cumulative total returns, without sales charges, of 4.09%, 3.70%, 4.36%, 4.25% and 3.98%, respectively. These returns compare to the 3.82% cumulative total return of the Fund’s benchmark, the S&P 500® Index (with dividends reinvested) (the “S&P 500 Index”), during the same time period.

From their inception on February 28, 2018 through the end of the Reporting Period, the Fund’s Class R6 Shares generated a cumulative total return, without sales charges of -0.73%. This return compares to the -2.17% cumulative total return of the S&P 500 Index during the same time period.

From their inception on April 16, 2018 through the end of the Reporting Period, the Fund’s Class P shares generated a cumulative total return, without sales charges of -1.24%. This return compares to the -1.08% cumulative total return of the S&P 500 Index during the same time period.

Q	What changes were made to the Fund during the Reporting Period?

A	Effective at the close of business on March 30, 2018, changes were made to the investment management responsibilities for the Fund. Goldman Sachs Asset Management, L.P. (“GSAM”) now manages the Fund’s dividend-paying investments using a systematic, rules-based approach, while DAC continues to manage the Fund’s investments in Master Limited Partnerships (“MLPs”). The Fund’s investment objective and benchmark did not change.

Q	What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

A	The factors that most influenced the equity markets as a whole during the Reporting Period can, in general, be broken down into two segments — those from the start of the Reporting Period in November 2017 through the end of January 2018 and those from the beginning of February 2018 through the end of the Reporting Period.

Through the latter part of January 2018 was generally a continuation of the relatively low volatility environment experienced by the U.S. equity markets through most of 2017. Indeed, the VIX, a volatility index that serves as a proxy for investor worries or the lack thereof, remained at rather low levels during these months. Further, investors looked with anticipation to the potential impact on bottom lines of the new tax reform legislation passed by Congress in late December 2017 along with the potential for synchronous global economic growth. The Federal Reserve (the “Fed”) increased interest rates by 25 basis points at its December 2017 meeting, as expected. (A basis point is 1/100th of a percentage point.) The S&P 500 Index, which had been appreciating each month of the Reporting Period to date, reached a fresh high in late January 2018.

At the beginning of February 2018, however, inflation fears took center stage, as wage growth came in higher than consensus expectations. Investors began to worry that a combination of higher wage growth and rising raw material costs could erode company margins and, in turn, corporate earnings growth. Further, investors grew concerned that rising inflation could drive the Fed to increase interest rates at a faster clip than previously expected by the consensus. From a geopolitical perspective, trade tensions increased dramatically with the U.S. Administration’s announcement of potential tariffs, which further exacerbated equity market volatility. The S&P 500 Index ended an extended streak of monthly advances, declining in both February and March 2018 before rebounding to eke out a modest gain in April 2018.

The U.S. equity markets remained relatively muted in April 2018 amid the U.S. and China generating trade headlines and

13

FUND RESULTS

geopolitical uncertainty stemming from sanctions on Russia surfacing. A number of macro drivers, including labor market strength, inflation normalization and fiscal stimulus, moved U.S. Treasury yields higher. Still, reports of first quarter 2018 corporate earnings were generally strong, with more than half of S&P 500 Index companies having reported results by the end of the Reporting Period.

Q	What economic and market factors most influenced energy MLPs as a whole during the Reporting Period?

A	The Alerian MLP Index, the leading measure of energy MLPs, returned -0.73% for the Reporting Period. On the one hand, energy MLPs were supported during the Reporting Period by higher crude oil prices, strong domestic shale oil and natural gas production and healthy crude/liquid natural gas/refined exports as well as a generally favorable economic backdrop both domestically and globally.

Further, fundamentally, MLPs delivered strong earnings before interest, taxes, amortization and depreciation (“EBITDA”) growth both year over year and sequentially, with strong distribution coverage and reduced financial leverage, as managements throughout the industry focused on business execution and reduced dependence on equity financing.

MLP performance during the Reporting Period, however, diverged from improved business fundamentals, offering, in our view, potentially attractive investment opportunities. As of April 30, 2018, MLPs offered 8.12% trailing 12-month distribution yields, which were significantly higher than their own 10-year average and higher than the yields of both the 10-year U.S. Treasury and the S&P 500 Index. MLPs also delivered strong EBITDA growth over the previous year, reduced balance sheet leverage and enhanced distribution coverage during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Most share classes of the Fund outperformed the S&P 500 Index for the Reporting Period as a whole.

From November 1, 2017 through March 30, 2018 (“the initial part of the Reporting Period”), the Fund, comprised of both MLP assets and dividend-paying investments, outperformed the S&P 500 Index, driven by strong stock selection that was only partially offset by the detracting effect of sector allocation decisions overall. Also, the Fund averaged a 1.83% allocation to cash during the initial part of the Reporting Period, which detracted modestly from relative results.

From March 31, 2018 through the end of the Reporting Period on April 30, 2018 (“the latter part of the Reporting Period”), the Fund’s overall benchmark remained the S&P 500 Index. Given that the MLP sleeve of the Fund gives exposure to energy stocks, however, the dividend-paying growers portion of the Fund, under its new investment approach, used the S&P 500 Ex-Energy Index as its benchmark. During the latter part of the Reporting Period, the Fund’s dividend-paying investments underperformed the S&P 500 Ex-Energy Index. While sector allocation contributed positively, albeit modestly, to relative results, stock selection detracted.

For the Reporting Period overall, the Fund’s MLP assets underperformed the Alerian MLP Index, the benchmark used for the MLP portion of the Fund. Such underperformance was driven by less than favorable stock selection. At the end of the Reporting Period, excluding cash, 96.8% of the Fund’s MLP assets were allocated to the oil and gas storage and transportation industry.

Q	Which equity market sectors most significantly affected Fund performance during the initial part of the Reporting Period?

A	As measured by the S&P 500 Index, the sectors that detracted most on a relative basis during the initial part of the Reporting Period were energy, materials and telecommunication services. Both stock selection in and having an overweight to the underperforming energy sector detracted. Most of the Fund’s energy sector exposure was through MLPs, which experienced a negative effect from tax reform as well as from a Federal Energy Regulatory Commission policy change that resulted in low correlation for MLPs to the upturn in the price of oil. Similarly, weak stock selection in and having an overweight in the materials sector, which lagged the S&P 500 Index during the initial part of the Reporting Period, hurt the Fund’s relative results. The Fund had no exposure to telecommunication services, which dampened results, as the sector outperformed the S&P 500 Index during the initial part of the Reporting Period.

Only partially offsetting these detractors was effective stock selection in the consumer staples, consumer discretionary and industrials sectors, which contributed positively. Having an underweight allocation to consumer staples, which lagged the S&P 500 Index during the initial part of the Reporting

14

FUND RESULTS

Period, and an overweight allocation to industrials, which outperformed the S&P 500 Index during the initial part of the Reporting Period, also buoyed the Fund’s relative results.

Q	Which stocks detracted significantly from the Fund’s performance during the initial part of the Reporting Period?

A	Detracting most from the Fund’s results relative to the S&P 500 Index during the initial part of the Reporting Period were positions in specialty chemicals producer Albemarle, exploration and production company Dominion Energy Midstream Partners, L.P. and refined petroleum products and ammonia storage, transportation and distribution company Magellan Midstream Partners, L.P.

Shares of Albemarle fell on worries that potential new lithium supply coming online in the years ahead could exceed demand. Shares of Dominion Energy Midstream Partners, L.P. declined significantly on the negative effect on its assets and potential impact on drop-down economics after the Federal Energy Regulatory Commission (“FERC”) announced it would no longer allow MLPs to use an income tax recovery allowance as part of the cost of service calculation for FERC regulated pipelines. (Drop-down refers to the act of a parent company selling energy MLP-qualified assets to the associated energy MLP.) In addition to general weakness in the MLP space, Magellan Midstream Partners, L.P.’s shares dropped, as its 2018 guidance was viewed as below expectation by many analysts. Additionally, while only marginally affected by the FERC policy change, Magellan Midstream Partners, L.P.’s shares sold off with the rest of the industry.

Q	What were some of the Fund’s best-performing individual stocks during the initial part of the Reporting Period?

A	The top contributors to the Fund’s relative performance during the initial part of the Reporting Period were athletic apparel, equipment and accessories company Nike, China-based technology company Tencent Holdings and off-price retailer Ross Stores.

Strong fundamentals and increased transparency on the drivers of its long-term earnings per share growth outlook drove the stock of Nike higher during the initial part of the Reporting Period. Key long-term earnings per share growth drivers included the shift to direct-to-consumer sales, innovation and supply chain revolution. Shares of Tencent Holdings rose on solid company reports during the initial part of the Reporting Period, which drove positive investor sentiment toward the company and its growth potential. Ross Stores’ strong stock performance was driven by its solid fundamentals. U.S. consumers found value and rewarding shopping experiences in Ross Stores, which drove high traffic.

Q	Which stocks detracted significantly from the Fund’s performance during the latter part of the Reporting Period?

A	Detracting most from the Fund’s results relative to the S&P 500 Ex-Energy Index during the latter part of the Reporting Period were overweight positions in out-of-benchmark institutional financial services firm SEI Investments and in semiconductor company Xilinx, which each posted double-digit negative returns. Not having a position in e-commerce giant Amazon.com, which performed well during the latter part of the Reporting Period, also proved to be a significant detractor.

Q	What were some of the Fund’s best-performing individual stocks during the latter part of the Reporting Period?

A	As the Fund transitioned on March 31, 2018, the QIS team received in-kind securities from the DAC team, and to avoid short-term capital gains, the QIS team held on to some stocks for a time, including some energy and non-U.S. companies. Given then-current market conditions, the top individual contributors to the Fund’s relative performance during the latter part of the Reporting Period were each an energy-related stock — Occidental Petroleum, Suncor Energy and Canadian Natural Resources. None of these stocks are components of the S&P 500 Ex-Energy Index, but each outperformed the S&P 500 Ex-Energy Index during the latter part of the Reporting Period.

Q	Which MLPs detracted significantly from the Fund’s performance during the Reporting Period as a whole?

A

Detracting most from the Fund’s results relative to the Alerian MLP Index during the Reporting Period were positions in Dominion Energy Midstream Partners, L.P., discussed earlier; EQT Midstream Partners, L.P., whose shares declined as investors increasingly focused on its complicated structure and on its most recent announcement about streamlining transactions, which fell short of investor expectations; and Tallgrass Energy GP, L.P., (“TEGP”) whose shares fell as investors demanded a simplified structure between TEGP and its limited partnership TEP, as drop-down inventory dried up. TEGP shares recouped some

15

FUND RESULTS

of its loss after announcing it had entered into a definitive agreement to acquire TEP in a unit for unit transaction.

Q	What were some of the Fund’s best-performing MLPs during the Reporting Period overall?

A	Relative to the Alerian MLP Index, the MLPs that contributed most to the Fund’s performance during the Reporting Period were Enterprise Products Partners, L.P., Viper Energy Partners, L.P. and Energy Transfer Partners, L.P.

The Fund had an overweight position in Enterprise Products Partners, L.P., as we viewed favorably its leading position in the midstream space and its strong export capability. (The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.) We also liked its proactive approach to slow its distribution growth to partially fund its future growth projects and reduce the need for an equity offering. Viper Energy Partners, L.P. was a new position in the Fund, initiated in early April 2018, as we anticipate higher crude oil prices. Viper Energy Partners, L.P. is a royalty MLP that benefits from growth in production via the royalties earned on acreage it leases to other producers. Energy Transfer Partners, L.P. experienced a rebound during the Reporting Period, as major projects were placed in service and improvement in its distribution coverage supported its distribution growth. We believe Energy Transfer Partners, L.P. had been unreasonably undervalued compared to its peers, and we see strong upside potential for the MLP based on its assets. Each of these three MLPs’ shares delivered a double-digit gain during the Reporting Period.

Q	How did the Fund use derivatives during the Reporting Period?

A	The MLP portion of the Fund did not use derivatives during the Reporting Period. The dividend-paying equity investments portion of the Fund used index futures contracts during the latter part of the Reporting Period to equitize its modest cash position. In other words, we bought index futures to avoid cash drag in the portfolio sleeve. (When a part of one’s total balance is not invested in securities but in a cash or cash-equivalent security it has no market exposure and is referred to as cash drag.) The use of these derivatives did not have a material impact on Fund results during the latter part of the Reporting Period.

Q	Did the Fund make any significant equity purchases or sales during the initial part of the Reporting Period?

A	We initiated a Fund position in International Business Machines (“IBM”). We believe IBM will successfully execute on its strategic imperatives initiative, which could lead to growth in excess of low consensus expectations. In our view, the company has an opportunity to build on its leadership position in artificial intelligence via Watson, thus driving growth in its cognitive solutions business segment. Further, we think revenues generated from its strategic imperatives initiative could drive the need for in-house talent at clients for implementation purposes, thus driving growth potential in its global business services segment. Finally, we believe IBM’s technology services & cloud business segment is well positioned to benefit in terms of cloud resources necessary to support the use of Watson along with hybrid cloud at clients.

We established a Fund position in medical products developer Medtronic, as we believe the company has strong upside potential. Our investment thesis is based on what we view as its industry-leading product portfolio driving sustainable sales growth, operating margin expansion through synergies and, at the time of purchase, an attractive valuation.

Conversely, we exited the Fund’s position in business outsourcing solutions provider Automatic Data Processing (“ADP”). Shares of ADP exceeded our price target, and we believed it prudent to reallocate to other opportunities.

We eliminated the Fund’s position in health care services provider Cardinal Health, as we believe the company faces ongoing challenges in its business. Further, guidance reductions have come because its management called out little visibility in earnings per share growth.

Q	Did the Fund make any significant equity purchases or sales during the latter part of the Reporting Period?

A	During the latter part of the Reporting Period, we focused on beginning to transition the dividend-paying growers portion of the Fund to its new systematic, rules-based approach.

Q	Did the Fund make any significant purchases or sales of MLPs during the Reporting Period overall?

A	In addition to the purchase of Cheniere Energy Partners, L.P. already mentioned, we initiated a Fund position in Hess

16

FUND RESULTS

Midstream Partners, L.P. (“HESM”). HESM has what we view as strategically located assets, strong sponsorship and visible growth potential, both in earnings and distributions. While sponsored by Hess, HESM’s assets have already been spun off from its parent into a privately-held holding company, thus insulating it from a potential takeover of Hess. This structure, in our option, means most of HESM’s drop-downs are simply a larger percentage of the assets it already has. Additionally, its location in the Bakken shale gives it exposure to a high growth area, and its assets cover both crude oil and natural gas, enabling it to benefit from the production growth of both commodities in North Dakota.

Conversely, we sold the Fund’s positions in Genesis Energy, L.P. after its distributions were cut due to a challenging business environment and increasing cost of capital.

We exited the Fund’s position in Energy Transfer Equity, L.P. due to ongoing weakness in the MLP space along with enhanced headline risk surrounding the Energy Transfer family, which includes Energy Transfer Equity, L.P. and Energy Transfer Partners, L.P. Because Energy Transfer Equity, L.P. owns the general partner and incentive distribution rights for Energy Transfer Partners, L.P., we felt it was less of a risk to sell Energy Transfer Equity, L.P. while continuing to hold Energy Transfer Partners, L.P.

Q	Were there any notable changes in the Fund’s equity sector weightings during the Reporting Period?

A	During the initial part of the Reporting Period, the Fund’s exposure to information technology and consumer discretionary increased relative to the S&P 500 Index, and its allocations to the energy and materials sectors decreased relative to the S&P 500 Index.

Under the QIS team’s new investment approach, implemented during the latter part of the Reporting Period, the Fund does not take sector bets by design. Therefore, the dividend-paying investments portion of the Fund, using a quantitative process, strove to be similar to the S&P 500 Ex-Energy Index in terms of sector allocation. We seek to provide exposure to high quality, dividend-paying growers within each sector.

Q	How was the dividend-paying investments portion of the Fund positioned relative to the S&P 500 Ex-Energy Index at the end of the Reporting Period?

A	As mentioned earlier, it is not part of the dividend-paying investments portion of the Fund’s approach to take sector bets. That said, at the end of April 2018, the dividend-paying investments portion of the Fund had a slightly overweighted position relative to the S&P 500 Ex-Energy Index in health care. On the same date, the Fund had no exposure to telecommunication services and rather neutral positions in all other sectors within the S&P 500 Ex-Energy Index. The Fund also had exposure to the energy sector at the end of the Reporting Period, as the transition to its new investment process was in the early stages.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	As described earlier, effective after the close of business on March 30, 2018, the QIS team manages the Fund’s dividend-paying investments, while DAC continued to manage the Fund’s investments in MLPs.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	The Fund seeks long-term growth of capital and current income. Within the dividend-paying growers sleeve, we maintained confidence at the end of the Reporting Period in high quality business models that have demonstrated commitment to grow their dividend in a rather stable manner.

As for MLPs, we expect their trailing 12-month distribution yield to grow during the coming year as a natural hedge to inflation. We believe, over time, the performance of MLPs will likely catch up with their strong business fundamentals. At the end of the Reporting Period, we continued to favor high quality MLPs, with top-tier balance sheets and distribution growth, along with competitive costs of capital and strong rates of return on future growth projects. As always, we continue to monitor domestic and global economies, geopolitical factors, interest rates and equity market fundamentals as we actively manage the Fund.

17

FUND RESULTS

Index Definitions

The Alerian MLP Index is a float-adjusted, capitalization-weighted index, whose constituents represent approximately 85% of total float-adjusted market capitalization. It is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

The S&P 500® Index is a market capitalization weighted index of the 500 largest U.S. publicly traded companies by market value.

The S&P 500® Ex-Energy Index is designed to provide broad market exposure except for members of the energy sector.

The ICE Bank of America Merrill Lynch BB to B U.S. High Yield Constrained Index contains all securities in the ICE Bank of America Merrill Lynch U.S. High Yield Index rated BB1 through B3 (based on an average of Moody’s Investors Service, S&P Ratings and Fitch Ratings) but caps issuer exposure at 2%. The Index is rebalanced on the last calendar day of the month.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. It is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

It is not possible to invest directly in an unmanaged index.

18

FUND BASICS

Rising Dividend Growth Fund

as of April 30, 2018

PERFORMANCE REVIEW
November 1, 2017–April 30, 2018	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]
Class A	4.09%	3.82%
Class C	3.70	3.82
Institutional	4.36	3.82
Investor	4.25	3.82
Class R	3.98	3.82

February 28, 2018–April 30, 2018 Class R6	-0.73%	-2.17%

April 16, 2018–April 30, 2018 Class P	-1.24%	-1.08%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	3.92%	7.19%	7.44%	7.58%	3/23/2004
Class C	8.05	7.59	7.39	7.51	4/14/2005
Institutional	10.41	8.83	8.51	7.90	3/21/2007
Investor	10.37	8.69	N/A	9.34	2/27/2012
Class P	N/A	N/A	N/A	N/A	4/16/2018
Class R	9.75	8.14	N/A	8.79	2/27/2012
Class R6	N/A	N/A	N/A	-1.37	2/28/2018

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Effective February 27, 2012, the Rising Dividend Growth Fund, a series of Dividend Growth Trust (the “Predecessor Fund”), was reorganized into the Fund. As accounting successor to the Predecessor Fund, the Fund has assumed the Predecessor Fund’s historical performance. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to February 27, 2012 (the effective date of the reorganization of the Predecessor Fund into the Fund), the maximum initial sales charge applicable to sales of Class A Shares of the Predecessor Fund was 5.75%, which is not reflected in the average annual total return figures shown. Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

19

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.15%	1.19%
Class C	1.90	1.94
Institutional	0.76	0.80
Investor	0.90	0.94
Class P	0.75	0.79
Class R	1.40	1.44
Class R6	0.75	0.79

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/18[5]
Holding	% of Net Assets	Line of Business
Microsoft Corp.	2.0%	Software
International Business Machines Corp.	1.9	IT Services
Texas Instruments, Inc.	1.8	Semiconductors & Semiconductor Equipment
Mastercard, Inc. Class A	1.8	IT Services
Enterprise Products Partners LP	1.7	Oil, Gas & Consumable Fuels
Accenture PLC Class A	1.7	IT Services
Magellan Midstream Partners LP	1.7	Oil, Gas & Consumable Fuels
Medtronic PLC	1.6	Health Care Equipment & Supplies
UnitedHealth Group, Inc.	1.5	Health Care Providers & Services
Energy Transfer Partners LP	1.5	Oil, Gas & Consumable Fuels

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

20

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of April 30, 2018

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding.

21

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – 40.3%
Aerospace & Defense – 0.6%
19,127	Northrop Grumman Corp.	$6,159,659
44,578	United Technologies Corp.	5,356,047

		11,515,706

Air Freight & Logistics – 0.4%
67,119	United Parcel Service, Inc. Class B	7,618,006

Banks – 5.3%
180,398	Bank of the Ozarks, Inc.	8,442,626
470,833	BB&T Corp.	24,859,982
103,551	Commerce Bancshares, Inc.	6,577,560
38,158	Cullen/Frost Bankers, Inc.	4,367,183
567,742	First Horizon National Corp.	10,389,679
152,566	JPMorgan Chase & Co.	16,596,129
49,250	M&T Bank Corp.	8,976,798
230,587	SunTrust Banks, Inc.	15,403,212
123,523	Wells Fargo & Co.	6,418,255

		102,031,424

Beverages – 0.4%
71,087	Anheuser-Busch InBev SA ADR	7,114,387

Biotechnology – 0.2%
59,320	Gilead Sciences, Inc.	4,284,684

Capital Markets – 1.0%
206,058	AllianceBernstein Holding LP	5,604,778
119,010	Northern Trust Corp.	12,704,317

		18,309,095

Chemicals – 0.9%
47,332	DowDuPont, Inc.	2,993,276
93,976	Praxair, Inc.	14,333,219

		17,326,495

Commercial Services & Supplies – 0.2%
63,991	Republic Services, Inc.	4,138,938

Communications Equipment – 1.3%
545,782	Cisco Systems, Inc.	24,172,685

Construction & Engineering – 0.7%
515,481	Vinci SA ADR	12,814,858

Diversified Telecommunication Services – 0.9%
327,742	AT&T, Inc.	10,717,164
133,869	Verizon Communications, Inc.	6,606,435

		17,323,599

Electric Utilities – 2.1%
126,708	Duke Energy Corp.	10,156,913
1,910,661	Enel SpA ADR	11,989,398
314,366	Fortis, Inc.	10,528,117
97,708	Pinnacle West Capital Corp.	7,865,494

		40,539,922

Electrical Equipment – 0.3%
96,526	Emerson Electric Co.	6,410,292

Common Stocks – (continued)
Energy Equipment & Services – 0.5%
142,565	Schlumberger Ltd.	9,774,256

Equity Real Estate Investment Trusts (REITs) – 2.5%
41,167	American Tower Corp.	5,613,532
38,207	AvalonBay Communities, Inc.	6,227,741
63,470	Camden Property Trust	5,420,338
94,146	Crown Castle International Corp.	9,496,507
705,487	DDR Corp.	5,114,781
200,138	Hudson Pacific Properties, Inc.	6,578,536
142,834	Klepierre SA	5,846,012
63,201	Ventas, Inc.	3,249,796

		47,547,243

Food & Staples Retailing – 0.2%
190,944	The Kroger Co.	4,809,879

Food Products – 0.3%
111,664	The Kraft Heinz Co.	6,295,616

Health Care Equipment & Supplies – 1.7%
252,014	Abbott Laboratories	14,649,574
216,823	Medtronic PLC	17,374,027

		32,023,601

Health Care Providers & Services – 0.5%
54,273	Aetna, Inc.	9,717,581

Hotels, Restaurants & Leisure – 0.3%
34,976	McDonald’s Corp.	5,856,381

Industrial Conglomerates – 0.5%
24,438	3M Co.	4,750,503
38,230	Honeywell International, Inc.	5,531,116

		10,281,619

Insurance – 0.9%
91,870	Principal Financial Group, Inc.	5,440,541
42,946	RenaissanceRe Holdings Ltd.	5,842,374
42,004	The Travelers Cos., Inc.	5,527,727

		16,810,642

Internet Software & Services – 0.3%
5,435	Alphabet, Inc. Class A	5,535,982

IT Services – 0.2%
48,221	Fidelity National Information Services, Inc.	4,579,548

Media – 0.5%
146,436	Comcast Corp. Class A	4,596,626
166,303	Viacom, Inc. Class B	5,015,698

		9,612,324

Metals & Mining – 0.2%
61,425	Nucor Corp.	3,785,008

Multi-Utilities – 0.2%
81,246	Public Service Enterprise Group, Inc.	4,236,979

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Shares	Description	Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – 5.3%
132,133	Antero Midstream Partners LP	$3,542,486
260,072	Blue Ridge Mountain Resources, Inc.(a)(b)(c)	1,924,533
332,804	BP PLC ADR	14,839,730
217,437	Chevron Corp.	27,203,543
100,138	ConocoPhillips	6,559,039
287,728	Energy Transfer Partners LP	5,184,859
177,732	Plains All American Pipeline LP	4,178,479
383,960	Royal Dutch Shell PLC ADR Class A	26,838,804
437,098	The Williams Cos., Inc.	11,246,531

		101,518,004

Personal Products – 0.5%
159,750	Unilever NV	9,124,920

Pharmaceuticals – 4.3%
42,916	Allergan PLC	6,594,044
191,236	Bristol-Myers Squibb Co.	9,969,133
197,441	Johnson & Johnson	24,974,312
159,061	Merck & Co., Inc.	9,363,921
892,089	Pfizer, Inc.	32,659,378

		83,560,788

Road & Rail – 0.4%
55,423	Union Pacific Corp.	7,406,175

Semiconductors & Semiconductor Equipment – 0.9%
31,798	Broadcom, Inc.	7,295,097
189,412	Intel Corp.	9,777,448

		17,072,545

Software – 2.3%
361,845	Microsoft Corp.	33,839,744
213,132	Oracle Corp.	9,733,739

		43,573,483

Technology Hardware, Storage & Peripherals – 0.4%
48,070	Apple, Inc.	7,944,048

Tobacco – 1.0%
174,079	Altria Group, Inc.	9,767,573
177,070	British American Tobacco PLC ADR	9,671,563

		19,439,136

Transportation Infrastructure(d) – 0.8%
875,576	Atlantia SpA ADR	14,499,539

Water Utilities – 0.4%
99,351	American Water Works Co., Inc.	8,601,810

Wireless Telecommunication Services – 0.9%
609,136	Vodafone Group PLC ADR	17,914,690

TOTAL COMMON STOCKS
(Cost $698,468,986)		775,121,888

Shares	Rate	Value
Preferred Stocks(e) – 1.3%
Capital Markets(f) – 0.3%
Morgan Stanley (3M USD LIBOR + 3.708%)
$183,597	6.375%	$4,909,384

Diversified Telecommunication Services – 0.3%
Qwest Corp.
43,276	6.500	913,989
Verizon Communications, Inc.
205,549	5.900	5,247,666

		6,161,655

Electric Utilities(f) – 0.5%
SCE Trust III (3M USD LIBOR + 2.990%)
377,865	5.750	9,994,529

Insurance(f) – 0.2%
Delphi Financial Group, Inc. (3M USD LIBOR + 3.190%)
143,849	5.029	3,200,640

TOTAL PREFERRED STOCKS – 1.3%
(Cost $23,458,606)		$24,266,208

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – 44.6%
Agriculture(e)(g) – 0.8%
BAT Capital Corp.
$17,000,000	4.390%	08/15/37	$16,299,759

Airlines(g) – 0.1%
Air Canada Pass Through Trust Series 2013-1, Class B
2,078,095	5.375	11/15/22	2,124,229

Automotive – 1.1%
Delphi Technologies PLC(g)
5,000,000	5.000	10/01/25	4,823,775
General Motors Co.(e)
2,500,000	6.750	04/01/46	2,831,389
IHO Verwaltungs GmbH(e)(g)(h) (PIK+ 3.110%)
14,000,000	4.500	09/15/23	13,650,000

			21,305,164

Banks – 3.6%
Bank of America Corp.(e)(f) (3M USD LIBOR + 3.898%)
6,275,000	6.100	12/29/49	6,502,469
Barclays PLC(e)(f) (5 year USD Swap + 5.022%)
3,000,000	6.625	06/29/49	3,067,500
CIT Group, Inc.(e)
4,025,000	5.250	03/07/25	4,110,531
Citigroup, Inc.(e)(f) (3M USD LIBOR + 4.517%)
7,000,000	6.250	12/29/49	7,271,250
Credit Agricole SA(e)(f)(g) (5 year USD Swap + 4.697%)
2,500,000	6.625	09/29/49	2,562,500
Credit Suisse Group AG(e)(f)(g) (5 year USD Swap + 4.598%)
4,025,000	7.500	12/29/49	4,362,094

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Banks – (continued)
	ING Groep NV(e)(f)
	(5 year USD Swap + 4.445%)
	$4,275,000	6.000%		12/29/49	$4,365,844
	(5 year USD Swap + 4.446%)
	5,000,000	6.500		12/29/49	5,150,000
	Intesa Sanpaolo SpA(g)
	7,000,000	5.017		06/26/24	6,833,750
	JPMorgan Chase & Co.(e)(f) (3M USD LIBOR + 3.330%)
	9,000,000	6.125		12/29/49	9,360,000
	Lloyds Banking Group PLC(e)(f) (5 year GBP Swap + 5.060%)
GBP	3,491,000	7.000		12/29/49	5,021,657
	Royal Bank of Scotland Group PLC
	$2,975,000	6.000		12/19/23	3,153,565
	UBS Group AG(e)(f) (5 year USD Swap + 4.590%)
	7,000,000	6.875		12/29/49	7,374,850

					69,136,010

Beverages(g) – 0.2%
	Pernod Ricard SA
	3,000,000	5.500		01/15/42	3,388,500

Building Materials(e)(g) – 0.6%
	BMC East LLC
	3,000,000	5.500		10/01/24	2,962,500
	Builders FirstSource, Inc.
	4,000,000	5.625		09/01/24	3,960,000
	Masonite International Corp.
	5,000,000	5.625		03/15/23	5,150,000

					12,072,500

Chemicals(e) – 0.5%
	Ashland LLC
	3,010,000	6.875		05/15/43	3,220,700
	PQ Corp.(g)
	3,400,000	6.750		11/15/22	3,604,000
	Valvoline, Inc.
	1,950,000	5.500		07/15/24	1,993,875

					8,818,575

Commercial Services(e)(g) – 0.7%
	Nielsen Finance LLC/Nielsen Finance Co.
	8,000,000	5.000		04/15/22	8,060,000
	WEX, Inc.
	5,001,000	4.750		02/01/23	5,032,256

					13,092,256

Computers(e) – 0.8%
	Dell International LLC/EMC Corp.(g)
	4,000,000	8.100		07/15/36	4,727,398
	Hewlett Packard Enterprise Co.
	3,000,000	6.200		10/15/35	3,164,257
	NCR Corp.
	5,000,000	5.875		12/15/21	5,087,500
	Western Digital Corp.
	2,640,000	4.750		02/15/26	2,600,400

					15,579,555

Diversified Financial Services – 2.3%
	Ally Financial, Inc.
	5,000,000	8.000		11/01/31	6,075,000

Corporate Obligations – (continued)
Diversified Financial Services – (continued)
	CoBank ACB(e)(f) (3M USD LIBOR + 4.660%)
	5,350,000	6.250		12/29/49	5,694,053
	Icahn Enterprises LP/Icahn Enterprises Finance Corp.(e)
	5,000,000	6.250		02/01/22	5,100,000
	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(e)(g)
	2,500,000	5.875		08/01/21	2,550,000
	4,000,000	5.250		03/15/22	4,010,000
	Nationstar Mortgage LLC/Nationstar Capital Corp.(e)
	3,000,000	6.500		08/01/18	3,007,500
	6,000,000	6.500		07/01/21	6,082,500
	Navient Corp.
	3,000,000	5.500		01/15/19	3,033,750
	5,000,000	5.875		03/25/21	5,125,000
	3,000,000	5.500		01/25/23	2,951,250

					43,629,053

Electrical(e) – 0.7%
	Calpine Corp.(g)
	3,000,000	5.875		01/15/24	3,011,250
	Electricite de France SA(f)(g) (10 year USD Swap + 3.709%)
	2,500,000	5.250		01/29/49	2,506,650
	Vistra Energy Corp.
	4,552,000	6.750		11/01/19	4,620,280
	3,000,000	7.375		11/01/22	3,161,250

					13,299,430

Entertainment(e)(g) – 0.2%
	WMG Acquisition Corp.
	4,251,000	5.625		04/15/22	4,351,961

Food & Drug Retailing(e) – 0.6%
	B&G Foods, Inc.
	3,020,000	5.250		04/01/25	2,759,525
	Post Holdings, Inc.(g)
	8,000,000	5.500		03/01/25	7,850,000

					10,609,525

Gas(e) – 0.2%
	AmeriGas Partners LP/AmeriGas Finance Corp.
	4,000,000	5.875		08/20/26	3,970,000

Healthcare Providers & Services – 3.4%
	Becton Dickinson & Co.(e)
	4,000,000	3.700		06/06/27	3,788,951
	Centene Corp.(e)
	3,000,000	6.125		02/15/24	3,142,500
	CHS/Community Health Systems, Inc.(e)
	6,000,000	6.875		02/01/22	3,255,000
	3,000,000	6.250		03/31/23	2,730,000
	DaVita, Inc.(e)
	10,000,000	5.000		05/01/25	9,475,000
	HCA, Inc.
	5,000,000	4.750		05/01/23	5,037,050
	15,000,000	5.000		03/15/24	15,168,750
	10,000,000	5.875	(e)	02/15/26	10,137,500

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Healthcare Providers & Services – (continued)
	Tenet Healthcare Corp.
	$9,095,000	7.500	%(e)(g)	01/01/22	$9,595,225
	3,000,000	8.125		04/01/22	3,123,750

					65,453,726

Home Builders – 0.3%
	PulteGroup, Inc.
	3,000,000	7.875		06/15/32	3,555,000
	TRI Pointe Group, Inc./TRI Pointe Homes, Inc.
	3,000,000	4.375		06/15/19	3,007,500

					6,562,500

Household Products(e) – 0.5%
	Spectrum Brands, Inc.
	8,835,000	6.625		11/15/22	9,144,225

Insurance – 0.2%
	Fidelity & Guaranty Life Holdings, Inc.(e)(g)
	2,850,000	5.500		05/01/25	2,835,750
	Transatlantic Holdings, Inc.
	75,000	8.000		11/30/39	102,514

					2,938,264

Internet – 0.6%
	Netflix, Inc.
	2,000,000	5.875		02/15/25	2,055,000
	Symantec Corp.(e)(g)
	6,000,000	5.000		04/15/25	6,008,112
	VeriSign, Inc.(e)
	4,000,000	5.250		04/01/25	4,105,000

					12,168,112

Iron/Steel(e) – 0.3%
	Cleveland-Cliffs, Inc.
	5,000,000	5.750		03/01/25	4,825,000

Lodging – 0.5%
	MGM Resorts International
	9,750,000	6.750		10/01/20	10,335,000

Media – 6.8%
	Altice Financing SA(e)(g)
	6,000,000	6.625		02/15/23	5,992,500
	Altice Finco SA(e)(g)
	2,000,000	8.125		01/15/24	2,052,500
	Altice France SA(e)(g)
	17,000,000	6.000		05/15/22	16,872,500
	Altice US Finance I Corp.(e)(g)
	5,450,000	5.500		05/15/26	5,327,375
	CCO Holdings LLC/CCO Holdings Capital Corp.(e)(g)
	6,020,000	5.750		02/15/26	5,974,850
	4,000,000	5.875		05/01/27	3,920,000
	Charter Communications Operating LLC/Charter Communications Operating Capital(e)
	15,000,000	6.384		10/23/35	16,365,037
	Clear Channel Worldwide Holdings, Inc.(e)
	4,000,000	6.500		11/15/22	4,080,000

Corporate Obligations – (continued)
Media – (continued)
	DISH DBS Corp.
	$9,000,000	5.875%		07/15/22	8,257,500
	1,500,000	7.750		07/01/26	1,365,000
	Meredith Corp.(e)(g)
	1,710,000	6.875		02/01/26	1,727,100
	Sirius XM Radio, Inc.(e)(g)
	15,000,000	6.000		07/15/24	15,431,250
	Univision Communications, Inc.(e)(g)
	12,000,000	5.125		05/15/23	11,430,000
	UPCB Finance IV Ltd.(e)(g)
	10,000,000	5.375		01/15/25	9,775,000
	Videotron Ltd.(e)(g)
	13,000,000	5.375		06/15/24	13,357,500
	Virgin Media Secured Finance PLC(e)
GBP	4,000,000	4.875		01/15/27	5,407,069
	Ziggo Bond Finance BV(e)(g)
	$3,000,000	5.875		01/15/25	2,850,000

					130,185,181

Mining(g) – 0.4%
	First Quantum Minerals Ltd.(e)
	4,000,000	7.250		04/01/23	3,980,000
	Glencore Finance Canada Ltd.
	4,000,000	5.550		10/25/42	4,138,175

					8,118,175

Oil Field Services – 2.4%
	Antero Resources Corp.(e)
	6,000,000	5.125		12/01/22	6,045,000
	3,000,000	5.625		06/01/23	3,063,750
	Carrizo Oil & Gas, Inc.(e)
	1,084,000	7.500		09/15/20	1,094,840
	Chesapeake Energy Corp.
	3,000,000	8.000	(e)(g)	01/15/25	2,917,500
	2,000,000	5.500		09/15/26	1,749,720
	Gulfport Energy Corp.(e)
	3,200,000	6.375		01/15/26	3,072,000
	Halcon Resources Corp.(e)
	1,089,000	6.750		02/15/25	1,087,639
	Laredo Petroleum, Inc.(e)
	4,000,000	5.625		01/15/22	4,040,000
	MEG Energy Corp.(e)(g)
	3,000,000	6.375		01/30/23	2,707,500
	Nexen Energy ULC
	5,000	6.400		05/15/37	6,080
	50,000	7.500		07/30/39	68,735
	Noble Holding International Ltd.(e)
	6,000,000	7.750	(i)	01/15/24	5,640,000
	1,975,000	7.875	(g)	02/01/26	1,984,875
	Range Resources Corp.(e)
	5,250,000	5.875		07/01/22	5,302,500
	Weatherford International Ltd.
	1,000,000	5.875		07/01/21	950,242
	6,000,000	6.500		08/01/36	4,515,000

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Oil Field Services – (continued)
Whiting Petroleum Corp.
$1,000,000	1.250%		04/01/20	$952,505

				45,197,886

Packaging(e)(g) – 0.6%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
3,834,000	7.250		05/15/24	4,054,455
5,400,000	6.000		02/15/25	5,467,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/ Reynolds Group Issuer Lu
2,250,000	5.125		07/15/23	2,255,625

				11,777,580

Pharmaceuticals(e) – 0.9%
CVS Health Corp.
2,875,000	4.780		03/25/38	2,842,990
Endo Dac/Endo Finance LLC/Endo Finco, Inc.(g)
9,000,000	6.000		07/15/23	6,480,000
Mylan NV
4,000,000	3.950		06/15/26	3,800,369
Valeant Pharmaceuticals International, Inc.(g)
1,950,000	6.500		03/15/22	2,023,125
2,400,000	7.000		03/15/24	2,532,000

				17,678,484

Pipelines – 3.0%
DCP Midstream Operating LP(g)
5,000,000	6.750		09/15/37	5,418,750
Energy Transfer Equity LP(e)
5,145,000	4.250		03/15/23	4,977,788
Energy Transfer Partners LP
235,000	6.625		10/15/36	258,257
Enterprise Products Operating LLC(e)(f) (3M USD LIBOR + 2.778%)
1,000,000	4.784		06/01/67	988,918
(3M USD LIBOR + 3.708%)
3,000,000	5.481		08/01/66	3,011,880
Genesis Energy LP/Genesis Energy Finance Corp.(e)
5,200,000	6.000		05/15/23	5,083,000
Kinder Morgan Energy Partners LP
8,000,000	7.300		08/15/33	9,630,360
NGPL PipeCo LLC(e)(g)
1,315,000	4.375		08/15/22	1,315,000
Plains All American Pipeline LP/PAA Finance Corp.(e)
7,475,000	3.600		11/01/24	7,091,684
Targa Resources Partners LP/Targa Resources Partners Finance Corp.(e)
5,000,000	5.125		02/01/25	4,837,500
The Williams Cos., Inc.
10,000,000	7.500		01/15/31	12,000,000
Williams Partners LP
2,345,000	6.300		04/15/40	2,648,679

				57,261,816

Corporate Obligations – (continued)
Real Estate Investment Trusts(e) – 2.7%
Equinix, Inc.
3,000,000	5.375		04/01/23	3,082,500
8,000,000	5.750		01/01/25	8,320,000
5,210,000	5.375		05/15/27	5,301,175
MPT Operating Partnership LP/MPT Finance Corp.
6,000,000	6.375		03/01/24	6,270,000
4,055,000	5.000		10/15/27	3,842,113
SBA Communications Corp.
15,016,000	4.875		07/15/22	15,053,540
6,000,000	4.875		09/01/24	5,760,000
VEREIT Operating Partnership LP
4,000,000	4.125		06/01/21	4,041,712

				51,671,040

Retailing – 1.0%
New Red Finance, Inc.(e)(g)
4,850,000	5.000		10/15/25	4,680,250
JC Penney Corp., Inc.
850,000	8.625	(e)(g)	03/15/25	794,750
6,000,000	7.400	(j)	04/01/37	3,990,000
L Brands, Inc.
3,000,000	6.875		11/01/35	2,842,500
Rite Aid Corp.(e)
6,000,000	6.750		06/15/21	6,105,000
The Neiman Marcus Group LLC
1,500,000	7.125		06/01/28	1,162,500

				19,575,000

Semiconductors(e) – 0.2%
Qorvo, Inc.
4,000,000	6.750		12/01/23	4,250,000

Software(e) – 1.2%
BMC Software Finance, Inc.(g)
8,000,000	8.125		07/15/21	7,980,000
CURO Financial Technologies Corp.(g)
5,188,000	12.000		03/01/22	5,706,800
First Data Corp.(g)
7,000,000	5.750		01/15/24	7,087,500
Nuance Communications, Inc.
3,000,000	5.625		12/15/26	2,977,500

				23,751,800

Telecommunication Services – 7.1%
AT&T, Inc.(e)
5,000,000	5.250		03/01/37	5,109,496
CenturyLink, Inc.
4,000,000	6.450		06/15/21	4,085,000
Digicel Group Ltd.(e)(g)
3,800,000	8.250		09/30/20	3,410,500
Frontier Communications Corp.(e)
6,000,000	11.000		09/15/25	4,605,000
1,675,000	8.500	(g)	04/01/26	1,624,750
Intelsat Jackson Holdings SA(e)
7,000,000	7.250		10/15/20	6,825,000
10,000,000	8.000	(g)	02/15/24	10,550,000

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Telecommunication Services – (continued)
Nokia of America Corp.
$3,000,000	6.450%	03/15/29	$3,022,500
SoftBank Group Corp.
10,000,000	4.500 (g)	04/15/20	10,262,500
5,000,000	6.000 (e)	07/30/25	4,912,500
Sprint Communications, Inc.
2,000,000	6.000	11/15/22	2,025,000
Sprint Corp.
16,000,000	7.875	09/15/23	17,160,000
6,000,000	7.125	06/15/24	6,195,000
T-Mobile USA, Inc.(e)
3,950,000	4.000	04/15/22	3,950,000
2,000,000	6.375	03/01/25	2,090,000
10,550,000	6.500	01/15/26	11,209,375
Telecom Italia Capital SA
3,000,000	7.721	06/04/38	3,611,250
Telecom Italia SpA(g)
8,000,000	5.303	05/30/24	8,140,000
Verizon Communications, Inc.
4,000,000	5.250	03/16/37	4,177,193
Wind Tre SpA(e)(g)
14,010,000	5.000	01/20/26	11,663,325
Windstream Services LLC/Windstream Finance Corp.(e)(g)
4,638,000	6.375	08/01/23	2,632,065
10,008,000	8.625	10/31/25	9,132,300

			136,392,754

Trucking & Leasing(g) – 0.1%
Park Aerospace Holdings Ltd.
2,000,000	5.250	08/15/22	1,986,192

TOTAL CORPORATE OBLIGATIONS
(Cost $860,430,141)			$856,949,252

Mortgage-Backed Obligations(f) – 0.0%
Collateralized Mortgage Obligations – 0.0%
Interest Only(k) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X (1 year CMT + 2.912%)
$6,311	0.000%	08/25/33	$—
CS First Boston Mortgage-Backed Pass-Through Certificates Series 2003-AR18, Class 2X (1 year CMT + 2.999%)
8,969	0.000	07/25/33	—
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX (6M USD LIBOR + 3.592%)
21,744	0.123	08/25/33	112
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX (6M USD LIBOR + 3.176%)
4,230	0.320	07/25/33	71

			183

Sequential Floating Rate – 0.0%
Countrywide Alternative Loan Trust Series 2005-31, Class 2A1 (1M LIBOR + 0.300%)
105,549	2.472	08/25/35	102,439

Mortgage-Backed Obligations(f) – (continued)
Sequential Floating Rate – (continued)
JPMorgan Alternative Loan Trust Series 2005-A2, Class 1A1 (1M LIBOR + 0.520%)
78,423	2.132	01/25/36	77,363
Merrill Lynch Alternative Note Asset Trust Series 2007-OAR3, Class A1 (1M LIBOR + 0.190%)
291,784	2.062	07/25/47	268,718
Structured Adjustable Rate Mortgage Loan Trust Series 2004-06, Class 3A2
82,475	3.473	06/25/34	83,910

			532,430

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $357,617)			$532,613

Asset-Backed Securities(f) – 0.0%
Home Equity – 0.0%
Countrywide Home Equity Loan Trust Series 2004-N, Class 2A
$21,787	2.057%	02/15/34	$21,656
(Cost $21,776)

Bank Loans(f)(l) – 6.8%
Aerospace – 0.4%
TransDigm, Inc.
(1M LIBOR + 2.750%)
$1,930,150	5.052%	06/09/23	$1,937,832
(3M LIBOR + 2.500%)
5,487,389	4.802	08/22/24	5,512,521

			7,450,353

Building Materials – 0.2%
Builders FirstSource, Inc. (3M LIBOR + 3.000%)
3,192,950	5.302	02/29/24	3,208,914

Chemicals – 0.2%
Axalta Coating Systems US Holdings, Inc. (3M LIBOR + 1.750%)
3,451,766	4.052	06/01/24	3,463,917

Energy – Coal – 0.1%
Murray Energy Corp. (3M LIBOR + 7.250%)
2,381,350	9.552	04/16/20	2,101,256

Environmental – 0.2%
EnergySolutions LLC (1M LIBOR + 4.750%)
3,709,739	6.660	05/29/20	3,737,562

Food & Beverages – 0.5%
Shearer’s Foods, Inc.
(3M LIBOR + 4.250%)
1,959,391	6.552	06/30/21	1,949,594
(3M LIBOR + 4.250%)
1,735,063	6.552	06/30/21	1,719,881
(3M LIBOR + 6.750%)
1,420,000	9.052 (m)	06/30/22	1,331,250
US Foods, Inc. (1M LIBOR + 2.500%)
4,137,706	4.401	06/27/23	4,172,876

			9,173,601

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Bank Loans(f)(l) – (continued)
Health Care – Services – 0.2%
U.S. Renal Care, Inc. (3M LIBOR + 4.250%)
$4,081,063	6.552%		12/31/22	$4,060,657

Media – Broadcasting & Radio – 0.3%
Getty Images, Inc. (3M LIBOR + 3.500%)
5,596,441	5.802		10/18/19	5,308,672

Media – Cable – 0.3%
CSC Holdings LLC
(1M LIBOR + 2.250%)
1,737,914	4.147		07/17/25	1,731,831
(1M LIBOR + 2.500%)
3,850,000	4.397		01/25/26	3,850,000

				5,581,831

Noncaptive – Financial – 0.3%
Avolon TLB Borrower 1 (Luxembourg) S.a.r.l. (1M LIBOR + 2.250%)
5,384,313	4.147		04/03/22	5,392,551

Oil Field Services – 0.0%
MEG Energy Corp. (3M LIBOR + 3.500%)
540,737	5.810		12/31/23	542,900

Packaging – 0.1%
Crown Holdings, Inc. (1M LIBOR + 2.000%)
1,050,000	4.312		01/29/25	1,058,536
SIG Combibloc U.S. Acquisition, Inc. (1M LIBOR + 2.750%)
1,811,173	4.651		03/13/22	1,819,215

				2,877,751

Pharmaceutical – 0.4%
Alphabet Holding Co., Inc. (1M LIBOR + 7.750%)
5,000,000	9.651		09/26/25	3,883,350
Valeant Pharmaceuticals International, Inc. (1M LIBOR + 3.500%)
4,126,575	5.400		04/01/22	8,053,791

Restaurants – 0.2%
1011778 B.C. Unlimited Liability Co. (1M LIBOR + 2.250%)
3,286,244	4.151		02/16/24	3,294,460

Retailers – 0.3%
Neiman Marcus Group Ltd., Inc. (1M LIBOR + 3.250%)
2,024,239	5.141		10/25/20	1,779,489
PetSmart, Inc. (1M LIBOR + 3.000%)
6,133,666	4.890		03/11/22	4,813,394

				6,592,883

Services Cyclical – Business Services – 0.3%
Sabre GLBL, Inc. (1M LIBOR + 2.000%)
2,693,087	3.901		02/22/24	2,702,432
Vantiv LLC (1M LIBOR + 2.000%)
2,425,000	3.896		01/16/23	2,434,094

				5,136,526

Technology – Software/Services – 2.6%
Ancestry.com Operations, Inc. (1M LIBOR + 3.250%)
5,207,250	5.150		10/19/23	5,236,567

Bank Loans(f)(l) – (continued)
Technology – Software/Services – (continued)
Aspect Software, Inc. (1M LIBOR + 10.500%)
5,319,464	12.556		05/25/20	5,136,634
Avast Software BV
(1M LIBOR + 2.750%)
2,112,170	5.052		09/30/23	2,122,139
(3M LIBOR + 2.750%)
2,112,170	5.052		09/30/23	2,122,139
BMC Software Finance, Inc. (1M LIBOR + 3.250%)
6,645,198	5.151		09/10/22	6,667,725
First Data Corp.
(1M LIBOR + 2.250%)
4,306,101	4.147		07/08/22	4,321,172
(1M LIBOR + 2.250%)
2,794,554	4.147		04/26/24	2,804,028
Infor (US), Inc. (1M LIBOR + 2.750%)
3,177,192	4.651		02/01/22	3,189,773
MA FinanceCo. LLC
(1M LIBOR + 2.500%)
5,674,376	4.401		11/19/21	5,664,900
(1M LIBOR + 2.750%)
578,951	4.651		06/21/24	576,925
Micron Technology, Inc. (1M LIBOR + 1.750%)
3,242,250	3.660		04/26/22	3,265,205
Renaissance Learning, Inc. (3M LIBOR + 7.000%)
147,048	9.302		04/11/22	147,354
Seattle SpinCo, Inc. (1M LIBOR + 2.750%)
3,909,799	4.651		06/21/24	3,896,115
SS&C Technologies Holdings Europe S.a.r.l. (1M LIBOR + 2.250%)
1,643,284	4.000		04/16/25	1,653,555
SS&C Technologies, Inc. (1M LIBOR + 2.250%)
4,441,432	4.000		04/16/25	4,469,191

				51,273,422

Wireless Telecommunications – 0.2%
Intelsat Jackson Holdings SA (3M LIBOR + 3.750%)
3,000,000	5.706		11/27/23	3,017,820

TOTAL BANK LOANS
(Cost $132,605,871)				$130,268,867

U.S. Treasury Obligations – 1.7%
United States Treasury Notes
$26,180,000	1.875	%(n)	12/15/20	$25,712,424
7,960,000	1.375		09/30/20	7,739,428

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $34,001,911)				$33,451,852

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Shares	Distribution Rate	Value
Investment Companies(c) – 3.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
49,373,423	1.623%	$49,373,423
Goldman Sachs Financial Square Government Fund – Class R6 Shares
11,317,293	1.623	11,317,293

TOTAL INVESTMENT COMPANIES
(Cost $60,690,716)		$60,690,716

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 0.5%
Certificate of Deposit(f) – 0.1%
Credit Suisse New York
$2,500,000	2.217%	09/20/18	$2,499,695

Commercial Paper(o) – 0.4%
Marriott International, Inc.
3,699,000	0.000	05/04/18	3,698,103
Potash Corp. of Saskatchewan, Inc.
2,832,000	0.000	06/15/18	2,823,279

			6,521,382

TOTAL SHORT-TERM INVESTMENTS
(Cost $9,020,246)			$9,021,077

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,819,055,870)			$1,890,324,129

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(c) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
22,425	1.623%	$22,425
(Cost $22,425)

TOTAL INVESTMENTS – 98.3%
(Cost $1,819,078,295)		$1,890,346,554

Principal Amount	Interest Rate (Paid) Received	Maturity Date	Value
Reverse Repurchase Agreements – (0.2)%
Barclays Reverse Repurchase Agreement
$(4,543,750)	3.250%	12/31/18	$(4,543,750)
(Cost $(4,543,750))

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.9%			37,424,737

NET ASSETS – 100.0%			$1,923,227,541

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security is currently in default and/or non-income producing.

(b)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on sale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $1,924,533, which represents approximately 0.1% of the Fund’s net assets as of April 30, 2018. See additional details below:

Restricted Security	Acquisition Date	Cost
Blue Ridge Mountain Resources, Inc.	05/06/16 – 08/18/16	$2,595,080
(Common Stock)

(c)	Represents an affiliated issuer/fund.
(d)	All or a portion of security is on loan.
(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(f)	Variable rate security. Interest rate disclosed is that which is in effect on April 30, 2018 and may not reflect a rate based on the variable spread shown.
(g)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $355,895,721, which represents approximately 18.5% of the Fund’s net assets as of April 30, 2018. The liquidity determination is unaudited.
(h)	Pay-in-kind securities.
(i)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of April 30, 2018, the value of securities pledged amounted to $4,700,000.
(j)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at April 30, 2018.
(k)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(l)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on April 30, 2018. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(m)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(n)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(o)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Currency Abbreviations:
EUR	—Euro
GBP	—British Pound

Investment Abbreviations:
ADR	—American Depositary Receipt
CMT	—Constant Maturity Treasury Indexes
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
MS & Co. Int. PLC	USD	4,452,856	EUR	3,593,316	$4,352,056	06/08/18	$100,800
	USD	10,069,045	GBP	7,268,132	10,018,070	05/25/18	50,975
Total							$151,775

FUTURES CONTRACTS — At April 30, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	221	06/15/18	$29,249,350	$372,577
Ultra Long U.S. Treasury Bonds	329	06/20/18	51,694,125	19,921
Ultra 10 Year U.S. Treasury Notes	198	06/20/18	25,322,344	1,493
2 Year U.S. Treasury Notes	19	06/29/18	4,028,891	(10,913)
Total				$383,078
Short position contracts:
U.S. Long Bonds	(10)	06/20/18	(1,438,438)	(7,500)
5 Year U.S. Treasury Notes	(47)	06/29/18	(5,334,867)	(817)
10 Year U.S. Treasury Notes	(168)	06/20/18	(20,097,000)	2,314
Total				$(6,003)
Total Futures Contracts				$377,075

Abbreviations:
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – 98.3%
Aerospace & Defense – 0.5%
8,250	General Dynamics Corp.	$1,660,808
17,645	Harris Corp.	2,760,031
7,860	Raytheon Co.	1,610,828
14,070	United Technologies Corp.	1,690,510

		7,722,177

Air Freight & Logistics – 0.7%
44,990	FedEx Corp.	11,121,528

Automobiles – 0.3%
40,575	Thor Industries, Inc.	4,306,630

Banks – 1.1%
332,330	Bank of the Ozarks, Inc.	15,553,044
20,825	Prosperity Bancshares, Inc.	1,494,610

		17,047,654

Biotechnology – 0.8%
81,215	Shire PLC ADR	12,948,107

Building Products – 0.9%
98,160	A.O. Smith Corp.	6,022,116
30,220	Lennox International, Inc.	5,843,642
65,265	Universal Forest Products, Inc.	2,080,648

		13,946,406

Capital Markets – 5.1%
151,660	Ameriprise Financial, Inc.	21,264,249
19,985	BlackRock, Inc.	10,422,177
85,300	CME Group, Inc.	13,450,104
38,250	Evercore, Inc. Class A	3,872,812
26,990	FactSet Research Systems, Inc.	5,104,079
268,630	SEI Investments Co.	16,985,475
66,745	T. Rowe Price Group, Inc.	7,596,916

		78,695,812

Chemicals – 2.2%
122,235	Ecolab, Inc.	17,695,961
106,240	Monsanto Co.	13,319,309
3,410	NewMarket Corp.	1,294,265
6,070	The Sherwin-Williams Co.	2,231,696

		34,541,231

Commercial Services & Supplies – 0.3%
103,310	Rollins, Inc.	5,012,601

Consumer Finance – 0.7%
148,395	Discover Financial Services	10,573,144

Electrical Equipment – 0.5%
45,985	Rockwell Automation, Inc.	7,565,912

Electronic Equipment, Instruments & Components – 4.3%
218,300	Amphenol Corp. Class A	18,273,893
769,115	Corning, Inc.	20,781,487
185,520	National Instruments Corp.	7,585,913
207,785	TE Connectivity Ltd.	19,064,274

		65,705,567

Common Stocks – (continued)
Energy Equipment & Services – 0.5%
100,000	Helmerich & Payne, Inc.	6,955,000

Equity Real Estate Investment Trusts (REITs) – 2.1%
119,530	Digital Realty Trust, Inc.	12,633,126
46,290	Equity LifeStyle Properties, Inc.	4,127,216
70,640	Extra Space Storage, Inc.	6,328,638
49,870	Public Storage	10,062,768

		33,151,748

Food & Staples Retailing – 3.4%
62,915	Casey’s General Stores, Inc.	6,077,589
105,635	Costco Wholesale Corp.	20,826,997
321,410	The Kroger Co.	8,096,318
201,820	Walgreens Boots Alliance, Inc.	13,410,939
48,085	Walmart, Inc.	4,253,599

		52,665,442

Food Products – 1.9%
27,865	Calavo Growers, Inc.	2,610,951
173,140	Flowers Foods, Inc.	3,914,695
441,330	Hormel Foods Corp.	15,998,212
50,040	Ingredion, Inc.	6,059,344
7,465	J&J Snack Foods Corp.	1,025,766

		29,608,968

Health Care Equipment & Supplies – 4.4%
17,015	Becton Dickinson & Co.	3,945,268
129,460	Danaher Corp.	12,987,427
309,840	Medtronic PLC	24,827,480
135,960	STERIS PLC	12,850,939
76,100	Stryker Corp.	12,892,862

		67,503,976

Health Care Providers & Services – 7.3%
120,920	Aetna, Inc.	21,650,726
150,850	AmerisourceBergen Corp.	13,663,993
226,460	Cardinal Health, Inc.	14,531,938
23,175	Chemed Corp.	7,142,998
117,085	McKesson Corp.	18,289,848
132,580	Quest Diagnostics, Inc.	13,417,096
100,885	UnitedHealth Group, Inc.	23,849,214

		112,545,813

Hotels, Restaurants & Leisure – 1.9%
61,045	Brinker International, Inc.	2,660,952
9,000	Churchill Downs, Inc.	2,471,400
21,270	Cracker Barrel Old Country Store, Inc.	3,500,829
92,420	Darden Restaurants, Inc.	8,582,121
141,725	Yum! Brands, Inc.	12,344,248

		29,559,550

Household Durables – 0.2%
75,320	Tupperware Brands Corp.	3,356,259

Household Products – 0.7%
240,000	Church & Dwight Co., Inc.	11,088,000

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Industrial Conglomerates – 1.3%
57,975	3M Co.	$11,269,760
32,510	Roper Technologies, Inc.	8,588,817

		19,858,577

Insurance – 5.9%
51,990	American Financial Group, Inc.	5,886,308
59,880	Assurant, Inc.	5,558,061
92,000	Assured Guaranty Ltd.	3,338,680
148,970	Chubb Ltd.	20,210,760
201,995	Principal Financial Group, Inc.	11,962,144
144,000	Prudential Financial, Inc.	15,310,080
17,595	Reinsurance Group of America, Inc.	2,628,693
161,175	The Hanover Insurance Group, Inc.	18,510,949
147,750	Unum Group	7,148,145

		90,553,820

Internet Software & Services – 0.8%
243,330	Tencent Holdings Ltd. ADR	11,954,803

IT Services – 9.2%
174,550	Accenture PLC Class A	26,391,960
136,900	Broadridge Financial Solutions, Inc.	14,677,049
213,295	Fidelity National Information Services, Inc.	20,256,626
201,670	International Business Machines Corp.	29,234,083
81,935	Jack Henry & Associates, Inc.	9,789,594
155,620	Mastercard, Inc. Class A	27,742,378
727,175	The Western Union Co.	14,361,706

		142,453,396

Leisure Products – 1.1%
92,125	Hasbro, Inc.	8,115,291
77,295	Polaris Industries, Inc.	8,102,062

		16,217,353

Machinery – 1.6%
44,965	Donaldson Co., Inc.	1,990,151
59,915	Illinois Tool Works, Inc.	8,509,128
35,050	Parker-Hannifin Corp.	5,769,931
35,605	Snap-on, Inc.	5,171,626
49,650	The Toro Co.	2,899,064

		24,339,900

Media – 1.3%
67,555	John Wiley & Sons, Inc. Class A	4,455,252
149,515	The Walt Disney Co.	15,000,840

		19,456,092

Metals & Mining – 0.2%
27,515	Reliance Steel & Aluminum Co.	2,419,119

Multi-Utilities – 2.4%
292,265	CMS Energy Corp.	13,791,986
105,590	Sempra Energy	11,804,962
176,115	WEC Energy Group, Inc.	11,320,672

		36,917,620

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – 16.1%
338,250	Andeavor Logistics LP	14,355,330
415,000	Antero Midstream Partners LP	11,126,150
65,000	Buckeye Partners LP	2,700,750
260,000	Cheniere Energy Partners LP	8,127,600
250,000	Dominion Energy Midstream Partners LP	3,625,000
429,919	Enable Midstream Partners LP	6,143,543
1,310,000	Energy Transfer Partners LP	23,606,200
580,000	EnLink Midstream Partners LP	8,468,000
995,000	Enterprise Products Partners LP	26,705,800
253,500	EQT Midstream Partners LP	14,261,910
237,000	Hess Midstream Partners LP	4,820,580
385,000	Magellan Midstream Partners LP	25,344,550
624,100	MPLX LP	22,049,453
106,300	Noble Midstream Partners LP	4,783,500
67,025	Occidental Petroleum Corp.	5,178,351
290,000	Phillips 66 Partners LP	14,378,200
229,000	Spectra Energy Partners LP	8,163,850
40,000	Suncor Energy, Inc.	1,529,200
140,000	Tallgrass Energy GP LP	2,864,400
360,000	Tallgrass Energy Partners LP	14,835,600
25,000	The Williams Cos., Inc.	643,250
213,000	Valero Energy Partners LP	8,398,590
50,000	Viper Energy Partners LP	1,440,000
195,000	Western Gas Equity Partners LP	6,608,550
177,300	Western Gas Partners LP	8,521,038

		248,679,395

Personal Products – 0.9%
56,270	Nu Skin Enterprises, Inc. Class A	4,003,611
65,535	The Estee Lauder Cos., Inc. Class A	9,705,078

		13,708,689

Pharmaceuticals – 0.6%
126,220	Perrigo Co. PLC	9,862,831

Professional Services – 0.2%
41,910	Insperity, Inc.	3,363,277

Road & Rail – 0.8%
47,190	Canadian National Railway Co.	3,646,843
60,000	Union Pacific Corp.	8,017,800

		11,664,643

Semiconductors & Semiconductor Equipment – 4.8%
110,840	KLA-Tencor Corp.	11,276,862
435,650	QUALCOMM, Inc.	22,222,506
278,745	Texas Instruments, Inc.	28,273,105
189,690	Xilinx, Inc.	12,185,686

		73,958,159

Software – 2.0%
328,155	Microsoft Corp.	30,689,056

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)
Specialty Retail – 3.4%
369,490	Aaron’s, Inc.	$15,433,597
144,190	Best Buy Co., Inc.	11,034,861
40,900	Ross Stores, Inc.	3,306,765
201,885	The Gap, Inc.	5,903,118
203,685	The TJX Cos., Inc.	17,282,672

		52,961,013

Technology Hardware, Storage & Peripherals – 1.4%
992,120	HP, Inc.	21,320,659

Textiles, Apparel & Luxury Goods – 2.8%
65,725	Columbia Sportswear Co.	5,455,832
295,150	NIKE, Inc. Class B	20,185,308
72,010	Ralph Lauren Corp.	7,910,299
118,870	VF Corp.	9,613,017

		43,164,456

Trading Companies & Distributors – 1.7%
161,400	Fastenal Co.	8,068,386
52,090	MSC Industrial Direct Co., Inc. Class A	4,502,660
32,810	W.W. Grainger, Inc.	9,231,093
29,650	Watsco, Inc.	4,964,003

		26,766,142

TOTAL COMMON STOCKS
(Cost $1,370,560,193)		$1,515,930,525

Shares	Distribution Rate	Value
Investment Company(a) – 0.8%
Goldman Sachs Financial Square Government Fund – Class R6 Shares
13,554,146	1.623%	$13,554,146
(Cost $13,554,146)

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(b) – 0.2%
Repurchase Agreements – 0.2%
Joint Repurchase Agreement Account II
$2,800,000	1.740%	05/01/18	$2,800,000
(Cost $2,800,000)

TOTAL INVESTMENTS – 99.3%
(Cost $1,390,914,339)			$1,532,284,671

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%			10,021,623

NET ASSETS – 100.0%			$1,542,306,294

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents an affiliated issuer/fund.
(b)	Joint repurchase agreement was entered into on April 30, 2018. Additional information appears on page 34.

Investment Abbreviations:
ADR	—American Depositary Receipt
GP	—General Partnership
LP	—Limited Partnership
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	227	06/15/18	$30,043,450	$790,376

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT II — At April 30, 2018, the Rising Dividend Growth Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of May 1, 2018, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Rising Dividend Growth	$2,800,000	$2,800,135	$2,856,000

REPURCHASE AGREEMENTS — At April 30, 2018, the Principal Amount of the Fund’s interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Rising Dividend Growth
Merrill Lynch & Co., Inc.	1.74%	$2,800,000
TOTAL		$2,800,000

At April 30, 2018, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal National Mortgage Association	2.500% to 3.000%	11/01/32 to 05/01/46

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Assets and Liabilities

April 30, 2018 (Unaudited)

	Income Builder Fund	Rising Dividend Growth Fund
Assets:
Investments, at value (cost $1,755,770,074 and $1,377,360,193, respectively)(a)	$1,827,708,880	$1,518,730,525
Investments of affiliated issuers, at value (cost $63,285,796 and $13,554,146, respectively)	62,615,249	13,554,146
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (cost $22,425 and $0, respectively)	22,425	—
Cash	27,525,755	283,163
Foreign currencies, at value (cost $156,528 and $0, respectively)	156,528	—
Unrealized gain on forward foreign currency exchange contracts	151,775	—
Variation margin on futures	13,371	—
Receivables:
Dividends and interest	14,777,818	2,046,542
Investments sold	9,960,330	8,919,664
Collateral on futures contracts	1,643,980	1,448,260
Bank loan settlements	1,322,084	—
Fund shares sold	627,685	302,863
Foreign tax reclaims	390,329	2,603,528
Other assets	52,855	69,123
Total assets	1,946,969,064	1,547,957,814

Liabilities:
Reverse Repurchase Agreement, at value	4,543,750	—
Variation margin on futures	269,787	276,668
Payables:
Investments purchased on an extended settlement basis	8,183,500	—
Investments purchased	5,270,845	24,267
Fund shares redeemed	3,925,904	3,529,457
Distribution and service fees and transfer agency fees	738,019	569,098
Management fees	644,995	934,514
Payable to investment adviser	75,679	53,751
Payable upon return of securities loaned	22,425	—
Distributions payable	916	—
Accrued expenses and other liabilities	65,703	263,765
Total liabilities	23,741,523	5,651,520

Net Assets:
Paid-in capital	1,938,247,854	951,157,426
Distributions in excess of net investment income	(370,266)	(16,610,427)
Accumulated net realized gain (loss)	(86,443,261)	465,598,588
Net unrealized gain	71,793,214	142,160,707
NET ASSETS	$1,923,227,541	$1,542,306,294
Net Assets:
Class A	$348,098,335	$318,859,575
Class C	555,384,032	396,916,131
Institutional	744,715,696	545,123,933
Investor	275,000,899	277,057,402
Class P	9,917	9,873
Class R	—	4,329,457
Class R6	18,662	9,923
Total Net Assets	$1,923,227,541	$1,542,306,294
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	15,675,419	16,404,304
Class C	25,430,759	20,263,905
Institutional	32,826,989	27,323,868
Investor	12,156,597	13,899,498
Class P	437	495
Class R	—	223,297
Class R6	823	497
Net asset value, offering and redemption price per share(b)
Class A	$22.21	$19.44
Class C	21.84	19.59
Institutional	22.69	19.95
Investor	22.62	19.93
Class P	22.69	19.95
Class R	—	19.39
Class R6	22.68	19.95	(c)

(a)	Includes loaned securities having a market value of $21,733 and $0, respectively.
(b)	Maximum public offering price per share for Class A shares of the Income Builder and the Rising Dividend Growth Funds is $23.32 and 20.41, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Operations

For the Six Months Ended April 30, 2018 (Unaudited)

	Income Builder Fund	Rising Dividend Growth Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $355,790 and $144,676)	$13,383,230	$11,854,890
Interest	32,560,514	186,404
Dividends — affiliated issuers	286,230	24,267
Securities lending income — affiliated issuer	9,361	18,153
Total investment income	46,239,335	12,083,714

Expenses:
Management fees	5,937,824	6,281,998
Distribution and Service fees(a)	3,411,772	2,628,127
Transfer Agency fees(a)	1,282,186	1,126,757
Printing and mailing costs	159,368	147,482
Custody, accounting and administrative services	63,411	52,212
Professional fees	60,136	83,127
Trustee fees	11,196	11,061
Other	44,723	59,197
Total expenses	10,970,616	10,389,961
Less — expense reductions	(1,137,960)	(233,604)
Net expenses	9,832,656	10,156,357
NET INVESTMENT INCOME	36,406,679	1,927,357

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers (including commission recapture of $16,323 and $0)	5,531,193	468,951,976
Investments — affiliated issuers	(44)	—
Purchased options	343,082	—
Futures contracts	(2,017,589)	—
Written options	136,387	—
Forward foreign currency exchange contracts	(722,050)	—
Foreign currency transactions	207,676	8,857
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(52,690,296)	(388,599,616)
Investments — affiliated issuers	(365,260)	—
Purchased options	(202,572)	—
Futures contracts	(1,240,375)	790,376
Written options	(88,513)	—
Forward foreign currency exchange contracts	(38,724)	—
Foreign currency translation	(12,427)	—
Net realized and unrealized gain (loss)	(51,429,512)	81,151,593
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(15,022,833)	$83,078,950

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class P(b)	Class R	Class R6
Income Builder	$87,340	$556,050	$—	$62,885	$100,089	$29,820	$49,488	—	$—	$1
Rising Dividend Growth	96,020	476,186	2,574	314,250	392,440	126,925	289,020	—	4,121	1

(b)	Less than $0.50.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Changes in Net Assets

	Income Builder Fund		Rising Dividend Growth Fund
	For the Six Months Ended April 30, 2018 (Unaudited)	For the Fiscal Year Ended October 31, 2017	For the Six Months Ended April 30, 2018 (Unaudited)	For the Fiscal Year Ended October 31, 2017
From operations:
Net investment income	$36,406,679	$74,840,083	$1,927,357	$12,045,828
Net realized gain	3,478,655	47,727,993	468,960,833	346,655,898
Net change in unrealized gain (loss)	(54,908,167)	65,951,039	(387,809,240)	34,529,936
Net increase (decrease) in net assets resulting from operations	(15,022,833)	188,519,115	83,078,950	393,231,662

Distributions to shareholders:
From net investment income
Class A Shares	(6,712,479)	(15,722,047)	(1,959,425)	(4,983,787)
Class C Shares	(8,730,758)	(19,121,107)	(885,291)	(3,010,489)
Institutional Shares	(15,526,648)	(30,453,810)	(4,445,476)	(11,543,848)
Investor Shares	(5,570,750)	(9,979,052)	(2,087,911)	(5,024,363)
Class P Shares(a)	(31)	—	—	—
Class R Shares	—	—	(21,037)	(47,915)
Class R6 Shares(b)	(282)	(417)	(35)	—
From net realized gains
Class A Shares	—	—	(61,957,330)	(14,410,687)
Class C Shares	—	—	(76,660,722)	(11,275,125)
Institutional Shares	—	—	(112,305,625)	(21,365,244)
Investor Shares	—	—	(57,291,311)	(6,901,908)
Class P Shares(a)	—	—	—	—
Class R Shares	—	—	(803,213)	(108,993)
Class R6 Shares(b)	—	—	—	—
Return of capital
Class A Shares	—	(810,592)	—	—
Class C Shares	—	(985,840)	—	—
Institutional Shares	—	(1,570,128)	—	—
Investor Shares	—	(514,497)	—	—
Class P Shares(a)	—	—	—	—
Class R Shares	—	—	—	—
Class R6 Shares(b)	—	(21)	—	—
Total distributions to shareholders	(36,540,948)	(79,157,511)	(318,417,376)	(78,672,359)

From share transactions:
Proceeds from sales of shares	231,491,719	613,120,572	83,588,942	442,273,481
Reinvestment of distributions	32,674,577	70,117,828	283,436,394	68,860,961
Cost of shares redeemed	(417,179,247)	(805,193,692)	(549,225,721)	(1,370,224,106)
Net increase (decrease) in net assets resulting from share transactions	(153,012,951)	(121,955,292)	(182,200,385)	(859,089,664)
TOTAL INCREASE (DECREASE)	(204,576,732)	(12,593,688)	(417,538,811)	(544,530,361)

Net assets:
Beginning of period	2,127,804,273	2,140,397,961	1,959,845,105	2,504,375,466
End of period	$1,923,227,541	$2,127,804,273	$1,542,306,294	$1,959,845,105
Distribution in excess of net investment income	$(370,266)	$(235,997)	$(16,610,427)	$(9,138,609)

(a)	Commenced operations on April 16, 2018.
(b)	Commenced operations on February 28, 2018 for the Rising Dividend Growth Fund.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2018 - A	$22.72	$0.40	$(0.50)	$(0.10)	$(0.41)	$—	$—	$(0.41)
2018 - C	22.35	0.32	(0.50)	(0.18)	(0.33)	—	—	(0.33)
2018 - Institutional	23.20	0.46	(0.51)	(0.05)	(0.46)	—	—	(0.46)
2018 - Investor	23.14	0.44	(0.52)	(0.08)	(0.44)	—	—	(0.44)
2018 - P (Commenced April 16, 2018)	22.95	0.03	(0.22)	(0.19)	(0.07)	—	—	(0.07)
2018 - R6	23.20	0.47	(0.53)	(0.06)	(0.46)	—	—	(0.46)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - A	21.60	0.79	1.17	1.96	(0.80)	—	(0.04)	(0.84)
2017 - C	21.26	0.61	1.16	1.77	(0.65)	—	(0.03)	(0.68)
2017 - Institutional	22.04	0.90	1.19	2.09	(0.88)	—	(0.05)	(0.93)
2017 - Investor	21.98	0.86	1.20	2.06	(0.85)	—	(0.05)	(0.90)
2017 - R6	22.04	0.90	1.19	2.09	(0.88)	—	(0.05)	(0.93)
2016 - A	21.77	0.79	(0.16)	0.63	(0.80)	—	—	(0.80)
2016 - C	21.45	0.62	(0.16)	0.46	(0.65)	—	—	(0.65)
2016 - Institutional	22.20	0.89	(0.17)	0.72	(0.88)	—	—	(0.88)
2016 - Investor	22.14	0.85	(0.16)	0.69	(0.85)	—	—	(0.85)
2016 - R6	22.20	0.89	(0.17)	0.72	(0.88)	—	—	(0.88)
2015 - A	22.83	0.84	(0.99)	(0.15)	(0.82)	—	(0.09)	(0.91)
2015 - C	22.51	0.66	(0.98)	(0.32)	(0.66)	—	(0.08)	(0.74)
2015 - Institutional	23.25	0.94	(0.99)	(0.05)	(0.90)	—	(0.10)	(1.00)
2015 - Investor	23.20	0.91	(1.01)	(0.10)	(0.86)	—	(0.10)	(0.96)
2015 - R6 (Commenced July 31, 2015)	22.83	0.18	(0.56)	(0.38)	(0.22)	—	(0.03)	(0.25)
2014 - A	22.47	0.89	0.64	1.53	(0.96)	(0.21)	—	(1.17)
2014 - C	22.17	0.70	0.65	1.35	(0.80)	(0.21)	—	(1.01)
2014 - Institutional	22.86	1.01	0.64	1.65	(1.05)	(0.21)	—	(1.26)
2014 - Investor	22.81	0.96	0.66	1.62	(1.02)	(0.21)	—	(1.23)
2013 - A	20.99	0.75	2.21	2.96	(0.88)	(0.60)	—	(1.48)
2013 - C	20.74	0.57	2.19	2.76	(0.73)	(0.60)	—	(1.33)
2013 - Institutional	21.33	0.83	2.27	3.10	(0.97)	(0.60)	—	(1.57)
2013 - Investor	21.29	0.79	2.27	3.06	(0.94)	(0.60)	—	(1.54)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$22.21	(0.45)%	$348,098	0.93	%(d)	1.05	%(d)	3.61	%(d)	24%
21.84	(0.83)	555,384	1.68	(d)	1.80	(d)	2.86	(d)	24
22.69	(0.30)	744,716	0.54	(d)	0.66	(d)	4.00	(d)	24
22.62	(0.37)	275,001	0.68	(d)	0.80	(d)	3.86	(d)	24
22.69	(0.82)	10	0.44	(d)	0.55	(d)	3.62	(d)	24
22.68	(0.29)	19	0.52	(d)	0.64	(d)	4.09	(d)	24

22.72	9.21	387,349	0.98		1.10		3.55		51
22.35	8.41	619,357	1.73		1.85		2.79		51
23.20	9.64	818,309	0.58		0.70		3.93		51
23.14	9.51	302,778	0.73		0.85		3.77		51
23.20	9.69	11	0.57		0.69		3.93		51
21.60	3.04	574,574	0.98		1.10		3.75		80
21.26	2.25	682,819	1.73		1.85		2.98		80
22.04	3.42	740,182	0.58		0.70		4.13		80
21.98	3.28	142,813	0.73		0.85		3.96		80
22.04	3.38	10	0.58		0.70		4.12		80
21.77	(0.70)	708,457	0.97		1.10		3.73		57
21.45	(1.44)	704,566	1.72		1.85		2.98		57
22.20	(0.25)	766,537	0.57		0.70		4.13		57
22.14	(0.45)	130,575	0.72		0.85		3.98		57
22.20	(1.63)	10	0.58	(d)	0.69	(d)	3.15	(d)	57
22.83	6.96	660,692	0.95		1.13		3.89		52
22.51	6.20	530,983	1.70		1.88		3.10		52
23.25	7.39	644,757	0.55		0.73		4.31		52
23.20	7.24	94,528	0.70		0.88		4.13		52
22.47	14.81	279,374	0.97		1.27		3.48		53
22.17	13.94	155,764	1.71		2.02		2.64		53
22.86	15.25	180,419	0.56		0.86		3.74		53
22.81	15.06	33,886	0.71		1.01		3.55		53

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2018 - A	$22.54	$0.02	$0.90	$0.92	$(0.11)	$(3.91)	$—	$(4.02)
2018 - C	22.69	(0.05)	0.90	0.85	(0.04)	(3.91)	—	(3.95)
2018 - Institutional	23.02	0.06	0.93	0.99	(0.15)	(3.91)	—	(4.06)
2018 - Investor	23.01	0.05	0.91	0.96	(0.13)	(3.91)	—	(4.04)
2018 - P (Commenced April 16, 2018)	20.21	0.01	(0.27)	(0.26)	—	—	—	—
2018 - R	22.49	— (e)	0.90	0.90	(0.09)	(3.91)	—	(4.00)
2018 - R6 (Commenced February 28, 2018)	20.18	0.02	(0.18)	(0.16)	(0.07)	—	—	(0.07)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - A	19.66	0.11	3.48	3.59	(0.25)	(0.46)	—	(0.71)
2017 - C	19.79	(0.05)	3.50	3.45	(0.13)	(0.42)	—	(0.55)
2017 - Institutional	20.08	0.20	3.55	3.75	(0.31)	(0.50)	—	(0.81)
2017 - Investor	20.07	0.17	3.54	3.71	(0.27)	(0.50)	—	(0.77)
2017 - R	19.63	0.06	3.47	3.53	(0.21)	(0.46)	—	(0.67)
2016 - A	20.68	0.07	(0.83)	(0.76)	(0.12)	(0.14)	—	(0.26)
2016 - C	20.84	(0.08)	(0.84)	(0.92)	(0.06)	(0.07)	—	(0.13)
2016 - Institutional	21.12	0.15	(0.85)	(0.70)	(0.15)	(0.19)	—	(0.34)
2016 - Investor	21.10	0.12	(0.84)	(0.72)	(0.14)	(0.17)	—	(0.31)
2016 - R	20.66	0.02	(0.84)	(0.82)	(0.08)	(0.13)	—	(0.21)
2015 - A	21.25	0.06	(0.42)	(0.36)	(0.10)	—	(0.11)	(0.21)
2015 - C	21.41	(0.10)	(0.42)	(0.52)	(0.02)	—	(0.03)	(0.05)
2015 - Institutional	21.69	0.15	(0.43)	(0.28)	(0.14)	—	(0.15)	(0.29)
2015 - Investor	21.68	0.11	(0.43)	(0.32)	(0.13)	—	(0.13)	(0.26)
2015 - R	21.20	0.01	(0.43)	(0.42)	(0.06)	—	(0.06)	(0.12)
2014 - A	18.50	0.03	2.88	2.91	(0.07)	—	(0.09)	(0.16)
2014 - C	18.65	(0.13)	2.92	2.79	(0.02)	—	(0.01)	(0.03)
2014 - Institutional	18.88	0.11	2.94	3.05	(0.11)	—	(0.13)	(0.24)
2014 - Investor	18.87	0.07	2.95	3.02	(0.10)	—	(0.11)	(0.21)
2014 - R	18.46	(0.03)	2.89	2.86	(0.06)	—	(0.06)	(0.12)
2013 - A	15.16	(0.03)	3.54	3.51	(0.04)	—	(0.13)	(0.17)
2013 - C	15.30	(0.17)	3.58	3.41	(0.02)	—	(0.04)	(0.06)
2013 - Institutional	15.46	0.04	3.61	3.65	(0.06)	—	(0.17)	(0.23)
2013 - Investor	15.46	— (e)	3.61	3.61	(0.04)	—	(0.16)	(0.20)
2013 - R	15.15	(0.11)	3.57	3.46	(0.02)	—	(0.13)	(0.15)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$19.44	4.09%	$318,867	1.16	%(d)	1.19	%(d)	0.23	%(d)	19%
19.59	3.70	396,926	1.91	(d)	1.94	(d)	(0.52	)(d)	19
19.95	4.36	545,137	0.77	(d)	0.80	(d)	0.60	(d)	19
19.93	4.25	277,064	0.91	(d)	0.94	(d)	0.47	(d)	19
19.95	(1.24)	9.87	0.77	(d)	0.77	(d)	1.87	(d)	19
19.39	3.98	4,330	1.41	(d)	1.44	(d)	(0.01	)(d)	19
19.95	(0.73)	10	0.77	(d)	0.77	(d)	0.46	(d)	19

22.54	18.59	370,204	1.16		1.19		0.52		45
22.69	17.68	463,110	1.91		1.94		(0.23)		45
23.02	19.01	759,274	0.76		0.79		0.92		45
23.01	18.85	362,752	0.91		0.94		0.79		45
22.49	18.27	4,506	1.41		1.44		0.27		45
19.66	(3.71)	697,430	1.14		1.16		0.35		16
19.79	(4.43)	571,438	1.89		1.91		(0.40)		16
20.08	(3.35)	958,317	0.74		0.76		0.74		16
20.07	(3.45)	272,442	0.89		0.91		0.59		16
19.63	(3.96)	4,749	1.39		1.41		0.10		16
20.68	(1.72)	1,054,093	1.13		1.15		0.28		25
20.84	(2.44)	732,998	1.88		1.90		(0.47)		25
21.12	(1.29)	1,476,799	0.73		0.74		0.67		25
21.10	(1.49)	437,422	0.88		0.89		0.53		25
20.66	(2.00)	3,740	1.38		1.39		0.05		25
21.25	15.81	1,063,292	1.15		1.16		0.13		12
21.41	14.93	632,859	1.90		1.91		(0.63)		12
21.69	16.26	1,509,224	0.75		0.76		0.52		12
21.68	16.10	428,787	0.90		0.91		0.37		12
21.20	15.53	7,268	1.40		1.41		(0.14)		12
18.50	23.27	858,185	1.18		1.21		(0.18)		13
18.65	22.35	384,551	1.93		1.96		(0.98)		13
18.88	23.77	918,912	0.78		0.81		0.21		13
18.87	23.55	258,492	0.93		0.96		0.03		13
18.46	22.98	4,141	1.42		1.45		(0.63)		13

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements

April 30, 2018 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Income Builder	A, C, Institutional, Investor, P* and R6	Diversified
Rising Dividend Growth	A, C, Institutional, Investor, P*, R and R6**	Diversified

*	Commenced operations on April 16, 2018.
**	Commenced operations on February 28, 2018.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with contingent deferred sales charge (“CDSC”) of 1.00% which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. Dividend Assets Capital, LLC (“DAC” or the “Sub-Adviser”) serves as the sub-adviser to the Rising Dividend Growth Fund. GSAM compensates the Sub-Adviser directly in accordance with the terms of the Sub-Advisory Agreement. The Fund is not charged any separate or additional investment advisory fees by the Sub-Adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. The Funds record their pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. For derivative contracts, realized gains and losses are recorded upon settlement of the contract. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Income Builder	Monthly	Annually
Rising Dividend Growth	Quarterly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

ii.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

iii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iv.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

Secured Borrowings — Secured borrowings are valued at their contractual amounts, which approximate fair value, and are generally classified as Level 2 of the fair value hierarchy.

i.  Reverse Repurchase Agreements — Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase the securities at a mutually agreed upon date and price (including interest), under the terms of an MRA. The gross value of reverse repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

When a Fund enters into a reverse repurchase agreement, it is required to deliver securities as collateral to the counterparty that exceed the value of the reverse repurchase agreement. During the term of a reverse repurchase agreement, the value of the underlying securities pledged as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the reverse repurchase agreement, including accrued interest. If the value of those securities pledged as

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

collateral, including accrued interest, becomes less than the value of the reverse repurchase agreement, including accrued interest, a Fund will be obligated to deliver additional collateral to the buyer. If the buyer defaults on its commitment to sell back the securities, a Fund could suffer a loss to the extent that the amount borrowed is less than the replacement cost of similar securities and the Fund’s costs associated with delay and enforcement of the reverse repurchase agreement. In addition, in the event of default or insolvency of the buyer, a court could determine that the Fund’s interest in the amount borrowed is not enforceable, resulting in additional losses to a Fund.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GSAM did not develop the unobservable inputs for the valuation of Level 3 Assets and Liabilities.

B.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2018:

INCOME BUILDER

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stocks(a)
Europe	$142,181,916	$5,846,012	$—
North America	627,093,960	—	—
Preferred Stocks(a)
North America	—	24,266,208	—
Fixed Income
Corporate Obligations	—	856,949,252	—
Mortgage-Backed Obligations	—	532,613	—
Asset-Backed Securities	—	21,656	—
Bank Loans	—	128,937,617	1,331,250
U.S. Treasury Obligations	33,451,852	—	—
Investment Companies	60,690,716	—	—
Short-term Investments	—	9,021,077	—
Securities Lending Reinvestment Vehicle	22,425	—	—
Total	$863,440,869	$1,025,574,435	$1,331,250
Liabilities
Reverse Repurchase Agreements	$—	$(4,543,750)	$—

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INCOME BUILDER (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$151,775	$—
Futures Contracts	396,305	—	—
Total	$396,305	$151,775	$—
Liabilities(b)
Futures Contracts	$(19,230)	$—	$—

RISING DIVIDEND GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stocks(a)
Asia	$11,954,803	$—	$—
Europe	113,208,244	—	—
North America	1,390,767,478	—	—
Investment Company	13,554,146	—	—
Short-term Investments	—	2,800,000	—
Total	$1,529,484,671	$2,800,000	$—

Derivative Type
Assets(b)
Futures Contracts	$790,376	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from the country of domicile noted in the table. The Funds utilize fair value model prices provided by an independent fair value service for international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of April 30, 2018. These instruments were used as part of the Funds’ investment

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Income Builder
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts	$23,728	(a)	Variation margin on futures contracts	$(19,230)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	151,775		—	—
Equity	Variation margin on futures contracts	372,577	(a)	—	—
Total		$548,080			$(19,230)

Rising Dividend Growth
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Equity	Variation margin on futures contracts	$790,376		—	—

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Income Builder
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from purchased options, futures contracts and written options/Net change in unrealized gain (loss) on purchased options, futures contracts and written options	$(1,674,507)	$(1,815,524)	1,400
Currency	Net realized gain (loss) from forward foreign currency exchange contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(722,050)	(38,724)	2
Equity	Net realized gain (loss) from purchased options, futures contracts and written options/Net change in unrealized gain (loss) on purchased options, futures contracts and written options	136,387	284,064	37
Total		$(2,260,170)	$(1,570,184)	1,439

Rising Dividend Growth
Risk	Statements of Operations	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net change in unrealized gain (loss) futures contracts	$790,376	38

(a)	Average number of contracts is based on the average of month end balances for the six months ended April 30, 2018.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended April 30, 2018 , contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund Name	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Goldman Sachs Income Builder Fund	0.54%	0.49%	0.46%	0.45%	0.44%	0.58%	0.47	%*
Goldman Sachs Rising Dividend Growth Fund	0.75	0.68	0.64	0.63	0.62	0.72	0.72

*	GSAM has agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least February 28, 2019, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. The Effective Net Management Rates above are calculated based on management rates before and after waivers had been adjusted, if applicable.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Prior to February 28, 2018, the contractual management fee rates for the Income Builder Fund were as stated below:

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
Income Builder	0.65%	0.59%	0.56%	0.55%	0.54%

The Income Builder Fund invests in Institutional and Class R6 Shares of the Goldman Sachs Financial Square Government Fund and the Goldman Sachs High Yield Fund, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the six months ended April 30, 2018, GSAM waived $35,500 of the Fund’s management fee.

The Rising Dividend Growth Fund invests in Class R6 Shares of the Goldman Sachs Financial Square Government Fund which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as investment adviser to any of the affiliated underlying funds in which the Fund invests. For the six months ended April 30, 2018, GSAM waived $2,402 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended April 30, 2018, Goldman Sachs advised that it retained the following front end sales charges:

Front End Sales Charge
Fund Name	Class A
Goldman Sachs Income Builder Fund	$37,013
Goldman Sachs Rising Dividend Growth Fund	15,177

No CDSC was retained for the six months ended April 30, 2018.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Service Plan — The Trust, on behalf of each applicable Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.04% of the average daily net assets of Institutional Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Income Builder and Rising Dividend Growth Funds are 0.034% and 0.014%, respectively. These Other Expense limitations will remain in place through at least February 28, 2019 for Class A, Class C, Investor, Institutional, Class R and Class R6 Shares, and through at least April 16, 2019 for Class P Shares, and prior to such dates GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended April 30, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund Name	Management Fee Waiver	Transfer Agency Fee Waiver/ Credits	Other Expense Reimbursements	Total Expense Reductions
Income Builder Fund	$1,137,654	$306	$—	$1,137,960
Rising Dividend Growth Fund	2,402	289	230,913	233,604

G.  Line of Credit Facility — As of April 30, 2018, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2018, the Funds did not have any borrowings under the facility. The facility was decreased to $770,000,000 effective May 1, 2018.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H.  Other Transactions with Affiliates — For the six months ended April 30, 2018 , Goldman Sachs earned $26,503 and $0, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Income Builder and Rising Dividend Growth Funds, respectively.

As of April 30, 2018, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class P and Class R6 Shares of the following Funds:

Fund Name	Class P	Class R6
Goldman Sachs Income Builder Fund	100%	60%
Goldman Sachs Rising Dividend Growth Fund	100	100

The table below shows the transactions in and earnings from investments in the Underlying Funds for the six months ended April 30, 2018:

Fund	Underlying Fund	Beginning Value as of October 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Ending Value as of April 30, 2018	Shares as of April 30, 2018	Dividend Income
Income Builder	Goldman Sachs Financial Square Government Fund — Institutional Shares	$27,881,408	$324,392,723	$(302,900,708)	$—	$—	$49,373,423	49,373,423	$186,143
	Goldman Sachs Financial Square Government Fund — Class R6 Shares	—	72,874,089	(61,556,796)	—	—	11,317,293	11,317,293	42,668
	Goldman Sachs High Yield Fund — Institutional Shares	3,313,300	57,408	(3,668,587)	(44)	297,923	—	—	57,419
Total		$31,194,708	$397,324,220	$(368,126,091)	$(44)	$297,923	$60,690,716		$286,230
Rising Dividend Growth	Goldman Sachs Financial Square Government Fund — Class R6 Shares	—	66,267,555	(52,713,409)	—	—	13,554,146	13,554,146	24,267

The following table provides information about the investment in the shares of issuers deemed to be affiliates of the Income Builder Fund for the six months ended April 30, 2018:

Name of Affiliated Issuer	Beginning Value as of October 31, 2017	Change in Unrealized Appreciation/ Depreciation	Ending Value as of April 30, 2018	Shares as of April 30, 2018
Blue Ridge Mountain Resources, Inc. (Common Stock)	$2,587,716	$(663,183)	$1,924,533	260,072

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2018, were:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Income Builder	$26,094,185	$452,368,420	$29,607,321	$549,793,880
Rising Dividend Growth	—	1,071,232,281	—	324,284,005

The table below summarizes the reverse repurchase agreement activity for the six months ended April 30, 2018:

Fund	Average amount of borrowings	Weighted average interest rate (Paid) Received	Number of days outstanding during the period
Income Builder	$17,582,500	(0.008)%	181

The following table sets forth the Income Builder Fund’s different types of investments pledged as collateral and the remaining contractual maturities of the reverse repurchase agreements as of April 30, 2018:

	Remaining Contractual Maturity of the Agreements As of April 30, 2018
	Overnight and Continuous	< 30 days	Between 30 and 90 days	> 90 days	Total
Reverse Repurchase Agreements
Sovereign Debt Obligations	$—	$—	$—	$4,543,750	$4,543,750
Total Borrowings	$—	$—	$—	$4,543,750	$4,543,750
Gross amount of recognized liabilities for reverse repurchase agreements					$4,543,750

7. SECURITIES LENDING

The Income Builder Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Rising Dividend Growth Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

7. SECURITIES LENDING (continued)

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% (prior to February 21, 2018, GSAM may have received a management fee of up to 0.205%) on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will and BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL or BNYM are unable to purchase replacement securities, GSAL and/or BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The amounts of the Funds’ overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of April 30, 2018 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

The Funds, GSAL and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the six months ended April 30, 2018 are reported under “Investment Income” on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Six Months Ended April 30, 2018		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of April 30, 2018
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Rising Dividend Growth	$1,936	$—	$—

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund for the six months ended April 30, 2018.

Fund	Beginning value as of October 31, 2017	Purchases at Cost	Proceeds from Sales	Ending value as of April 30, 2018	Shares as of April 30, 2018
Income Builder	$6,049,808	$12,438,853	$(18,587,684)	$22,425	22,425
Rising Dividend Growth	38,778,950	59,856,150	(98,635,100)	—	—

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, October 31, 2017, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Income Builder	Rising Dividend Growth
Capital loss carryforwards:
Perpetual Short-Term	$(14,798,257)	$—
Perpetual Long-Term	(68,975,068)	—
Total capital loss carryforwards	$(83,773,325)	$—

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

8. TAX INFORMATION (continued)

As of April 30, 2018, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Income Builder	Rising Dividend Growth
Tax Cost	$1,825,462,883	$1,410,308,365
Gross unrealized gain	483,156,109	190,102,870
Gross unrealized loss	(418,272,438)	(68,126,564)
Net unrealized security gain	$64,883,671	$121,976,306

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, market gains/(losses) on regulated futures contracts and options contracts, net mark to market gains (losses) on foreign currency contracts and differences in the tax treatment of underlying fund investments, partnership investments, and material modification of debt securities.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets being hedged, if any.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

9. OTHER RISKS (continued)

countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Industry Concentration Risk — Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Funds will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Funds’ investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make a Fund more volatile. When a Fund uses leverage, the sum of that Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. A Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

9. OTHER RISKS (continued)

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Income Builder Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

10. OTHER MATTERS

On March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2017-08 — Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, by requiring amortization to the earliest call date. The amendments are effective for the Funds’ fiscal year ended October 31, 2019. GSAM is currently evaluating the impact, if any, of the amendments to the Funds.

11. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

11. INDEMNIFICATIONS (continued)

exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

12. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Income Builder Fund

	For the Six Months Ended April 30, 2018 (Unaudited)		For the Fiscal Year Ended October 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	858,663	$19,487,908	3,218,687	$71,655,468
Reinvestment of distributions	282,693	6,381,539	704,393	15,670,769
Shares redeemed	(2,513,357)	(56,774,738)	(13,479,221)	(299,529,672)
	(1,372,001)	(30,905,291)	(9,556,141)	(212,203,435)
Class C Shares
Shares sold	1,188,270	26,515,878	3,621,153	79,351,521
Reinvestment of distributions	355,200	7,886,470	811,909	17,811,164
Shares redeemed	(3,820,858)	(84,973,324)	(8,841,222)	(193,827,710)
	(2,277,388)	(50,570,976)	(4,408,160)	(96,665,025)
Institutional Shares
Shares sold	6,436,930	155,518,126	10,121,760	230,030,516
Reinvestment of distributions	556,673	12,836,128	1,148,073	26,144,314
Shares redeemed	(9,433,405)	(218,445,180)	(9,591,322)	(217,886,775)
	(2,439,802)	(50,090,926)	1,678,511	38,288,055
Investor Shares
Shares sold	1,297,471	29,952,183	10,254,805	232,083,067
Reinvestment of distributions	242,283	5,570,188	460,613	10,491,143
Shares redeemed	(2,468,862)	(56,985,987)	(4,126,966)	(93,949,535)
	(929,108)	(21,463,616)	6,588,452	148,624,675
Class P Shares(a)
Shares sold	436	10,005	—	—
Reinvestment of distributions	1	26	—	—
	437	10,031	—	—
Class R6 Shares
Shares sold	333	7,617	—	—
Reinvestment of distributions	10	221	19	438
Shares redeemed	(1)	(11)	—	—
	342	7,827	19	438
NET DECREASE	(7,017,520)	$(153,012,951)	(5,697,319)	$(121,955,292)

(a)	Commenced operations on April 16, 2018.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Rising Dividend Growth Fund

	For the Six Months Ended April 30, 2018 (Unaudited)		For the Fiscal Year Ended October 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	603,439	$12,190,847	1,472,789	$31,125,757
Reinvestment of distributions	3,074,881	60,067,874	879,866	18,341,204
Shares redeemed	(3,700,749)	(75,230,840)	(21,400,993)	(455,109,651)
	(22,429)	(2,972,119.00)	(19,048,338)	(405,642,690)
Class C Shares
Shares sold	699,781	14,015,450	895,940	19,107,865
Reinvestment of distributions	3,438,436	67,663,822	581,355	12,188,937
Shares redeemed	(4,288,846)	(88,228,414)	(9,943,810)	(212,609,311)
	(150,629)	(6,549,142)	(8,466,515)	(181,312,509)
Institutional Shares
Shares sold	2,147,197	44,186,681	5,434,081	118,177,788
Reinvestment of distributions	4,778,290	95,821,931	1,228,775	26,321,933
Shares redeemed	(12,578,401)	(270,848,625)	(21,410,677)	(463,911,403)
	(5,652,914)	(130,840,013)	(14,747,821)	(319,411,682)
Investor Shares
Shares sold	573,065	12,037,125	12,497,683	272,958,425
Reinvestment of distributions	2,960,908	59,320,667	553,674	11,919,085
Shares redeemed	(5,400,000)	(113,684,103)	(10,862,875)	(236,692,041)
	(1,866,027)	(42,326,311)	2,188,482	48,185,469
Class P Shares(a)
Shares sold	495	10,000	—	—
	495	10,000	—	—
Class R Shares
Shares sold	55,532	1,138,835	42,474	903,646
Reinvestment of distributions	28,845	562,064	4,296	89,802
Shares redeemed	(61,393)	(1,233,734)	(88,352)	(1,901,700)
	22,984	467,165	(41,582)	(908,252)
Class R6 Shares(b)
Shares sold	495	10,000	—	—
Reinvestment of distributions	2	35	—	—
	497	10,035	—	—
NET DECREASE	(7,668,023)	$(182,200,385.00)	(40,115,774)	$(859,089,664)

(a)	Commenced operations on April 16, 2018.
(b)	Commenced operations on February 28, 2018.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Fund Expenses — Six Month Period Ended April 30, 2018 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class P, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2017 through April 30, 2018, which represents a period of 181 days in a 365 day year. The Class R6 Shares example for the Rising Dividend Growth Fund is based on the period from March 1, 2018 through April 30, 2018, which represents a period of 61 out of 365 days, and the Class P Shares example is based on the period from April 17, 2018 through April 30, 2018, which represents a period of 14 out of 365 days. The Class P Shares example and the Class R6 Shares example (for the Rising Dividend Growth Fund) for hypothetical expenses reflect projected activity for the period from November 1, 2017 through April 30, 2018 for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Income Builder Fund				Rising Dividend Growth Fund
Share Class	Beginning Account Value 11/1/17	Ending Account Value 4/30/18		Expenses Paid for the 6 months ended 4/30/18*	Beginning Account Value 11/1/17	Ending Account Value 4/30/18		Expenses Paid for the 6 months ended 4/30/18*
Class A
Actual	$1,000.00	$995.50		$4.60	$1,000.00	$1,040.90		$5.87
Hypothetical 5% return	1,000.00	1,020.18	+	4.66	1,000.00	1,019.04	+	5.81
Class C
Actual	1,000.00	991.70		8.30	1,000.00	1,037.00		9.65
Hypothetical 5% return	1,000.00	1,016.46	+	8.40	1,000.00	1,015.32	+	9.54
Institutional
Actual	1,000.00	997.00		2.67	1,000.00	1,043.60		3.90
Hypothetical 5% return	1,000.00	1,022.12	+	2.71	1,000.00	1,020.98	+	3.86
Investor
Actual	1,000.00	996.30		3.32	1,000.00	1,042.50		4.56
Hypothetical 5% return	1,000.00	1,021.47	+	3.36	1,000.00	1,020.33	+	4.51
Class P^
Actual	1,000.00	991.80		0.17	1,000.00	992.70		0.30
Hypothetical 5% return	1,000.00	1,022.61	+	2.21	1,000.00	1,020.98	+	3.86
Class R
Actual	N/A	N/A		N/A	1,000.00	1,039.80		7.13
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,017.80	+	7.05
Class R6^^
Actual	1,000.00	997.10		2.57	1,000.00	992.70		1.29
Hypothetical 5% return	1,000.00	1,022.22	+	2.61	1,000.00	1,020.98	+	3.86

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

^	Class P Shares of the Funds commenced operations on April 16, 2018.

^^	Class R6 Shares of the Rising Dividend Growth Fund commenced operations on February 28, 2018.

Fund	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
Income Builder+	0.93%	1.68%	0.54%	0.68%	0.44%	N/A	0.52%
Rising Dividend Growth+	1.16	1.91	0.77	0.91	0.77	1.41%	0.77

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.29 trillion in assets under supervision as of March 31, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund[7]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[8]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[9]
∎	International Equity ESG Fund[10]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund[10]

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[11]
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[6]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[7]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[8]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[9]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[10]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
[11]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

All or a portion of the Funds’ distributions may be treated for tax purposes as a return of capital, however, the final characterization of such distributions will be reported annually on Form 1099-DIV. The final tax status of the distributions may differ substantially from the above dividend information.

Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2018 Goldman Sachs. All rights reserved. 132640-OTU-779305 DIVFOSAR-18/62.4K

Goldman Sachs Funds

Semi-Annual Report	April 30, 2018

Domestic Equity Insights Funds
Large Cap Growth Insights
Large Cap Value Insights
Small Cap Equity Insights
Small Cap Growth Insights
Small Cap Value Insights
U.S. Equity Insights

Goldman Sachs Domestic Equity Insights Funds

∎	LARGE CAP GROWTH INSIGHTS

∎	LARGE CAP VALUE INSIGHTS

∎	SMALL CAP EQUITY INSIGHTS

∎	SMALL CAP GROWTH INSIGHTS

∎	SMALL CAP VALUE INSIGHTS

∎	U.S. EQUITY INSIGHTS

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Domestic Equity Insights Funds

Market Review

U.S. equities recorded a gain during the six months ended April 30, 2018 (the “Reporting Period”), with Federal Reserve (“Fed”) monetary policy, economic data and political events dominating market sentiment.

When the Reporting Period began in November 2017, progress on tax reform and strong economic activity were supportive of U.S. equities. In December, the Fed delivered the third rate hike of 2017, as had been widely expected, having done similarly in March and June 2017, and maintained its projections for three additional interest rate hikes in 2018. U.S. equities gained additional momentum toward the end of December from the passage of a tax reform bill that reduced the corporate tax rate from 35% to 21%.

U.S. equities saw a strong start to 2018, driven by positive economic data, the $1.5 trillion tax reform law and a favorable corporate earnings season. In February 2018, however, equities sold off globally on market speculation of a faster pace of Fed short-term interest rate hikes, which stoked a sharp rise in bond yields and an increase in equity market volatility. Concerns about Fed monetary policy tightening were further exacerbated by solid U.S. labor and inflation data. In late February 2018, new Fed Chair Jerome Powell’s testimony before Congress, positing a more optimistic economic outlook since the December 2017 Fed meeting, surprised equity markets with its hawkish tilt and sparked a sell-off. (Hawkish tends to suggest higher interest rates; opposite of dovish.) In March 2018, escalating trade tensions and potential tariffs weighed on investor sentiment. Meanwhile, the Fed raised short-term interest rates again, much as the market had expected. The Fed’s dot plot, which shows rate projections of the members of the Fed’s Open Market Committee, continued to point to a total of three interest rate increases in 2018. However, Fed policymakers acknowledged that the “economic outlook has strengthened in recent months,” revising their growth forecast higher and their employment rate forecast lower.

The U.S. equity market was relatively muted in April 2018, as the U.S. and China continued to generate trade headlines and geopolitical uncertainty about sanctions on Russia surfaced. A number of macroeconomic drivers, including U.S. labor market strength, higher inflation and fiscal stimulus, pushed up U.S. Treasury yields, with the 10-year U.S. Treasury yield breaching 3% toward month end. With more than half of S&P 500® Index companies having reported their first quarter 2018 results, the earnings season began strongly during April 2018.

For the Reporting Period overall, the S&P 500® Index (with dividends reinvested) returned 3.82%, with seven of its 11 sectors generating positive absolute returns. Consumer discretionary and energy were the best performing sectors in the S&P 500® Index by some distance, followed by information technology and financials, which also posted solidly positive absolute returns. Utilities, consumer staples, real estate and materials were the only sectors in the S&P 500® Index that declined during the Reporting Period.

In terms of market capitalization, large-cap stocks outperformed small-cap stocks. The Russell 2000® Index, which measures the small-cap universe, returned 3.27% during the Reporting Period. In the style arena, growth stocks outperformed value stocks overall. The Russell 1000® Growth Index, representing large-cap growth stocks, rose 5.68% during the Reporting Period, while the Russell 1000® Value Index, representing large-cap value stocks, returned 1.94%.

1

MARKET REVIEW

Looking Ahead

At the end of the Reporting Period, we continued to believe that less expensive stocks should outpace more expensive stocks. In addition, we expected stocks with good momentum to outperform those with poor momentum. We plan to focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

2

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

What Differentiates Goldman Sachs’

Domestic Equity Insights Funds Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), Equity Insights combines traditional fundamental analysis with sophisticated quantitative modeling. Our approach is not unlike that of a more traditional active manager: we look at fundamental investment themes that have been effective historically in forecasting excess returns of stocks. However, where we differ from traditional managers is that we seek to rigorously test every potential research theme or signal to verify whether they have shown consistent predictive ability across a wide variety of stocks in different time periods and under different market conditions.

∎	Comprehensive – We calculate expected excess returns for more than 10,000 stocks on a daily basis.

∎	Rigorous – We evaluate stocks based on fundamental investment criteria that have outperformed historically.

∎	Objective – Our stock selection process is free from the emotion that may lead to biased investment decisions.

∎	Our computer optimization process allocates risk to our high conviction investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

∎	We use a proprietary risk model that is designed to be more precise, more focused and faster to respond because it seeks to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified portfolio that seeks to:

∎	Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

∎	Offer broad access to a clearly defined equity universe.

∎	Generate excess returns that are positive, consistent and repeatable.

3

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Enhancements Made to Proprietary Quantitative Model during the Six-Month Period Ended April 30, 2018

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the six-month period ended April 30, 2018 (the “Reporting Period”).

We introduced two new signals within our Profitability theme that use various alternative data sources, seeking to identify companies benefiting from consumer spending. The first signal aims to forecast sales growth trends, not just for the upcoming quarter but for multiple quarters ahead, by looking for underlying trends. The second signal analyzes profitability of retailers by assessing customer traffic in the retailer’s location.

We also introduced new signals within our Momentum theme that help us create economic links between companies with similar businesses. The first signal identifies companies linked by a common theme based on company descriptions. The second signal seeks to identify linked companies by looking at searches made on the same day for regulatory filings of multiple companies.

Additionally, we introduced an Environmental, Social and Governance (“ESG”) signal within our Management theme that helps us quantify reputational risk. The signal looks at ESG risk events to form a view of the peak risk of a given company from an ESG perspective.

4

PORTFOLIO RESULTS

Goldman Sachs Large Cap Growth Insights Fund

Investment Objective

The Fund seeks long-term growth of capital, with dividend income as a secondary consideration.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Large Cap Growth Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor, R and R6 Shares generated cumulative total returns, without sales charges, of 5.57%, 5.18%, 5.78%, 5.49%, 5.72%, 5.43% and 5.80%, respectively. These returns compare to the 5.68% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Index”), during the same period.

From their inception on April 16, 2018 through the end of the Reporting Period, the Fund’s Class P Shares generated a cumulative total return, without sales charges, of -1.25% compared to the -1.05% cumulative total return of the Index.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, five of our quantitative model’s six investment themes added to relative performance. However, the Fund generally underperformed the Index because of certain individual stock positions.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, five of our six investment themes contributed positively to the Fund’s relative results. Quality was our best performing theme. The Quality theme seeks to assess both firm and management quality. Profitability, Sentiment, Momentum and Management also bolstered relative returns. The Profitability theme assesses whether a company is earning more than its cost of capital. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Management theme assesses the characteristics, policies and strategic decisions of company management.

Our Valuation theme detracted from relative performance. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

5

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the Index.

During the Reporting Period, certain individual stock positions, including holdings in the health care, consumer discretionary and financials sectors, detracted from relative returns. On the positive side, the Fund benefited from stock selection in the energy, materials and industrials sectors.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	In terms of individual stock positions, the Fund was hampered during the Reporting Period by overweights relative to the Index in Mettler Toledo, a manufacturer of scales and analytical instruments; Applied Materials, a provider of equipment, services and software to semiconductor, flat panel display and solar products companies; and Biogen, a biotechnology firm. We chose to overweight Mettler Toledo and Applied Materials because of our positive views on Sentiment and Momentum. Our positive views on Sentiment and Valuation led us to overweight Biogen.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	During the Reporting Period, the Fund benefited from overweight positions in Valero Energy and F5 Networks. An underweight in The 3M Company also contributed positively. The overweight in petroleum refiner Valero Energy was due to our positive views on Valuation and Momentum. We adopted the overweight in F5 Networks, which specializes in application delivery networking technology, because of our positive views on Sentiment and Quality. The Fund was underweight The 3M Company, a manufacturer of industrial, safety, medical and consumer products, because of our negative views on Momentum and Valuation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the health care, financials, energy and real estate sectors relative to the Index. Compared to the Index, the Fund was underweight the consumer staples, industrials, information technology, materials and consumer discretionary sectors.

6

FUND BASICS

Large Cap Growth Insights Fund

as of April 30, 2018

PERFORMANCE REVIEW
November 1, 2017–April 30, 2018	Fund Total Return (based on NAV)[1]	Russell 1000® Growth Index[2]
Class A	5.57%	5.68%
Class C	5.18	5.68
Institutional	5.78	5.68
Service	5.49	5.68
Investor	5.72	5.68
Class R	5.43	5.68
Class R6	5.80	5.68

April 16, 2018–April 30, 2018
Class P	-1.25%	-1.05%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	14.03%	14.77%	10.02%	6.39%	05/01/97
Class C	18.74	15.21	9.83	5.12	08/15/97
Institutional	21.14	16.53	11.09	7.10	05/01/97
Service	20.58	15.96	10.55	6.58	05/01/97
Investor	20.94	16.36	10.92	9.08	11/30/07
Class P	N/A	N/A	N/A	N/A	04/16/18
Class R	20.38	15.78	10.38	8.55	11/30/07
Class R6	21.17	N/A	N/A	13.61	07/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.93%	0.98%
Class C	1.68	1.73
Institutional	0.54	0.59
Service	1.04	1.09
Investor	0.68	0.73
Class P	0.53	0.58
Class R	1.18	1.23
Class R6	0.53	0.58

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus, as supplemented, for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/18[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	5.5%	Technology Hardware, Storage & Peripherals
Amazon.com, Inc.	4.7	Internet & Direct Marketing Retail
Microsoft Corp.	4.4	Software
Facebook, Inc. Class A	3.1	Internet Software & Services
Alphabet, Inc. Class C	2.4	Internet Software & Services
Alphabet, Inc. Class A	2.3	Internet Software & Services
AbbVie, Inc.	2.2	Biotechnology
International Business Machines Corp.	1.7	IT Services
The Boeing Co.	1.7	Aerospace & Defense
American Tower Corp.	1.4	Equity Real Estate Investment Trusts (REITs)

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

8

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2018

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

9

PORTFOLIO RESULTS

Goldman Sachs Large Cap Value Insights Fund

Investment Objective

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Large Cap Value Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor, R and R6 Shares generated cumulative total returns, without sales charges, of 3.56%, 3.18%, 3.75%, 3.49%, 3.70%, 3.42% and 3.72%, respectively. These returns compare to the 1.94% cumulative total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Index”), during the same period.

From their inception on April 16, 2018 through the end of the Reporting Period, the Fund’s Class P Shares generated a cumulative total return, without sales charges, of -1.19% compared to the -1.07% cumulative total return of the Index.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund outperformed the Index, with five of our quantitative model’s six investment themes adding to relative returns. Stock selection overall enhanced performance.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, five of our six investment themes contributed positively to the Fund’s relative performance. Quality was our best performing theme. The Quality theme seeks to assess both firm and management quality. Profitability, Momentum, Management and Sentiment also added to relative returns. The Profitability theme assesses whether a company is earning more than its cost of capital. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Management theme assesses the characteristics, policies and strategic decisions of company management. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

Our Valuation theme detracted from relative performance. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

10

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the Index.

During the Reporting Period, security selection bolstered the Fund’s relative performance, highlighted by holdings in the energy, financials and industrials sectors. Stock selection in the information technology, health care and telecommunication services sectors detracted from relative returns.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	In terms of individual stock positions, the Fund benefited from overweights compared to the Index in Valero Energy and HollyFrontier, both petroleum refiners. Our positive views on Valuation and Momentum led us to overweight both Valero Energy and HollyFrontier. An underweight in industrial conglomerate General Electric, based on our negative views on Sentiment and Quality, also added to the Fund’s relative performance.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	During the Reporting Period, the Fund’s overweight positions in Pacific Gas and Electric Company (“PG&E”) and Realogy Holdings detracted from relative returns. The overweight in utilities company PG&E was the result of our positive views on Sentiment and Valuation. We chose to overweight Realogy Holdings, a provider of real estate and relocation services, because of our positive views on Valuation and Momentum. An underweight in Cisco Systems, an information technology and networking company, also hurt relative results. The Fund’s underweight in Cisco Systems was driven by our negative views on Momentum and Profitability.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the health care, real estate, consumer discretionary and energy sectors relative to the Index. Compared to the Index, the Fund was underweight the utilities, consumer staples, telecommunication services and industrials sectors. The Fund was relatively neutral compared to the Index in the financials, information technology and materials sectors at the end of the Reporting Period.

11

FUND BASICS

Large Cap Value Insights Fund

as of April 30, 2018

PERFORMANCE REVIEW
November 1, 2017–April 30, 2018	Fund Total Return (based on NAV)[1]	Russell 1000® Value Index[2]
Class A	3.56%	1.94%
Class C	3.18	1.94
Institutional	3.75	1.94
Service	3.49	1.94
Investor	3.70	1.94
Class R	3.42	1.94
Class R6	3.72	1.94

April 16, 2018–April 30, 2018
Class P	-1.19%	-1.07%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Value Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	5.81%	10.86%	7.14%	5.76%	12/31/98
Class C	10.14	11.28	6.94	5.28	12/31/98
Institutional	12.38	12.56	8.17	6.49	12/31/98
Service	11.84	12.01	7.64	5.96	12/31/98
Investor	12.28	12.40	8.01	6.53	11/30/07
Class P	N/A	N/A	N/A	N/A	04/16/18
Class R	11.71	11.84	7.47	6.01	11/30/07
Class R6	12.43	N/A	N/A	10.53	07/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.95%	1.02%
Class C	1.70	1.77
Institutional	0.56	0.63
Service	1.06	1.13
Investor	0.70	0.77
Class P	0.55	0.62
Class R	1.20	1.27
Class R6	0.55	0.62

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus, as supplemented, for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/18[5]
Holding	% of Net Assets	Line of Business
Johnson & Johnson	2.7%	Pharmaceuticals
JPMorgan Chase & Co.	2.1	Banks
Berkshire Hathaway, Inc. Class B	2.1	Diversified Financial Services
Medtronic PLC	1.8	Health Care Equipment & Supplies
Merck & Co., Inc.	1.8	Pharmaceuticals
Exxon Mobil Corp.	1.7	Oil, Gas & Consumable Fuels
ConocoPhillips	1.6	Oil, Gas & Consumable Fuels
Valero Energy Corp.	1.5	Oil, Gas & Consumable Fuels
Phillips 66	1.4	Oil, Gas & Consumable Fuels
General Motors Co.	1.4	Automobiles

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

13

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2018

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

14

PORTFOLIO RESULTS

Goldman Sachs Small Cap Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Equity Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor, R and R6 Shares generated cumulative total returns, without sales charges, of 3.71%, 3.39%, 3.93%, 3.69%, 3.86%, 3.62% and 3.96%, respectively. These returns compare to the 3.27% cumulative total return of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested) (the “Index”), during the same period.

From their inception on April 16, 2018 through the end of the Reporting Period, the Fund’s Class P Shares generated a cumulative total return, without sales charges, of -1.98% compared to the -1.33% cumulative total return of the Index.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund outperformed the Index, with four of our quantitative model’s six investment themes adding to relative returns. Stock selection overall bolstered performance.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes–Profitability, Quality, Management and Sentiment–added to the Fund’s relative returns. The Profitability theme assesses whether a company is earning more than its cost of capital. The Quality theme seeks to assess both firm and management quality. The Management theme assesses the characteristics, policies and strategic decisions of company management. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

Our Valuation and Momentum themes detracted from the Fund’s relative performance. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

15

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the Index.

During the Reporting Period, security selection in the financials, industrials and consumer discretionary sectors contributed positively. Holdings in the health care sector detracted from relative performance.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	In terms of individual stock positions, the Fund benefited most from overweights relative to the Index in Enova International, American Eagle Outfitters and Etsy. Our positive views on Quality and Sentiment led to the Fund’s overweight in Enova International, an online lending company. The overweight position in clothing retailer American Eagle Outfitters was based on our positive views on Sentiment and Profitability. The Fund was overweight e-commerce website Etsy due to our positive views on Sentiment and Quality.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	The Fund was hurt during the Reporting Period by an underweight position in Nektar Therapeutics as well as by overweight positions in Akebia Therapeutics and Argan. Our negative views on Valuation and Quality led us to underweight biopharmaceutical maker Nektar Therapeutics. The Fund’s overweight in biopharmaceutical company Akebia was driven by our positive views on Sentiment and Quality. We chose to overweight construction engineering firm Argan because of our positive views on Valuation and Quality.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the industrials and consumer discretionary sectors relative to the Index. Compared to the Index, the Fund was underweight the health care, utilities, information technology and financials sectors. The Fund was relatively neutral compared to the Index in the energy, telecommunication services, materials, consumer staples and real estate sectors at the end of the Reporting Period.

16

FUND BASICS

Small Cap Equity Insights Fund

as of April 30, 2018

PERFORMANCE REVIEW
November 1, 2017–April 30, 2018	Fund Total Return (based on NAV)[1]	Russell 2000® Index[2]
Class A	3.71%	3.27%
Class C	3.39	3.27
Institutional	3.93	3.27
Service	3.69	3.27
Investor	3.86	3.27
Class R	3.62	3.27
Class R6	3.96	3.27

April 16, 2018–April 30, 2018
Class P	-1.98%	-1.33%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000® Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	6.47%	10.59%	9.40%	6.89%	08/15/97
Class C	10.82	11.02	9.19	6.40	08/15/97
Institutional	13.14	12.31	10.46	7.61	08/15/97
Service	12.59	11.74	9.90	7.08	08/15/97
Investor	12.96	12.14	10.30	8.73	11/30/07
Class P	N/A	N/A	N/A	N/A	04/16/18
Class R	12.42	11.57	9.76	8.21	11/30/07
Class R6	13.16	N/A	N/A	11.24	07/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

17

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.23%	1.38%
Class C	1.98	2.13
Institutional	0.84	0.99
Service	1.34	1.49
Investor	0.98	1.13
Class P	0.83	0.98
Class R	1.48	1.63
Class R6	0.83	0.98

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus, as supplemented, for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

18

FUND BASICS

TOP TEN HOLDINGS AS OF 4/30/18[5]
Holding	% of Net Assets	Line of Business
American Eagle Outfitters, Inc.	0.8%	Specialty Retail
Insperity, Inc.	0.8	Professional Services
Texas Roadhouse, Inc.	0.7	Hotels, Restaurants & Leisure
Carpenter Technology Corp.	0.7	Metals & Mining
Cabot Microelectronics Corp.	0.7	Semiconductors & Semiconductor Equipment
KLX, Inc.	0.7	Aerospace & Defense
First Citizens BancShares, Inc. Class A	0.7	Banks
Entegris, Inc.	0.7	Semiconductors & Semiconductor Equipment
American Equity Investment Life Holding Co.	0.7	Insurance
McGrath RentCorp	0.7	Commercial Services & Supplies

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

19

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2018

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.9% of the Fund’s net assets as of April 30, 2018. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

20

PORTFOLIO RESULTS

Goldman Sachs Small Cap Growth Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Growth Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor, R and R6 Shares generated cumulative total returns, without sales charges, of 5.30%, 4.88%, 5.50%, 5.43%, 5.16% and 5.47%, respectively. These returns compare to the 5.46% cumulative total return of the Fund’s benchmark, the Russell 2000® Growth Index (with dividends reinvested) (the “Index”), during the same period.

From their inception on April 16, 2018 through the end of the Reporting Period, the Fund’s Class P Shares generated a cumulative total return, without sales charges, of -2.39% compared to the -1.96% cumulative total return of the Index.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, four of our quantitative model’s six investment themes added to relative performance. However, the Fund generally underperformed the Index largely because of certain individual stock positions.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes–Quality, Profitability, Sentiment and Management–contributed positively to the Fund’s relative returns. The Quality theme seeks to assess both firm and management quality. The Profitability theme assesses whether a company is earning more than its cost of capital. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Management theme assesses the characteristics, policies and strategic decisions of company management.

Our Valuation and Momentum themes detracted from the Fund’s relative performance. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

21

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the Index.

Certain stock positions caused the Fund to underperform the Index. During the Reporting Period, the Fund was hurt by security selection in the health care, information technology and telecommunication services sectors. Investments in the industrials, consumer discretionary and financials sectors added to relative returns.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	In terms of individual stock positions, the Fund’s underweights relative to the Index in Nektar Therapeutics and AveXis detracted from performance. Our negative views on Valuation and Quality led us to underweight biopharmaceutical maker Nektar Therapeutics. We chose to underweight biotechnology company AveXis because of our negative views on Quality and Profitability. The Fund’s overweight in biopharmaceutical company Akebia Therapeutics, which was driven by our positive views on Sentiment and Quality, was also a drag on relative returns.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	During the Reporting Period, the Fund benefited from overweight positions in Enova International, Etsy and TriNet Group. Our positive views on Quality and Sentiment led to the Fund’s overweight in Enova International, an online lending company. The Fund’s overweight position in e-commerce website Etsy was due to our positive views on Sentiment and Quality. We adopted the overweight in TriNet Group, a provider of human resources solutions to small and mid-sized businesses, because of our positive views on Momentum and Sentiment.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the financials sector relative to the Index. Compared to the Index, the Fund was underweight the health care and information technology sectors. The Fund was relatively neutral compared to the Index in the telecommunication services, energy, materials, consumer discretionary, industrials, utilities, consumer staples and real estate sectors at the end of the Reporting Period.

22

FUND BASICS

Small Cap Growth Insights Fund

as of April 30, 2018

PERFORMANCE REVIEW
November 1, 2017–April 30, 2018	Fund Total Return (based on NAV)[1]	Russell 2000 Growth® Index[2]
Class A	5.30%	5.46%
Class C	4.88	5.46
Institutional	5.50	5.46
Investor	5.43	5.46
Class R	5.16	5.46
Class R6	5.47	5.46

April 16, 2018–April 30, 2018
Class P	-2.39%	-1.96%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000® Growth Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	12.41%	11.37%	10.91%	7.58%	06/25/07
Class C	17.05	11.80	10.70	7.34	06/25/07
Institutional	19.39	13.07	11.97	8.57	06/25/07
Investor	19.28	12.92	11.81	9.77	11/30/07
Class P	N/A	N/A	N/A	N/A	04/16/18
Class R	18.67	12.36	11.24	9.22	11/30/07
Class R6	19.41	N/A	N/A	10.83	07/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

23

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.23%	1.36%
Class C	1.98	2.11
Institutional	0.84	0.97
Investor	0.98	1.11
Class P	0.83	0.96
Class R	1.48	1.61
Class R6	0.83	0.96

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus, as supplemented, for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/18[5]
Holding	% of Net Assets	Line of Business
Aspen Technology, Inc.	1.1%	Software
Nektar Therapeutics	1.0	Pharmaceuticals
EPAM Systems, Inc.	1.0	IT Services
Grand Canyon Education, Inc.	0.9	Diversified Consumer Services
Fair Isaac Corp.	0.9	Software
Entegris, Inc.	0.9	Semiconductors & Semiconductor Equipment
Texas Roadhouse, Inc.	0.9	Hotels, Restaurants & Leisure
ASGN, Inc.	0.9	Professional Services
Insperity, Inc.	0.8	Professional Services
Louisiana-Pacific Corp.	0.8	Paper & Forest Products

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

24

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2018

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.8% of the Fund’s net assets as of April 30, 2018. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

25

PORTFOLIO RESULTS

Goldman Sachs Small Cap Value Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Value Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor, R and R6 Shares generated cumulative total returns, without sales charges, of 3.73%, 3.34%, 3.92%, 3.86%, 3.59% and 3.93%, respectively. These returns compare to the 0.94% cumulative total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Index”), during the same period.

From their inception on April 16, 2018 through the end of the Reporting Period, the Fund’s Class P Shares generated a cumulative total return, without sales charges, of -0.98% compared to the -0.62% cumulative total return of the Index.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund outperformed the Index, with four of our quantitative model’s six investment themes adding to relative returns. Stock selection overall contributed positively.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, the Fund’s relative performance was bolstered by four of our six investment themes–Profitability, Quality, Management and Sentiment. The Profitability theme assesses whether a company is earning more than its cost of capital. The Quality theme seeks to assess both firm and management quality. The Management theme assesses the characteristics, policies and strategic decisions of company management. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

Our Valuation theme detracted from relative returns. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

The impact of our Momentum theme was rather neutral during the Reporting Period. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

26

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the Index.

During the Reporting Period, stock selection enhanced the Fund’s relative results. Investments in the financials, consumer discretionary and information technology sectors added to performance. Security selection in the health care, utilities and consumer staples sectors limited the Fund’s gains versus the Index.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	In terms of individual positions, the Fund benefited from its overweights compared to the Index in Enova International, American Eagle Outfitters and Delek U.S. Holdings. Our positive views on Quality and Sentiment led to the Fund’s overweight in Enova International, an online lending company. The overweight position in clothing retailer American Eagle Outfitters was based on our positive views on Sentiment and Profitability. We adopted the overweight in Delek U.S. Holdings, an energy company focused on petroleum refining, logistics and convenience store retailing, because of our positive views on Quality and Sentiment.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	During the Reporting Period, the Fund was hampered by its overweight positions in Consolidated Communications Holdings, an Internet service provider and telecommunications company; Esterline Technologies, a designer and manufacturer of specialty products primarily for aerospace and defense customers; and Rush Enterprises, a commercial vehicle retailer. We chose to overweight Consolidated Communications Holdings due to our positive views on Valuation and Sentiment. The Fund was overweight Esterline Technologies as a result of our positive views on Momentum and Profitability. Our positive views on Momentum and Quality led us to overweight Rush Enterprises.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the industrials, consumer discretionary and materials sectors relative to the Index. Compared to the Index, the Fund was underweight the utilities, information technology and financials sectors. The Fund was relatively neutral compared to the Index in the real estate, consumer staples, energy, telecommunication services and health care sectors at the end of the Reporting Period.

27

FUND BASICS

Small Cap Value Insights Fund

as of April 30, 2018

PERFORMANCE REVIEW
November 1, 2017–April 30, 2018	Fund Total Return (based on NAV)[1]	Russell 2000® Value Index[2]
Class A	3.73%	0.94%
Class C	3.34	0.94
Institutional	3.92	0.94
Investor	3.86	0.94
Class R	3.59	0.94
Class R6	3.93	0.94

April 16, 2018–April 30, 2018
Class P	-0.98%	-0.62%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000® Value Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	1.93%	9.65%	8.73%	5.37%	06/25/07
Class C	5.98	10.08	8.53	5.12	06/25/07
Institutional	8.29	11.34	9.81	6.36	06/25/07
Investor	8.14	11.17	9.59	8.12	11/30/07
Class P	N/A	N/A	N/A	N/A	04/16/18
Class R	7.61	10.62	9.06	7.62	11/30/07
Class R6	8.30	N/A	N/A	11.92	07/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

28

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.23%	1.44%
Class C	1.98	2.19
Institutional	0.84	1.05
Investor	0.98	1.19
Class P	0.83	1.04
Class R	1.48	1.69
Class R6	0.83	1.04

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus, as supplemented, for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/18[5]
Holding	% of Net Assets	Line of Business
KLX, Inc.	0.9%	Aerospace & Defense
First Citizens BancShares, Inc. Class A	0.9	Banks
American Eagle Outfitters, Inc.	0.9	Specialty Retail
Portland General Electric Co.	0.9	Electric Utilities
Sunstone Hotel Investors, Inc.	0.9	Equity Real Estate Investment Trusts (REITs)
Carpenter Technology Corp.	0.9	Metals & Mining
UMB Financial Corp.	0.8	Banks
Callaway Golf Co.	0.8	Leisure Products
McGrath RentCorp	0.8	Commercial Services & Supplies
American Equity Investment Life Holding Co.	0.8	Insurance

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

29

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2018

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.8% of the Fund’s net assets as of April 30, 2018. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

30

PORTFOLIO RESULTS

Goldman Sachs U.S. Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Equity Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor, R and R6 Shares generated cumulative total returns, without sales charges, of 4.60%, 4.21%, 4.81%, 4.54%, 4.74%, 4.48% and 4.81%, respectively. These returns compare to the 3.82% cumulative total return of the Fund’s benchmark, the S&P 500® Index (with dividends reinvested) (the “Index”), during the same period.

From their inception on April 16, 2018 through the end of the Reporting Period, the Fund’s Class P Shares generated a cumulative total return, without sales charges, of -1.08% compared to the -1.08% cumulative total return of the Index.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund outperformed the Index, with five of our quantitative model’s six investment themes adding to relative returns. Stock selection overall bolstered results.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, five of our six investment themes–Quality, Profitability, Momentum, Management and Sentiment–contributed positively to the Fund’s relative performance. The Quality theme seeks to assess both firm and management quality. The Profitability theme assesses whether a company is earning more than its cost of capital. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Management theme assesses the characteristics, policies and strategic decisions of company management. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

Our Valuation theme detracted from relative returns. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

31

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the Index.

During the Reporting Period, security selection overall enhanced relative results. The Fund benefited from its holdings in the energy, financials and industrials sectors. Investments in the health care, information technology and consumer discretionary sectors detracted from relative returns.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	In terms of individual stock positions, the Fund was helped by its overweights compared to the Index in petroleum refiner Valero Energy and aerospace and defense company Boeing. Our positive views on Valuation and Momentum led us to overweight Valero Energy, while the overweight in Boeing was due to our positive views on Quality and Sentiment. An underweight in industrial conglomerate General Electric, based on our negative views on Sentiment and Quality, also added to the Fund’s relative performance.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	During the Reporting Period, the Fund’s overweight positions in Pacific Gas and Electric Company (“PG&E”) and Cigna detracted from relative returns. The overweight in utilities company PG&E was the result of our positive views on Sentiment and Valuation. We decided to overweight health care insurer Cigna because of our positive views on Sentiment and Momentum. An underweight in Cisco Systems, an information technology and networking company, also hurt relative results. The Fund’s underweight in Cisco Systems was driven by our negative views on Momentum and Profitability.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the health care, consumer discretionary, real estate and energy sectors relative to the Index. Compared to the Index, the Fund was underweight the information technology, consumer staples, utilities, industrials, telecommunication services and materials sectors. The Fund was relatively neutral compared to the Index in the financials sector at the end of the Reporting Period.

32

FUND BASICS

U.S. Equity Insights Fund

as of April 30, 2018

PERFORMANCE REVIEW
November 1, 2017–April 30, 2018	Fund Total Return (based on NAV)[1]	S&P 500® Index[2]
Class A	4.60%	3.82%
Class C	4.21	3.82
Institutional	4.81	3.82
Service	4.54	3.82
Investor	4.74	3.82
Class R	4.48	3.82
Class R6	4.81	3.82

April 16, 2018–April 30, 2018
Class P	-1.08%	-1.08%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500® Index (with dividends reinvested) is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	9.76%	12.30%	8.58%	8.56%	05/24/91
Class C	14.15	12.72	8.38	5.77	08/15/97
Institutional	16.61	14.03	9.62	9.04	06/15/95
Service	16.02	13.45	9.08	7.67	06/07/96
Investor	16.44	13.85	9.46	7.78	11/30/07
Class P	N/A	N/A	N/A	N/A	04/16/18
Class R	15.87	13.29	8.93	7.25	11/30/07
Class R6	16.61	N/A	N/A	11.64	07/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

33

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.95%	1.02%
Class C	1.70	1.77
Institutional	0.56	0.63
Service	1.06	1.13
Investor	0.70	0.77
Class P	0.55	0.62
Class R	1.20	1.27
Class R6	0.55	0.62

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus, as supplemented, for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/18[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	2.7%	Technology Hardware, Storage & Peripherals
Amazon.com, Inc.	2.7	Internet & Direct Marketing Retail
Johnson & Johnson	2.5	Pharmaceuticals
Microsoft Corp.	2.2	Software
Facebook, Inc. Class A	1.8	Internet Software & Services
AbbVie, Inc.	1.7	Biotechnology
Medtronic PLC	1.5	Health Care Equipment & Supplies
International Business Machines Corp.	1.5	IT Services
Alphabet, Inc. Class C	1.4	Internet Software & Services
Merck & Co., Inc.	1.4	Pharmaceuticals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

34

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2018

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

35

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Schedule of Investments

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – 97.4%
Aerospace & Defense – 2.7%
64,847	Lockheed Martin Corp.	$20,805,511
102,146	The Boeing Co.	34,071,820

		54,877,331

Air Freight & Logistics – 0.4%
127,197	Expeditors International of Washington, Inc.	8,122,800

Airlines – 0.3%
58,036	Copa Holdings SA Class A	6,800,078

Auto Components – 0.4%
69,313	Gentex Corp.	1,576,178
40,617	Lear Corp.	7,594,160

		9,170,338

Automobiles – 1.0%
538,966	General Motors Co.	19,801,611

Banks – 1.2%
496,530	Citizens Financial Group, Inc.	20,601,030
15,299	SVB Financial Group*	4,583,733

		25,184,763

Beverages – 0.1%
22,590	Molson Coors Brewing Co. Class B	1,609,312
4,207	PepsiCo, Inc.	424,654

		2,033,966

Biotechnology – 6.2%
473,132	AbbVie, Inc.	45,680,895
34,812	Alexion Pharmaceuticals, Inc.*	4,094,936
1,985	Amgen, Inc.	346,343
75,315	Biogen, Inc.*	20,606,184
254,515	Celgene Corp.*	22,168,256
128,208	Exelixis, Inc.*	2,669,291
35,030	Regeneron Pharmaceuticals, Inc.*	10,637,910
135,922	Vertex Pharmaceuticals, Inc.*	20,817,813

		127,021,628

Building Products – 0.6%
333,110	Masco Corp.	12,614,876

Capital Markets – 1.8%
177,255	BGC Partners, Inc. Class A	2,368,127
92,642	Intercontinental Exchange, Inc.	6,712,839
93,730	S&P Global, Inc.	17,677,478
110,763	State Street Corp.	11,051,932

		37,810,376

Chemicals – 0.5%
183,672	Huntsman Corp.	5,467,915
84,820	W.R. Grace & Co.	5,805,081

		11,272,996

Commercial Services & Supplies – 0.5%
219,189	KAR Auction Services, Inc.	11,395,636

Common Stocks – (continued)
Communications Equipment* – 2.3%
52,341	Arista Networks, Inc.	13,846,811
118,632	F5 Networks, Inc.	19,347,693
78,927	Palo Alto Networks, Inc.	15,194,237

		48,388,741

Consumer Finance – 0.3%
224,472	Ally Financial, Inc.	5,858,719

Containers & Packaging – 1.3%
206,081	Berry Global Group, Inc.*	11,334,455
921,553	Graphic Packaging Holding Co.	13,178,208
95,665	Owens-Illinois, Inc.*	1,944,869

		26,457,532

Distributors – 0.2%
26,259	Pool Corp.	3,645,012

Diversified Consumer Services – 0.1%
21,169	Bright Horizons Family Solutions, Inc.*	2,008,515
21,053	Service Corp. International	768,645

		2,777,160

Diversified Financial Services – 0.2%
171,362	Leucadia National Corp.	4,119,542

Electrical Equipment – 0.8%
233,397	AMETEK, Inc.	16,291,111

Electronic Equipment, Instruments & Components – 0.8%
39,407	CDW Corp.	2,809,325
60,258	Jabil, Inc.	1,602,863
218,648	National Instruments Corp.	8,940,517
18,903	Zebra Technologies Corp. Class A*	2,548,691

		15,901,396

Energy Equipment & Services – 0.8%
293,998	Halliburton Co.	15,578,954

Equity Real Estate Investment Trusts (REITs) – 3.6%
207,459	American Tower Corp.	28,289,109
13,190	Equinix, Inc.	5,550,220
205,592	Forest City Realty Trust, Inc. Class A	4,124,176
32,809	Gaming and Leisure Properties, Inc.	1,124,364
774,155	Host Hotels & Resorts, Inc.	15,142,472
11,580	Lamar Advertising Co. Class A	737,762
125,367	SBA Communications Corp.*	20,087,554

		75,055,657

Food & Staples Retailing – 0.8%
65,664	Sprouts Farmers Market, Inc.*	1,643,570
211,306	Walgreens Boots Alliance, Inc.	14,041,284

		15,684,854

Food Products – 1.1%
502,402	Conagra Brands, Inc.	18,624,042
92,377	General Mills, Inc.	4,040,570

		22,664,612

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Health Care Equipment & Supplies – 3.6%
915,421	Boston Scientific Corp.*	$26,290,891
59,293	Edwards Lifesciences Corp.*	7,551,557
70,372	IDEXX Laboratories, Inc.*	13,686,650
280,403	Medtronic PLC	22,468,693
23,624	Varian Medical Systems, Inc.*	2,730,698
27,654	West Pharmaceutical Services, Inc.	2,439,359

		75,167,848

Health Care Providers & Services – 3.0%
76,198	HCA Healthcare, Inc.	7,295,196
58,823	Humana, Inc.	17,304,550
66,088	UnitedHealth Group, Inc.	15,623,203
103,216	WellCare Health Plans, Inc.*	21,175,795

		61,398,744

Health Care Technology* – 0.1%
38,791	Cerner Corp.	2,259,576

Hotels, Restaurants & Leisure – 3.9%
139,901	Hilton Worldwide Holdings, Inc.	11,029,795
94,470	Las Vegas Sands Corp.	6,927,485
144,748	Marriott International, Inc. Class A	19,784,157
55,692	McDonald’s Corp.	9,325,068
32,027	Vail Resorts, Inc.	7,344,111
81,222	Wyndham Worldwide Corp.	9,276,365
181,802	Yum! Brands, Inc.	15,834,954

		79,521,935

Household Durables – 0.6%
10,752	D.R. Horton, Inc.	474,593
265,295	PulteGroup, Inc.	8,054,356
26,410	Whirlpool Corp.	4,092,230

		12,621,179

Industrial Conglomerates – 0.3%
36,526	Honeywell International, Inc.	5,284,582

Insurance – 2.9%
83,845	Arch Capital Group Ltd.*	6,718,500
62,212	Arthur J. Gallagher & Co.	4,354,218
228,927	The Allstate Corp.	22,393,639
425,825	The Progressive Corp.	25,672,989

		59,139,346

Internet & Direct Marketing Retail – 6.5%
62,835	Amazon.com, Inc.*	98,407,778
7,322	Booking Holdings, Inc.*	15,947,316
14,841	Expedia Group, Inc.	1,708,793
57,700	Netflix, Inc.*	18,028,942

		134,092,829

Internet Software & Services* – 7.8%
46,839	Alphabet, Inc. Class A(a)	47,709,269
47,585	Alphabet, Inc. Class C	48,409,648
374,426	Facebook, Inc. Class A	64,401,272

		160,520,189

Common Stocks – (continued)
IT Services – 3.9%
92,051	Accenture PLC Class A	13,918,111
37,721	Black Knight, Inc.*	1,835,127
74,979	DXC Technology Co.	7,727,336
236,654	International Business Machines Corp.	34,305,364
27,422	Mastercard, Inc. Class A	4,888,520
4,685	PayPal Holdings, Inc.*	349,548
45,026	Teradata Corp.*	1,842,464
118,788	Visa, Inc. Class A	15,071,821

		79,938,291

Life Sciences Tools & Services* – 0.4%
13,673	Mettler-Toledo International, Inc.	7,655,923

Machinery – 2.1%
62,127	Caterpillar, Inc.	8,968,654
248,933	Ingersoll-Rand PLC	20,882,989
220,097	The Toro Co.	12,851,464

		42,703,107

Media – 2.0%
21,895	Charter Communications, Inc. Class A*	5,939,895
662,608	Comcast Corp. Class A	20,799,265
662,561	The Interpublic Group of Cos., Inc.	15,629,814

		42,368,974

Metals & Mining – 0.0%
21,554	Steel Dynamics, Inc.	965,835

Multiline Retail* – 0.2%
39,615	Dollar Tree, Inc.	3,798,682

Oil, Gas & Consumable Fuels – 2.6%
233,528	CNX Resources Corp.*	3,470,226
261,338	Marathon Petroleum Corp.	19,576,830
93,117	Phillips 66	10,364,853
192,298	Valero Energy Corp.	21,331,617

		54,743,526

Personal Products – 1.4%
44,494	Nu Skin Enterprises, Inc. Class A	3,165,748
171,627	The Estee Lauder Cos., Inc. Class A	25,416,243

		28,581,991

Pharmaceuticals – 2.4%
256,677	Bristol-Myers Squibb Co.	13,380,572
70,002	Johnson & Johnson	8,854,553
322,317	Zoetis, Inc.	26,907,023

		49,142,148

Professional Services* – 0.2%
11,381	CoStar Group, Inc.	4,172,957

Real Estate Management & Development* – 0.9%
394,573	CBRE Group, Inc. Class A	17,878,103

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Road & Rail – 1.6%
232,171	CSX Corp.	$13,788,636
17,387	Ryder System, Inc.	1,172,405
134,407	Union Pacific Corp.	17,960,807

		32,921,848

Semiconductors & Semiconductor Equipment – 3.9%
513,872	Applied Materials, Inc.	25,524,022
139,041	KLA-Tencor Corp.	14,146,031
70,397	Lam Research Corp.	13,027,669
54,926	Maxim Integrated Products, Inc.	2,993,467
371,929	Micron Technology, Inc.*	17,101,296
126,812	Teradyne, Inc.	4,127,731
34,617	Texas Instruments, Inc.	3,511,202

		80,431,418

Software – 9.3%
77,152	Adobe Systems, Inc.*	17,096,883
236,356	Citrix Systems, Inc.*	24,323,396
173,091	Fortinet, Inc.*	9,582,318
7,955	Intuit, Inc.	1,470,005
973,910	Microsoft Corp.	91,080,063
159,710	salesforce.com, Inc.*	19,323,313
82,953	ServiceNow, Inc.*	13,781,811
155,326	Splunk, Inc.*	15,944,214

		192,602,003

Specialty Retail – 2.3%
206,623	Best Buy Co., Inc.	15,812,858
55,397	Burlington Stores, Inc.*	7,525,683
144,006	Dick’s Sporting Goods, Inc.	4,765,159
64,484	Ross Stores, Inc.	5,213,531
70,410	The Home Depot, Inc.	13,011,768
14,466	The TJX Cos., Inc.	1,227,440

		47,556,439

Common Stocks – (continued)
Technology Hardware, Storage & Peripherals – 7.5%
684,472	Apple, Inc.(a)	113,115,842
338,468	NetApp, Inc.	22,535,200
233,713	Western Digital Corp.	18,414,247

		154,065,289

TOTAL COMMON STOCKS
(Cost $1,776,960,255)		$2,008,062,451

Shares	Distribution Rate	Value
Investment Company(b) – 1.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
23,211,669	1.623%	$23,211,669
(Cost $23,211,669)

TOTAL INVESTMENTS – 98.5%
(Cost $1,800,171,924)		$2,031,274,120

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.5%		31,604,852

NET ASSETS – 100.0%		$2,062,878,972

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	253	06/15/18	$33,484,550	$(1,795,490)

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – 97.3%
Aerospace & Defense – 0.3%
12,206	Arconic, Inc.	$217,389
3,609	Lockheed Martin Corp.	1,157,911

		1,375,300

Air Freight & Logistics – 0.4%
29,528	Expeditors International of Washington, Inc.	1,885,658

Airlines – 0.5%
8,691	Copa Holdings SA Class A	1,018,324
26,122	Delta Air Lines, Inc.	1,364,091

		2,382,415

Auto Components – 0.4%
48,579	Gentex Corp.	1,104,686
4,440	Lear Corp.	830,147

		1,934,833

Automobiles – 1.4%
167,678	General Motors Co.	6,160,490

Banks – 10.6%
205,680	Bank of America Corp.	6,153,946
31,124	Citigroup, Inc.	2,124,835
126,586	Citizens Financial Group, Inc.	5,252,053
42,785	Comerica, Inc.	4,046,605
86,788	JPMorgan Chase & Co.	9,440,799
166,765	KeyCorp	3,321,959
3,743	M&T Bank Corp.	682,237
16,543	PacWest Bancorp	847,663
156,157	Regions Financial Corp.	2,920,136
35,562	SunTrust Banks, Inc.	2,375,542
13,715	SVB Financial Group*	4,109,151
37,591	Synovus Financial Corp.	1,964,882
77,387	Wells Fargo & Co.	4,021,028
3,475	Western Alliance Bancorp*	204,955

		47,465,791

Beverages – 1.1%
67,287	Molson Coors Brewing Co. Class B	4,793,526

Biotechnology – 3.2%
37,660	AbbVie, Inc.	3,636,073
7,277	Alexion Pharmaceuticals, Inc.*	855,994
26,848	Amgen, Inc.	4,684,439
13,647	Biogen, Inc.*	3,733,819
5,245	Celgene Corp.*	456,839
5,443	Vertex Pharmaceuticals, Inc.*	833,650

		14,200,814

Building Products – 0.6%
71,466	Masco Corp.	2,706,417

Capital Markets – 3.2%
11,161	Ameriprise Financial, Inc.	1,564,884
166,556	BGC Partners, Inc. Class A	2,225,188
59,688	Intercontinental Exchange, Inc.	4,324,993
4,319	S&P Global, Inc.	814,563

Common Stocks – (continued)
Capital Markets – (continued)
55,697	State Street Corp.	5,557,447

		14,487,075

Chemicals – 0.8%
18,347	CF Industries Holdings, Inc.	711,864
56,094	Huntsman Corp.	1,669,918
11,754	LyondellBasell Industries NV Class A	1,242,750

		3,624,532

Communications Equipment – 1.2%
2,944	Arista Networks, Inc.*	778,835
9,033	ARRIS International PLC*	243,891
78,156	Cisco Systems, Inc.	3,461,530
3,667	Palo Alto Networks, Inc.*	705,934

		5,190,190

Construction & Engineering* – 0.1%
9,727	AECOM	334,998

Consumer Finance – 2.0%
179,784	Ally Financial, Inc.	4,692,362
16,640	Capital One Financial Corp.	1,507,917
81,527	Synchrony Financial	2,704,251

		8,904,530

Containers & Packaging – 1.2%
116,746	Graphic Packaging Holding Co.	1,669,468
5,779	International Paper Co.	297,965
5,838	Owens-Illinois, Inc.*	118,686
52,336	WestRock Co.	3,096,198

		5,182,317

Diversified Consumer Services – 0.1%
7,544	H&R Block, Inc.	208,592

Diversified Financial Services – 2.9%
48,340	Berkshire Hathaway, Inc. Class B*	9,364,908
142,997	Leucadia National Corp.	3,437,648

		12,802,556

Diversified Telecommunication Services – 0.8%
114,643	AT&T, Inc.	3,748,826

Electric Utilities – 1.0%
37,915	Exelon Corp.	1,504,467
1,850	Pinnacle West Capital Corp.	148,925
103,582	PPL Corp.	3,014,236

		4,667,628

Electrical Equipment – 1.0%
64,446	AMETEK, Inc.	4,498,331

Electronic Equipment, Instruments & Components – 0.9%
109,495	Jabil, Inc.	2,912,567
21,995	National Instruments Corp.	899,376

		3,811,943

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Energy Equipment & Services – 1.7%
96,961	Halliburton Co.	$5,137,964
36,263	Schlumberger Ltd.	2,486,191

		7,624,155

Equity Real Estate Investment Trusts (REITs) – 5.4%
149,181	American Homes 4 Rent Class A	3,013,456
3,348	American Tower Corp.	456,533
5,518	Apartment Investment & Management Co. Class A	224,031
18,710	Duke Realty Corp.	507,041
231,113	Forest City Realty Trust, Inc. Class A	4,636,127
54,653	Gaming and Leisure Properties, Inc.	1,872,958
15,465	Hospitality Properties Trust	384,769
254,658	Host Hotels & Resorts, Inc.	4,981,111
144,209	Kimco Realty Corp.	2,092,473
27,505	Mid-America Apartment Communities, Inc.	2,515,607
94,893	Piedmont Office Realty Trust, Inc. Class A	1,700,483
5,915	SBA Communications Corp.*	947,760
17,317	Weyerhaeuser Co.	636,919

		23,969,268

Food & Staples Retailing – 1.7%
10,795	US Foods Holding Corp.*	368,973
91,988	Walgreens Boots Alliance, Inc.	6,112,603
9,936	Walmart, Inc.	878,938

		7,360,514

Food Products – 1.8%
131,989	Conagra Brands, Inc.	4,892,832
56,937	General Mills, Inc.	2,490,425
6,449	Tyson Foods, Inc. Class A	452,075

		7,835,332

Gas Utilities – 0.2%
20,739	UGI Corp.	1,003,560

Health Care Equipment & Supplies – 2.8%
152,385	Boston Scientific Corp.*	4,376,497
1,414	Hill-Rom Holdings, Inc.	121,364
101,437	Medtronic PLC	8,128,147

		12,626,008

Health Care Providers & Services – 2.8%
2,491	Anthem, Inc.	587,851
32,185	HCA Healthcare, Inc.	3,081,392
15,437	Humana, Inc.	4,541,257
1,088	Universal Health Services, Inc. Class B	124,249
20,286	WellCare Health Plans, Inc.*	4,161,876

		12,496,625

Hotels, Restaurants & Leisure – 0.4%
8,683	Hilton Worldwide Holdings, Inc.	684,568
36,110	MGM Resorts International	1,134,576
1,084	Royal Caribbean Cruises Ltd.	117,278

		1,936,422

Common Stocks – (continued)
Household Durables – 1.0%
66,518	PulteGroup, Inc.	2,019,487
15,471	Whirlpool Corp.	2,397,231

		4,416,718

Household Products – 0.4%
27,251	The Procter & Gamble Co.	1,971,337

Independent Power and Renewable Electricity Producers – 0.1%
17,521	AES Corp.	214,457
9,247	NRG Energy, Inc.	286,657

		501,114

Industrial Conglomerates – 0.1%
1,826	Honeywell International, Inc.	264,186

Insurance – 7.0%
46,750	Arch Capital Group Ltd.*	3,746,077
49,236	Arthur J. Gallagher & Co.	3,446,028
79,322	Assured Guaranty Ltd.	2,878,595
23,976	Athene Holding Ltd. Class A*	1,174,824
3,807	First American Financial Corp.	194,576
18,980	Prudential Financial, Inc.	2,017,954
27,140	Reinsurance Group of America, Inc.	4,054,716
54,963	The Allstate Corp.	5,376,481
27,899	The Progressive Corp.	1,682,031
48,075	Torchmark Corp.	4,170,025
2,689	White Mountains Insurance Group Ltd.	2,326,765

		31,068,072

Internet Software & Services* – 0.1%
8,416	Twitter, Inc.	255,089

IT Services – 1.2%
38,310	International Business Machines Corp.	5,553,418

Machinery – 1.2%
1,398	AGCO Corp.	87,627
4,915	Caterpillar, Inc.	709,529
55,183	Ingersoll-Rand PLC	4,629,302

		5,426,458

Media – 3.2%
3,542	Charter Communications, Inc. Class A*	960,909
143,994	Comcast Corp. Class A	4,519,972
99,157	News Corp. Class A	1,584,529
179,876	The Interpublic Group of Cos., Inc.	4,243,275
26,919	Time Warner, Inc.	2,551,921
15,045	Viacom, Inc. Class B	453,757

		14,314,363

Metals & Mining – 0.7%
80,357	Freeport-McMoRan, Inc.	1,222,230
42,472	Steel Dynamics, Inc.	1,903,170

		3,125,400

Multi-Utilities – 1.6%
64,020	CenterPoint Energy, Inc.	1,621,627

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Multi-Utilities – (continued)
35,958	CMS Energy Corp.	$1,696,858
132,279	MDU Resources Group, Inc.	3,726,299

		7,044,784

Multiline Retail* – 0.1%
5,850	Dollar Tree, Inc.	560,957

Oil, Gas & Consumable Fuels – 11.1%
47,743	Chevron Corp.(a)	5,973,127
212,514	CNX Resources Corp.*	3,157,958
110,406	ConocoPhillips	7,231,593
99,146	Exxon Mobil Corp.	7,708,601
63,542	HollyFrontier Corp.	3,856,364
141,926	Marathon Oil Corp.	2,590,150
74,764	Marathon Petroleum Corp.	5,600,571
15,730	PBF Energy, Inc. Class A	602,931
57,051	Phillips 66	6,350,347
57,983	Valero Energy Corp.	6,432,054

		49,503,696

Personal Products – 0.1%
8,807	Nu Skin Enterprises, Inc. Class A	626,618

Pharmaceuticals – 7.9%
9,591	Allergan PLC	1,473,657
98,597	Bristol-Myers Squibb Co.	5,139,862
96,405	Johnson & Johnson	12,194,269
135,807	Merck & Co., Inc.	7,994,958
9,680	Perrigo Co. PLC	756,395
93,100	Pfizer, Inc.	3,408,391
52,578	Zoetis, Inc.	4,389,211

		35,356,743

Professional Services – 0.1%
6,077	ManpowerGroup, Inc.	581,690

Real Estate Management & Development – 2.2%
99,692	CBRE Group, Inc. Class A*	4,517,044
9,129	Jones Lang LaSalle, Inc.	1,547,457
155,300	Realogy Holdings Corp.	3,852,993

		9,917,494

Road & Rail – 2.1%
49,745	CSX Corp.	2,954,356
14,773	Kansas City Southern	1,575,245
17,482	Norfolk Southern Corp.	2,508,142
31,435	Ryder System, Inc.	2,119,662

		9,157,405

Semiconductors & Semiconductor Equipment – 1.6%
87,535	Intel Corp.	4,518,557
49,558	Micron Technology, Inc.*	2,278,677
7,295	Teradyne, Inc.	237,452

		7,034,686

Common Stocks – (continued)
Software – 1.1%
46,006	Citrix Systems, Inc.*	4,734,477
3,596	Oracle Corp.	164,229
1,967	Splunk, Inc.*	201,913

		5,100,619

Specialty Retail – 1.6%
69,249	Best Buy Co., Inc.	5,299,626
7,905	Burlington Stores, Inc.*	1,073,894
11,822	Dick’s Sporting Goods, Inc.	391,190
4,333	Foot Locker, Inc.	186,666
4,435	Urban Outfitters, Inc.*	178,597

		7,129,973

Technology Hardware, Storage & Peripherals – 2.2%
36,960	HP, Inc.	794,270
68,091	NetApp, Inc.	4,533,499
56,252	Western Digital Corp.	4,432,095

		9,759,864

Tobacco – 0.1%
7,758	Philip Morris International, Inc.	636,156

TOTAL COMMON STOCKS
(Cost $417,833,345)		$434,525,486

Shares	Distribution Rate	Value
Investment Company(b) – 1.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
4,657,952	1.623%	$4,657,952
(Cost $4,657,952)

TOTAL INVESTMENTS – 98.4%
(Cost $422,491,297)		$439,183,438

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%		7,270,923

NET ASSETS – 100.0%		$446,454,361

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	54	06/15/18	$7,146,900	$(383,227)

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – 97.3%
Aerospace & Defense – 1.5%
4,268	Curtiss-Wright Corp.	$546,475
26,223	Esterline Technologies Corp.*	1,884,123
30,176	KLX, Inc.*	2,360,668
1,897	Vectrus, Inc.*	68,292

		4,859,558

Air Freight & Logistics* – 0.4%
43,876	Echo Global Logistics, Inc.	1,197,815

Airlines – 0.2%
11,393	SkyWest, Inc.	648,262

Auto Components – 1.1%
16,277	Cooper-Standard Holdings, Inc.*	2,015,092
5,389	Modine Manufacturing Co.*	92,691
36,007	Tenneco, Inc.	1,609,153

		3,716,936

Banks – 6.5%
1,540	1st Source Corp.	80,080
6,051	Banner Corp.	347,327
45,103	Cadence BanCorp	1,318,361
57,813	Central Pacific Financial Corp.	1,681,202
55,901	CVB Financial Corp.	1,238,207
8,880	Fidelity Southern Corp.	201,842
1,900	First Bancorp/Southern Pines NC	72,485
57,582	First Busey Corp.	1,707,306
5,327	First Citizens BancShares, Inc. Class A	2,302,809
11,778	First Financial Corp.	503,510
4,964	First Foundation, Inc.*	88,806
10,153	First Internet Bancorp	347,233
41,800	Hanmi Financial Corp.	1,153,680
1,742	Hilltop Holdings, Inc.	39,056
32,208	Home BancShares, Inc.	748,514
48,369	International Bancshares Corp.	1,925,086
6,733	Mercantile Bank Corp.	237,675
6,514	NBT Bancorp, Inc.	238,022
1,679	Nicolet Bankshares, Inc.*	93,302
7,392	Northeast Bancorp	144,144
43,272	OFG Bancorp	584,172
9,797	Old National Bancorp	168,508
15,427	Pacific Premier Bancorp, Inc.*	613,223
2,751	Peapack Gladstone Financial Corp.	90,893
4,340	Peoples Bancorp, Inc.	155,632
11,042	Seacoast Banking Corp. of Florida*	305,090
5,398	Sierra Bancorp	150,388
36,718	TriCo Bancshares	1,372,152
6,630	TriState Capital Holdings, Inc.*	165,750
28,462	UMB Financial Corp.	2,179,620
13,177	Umpqua Holdings Corp.	310,450
19,432	United Community Banks, Inc.	620,464

		21,184,989

Beverages – 0.3%
10,286	National Beverage Corp.	908,871

Biotechnology* – 7.2%
22,963	Acceleron Pharma, Inc.	801,638

Common Stocks – (continued)
Biotechnology* – (continued)
60,895	Array BioPharma, Inc.	825,736
14,052	BioSpecifics Technologies Corp.	596,086
5,807	Bluebird Bio, Inc.	988,061
11,287	Calithera Biosciences, Inc.	69,415
18,232	Catalyst Pharmaceuticals, Inc.	51,050
25,725	ChemoCentryx, Inc.	281,174
6,783	Concert Pharmaceuticals, Inc.	123,790
57,342	CytomX Therapeutics, Inc.	1,508,095
12,938	Editas Medicine, Inc.	406,253
10,658	Emergent BioSolutions, Inc.	552,724
13,218	Enanta Pharmaceuticals, Inc.	1,229,935
7,404	Epizyme, Inc.	95,141
6,531	Exact Sciences Corp.	326,615
25,902	FibroGen, Inc.	1,177,246
55,097	Genomic Health, Inc.	1,748,228
10,805	Global Blood Therapeutics, Inc.	477,041
105,647	Halozyme Therapeutics, Inc.	1,999,898
5,084	Ligand Pharmaceuticals, Inc.	787,257
6,817	Loxo Oncology, Inc.	858,328
8,806	MacroGenics, Inc.	203,066
38,438	Myriad Genetics, Inc.	1,087,411
187,239	PDL BioPharma, Inc.	546,738
70,750	Pieris Pharmaceuticals, Inc.	450,678
44,014	PTC Therapeutics, Inc.	1,220,508
1,952	Puma Biotechnology, Inc.	124,440
12,097	REGENXBIO, Inc.	451,823
42,692	Retrophin, Inc.	1,071,569
10,320	Sage Therapeutics, Inc.	1,485,254
51,852	Sangamo Therapeutics, Inc.	819,262
7,263	Sarepta Therapeutics, Inc.	554,603
18,236	Xencor, Inc.	528,662

		23,447,725

Building Products* – 0.9%
10,776	Builders FirstSource, Inc.	196,446
66,727	Continental Building Products, Inc.	1,875,029
44,580	PGT Innovations, Inc.	777,921

		2,849,396

Capital Markets – 2.4%
14,199	Evercore, Inc. Class A	1,437,648
41,930	Houlihan Lokey, Inc.	1,865,885
68,722	Investment Technology Group, Inc.	1,389,559
25,446	Moelis & Co. Class A	1,368,995
25,501	Piper Jaffray Cos.	1,786,345

		7,848,432

Chemicals – 2.6%
4,662	Balchem Corp.	411,375
12,801	Chase Corp.	1,433,712
28,860	Ingevity Corp.*	2,217,314
26,122	Innophos Holdings, Inc.	1,080,928
4,050	Innospec, Inc.	294,435
19,778	Kraton Corp.*	903,261
27,129	Minerals Technologies, Inc.	1,873,257
1,046	Stepan Co.	73,555
3,141	Trinseo SA	229,136

		8,516,973

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Commercial Services & Supplies – 1.9%
22,678	ACCO Brands Corp.	$273,270
48,160	Brady Corp. Class A	1,753,024
74,173	Kimball International, Inc. Class B	1,225,338
38,869	McGrath RentCorp	2,290,550
25,216	Quad/Graphics, Inc.	623,088
522	UniFirst Corp.	83,833
1,004	VSE Corp.	51,495

		6,300,598

Communications Equipment – 0.9%
28,917	CalAmp Corp.*	571,111
31,032	Comtech Telecommunications Corp.	949,269
57,968	NetScout Systems, Inc.*	1,573,831

		3,094,211

Construction & Engineering – 1.9%
16,195	Argan, Inc.	647,800
12,498	Comfort Systems USA, Inc.	527,416
27,887	EMCOR Group, Inc.	2,052,204
6,126	Granite Construction, Inc.	320,880
85,761	KBR, Inc.	1,431,351
47,899	Primoris Services Corp.	1,225,735

		6,205,386

Consumer Finance – 1.2%
59,046	Enova International, Inc.*	1,730,048
25,362	Green Dot Corp. Class A*	1,542,263
9,243	Nelnet, Inc. Class A	488,123
2,916	Regional Management Corp.*	95,849

		3,856,283

Containers & Packaging – 0.0%
2,563	Greif, Inc. Class A	149,987

Distributors – 0.0%
1,662	Weyco Group, Inc.	60,995

Diversified Consumer Services* – 2.2%
30,233	Adtalem Global Education, Inc.	1,439,091
7,149	American Public Education, Inc.	288,105
18,064	Grand Canyon Education, Inc.	1,878,475
194,349	Houghton Mifflin Harcourt Co.	1,321,573
57,027	K12, Inc.	872,513
25,835	Sotheby’s	1,364,088
1,564	Weight Watchers International, Inc.	109,558

		7,273,403

Diversified Financial Services* – 0.0%
22,556	On Deck Capital, Inc.	118,419

Diversified Telecommunication Services – 1.2%
43,372	Cogent Communications Holdings, Inc.	2,044,990
173,969	Vonage Holdings Corp.*	1,944,973

		3,989,963

Electric Utilities – 0.6%
48,324	Portland General Electric Co.	2,052,804

Common Stocks – (continued)
Electrical Equipment – 0.4%
1,776	Encore Wire Corp.	93,506
16,103	EnerSys	1,104,022

		1,197,528

Electronic Equipment, Instruments & Components – 1.7%
50,216	AVX Corp.	741,188
11,743	Benchmark Electronics, Inc.	308,841
9,800	CTS Corp.	293,510
6,843	Daktronics, Inc.	61,655
87,966	Electro Scientific Industries, Inc.*	1,583,388
1,994	ePlus, Inc.*	159,221
1,599	Fabrinet*	45,108
20,336	Kimball Electronics, Inc.*	322,326
5,173	OSI Systems, Inc.*	331,175
9,530	Rogers Corp.*	1,016,851
2,805	SYNNEX Corp.	280,977
20,443	Vishay Intertechnology, Inc.	360,819

		5,505,059

Energy Equipment & Services – 2.5%
24,522	Archrock, Inc.	264,838
6,054	Cactus, Inc. Class A*	173,810
2,361	Dril-Quip, Inc.*	97,863
62,065	Exterran Corp.*	1,817,884
44,678	Matrix Service Co.*	688,041
31,185	Newpark Resources, Inc.*	327,442
39,401	Oil States International, Inc.*	1,416,466
73,524	Pioneer Energy Services Corp.*	253,658
9,278	ProPetro Holding Corp.*(a)	169,787
21,690	SEACOR Holdings, Inc.*	1,189,480
84,516	Superior Energy Services, Inc.*	906,857
43,721	TETRA Technologies, Inc.*	171,824
24,766	Unit Corp.*	561,693

		8,039,643

Equity Real Estate Investment Trusts (REITs) – 5.5%
20,447	Chatham Lodging Trust	389,515
59,790	Cousins Properties, Inc.	531,533
185,829	DiamondRock Hospitality Co.	2,053,410
1,133	EastGroup Properties, Inc.	101,721
21,721	InfraREIT, Inc.	462,875
73,102	iStar, Inc.*	741,254
108,946	Mack-Cali Realty Corp.	1,870,603
56,460	Pebblebrook Hotel Trust	1,975,535
16,953	PS Business Parks, Inc.	1,954,342
18,734	Rexford Industrial Realty, Inc.	572,324
28,902	Ryman Hospitality Properties, Inc.	2,265,339
140,035	Sunstone Hotel Investors, Inc.	2,184,546
24,809	Terreno Realty Corp.	921,654
96,783	Xenia Hotels & Resorts, Inc.	1,992,762

		18,017,413

Food & Staples Retailing – 0.3%
10,076	Ingles Markets, Inc. Class A	345,103
20,562	Smart & Final Stores, Inc.*	104,866
16,737	Village Super Market, Inc. Class A	455,247
1,557	Weis Markets, Inc.	71,653

		976,869

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Food Products – 0.9%
5,408	Calavo Growers, Inc.(a)	$506,730
24,801	Darling Ingredients, Inc.*	425,089
31,530	Dean Foods Co.	271,473
14,001	Fresh Del Monte Produce, Inc.	688,149
879	J&J Snack Foods Corp.	120,784
3,229	John B. Sanfilippo & Son, Inc.	183,698
6,671	Sanderson Farms, Inc.	741,548

		2,937,471

Gas Utilities – 0.2%
11,676	ONE Gas, Inc.	814,051

Health Care Equipment & Supplies – 2.0%
3,912	Analogic Corp.	325,087
19,397	Anika Therapeutics, Inc.*	853,662
2,208	Cantel Medical Corp.	247,451
5,352	Cutera, Inc.*	268,403
2,146	Inogen, Inc.*	301,685
14,701	Integer Holdings Corp.*	807,085
9,012	LivaNova PLC*	800,085
11,544	NuVasive, Inc.*	614,256
15,373	NxStage Medical, Inc.*	409,229
30,432	Orthofix International NV*	1,856,961

		6,483,904

Health Care Providers & Services – 2.1%
16,167	Amedisys, Inc.*	1,068,477
2,579	Encompass Health Corp.	156,855
16,964	Magellan Health, Inc.*	1,422,432
26,768	Molina Healthcare, Inc.*	2,228,436
9,572	National HealthCare Corp.	586,572
4,353	RadNet, Inc.*	57,677
4,537	Tivity Health, Inc.*	163,105
39,678	Triple-S Management Corp. Class B*	1,124,871

		6,808,425

Health Care Technology* – 0.2%
42,758	Allscripts Healthcare Solutions, Inc.	496,848
2,709	Vocera Communications, Inc.	67,915

		564,763

Hotels, Restaurants & Leisure – 1.8%
17,895	BJ’s Restaurants, Inc.	999,436
8,749	Bloomin’ Brands, Inc.	207,001
48,920	Brinker International, Inc.(a)	2,132,423
2,743	Monarch Casino & Resort, Inc.*	117,017
38,316	Texas Roadhouse, Inc.	2,455,289

		5,911,166

Household Durables – 1.4%
3,236	Bassett Furniture Industries, Inc.	94,006
53,694	KB Home(a)	1,425,576
26,651	MDC Holdings, Inc.	773,145
124,106	TRI Pointe Group, Inc.*	2,123,454
6,517	William Lyon Homes Class A*	175,046

		4,591,227

Common Stocks – (continued)
Household Products* – 0.3%
23,095	Central Garden & Pet Co. Class A	819,872

Insurance – 3.0%
75,878	American Equity Investment Life Holding Co.	2,291,516
35,449	Argo Group International Holdings Ltd.	2,071,994
17,078	FBL Financial Group, Inc. Class A	1,327,815
131,465	Genworth Financial, Inc. Class A*	362,843
20,026	Health Insurance Innovations, Inc. Class A*(a)	570,741
21,143	Horace Mann Educators Corp.	945,092
20,833	Maiden Holdings Ltd.	159,372
28,477	Stewart Information Services Corp.	1,187,776
32,196	Trupanion, Inc.*(a)	846,111

		9,763,260

Internet & Direct Marketing Retail – 0.5%
38,363	Groupon, Inc.*	178,004
65,376	Liberty TripAdvisor Holdings, Inc. Class A*	601,459
20,846	Nutrisystem, Inc.	604,534
7,602	PetMed Express, Inc.(a)	254,363

		1,638,360

Internet Software & Services – 3.9%
16,826	Appfolio, Inc. Class A*	806,807
58,352	Apptio, Inc. Class A*	1,721,968
17,681	Box, Inc. Class A*	404,188
27,611	Cornerstone OnDemand, Inc.*	1,218,473
16,494	Envestnet, Inc.*	895,624
28,103	Etsy, Inc.*	841,404
24,718	Five9, Inc.*	725,968
6,882	GrubHub, Inc.*	696,046
23,637	Hortonworks, Inc.*	400,174
2,505	MINDBODY, Inc. Class A*	99,323
32,263	New Relic, Inc.*	2,254,861
26,843	NIC, Inc.	398,619
24,177	Q2 Holdings, Inc.*	1,190,717
11,601	QuinStreet, Inc.*	130,395
23,589	Web.com Group, Inc.*	438,755
12,798	Yelp, Inc.*	573,990

		12,797,312

IT Services – 1.3%
18,362	EPAM Systems, Inc.*	2,099,695
37,157	EVERTEC, Inc.	678,115
22,167	Perficient, Inc.*	548,190
26,271	ServiceSource International, Inc.*	99,567
30,991	Syntel, Inc.*	895,020

		4,320,587

Leisure Products – 1.7%
129,738	Callaway Golf Co.	2,239,278
4,473	Johnson Outdoors, Inc. Class A	289,671
10,758	Malibu Boats, Inc. Class A*	362,545
39,775	MCBC Holdings, Inc.*	954,600
107,809	Vista Outdoor, Inc.*	1,805,801

		5,651,895

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Machinery – 1.7%
1,363	Barnes Group, Inc.	$75,688
39,430	Hillenbrand, Inc.	1,827,581
9,308	Hurco Cos., Inc.	411,414
5,909	Kadant, Inc.	545,105
4,494	Kennametal, Inc.	163,806
40,406	Milacron Holdings Corp.*	728,520
10,212	Miller Industries, Inc.	252,747
6,328	Rexnord Corp.*	174,083
28,516	SPX FLOW, Inc.*	1,283,220
8,461	TriMas Corp.*	229,293

		5,691,457

Marine – 0.2%
17,348	Matson, Inc.	507,082

Media – 0.8%
45,578	Gannett Co., Inc.	440,739
19,001	MSG Networks, Inc. Class A*	389,521
102,580	New Media Investment Group, Inc.	1,700,776

		2,531,036

Metals & Mining – 1.7%
44,580	Carpenter Technology Corp.	2,374,331
29,855	Materion Corp.	1,515,141
57,685	Schnitzer Steel Industries, Inc. Class A	1,698,823

		5,588,295

Mortgage Real Estate Investment Trusts (REITs) – 0.3%
2,319	AG Mortgage Investment Trust, Inc.	41,000
180,394	Anworth Mortgage Asset Corp.	853,264
30,682	Dynex Capital, Inc.	201,887

		1,096,151

Multi-Utilities – 0.5%
15,681	Black Hills Corp.	888,799
10,783	NorthWestern Corp.	592,418

		1,481,217

Oil, Gas & Consumable Fuels – 2.5%
16,569	Arch Coal, Inc. Class A	1,339,272
17,835	Denbury Resources, Inc.*	58,677
13,343	Oasis Petroleum, Inc.*	147,173
53,396	Par Pacific Holdings, Inc.*	900,791
37,142	PDC Energy, Inc.*	1,988,583
53,926	Peabody Energy Corp.	1,987,173
15,265	REX American Resources Corp.*	1,141,517
15,729	Stone Energy Corp.*	559,952

		8,123,138

Paper & Forest Products – 0.7%
80,719	Louisiana-Pacific Corp.	2,286,769

Personal Products – 0.4%
10,058	Inter Parfums, Inc.	514,970
7,079	Medifast, Inc.	710,590
1,677	USANA Health Sciences, Inc.*	177,007

		1,402,567

Common Stocks – (continued)
Pharmaceuticals – 2.3%
5,472	Amphastar Pharmaceuticals, Inc.*	104,461
16,876	Catalent, Inc.*	693,772
6,639	Horizon Pharma PLC*	87,900
68,189	Innoviva, Inc.*	988,741
17,375	Intersect ENT, Inc.*	694,131
16,143	Nektar Therapeutics*	1,350,523
46,929	Phibro Animal Health Corp. Class A	1,985,097
31,840	Supernus Pharmaceuticals, Inc.*	1,493,296

		7,397,921

Professional Services – 5.7%
28,033	ASGN, Inc.*	2,260,301
6,599	Barrett Business Services, Inc.	577,544
50,788	CBIZ, Inc.*	944,657
15,722	CRA International, Inc.	887,821
13,700	Exponent, Inc.	1,183,680
1,211	Forrester Research, Inc.	48,198
19,838	FTI Consulting, Inc.*	1,158,539
9,469	Heidrick & Struggles International, Inc.	356,508
10,296	ICF International, Inc.	690,862
31,638	Insperity, Inc.	2,538,949
46,003	Kelly Services, Inc. Class A	1,346,048
37,097	Korn/Ferry International	1,983,206
44,337	Navigant Consulting, Inc.*	948,368
88,731	RPX Corp.	960,957
40,986	TriNet Group, Inc.*	2,116,927
7,516	TrueBlue, Inc.*	200,301
7,161	WageWorks, Inc.*	298,256

		18,501,122

Real Estate Management & Development – 0.6%
17,236	HFF, Inc. Class A	605,673
8,318	RE/MAX Holdings, Inc. Class A	450,420
43,012	The St. Joe Co.*	741,957

		1,798,050

Road & Rail – 1.5%
8,774	ArcBest Corp.	281,645
24,972	Avis Budget Group, Inc.*	1,233,867
85,066	Marten Transport Ltd.	1,658,787
52,969	Werner Enterprises, Inc.	1,816,837

		4,991,136

Semiconductors & Semiconductor Equipment – 3.3%
40,991	Amkor Technology, Inc.*	339,405
12,636	Axcelis Technologies, Inc.*	277,992
23,271	Cabot Microelectronics Corp.(b)	2,360,843
43,666	Diodes, Inc.*	1,246,664
71,366	Entegris, Inc.	2,297,985
56,317	FormFactor, Inc.*	646,238
6,335	MKS Instruments, Inc.	648,704
67,338	Photronics, Inc.*	515,136
70,478	Rambus, Inc.*	951,453
9,885	Rudolph Technologies, Inc.*	250,585
11,998	Silicon Laboratories, Inc.*	1,114,614

		10,649,619

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Software* – 3.2%
13,911	Aspen Technology, Inc.	$1,220,690
27,537	Bottomline Technologies de, Inc.	1,088,262
9,542	Fair Isaac Corp.	1,652,484
10,733	HubSpot, Inc.	1,136,625
7,089	Imperva, Inc.	317,233
10,390	MicroStrategy, Inc. Class A	1,324,309
14,357	Paylocity Holding Corp.	784,323
7,094	Proofpoint, Inc.	836,666
19,510	RingCentral, Inc. Class A	1,308,145
8,116	Varonis Systems, Inc.	530,381
4,600	Zendesk, Inc.	224,250

		10,423,368

Specialty Retail – 3.5%
75,117	Abercrombie & Fitch Co. Class A	1,924,498
5,818	America’s Car-Mart, Inc.*	310,099
123,491	American Eagle Outfitters, Inc.	2,553,794
27,718	Asbury Automotive Group, Inc.*	1,858,492
2,314	Caleres, Inc.	75,737
19,194	Citi Trends, Inc.	587,912
13,348	DSW, Inc. Class A	297,660
130,142	Express, Inc.*	1,020,313
1,257	Five Below, Inc.*	88,757
23,230	Hibbett Sports, Inc.*	631,856
25,800	Tailored Brands, Inc.	813,990
1,094	The Children’s Place, Inc.	139,540
42,738	Zumiez, Inc.*	1,000,069

		11,302,717

Technology Hardware, Storage & Peripherals* – 0.6%
95,061	Pure Storage, Inc. Class A	1,923,084

Textiles, Apparel & Luxury Goods – 0.4%
1,084	Columbia Sportswear Co.	89,983
78,989	Crocs, Inc.*	1,248,026

		1,338,009

Thrifts & Mortgage Finance – 3.1%
8,467	BankFinancial Corp.	143,346
85,400	Beneficial Bancorp, Inc.	1,353,590
149,814	Capitol Federal Financial, Inc.	1,868,181
21,020	Federal Agricultural Mortgage Corp. Class C	1,797,420
4,807	First Defiance Financial Corp.	286,786
13,733	Home Bancorp, Inc.	595,326
5,460	Meta Financial Group, Inc.	606,879
123,645	TrustCo Bank Corp. NY	1,057,165
36,820	United Community Financial Corp.	372,987
14,462	United Financial Bancorp, Inc.	239,057
29,914	Walker & Dunlop, Inc.	1,708,388
3,178	Washington Federal, Inc.	100,901

		10,130,026

Tobacco – 0.5%
86,293	Vector Group Ltd.	1,682,713

Common Stocks – (continued)
Trading Companies & Distributors – 0.9%
23,850	Aircastle Ltd.	467,460
47,997	H&E Equipment Services, Inc.	1,552,703
9,556	Herc Holdings, Inc.*	503,123
28,817	Titan Machinery, Inc.*	556,745

		3,080,031

Water Utilities – 0.0%
1,283	Artesian Resources Corp. Class A	49,139
1,699	Middlesex Water Co.	70,780

		119,919

Wireless Telecommunication Services – 0.2%
17,952	Boingo Wireless, Inc.*	421,154
9,669	Spok Holdings, Inc.	144,068

		565,222

TOTAL COMMON STOCKS
(Cost $287,045,731)		$317,730,460

Shares	Distribution Rate	Value

Investment Company(c) – 1.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
5,751,978	1.623%	$5,751,978
(Cost $5,751,978)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $292,797,709)		$323,482,438

Securities Lending Reinvestment Vehicle(c) – 0.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,861,925	1.623%	2,861,925
(Cost $2,861,925)

TOTAL INVESTMENTS – 100.0%
(Cost $295,659,634)		$326,344,363

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%		114,522

NET ASSETS – 100.0%		$326,458,885

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-mini Russell 2000 Index	89	06/15/18	$6,869,910	$(152,508)

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – 97.1%
Aerospace & Defense – 1.1%
17,684	Aerojet Rocketdyne Holdings, Inc.*	$494,091
10,983	Curtiss-Wright Corp.	1,406,263
48,428	Esterline Technologies Corp.*	3,479,552
29,730	KLX, Inc.*	2,325,778

		7,705,684

Air Freight & Logistics* – 0.1%
37,579	Echo Global Logistics, Inc.	1,025,907

Airlines – 0.0%
2,310	SkyWest, Inc.	131,439

Auto Components – 1.2%
30,087	Cooper-Standard Holdings, Inc.*	3,724,771
101,419	Tenneco, Inc.	4,532,415

		8,257,186

Banks – 1.3%
58,982	Central Pacific Financial Corp.	1,715,197
53,591	First Busey Corp.	1,588,973
4,118	First Citizens BancShares, Inc. Class A	1,780,170
31,132	Home BancShares, Inc.	723,508
74,908	International Bancshares Corp.	2,981,338

		8,789,186

Beverages(a) – 0.4%
30,510	National Beverage Corp.	2,695,864

Biotechnology – 10.3%
66,514	Acceleron Pharma, Inc.*	2,322,004
11,899	Acorda Therapeutics, Inc.*	274,867
49,632	Akebia Therapeutics, Inc.*	457,111
41,113	Amicus Therapeutics, Inc.*	581,749
205,535	Array BioPharma, Inc.*	2,787,054
22,823	BioSpecifics Technologies Corp.*	968,152
9,311	Bluebird Bio, Inc.*	1,584,267
20,468	Blueprint Medicines Corp.*	1,570,305
41,819	Calithera Biosciences, Inc.*	257,187
126,778	Catalyst Pharmaceuticals, Inc.*	354,978
79,585	ChemoCentryx, Inc.*	869,864
27,118	Concert Pharmaceuticals, Inc.*	494,903
148,589	CytomX Therapeutics, Inc.*	3,907,891
29,876	Dyax Corp.(b)	89,628
38,236	Editas Medicine, Inc.*	1,200,610
46,614	Emergent BioSolutions, Inc.*	2,417,402
12,587	Enanta Pharmaceuticals, Inc.*	1,171,220
38,437	Epizyme, Inc.*	493,915
63,467	Exact Sciences Corp.*	3,173,985
87,081	FibroGen, Inc.*	3,957,831
3,468	Foundation Medicine, Inc.*	264,782
124,168	Genomic Health, Inc.*	3,939,851
38,071	Global Blood Therapeutics, Inc.*	1,680,835
258,047	Halozyme Therapeutics, Inc.*	4,884,830
50,873	ImmunoGen, Inc.*	559,094
95,181	Ironwood Pharmaceuticals, Inc.*	1,724,680
15,860	Karyopharm Therapeutics, Inc.*	207,449
18,439	Ligand Pharmaceuticals, Inc.*	2,855,279

Common Stocks – (continued)
Biotechnology – (continued)
27,102	Loxo Oncology, Inc.*	3,412,413
36,631	MacroGenics, Inc.*	844,711
25,490	MiMedx Group, Inc.*(a)	209,273
38,635	Myriad Genetics, Inc.*	1,092,984
226,195	Pieris Pharmaceuticals, Inc.*	1,440,862
11,728	Prothena Corp. PLC*	140,736
114,557	PTC Therapeutics, Inc.*	3,176,666
16,158	Puma Biotechnology, Inc.*	1,030,072
37,346	REGENXBIO, Inc.*	1,394,873
57,768	Retrophin, Inc.*	1,449,977
37,304	Sage Therapeutics, Inc.*	5,368,792
128,951	Sangamo Therapeutics, Inc.*	2,037,426
29,224	Sarepta Therapeutics, Inc.*	2,231,545
15,384	Ultragenyx Pharmaceutical, Inc.*	782,122
26,589	Vanda Pharmaceuticals, Inc.*	370,916
89,492	Xencor, Inc.*	2,594,373

		72,629,464

Building Products – 1.1%
49,648	Builders FirstSource, Inc.*	905,083
142,000	Continental Building Products, Inc.*	3,990,200
131,545	PGT Innovations, Inc.*	2,295,460
5,718	Universal Forest Products, Inc.	182,290

		7,373,033

Capital Markets – 2.7%
38,268	Evercore, Inc. Class A	3,874,635
88,954	Houlihan Lokey, Inc.	3,958,453
130,686	Investment Technology Group, Inc.	2,642,471
85,401	Moelis & Co. Class A	4,594,574
45,100	Piper Jaffray Cos.	3,159,255
10,266	Westwood Holdings Group, Inc.	595,222

		18,824,610

Chemicals – 2.9%
31,398	Balchem Corp.	2,770,559
22,686	Chase Corp.	2,540,832
14,455	Ferro Corp.*	318,155
70,789	Ingevity Corp.*	5,438,719
2,618	Koppers Holdings, Inc.*	114,668
46,875	Kraton Corp.*	2,140,781
56,093	Minerals Technologies, Inc.	3,873,222
17,040	PolyOne Corp.	713,124
1,202	Quaker Chemical Corp.	176,682
7,953	Stepan Co.	559,255
25,123	Trinseo SA	1,832,723

		20,478,720

Commercial Services & Supplies – 2.4%
107,846	Brady Corp. Class A	3,925,594
3,323	Deluxe Corp.	227,758
153,081	Kimball International, Inc. Class B	2,528,898
40,375	Matthews International Corp. Class A	1,984,431
74,471	McGrath RentCorp	4,388,576
31,734	MSA Safety, Inc.	2,755,781

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Commercial Services & Supplies – (continued)
41,697	Quad/Graphics, Inc.	$1,030,333
14,130	Steelcase, Inc. Class A	187,223
1,494	Tetra Tech, Inc.	72,310

		17,100,904

Communications Equipment – 0.4%
19,491	Aerohive Networks, Inc.*	79,328
93,574	CalAmp Corp.*	1,848,086
9,981	Comtech Telecommunications Corp.	305,319
24,205	Extreme Networks, Inc.*	258,994

		2,491,727

Construction & Engineering – 2.3%
39,390	Argan, Inc.	1,575,600
46,686	Comfort Systems USA, Inc.	1,970,149
67,641	EMCOR Group, Inc.	4,977,701
28,032	Granite Construction, Inc.	1,468,316
136,976	KBR, Inc.	2,286,130
137,903	Primoris Services Corp.	3,528,938

		15,806,834

Consumer Finance* – 1.3%
157,320	Enova International, Inc.	4,609,476
76,026	Green Dot Corp. Class A	4,623,141
7,323	Regional Management Corp.	240,707

		9,473,324

Containers & Packaging – 0.2%
27,747	Greif, Inc. Class A	1,623,754

Diversified Consumer Services – 2.4%
14,512	Adtalem Global Education, Inc.*	690,771
4,525	Collectors Universe, Inc.	70,907
61,740	Grand Canyon Education, Inc.*	6,420,343
485,774	Houghton Mifflin Harcourt Co.*	3,303,263
56,859	K12, Inc.*	869,943
84,730	Sotheby’s*	4,473,744
13,067	Weight Watchers International, Inc.*	915,343

		16,744,314

Diversified Telecommunication Services – 1.4%
102,117	Cogent Communications Holdings, Inc.	4,814,817
446,608	Vonage Holdings Corp.*	4,993,077

		9,807,894

Electrical Equipment – 0.5%
3,525	Allied Motion Technologies, Inc.	140,542
51,842	EnerSys	3,554,287

		3,694,829

Electronic Equipment, Instruments & Components – 1.3%
158,880	Electro Scientific Industries, Inc.*	2,859,840
10,977	ePlus, Inc.*	876,513
11,688	Fabrinet*	329,719
32,043	OSI Systems, Inc.*	2,051,393

Common Stocks – (continued)
Electronic Equipment, Instruments & Components – (continued)
27,896	Rogers Corp.*	2,976,503
3,806	SYNNEX Corp.	381,247

		9,475,215

Energy Equipment & Services – 0.7%
10,456	Cactus, Inc. Class A*	300,192
67,834	Exterran Corp.*	1,986,858
15,350	FTS International, Inc.*	306,539
35,910	Matrix Service Co.*	553,014
19,860	ProPetro Holding Corp.*(a)	363,438
6,678	SEACOR Holdings, Inc.*	366,222
35,702	Superior Energy Services, Inc.*	383,082
9,163	Unit Corp.*	207,817
18,249	US Silica Holdings, Inc.	549,477

		5,016,639

Equity Real Estate Investment Trusts (REITs) – 3.7%
301,266	DiamondRock Hospitality Co.	3,328,989
8,682	EastGroup Properties, Inc.	779,470
11,938	First Industrial Realty Trust, Inc.	371,391
201,111	Mack-Cali Realty Corp.	3,453,076
100,334	Pebblebrook Hotel Trust	3,510,687
41,609	PS Business Parks, Inc.	4,796,685
3,681	QTS Realty Trust, Inc. Class A	130,270
4,394	Rexford Industrial Realty, Inc.	134,237
68,258	Ryman Hospitality Properties, Inc.	5,350,062
117,508	Sunstone Hotel Investors, Inc.	1,833,125
44,693	Terreno Realty Corp.	1,660,345
24,318	Xenia Hotels & Resorts, Inc.	500,708

		25,849,045

Food & Staples Retailing* – 0.1%
26,837	Performance Food Group Co.	870,861

Food Products – 0.7%
20,094	Calavo Growers, Inc.(a)	1,882,808
84,364	Dean Foods Co.	726,374
7,658	Freshpet, Inc.*(a)	151,628
5,114	J&J Snack Foods Corp.	702,715
4,580	John B. Sanfilippo & Son, Inc.	260,556
9,305	Lancaster Colony Corp.	1,168,615

		4,892,696

Health Care Equipment & Supplies – 4.5%
6,609	Abaxis, Inc.	439,961
3,278	Analogic Corp.	272,402
49,378	Anika Therapeutics, Inc.*	2,173,126
59,514	AtriCure, Inc.*	1,322,996
39,109	Cantel Medical Corp.	4,382,946
45,581	Cutera, Inc.*	2,285,887
8,458	Haemonetics Corp.*	660,062
23,929	Inogen, Inc.*	3,363,939
16,783	Integer Holdings Corp.*	921,387
7,316	LeMaitre Vascular, Inc.	230,088
20,488	Masimo Corp.*	1,838,388

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
10,984	Merit Medical Systems, Inc.*	$532,724
76,174	NuVasive, Inc.*	4,053,218
103,427	NxStage Medical, Inc.*	2,753,227
60,495	Orthofix International NV*	3,691,405
17,857	Penumbra, Inc.*	2,220,518
11,472	STAAR Surgical Co.*	186,420

		31,328,694

Health Care Providers & Services – 3.1%
57,671	Amedisys, Inc.*	3,811,476
6,663	American Renal Associates Holdings, Inc.*	97,613
1,872	Chemed Corp.	576,988
5,314	CorVel Corp.*	260,652
23,660	Cross Country Healthcare, Inc.*	297,643
50,077	Encompass Health Corp.	3,045,683
43,785	Magellan Health, Inc.*	3,671,372
68,430	Molina Healthcare, Inc.*	5,696,798
1,948	National HealthCare Corp.	119,374
72,617	RadNet, Inc.*	962,175
33,399	Tivity Health, Inc.*	1,200,694
72,481	Triple-S Management Corp. Class B*	2,054,836

		21,795,304

Health Care Technology – 0.5%
15,560	HealthStream, Inc.	360,836
14,400	HMS Holdings Corp.*	259,344
20,116	Inovalon Holdings, Inc. Class A*(a)	212,224
23,337	Medidata Solutions, Inc.*	1,665,328
45,397	Vocera Communications, Inc.*	1,138,103

		3,635,835

Hotels, Restaurants & Leisure – 2.8%
47,832	BJ’s Restaurants, Inc.	2,671,417
84,633	Bloomin’ Brands, Inc.	2,002,417
111,741	Brinker International, Inc.(a)	4,870,790
40,339	Planet Fitness, Inc. Class A*	1,625,258
98,332	Texas Roadhouse, Inc.	6,301,115
42,366	The Cheesecake Factory, Inc.(a)	2,200,914

		19,671,911

Household Durables – 1.4%
121,601	KB Home	3,228,506
41,477	MDC Holdings, Inc.	1,203,248
15,252	Taylor Morrison Home Corp. Class A*	362,387
11,138	TopBuild Corp.*	887,699
225,615	TRI Pointe Group, Inc.*	3,860,273
18,284	William Lyon Homes Class A*	491,108

		10,033,221

Household Products* – 0.2%
38,768	Central Garden & Pet Co. Class A	1,376,264

Insurance – 1.8%
98,652	American Equity Investment Life Holding Co.	2,979,291

Common Stocks – (continued)
Insurance – (continued)
62,303	Argo Group International Holdings Ltd.	3,641,610
2,545	FBL Financial Group, Inc. Class A	197,874
44,196	Health Insurance Innovations, Inc. Class A*(a)	1,259,586
93,819	Maiden Holdings Ltd.	717,715
38,492	Stewart Information Services Corp.	1,605,501
93,797	Trupanion, Inc.*(a)	2,464,985

		12,866,562

Internet & Direct Marketing Retail – 0.6%
214,961	Groupon, Inc.*	997,419
14,133	Liberty TripAdvisor Holdings, Inc. Class A*	130,024
64,950	Nutrisystem, Inc.	1,883,550
26,559	PetMed Express, Inc.(a)	888,664

		3,899,657

Internet Software & Services – 6.5%
60,933	Appfolio, Inc. Class A*	2,921,737
135,818	Apptio, Inc. Class A*	4,007,989
132,498	Box, Inc. Class A*	3,028,904
102,642	Cornerstone OnDemand, Inc.*	4,529,592
67,150	Envestnet, Inc.*	3,646,245
82,848	Etsy, Inc.*	2,480,469
88,640	Five9, Inc.*	2,603,357
36,945	GrubHub, Inc.*	3,736,617
83,687	Hortonworks, Inc.*	1,416,821
37,864	MINDBODY, Inc. Class A*	1,501,308
73,859	New Relic, Inc.*	5,162,006
92,358	NIC, Inc.	1,371,516
39,097	Nutanix, Inc. Class A*	1,977,917
67,383	Q2 Holdings, Inc.*	3,318,613
5,664	SPS Commerce, Inc.*	388,381
76,330	Web.com Group, Inc.*	1,419,738
51,044	Yelp, Inc.*	2,289,323

		45,800,533

IT Services – 2.3%
59,632	EPAM Systems, Inc.*	6,818,919
66,328	EVERTEC, Inc.	1,210,486
4,732	MAXIMUS, Inc.	320,025
105,146	Perficient, Inc.*	2,600,261
12,508	Science Applications International Corp.	1,073,061
102,013	ServiceSource International, Inc.*	386,629
123,201	Syntel, Inc.*	3,558,045
7,633	Virtusa Corp.*	367,453

		16,334,879

Leisure Products – 1.4%
232,053	Callaway Golf Co.	4,005,235
46,182	Malibu Boats, Inc. Class A*	1,556,334
85,852	MCBC Holdings, Inc.*	2,060,448
16,248	Nautilus, Inc.*	236,408
98,959	Vista Outdoor, Inc.*	1,657,563

		9,515,988

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Life Sciences Tools & Services – 0.1%
17,725	Luminex Corp.	$378,429

Machinery – 2.5%
8,795	Alamo Group, Inc.	962,789
15,754	Barnes Group, Inc.	874,820
44,829	Evoqua Water Technologies Corp.*	915,856
101,983	Hillenbrand, Inc.	4,726,912
5,867	Hyster-Yale Materials Handling, Inc.	417,730
24,223	Kadant, Inc.	2,234,572
51,896	Kennametal, Inc.	1,891,609
132,619	Milacron Holdings Corp.*	2,391,121
5,350	Miller Industries, Inc.	132,412
65,899	SPX FLOW, Inc.*	2,965,455

		17,513,276

Marine – 0.1%
30,957	Matson, Inc.	904,873

Media – 0.3%
132,205	New Media Investment Group, Inc.	2,191,959

Metals & Mining – 0.8%
74,414	Carpenter Technology Corp.	3,963,290
2,570	Materion Corp.	130,427
48,713	Schnitzer Steel Industries, Inc. Class A	1,434,598

		5,528,315

Mortgage Real Estate Investment Trusts (REITs) – 0.0%
25,632	Anworth Mortgage Asset Corp.	121,239

Oil, Gas & Consumable Fuels – 1.5%
34,975	Arch Coal, Inc. Class A	2,827,029
123,165	Par Pacific Holdings, Inc.*	2,077,794
11,501	PDC Energy, Inc.*	615,763
94,200	Peabody Energy Corp.	3,471,270
22,168	REX American Resources Corp.*	1,657,723

		10,649,579

Paper & Forest Products – 1.0%
14,900	Boise Cascade Co.	619,840
203,133	Louisiana-Pacific Corp.	5,754,758
27,603	Verso Corp. Class A*	498,510

		6,873,108

Personal Products – 0.6%
17,246	Inter Parfums, Inc.	882,995
16,648	Medifast, Inc.	1,671,126
14,416	USANA Health Sciences, Inc.*	1,521,609

		4,075,730

Pharmaceuticals – 3.8%
51,496	Amphastar Pharmaceuticals, Inc.*	983,059
121,182	Catalent, Inc.*	4,981,792
12,645	Depomed, Inc.*	79,410
210,830	Innoviva, Inc.*	3,057,035
56,779	Intersect ENT, Inc.*	2,268,321
81,530	Nektar Therapeutics*(c)	6,820,800

Common Stocks – (continued)
Pharmaceuticals – (continued)
100,009	Phibro Animal Health Corp. Class A	4,230,381
98,197	Supernus Pharmaceuticals, Inc.*	4,605,439

		27,026,237

Professional Services – 4.2%
75,418	ASGN, Inc.*	6,080,953
13,369	Barrett Business Services, Inc.	1,170,055
13,734	CRA International, Inc.	775,559
59,011	Exponent, Inc.	5,098,550
9,855	Forrester Research, Inc.	392,229
3,502	FTI Consulting, Inc.*	204,517
73,882	Insperity, Inc.	5,929,030
7,362	Korn/Ferry International	393,573
14,681	Navigant Consulting, Inc.*	314,027
65,381	RPX Corp.	708,076
102,432	TriNet Group, Inc.*	5,290,613
46,615	TrueBlue, Inc.*	1,242,290
41,348	WageWorks, Inc.*	1,722,144

		29,321,616

Real Estate Management & Development – 0.3%
55,793	HFF, Inc. Class A	1,960,566
4,458	Marcus & Millichap, Inc.*	152,285

		2,112,851

Road & Rail – 1.2%
23,263	ArcBest Corp.	746,742
79,904	Avis Budget Group, Inc.*	3,948,057
29,379	Marten Transport Ltd.	572,891
91,648	Werner Enterprises, Inc.	3,143,526

		8,411,216

Semiconductors & Semiconductor Equipment – 4.5%
87,171	Amkor Technology, Inc.*	721,776
55,035	Axcelis Technologies, Inc.*	1,210,770
50,680	Cabot Microelectronics Corp.	5,141,486
9,056	Cirrus Logic, Inc.*	330,272
84,232	Diodes, Inc.*	2,404,824
195,794	Entegris, Inc.	6,304,567
160,378	FormFactor, Inc.*	1,840,337
35,903	MKS Instruments, Inc.	3,676,467
204,695	Rambus, Inc.*	2,763,382
72,011	Rudolph Technologies, Inc.*	1,825,479
54,794	Silicon Laboratories, Inc.*	5,090,363

		31,309,723

Software – 6.2%
52,965	American Software, Inc. Class A	675,833
84,955	Aspen Technology, Inc.*	7,454,801
63,140	Bottomline Technologies de, Inc.*	2,495,293
36,443	Fair Isaac Corp.*	6,311,199
43,192	HubSpot, Inc.*	4,574,033
38,540	Imperva, Inc.*	1,724,665
28,090	MicroStrategy, Inc. Class A*	3,580,351
59,342	Paylocity Holding Corp.*	3,241,854

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Software – (continued)
4,123	Pegasystems, Inc.	$251,709
6,164	Progress Software Corp.	227,637
39,116	Proofpoint, Inc.*	4,613,341
62,558	RingCentral, Inc. Class A*	4,194,514
31,815	Varonis Systems, Inc.*	2,079,110
49,469	Zendesk, Inc.*	2,411,614

		43,835,954

Specialty Retail – 2.7%
133,103	Abercrombie & Fitch Co. Class A	3,410,099
16,628	America’s Car-Mart, Inc.*	886,272
117,919	American Eagle Outfitters, Inc.	2,438,565
64,565	Asbury Automotive Group, Inc.*	4,329,083
237,546	Express, Inc.*	1,862,361
29,898	Five Below, Inc.*	2,111,098
12,011	Hibbett Sports, Inc.*	326,699
39,887	Tailored Brands, Inc.	1,258,435
11,312	The Children’s Place, Inc.	1,442,846
42,931	Zumiez, Inc.*	1,004,585

		19,070,043

Technology Hardware, Storage & Peripherals* – 0.7%
247,087	Pure Storage, Inc. Class A	4,998,570

Textiles, Apparel & Luxury Goods – 0.5%
8,392	Columbia Sportswear Co.	696,620
173,877	Crocs, Inc.*	2,747,257

		3,443,877

Thrifts & Mortgage Finance – 0.8%
81,018	Capitol Federal Financial, Inc.	1,010,294
2,034	Federal Agricultural Mortgage Corp. Class C	173,927
6,653	Meta Financial Group, Inc.	739,481
69,796	Walker & Dunlop, Inc.	3,986,050

		5,909,752

Tobacco – 0.5%
176,355	Vector Group Ltd.	3,438,923

Trading Companies & Distributors – 0.9%
3,163	Applied Industrial Technologies, Inc.	202,274
106,984	H&E Equipment Services, Inc.	3,460,933
29,537	Herc Holdings, Inc.*	1,555,123
28,069	Rush Enterprises, Inc. Class A*	1,146,057

		6,364,387

Common Stocks – (continued)
Wireless Telecommunication Services* – 0.3%
86,524	Boingo Wireless, Inc.	2,029,853

TOTAL COMMON STOCKS
(Cost $601,772,856)		$682,527,487

Shares	Distribution Rate	Value
Investment Company(d) – 1.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
11,800,978	1.623%	$11,800,978
(Cost $11,800,978)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $613,573,834)		$694,328,465

Securities Lending Reinvestment Vehicle(d) – 1.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
12,825,038	1.623%	12,825,038
(Cost $12,825,038)

TOTAL INVESTMENTS – 100.6%
(Cost $626,398,872)		$707,153,503

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.6)%		(4,169,232)

NET ASSETS – 100.0%		$702,984,271

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(c)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(d)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-mini Russell 2000 Index	124	06/15/18	$9,571,560	$(356,413)

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – 97.2%
Aerospace & Defense* – 1.8%
7,400	Ducommun, Inc.	$215,266
19,261	Esterline Technologies Corp.	1,383,903
23,987	KLX, Inc.	1,876,503
2,774	Vectrus, Inc.	99,864

		3,575,536

Air Freight & Logistics* – 0.5%
34,773	Echo Global Logistics, Inc.	949,303

Airlines – 0.4%
14,513	SkyWest, Inc.	825,790

Auto Components – 1.1%
12,017	Cooper-Standard Holdings, Inc.*	1,487,704
3,033	Modine Manufacturing Co.*	52,168
14,990	Tenneco, Inc.	669,903

		2,209,775

Banks – 15.4%
9,375	1st Source Corp.	487,500
3,873	Arrow Financial Corp.	137,104
7,643	Atlantic Capital Bancshares, Inc.*	147,510
15,300	Banner Corp.	878,220
2,528	Berkshire Hills Bancorp, Inc.	95,938
10,351	Blue Hills Bancorp, Inc.	210,384
40,509	Cadence BanCorp	1,184,078
966	Camden National Corp.	42,803
39,632	Central Pacific Financial Corp.	1,152,499
66,209	CVB Financial Corp.	1,466,529
5,409	Equity Bancshares, Inc. Class A*	206,245
22,861	Fidelity Southern Corp.	519,631
6,188	Financial Institutions, Inc.	192,447
2,152	First Bancorp/Southern Pines NC	82,099
41,198	First Busey Corp.	1,221,521
4,294	First Citizens BancShares, Inc. Class A(b)	1,856,253
13,243	First Financial Corp.	566,138
25,143	First Foundation, Inc.*	449,808
6,843	First Internet Bancorp	234,031
28,518	First Merchants Corp.	1,228,555
1,441	Great Southern Bancorp, Inc.	76,157
40,059	Hanmi Financial Corp.	1,105,628
46,072	Hilltop Holdings, Inc.	1,032,934
35,045	Home BancShares, Inc.	814,446
7,617	Hope Bancorp, Inc.	131,698
5,837	Horizon Bancorp	167,872
37,101	International Bancshares Corp.	1,476,620
10,615	Lakeland Bancorp, Inc.	206,993
3,595	Lakeland Financial Corp.	170,834
16,324	LegacyTexas Financial Group, Inc.	670,427
9,116	Macatawa Bank Corp.	97,359
5,199	MBT Financial Corp.	52,900
17,792	Mercantile Bank Corp.	628,058
805	National Commerce Corp.*	34,857
14,865	NBT Bancorp, Inc.	543,167
3,322	Nicolet Bankshares, Inc.*	184,604
12,115	Northeast Bancorp	236,242
57,321	OFG Bancorp	773,833

Common Stocks – (continued)
Banks – (continued)
54,997	Old National Bancorp	945,948
7,639	Opus Bank	215,420
22,727	Pacific Premier Bancorp, Inc.*	903,398
17,202	Peapack Gladstone Financial Corp.	568,354
1,361	People’s Utah Bancorp	43,348
6,813	Peoples Bancorp, Inc.	244,314
7,938	Republic Bancorp, Inc. Class A	334,745
19,166	Seacoast Banking Corp. of Florida*	529,557
15,385	Sierra Bancorp	428,626
2,868	Stock Yards Bancorp, Inc.	107,407
3,946	The Bancorp, Inc.*	40,841
29,967	TriCo Bancshares	1,119,867
7,690	TriState Capital Holdings, Inc.*	192,250
21,676	UMB Financial Corp.	1,659,948
64,970	Umpqua Holdings Corp.	1,530,693
35,685	United Community Banks, Inc.	1,139,422
4,518	WesBanco, Inc.	197,888

		30,965,948

Beverages – 0.0%
620	National Beverage Corp.	54,783

Biotechnology* – 3.7%
2,433	Acceleron Pharma, Inc.	84,936
15,875	Array BioPharma, Inc.	215,265
3,284	Bluebird Bio, Inc.	558,772
2,622	Concert Pharmaceuticals, Inc.	47,851
15,133	CytomX Therapeutics, Inc.	397,998
4,381	Editas Medicine, Inc.	137,563
7,549	Enanta Pharmaceuticals, Inc.	702,434
868	FibroGen, Inc.	39,451
31,945	Genomic Health, Inc.	1,013,615
44,976	Halozyme Therapeutics, Inc.	851,396
4,452	MacroGenics, Inc.	102,663
24,358	Myriad Genetics, Inc.	689,088
199,739	PDL BioPharma, Inc.	583,238
27,933	Pieris Pharmaceuticals, Inc.	177,933
22,312	PTC Therapeutics, Inc.	618,712
5,336	REGENXBIO, Inc.	199,299
29,248	Retrophin, Inc.	734,125
762	Sage Therapeutics, Inc.	109,667
9,942	Sangamo Therapeutics, Inc.	157,084
724	Sarepta Therapeutics, Inc.	55,285

		7,476,375

Building Products* – 0.3%
22,701	Continental Building Products, Inc.	637,898

Capital Markets – 1.8%
21,585	Houlihan Lokey, Inc.	960,533
51,643	Investment Technology Group, Inc.	1,044,221
11,270	Moelis & Co. Class A	606,326
15,242	Piper Jaffray Cos.	1,067,702

		3,678,782

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Chemicals – 2.2%
5,005	American Vanguard Corp.	$107,858
893	Chase Corp.	100,016
6,440	Ingevity Corp.*	494,785
18,211	Innophos Holdings, Inc.	753,571
7,833	Innospec, Inc.	569,459
18,045	Kraton Corp.*	824,115
16,350	Minerals Technologies, Inc.	1,128,968
2,938	OMNOVA Solutions, Inc.*	32,024
1,430	Stepan Co.	100,558
3,836	Trinseo SA	279,836

		4,391,190

Commercial Services & Supplies – 2.2%
26,834	ACCO Brands Corp.	323,350
29,358	Brady Corp. Class A	1,068,631
3,520	Ennis, Inc.	63,008
39,452	Kimball International, Inc. Class B	651,747
26,792	McGrath RentCorp	1,578,852
12,042	Quad/Graphics, Inc.	297,558
2,018	UniFirst Corp.	324,091
1,252	VSE Corp.	64,215

		4,371,452

Communications Equipment – 0.9%
21,618	Comtech Telecommunications Corp.	661,295
44,487	NetScout Systems, Inc.*	1,207,822

		1,869,117

Construction & Engineering – 1.2%
14,572	EMCOR Group, Inc.	1,072,354
4,293	Granite Construction, Inc.	224,867
67,672	KBR, Inc.	1,129,446

		2,426,667

Consumer Finance – 1.1%
48,257	Enova International, Inc.*	1,413,930
3,250	Green Dot Corp. Class A*	197,632
5,638	Nelnet, Inc. Class A	297,743
6,355	Regional Management Corp.*	208,889

		2,118,194

Containers & Packaging – 0.1%
2,395	Greif, Inc. Class A	140,155

Diversified Consumer Services* – 1.6%
27,380	Adtalem Global Education, Inc.	1,303,288
4,897	American Public Education, Inc.	197,349
3,090	Career Education Corp.	40,077
1,007	Grand Canyon Education, Inc.	104,718
94,888	Houghton Mifflin Harcourt Co.	645,238
54,128	K12, Inc.	828,159
665	Sotheby’s	35,112

		3,153,941

Common Stocks – (continued)
Diversified Financial Services – 0.1%
6,830	Banco Latinoamericano de Comercio Exterior SA Class E	185,025
17,120	On Deck Capital, Inc.*	89,880

		274,905

Diversified Telecommunication Services – 0.8%
21,953	Cogent Communications Holdings, Inc.	1,035,084
57,246	Vonage Holdings Corp.*	640,010

		1,675,094

Electric Utilities – 0.9%
41,982	Portland General Electric Co.	1,783,395

Electrical Equipment – 0.0%
1,262	Encore Wire Corp.	66,444

Electronic Equipment, Instruments & Components – 1.8%
54,441	AVX Corp.	803,549
21,605	Benchmark Electronics, Inc.	568,211
5,109	CTS Corp.	153,015
10,668	Daktronics, Inc.	96,119
53,088	Electro Scientific Industries, Inc.*	955,584
23,778	Kimball Electronics, Inc.*	376,881
849	SYNNEX Corp.	85,044
29,224	Vishay Intertechnology, Inc.	515,804
1,287	Vishay Precision Group, Inc.*	36,422

		3,590,629

Energy Equipment & Services – 4.0%
46,126	Archrock, Inc.	498,161
7,428	Cactus, Inc. Class A*	213,258
2,118	Dril-Quip, Inc.*	87,791
40,467	Exterran Corp.*	1,185,278
6,669	FTS International, Inc.*	133,180
24,412	Matrix Service Co.*	375,945
6,149	Natural Gas Services Group, Inc.*	148,191
48,051	Newpark Resources, Inc.*	504,535
34,822	Oil States International, Inc.*	1,251,851
54,459	Pioneer Energy Services Corp.*	187,884
19,067	ProPetro Holding Corp.*(a)	348,926
12,461	Rowan Cos. PLC Class A*	179,937
18,769	SEACOR Holdings, Inc.*	1,029,292
97,095	Superior Energy Services, Inc.*	1,041,829
53,562	TETRA Technologies, Inc.*	210,499
27,716	Unit Corp.*	628,599

		8,025,156

Equity Real Estate Investment Trusts (REITs) – 8.3%
23,437	Alexander & Baldwin, Inc.	536,707
4,664	Braemar Hotels & Resorts, Inc.	48,506
49,705	Chatham Lodging Trust	946,880
4,716	CorEnergy Infrastructure Trust, Inc.	181,755
29,998	Cousins Properties, Inc.	266,682
133,572	DiamondRock Hospitality Co.	1,475,971
29,154	First Industrial Realty Trust, Inc.	906,981
5,018	Getty Realty Corp.	125,701
34,104	InfraREIT, Inc.*	726,756

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
68,964	iStar, Inc.*	$699,295
51,816	Kite Realty Group Trust	762,731
79,437	Mack-Cali Realty Corp.	1,363,933
4,293	MedEquities Realty Trust, Inc.	43,746
4,537	NexPoint Residential Trust, Inc.	121,546
42,656	Pebblebrook Hotel Trust	1,492,533
8,276	Quality Care Properties, Inc.*	181,824
45,036	Rexford Industrial Realty, Inc.	1,375,850
8,810	Ryman Hospitality Properties, Inc.	690,528
16,058	Summit Hotel Properties, Inc.	232,520
110,472	Sunstone Hotel Investors, Inc.	1,723,363
17,321	Terreno Realty Corp.	643,475
38,789	Tier REIT, Inc.	737,379
70,297	Xenia Hotels & Resorts, Inc.	1,447,415

		16,732,077

Food & Staples Retailing – 0.6%
13,106	Ingles Markets, Inc. Class A	448,880
28,388	Smart & Final Stores, Inc.*	144,779
15,134	Village Super Market, Inc. Class A	411,645
2,499	Weis Markets, Inc.	115,004

		1,120,308

Food Products – 1.1%
41,679	Darling Ingredients, Inc.*	714,378
39,047	Dean Foods Co.	336,195
6,370	Fresh Del Monte Produce, Inc.	313,085
7,185	Sanderson Farms, Inc.	798,685

		2,162,343

Gas Utilities – 1.2%
19,597	ONE Gas, Inc.	1,366,303
14,938	Southwest Gas Holdings, Inc.	1,090,324

		2,456,627

Health Care Equipment & Supplies* – 1.1%
7,322	Anika Therapeutics, Inc.	322,241
8,562	Integer Holdings Corp.	470,054
2,351	LivaNova PLC	208,722
19,615	Orthofix International NV	1,196,907

		2,197,924

Health Care Providers & Services – 0.9%
7,253	Magellan Health, Inc.*	608,164
3,787	Molina Healthcare, Inc.*	315,268
4,021	National HealthCare Corp.	246,407
2,339	RadNet, Inc.*	30,992
19,418	Triple-S Management Corp. Class B*	550,500

		1,751,331

Health Care Technology* – 0.1%
21,311	Allscripts Healthcare Solutions, Inc.	247,634

Hotels, Restaurants & Leisure – 0.7%
30,912	Brinker International, Inc.(a)	1,347,454
1,466	Texas Roadhouse, Inc.	93,941

		1,441,395

Common Stocks – (continued)
Household Durables – 1.7%
2,715	CSS Industries, Inc.	46,318
45,165	KB Home	1,199,131
16,471	MDC Holdings, Inc.	477,824
89,523	TRI Pointe Group, Inc.*	1,531,738
8,774	William Lyon Homes Class A*	235,670

		3,490,681

Household Products* – 0.3%
18,038	Central Garden & Pet Co. Class A	640,349

Independent Power and Renewable Electricity Producers – 0.1%
13,232	NRG Yield, Inc. Class C	235,530

Insurance – 4.4%
52,204	American Equity Investment Life Holding Co.	1,576,561
1,875	AMERISAFE, Inc.	111,188
24,706	Argo Group International Holdings Ltd.	1,444,066
5,301	Baldwin & Lyons, Inc. Class B	123,513
7,178	Employers Holdings, Inc.	293,580
17,126	FBL Financial Group, Inc. Class A	1,331,546
217,617	Genworth Financial, Inc. Class A*	600,623
2,236	Health Insurance Innovations, Inc. Class A*(a)	63,726
10,164	Horace Mann Educators Corp.	454,331
19,778	James River Group Holdings Ltd.	718,337
49,613	Maiden Holdings Ltd.	379,539
1,122	National Western Life Group, Inc. Class A	356,134
28,749	Stewart Information Services Corp.	1,199,121
9,031	Trupanion, Inc.*(a)	237,335

		8,889,600

Internet & Direct Marketing Retail* – 0.0%
8,349	Liberty TripAdvisor Holdings, Inc. Class A	76,811

Internet Software & Services* – 0.8%
17,172	Apptio, Inc. Class A	506,746
14,171	New Relic, Inc.	990,411
3,602	QuinStreet, Inc.	40,487
877	Yelp, Inc.	39,333

		1,576,977

IT Services – 0.4%
501	EPAM Systems, Inc.*	57,289
1,526	EVERTEC, Inc.	27,850
24,749	Perficient, Inc.*	612,043
21,977	ServiceSource International, Inc.*	83,293
2,059	Virtusa Corp.*	99,120

		879,595

Leisure Products – 1.6%
92,095	Callaway Golf Co.	1,589,560
3,337	Johnson Outdoors, Inc. Class A	216,104
14,567	MCBC Holdings, Inc.*	349,608
65,249	Vista Outdoor, Inc.*	1,092,921

		3,248,193

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Machinery – 2.0%
357	Alamo Group, Inc.	$39,081
11,333	Barnes Group, Inc.	629,322
1,385	Hillenbrand, Inc.	64,195
2,565	Hurco Cos., Inc.	113,373
1,830	Hyster-Yale Materials Handling, Inc.	130,296
34,791	Milacron Holdings Corp.*	627,282
14,027	Miller Industries, Inc.	347,168
19,346	Rexnord Corp.*	532,208
18,426	SPX FLOW, Inc.*	829,170
27,842	TriMas Corp.*	754,518

		4,066,613

Media – 1.0%
50,465	Gannett Co., Inc.	487,997
17,753	MSG Networks, Inc. Class A*	363,936
70,790	New Media Investment Group, Inc.	1,173,698

		2,025,631

Metals & Mining – 2.3%
31,669	Carpenter Technology Corp.	1,686,691
21,531	Coeur Mining, Inc.*	162,990
9,541	Gold Resource Corp.	48,373
68,825	Hecla Mining Co.	263,600
23,406	Materion Corp.	1,187,854
1,914	Olympic Steel, Inc.	44,883
37,709	Schnitzer Steel Industries, Inc. Class A	1,110,530
6,440	SunCoke Energy, Inc.*	73,996

		4,578,917

Mortgage Real Estate Investment Trusts (REITs) – 0.9%
16,643	AG Mortgage Investment Trust, Inc.	294,248
122,871	Anworth Mortgage Asset Corp.	581,180
48,668	Capstead Mortgage Corp.	428,279
16,219	CYS Investments, Inc.	116,290
50,416	Dynex Capital, Inc.	331,737

		1,751,734

Multi-Utilities – 1.2%
20,164	Black Hills Corp.	1,142,896
8,311	NorthWestern Corp.	456,606
18,409	Unitil Corp.	894,493

		2,493,995

Oil, Gas & Consumable Fuels – 3.6%
16,308	Arch Coal, Inc. Class A	1,318,176
93,081	Denbury Resources, Inc.*	306,237
7,886	Energy XXI Gulf Coast, Inc.*	45,581
999	NACCO Industries, Inc. Class A	36,813
56,404	Oasis Petroleum, Inc.*	622,136
12,225	Overseas Shipholding Group, Inc. Class A*	45,599
31,523	Par Pacific Holdings, Inc.*	531,793
28,843	PDC Energy, Inc.*	1,544,254
41,814	Peabody Energy Corp.	1,540,846
10,245	REX American Resources Corp.*	766,121
11,609	Stone Energy Corp.*	413,280

		7,170,836

Common Stocks – (continued)
Paper & Forest Products – 0.9%
13,404	Boise Cascade Co.	557,606
42,418	Louisiana-Pacific Corp.	1,201,702
4,196	Verso Corp. Class A*	75,780

		1,835,088

Personal Products – 0.2%
7,615	Inter Parfums, Inc.	389,888

Pharmaceuticals – 0.9%
24,297	Horizon Pharma PLC*	321,692
15,092	Innoviva, Inc.*	218,834
27,991	Phibro Animal Health Corp. Class A	1,184,019
2,802	Supernus Pharmaceuticals, Inc.*	131,414

		1,855,959

Professional Services – 4.6%
1,838	ASGN, Inc.*	148,198
39,009	CBIZ, Inc.*	725,567
11,891	CRA International, Inc.	671,485
1,970	Exponent, Inc.	170,208
15,443	FTI Consulting, Inc.*	901,871
10,634	Heidrick & Struggles International, Inc.	400,370
13,481	ICF International, Inc.	904,575
14,287	Insperity, Inc.	1,146,532
13,199	Kelly Services, Inc. Class A	386,203
24,864	Korn/Ferry International	1,329,230
38,817	Navigant Consulting, Inc.*	830,296
2,748	Resources Connection, Inc.	43,006
62,234	RPX Corp.	673,994
7,236	TriNet Group, Inc.*	373,739
22,122	TrueBlue, Inc.*	589,551
1,065	WageWorks, Inc.*	44,357

		9,339,182

Real Estate Management & Development – 0.5%
1,157	HFF, Inc. Class A	40,657
8,521	RE/MAX Holdings, Inc. Class A	461,412
2,135	Tejon Ranch Co.*	51,944
28,219	The St. Joe Co.*	486,778

		1,040,791

Road & Rail – 1.3%
5,332	ArcBest Corp.	171,157
54,390	Marten Transport Ltd.	1,060,605
37,951	Werner Enterprises, Inc.	1,301,720

		2,533,482

Semiconductors & Semiconductor Equipment – 1.1%
23,116	Amkor Technology, Inc.*	191,401
3,449	Cabot Microelectronics Corp.	349,901
20,262	Diodes, Inc.*	578,480
9,961	Entegris, Inc.	320,744
31,866	Photronics, Inc.*	243,775
35,782	Rambus, Inc.*	483,057

		2,167,358

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Software* – 0.4%
4,600	Bottomline Technologies de, Inc.	$181,792
5,606	MicroStrategy, Inc. Class A	714,541

		896,333

Specialty Retail – 4.1%
52,290	Abercrombie & Fitch Co. Class A	1,339,670
5,168	America’s Car-Mart, Inc.*	275,454
86,969	American Eagle Outfitters, Inc.	1,798,519
5,162	Asbury Automotive Group, Inc.*	346,112
48,403	Chico’s FAS, Inc.	480,642
10,572	Citi Trends, Inc.	323,820
29,093	DSW, Inc. Class A	648,774
85,030	Express, Inc.*	666,635
6,648	Guess?, Inc.	154,832
23,536	Hibbett Sports, Inc.*	640,179
11,087	Kirkland’s, Inc.*	117,411
18,417	Tailored Brands, Inc.	581,056
10,103	The Cato Corp. Class A	163,770
2,269	Tilly’s, Inc. Class A	25,436
28,265	Zumiez, Inc.*	661,401

		8,223,711

Technology Hardware, Storage & Peripherals* – 0.3%
29,875	Pure Storage, Inc. Class A	604,371

Textiles, Apparel & Luxury Goods – 0.4%
1,987	Columbia Sportswear Co.	164,941
44,070	Crocs, Inc.*	696,306

		861,247

Thrifts & Mortgage Finance – 4.6%
4,913	BankFinancial Corp.	83,177
77,004	Beneficial Bancorp, Inc.	1,220,514
106,108	Capitol Federal Financial, Inc.	1,323,167
14,307	Federal Agricultural Mortgage Corp. Class C	1,223,392
10,043	First Defiance Financial Corp.	599,165
12,437	Home Bancorp, Inc.	539,144
19,340	Kearny Financial Corp.	271,727
10,407	Meridian Bancorp, Inc.	196,692
5,141	Meta Financial Group, Inc.	571,422
4,036	PCSB Financial Corp.*	81,810
1,537	Provident Financial Holdings, Inc.	28,204
1,726	Provident Financial Services, Inc.	45,083
5,674	Riverview Bancorp, Inc.	53,279
111,499	TrustCo Bank Corp. NY	953,317
18,118	United Community Financial Corp.	183,535
17,446	United Financial Bancorp, Inc.	288,382
18,281	Walker & Dunlop, Inc.	1,044,028
17,475	Washington Federal, Inc.	554,831

		9,260,869

Tobacco – 0.6%
59,342	Vector Group Ltd.	1,157,169

Common Stocks – (continued)
Trading Companies & Distributors – 0.9%
17,595	Aircastle Ltd.	344,862
11,588	H&E Equipment Services, Inc.	374,872
13,604	Rush Enterprises, Inc. Class A*	555,451
23,193	Titan Machinery, Inc.*	448,089

		1,723,274

Water Utilities – 0.2%
4,034	Artesian Resources Corp. Class A	154,502
3,404	Middlesex Water Co.	141,811

		296,313

TOTAL COMMON STOCKS
(Cost $177,191,677)		$195,680,665

Shares	Distribution Rate	Value
Investment Company(c) – 1.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,510,778	1.623%	$2,510,778
(Cost $2,510,778)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $179,702,455)		$198,191,443

Securities Lending Reinvestment Vehicle(c) – 0.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,512,337	1.623%	1,512,337
(Cost $1,512,337)

TOTAL INVESTMENTS — 99.2%
(Cost $181,214,792)		$199,703,780

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		1,644,295

NET ASSETS – 100.0%		$201,348,075

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-mini Russell 2000 Index	39	06/15/18	$3,010,410	$(112,098)

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – 97.4%
Aerospace & Defense – 2.3%
29,622	Lockheed Martin Corp.	$9,503,922
21,748	The Boeing Co.	7,254,263

		16,758,185

Air Freight & Logistics – 0.1%
15,654	Expeditors International of Washington, Inc.	999,664

Airlines – 0.1%
8,352	Copa Holdings SA Class A	978,604

Auto Components – 0.2%
9,644	Lear Corp.	1,803,139

Automobiles – 1.2%
240,113	General Motors Co.	8,821,752
2,937	Thor Industries, Inc.	311,733

		9,133,485

Banks – 4.2%
69,035	Bank of America Corp.	2,065,527
195,323	Citizens Financial Group, Inc.	8,103,951
67,268	Comerica, Inc.	6,362,208
45,203	JPMorgan Chase & Co.	4,917,182
68,546	KeyCorp	1,365,436
108,882	Regions Financial Corp.	2,036,093
21,142	SunTrust Banks, Inc.	1,412,286
9,678	SVB Financial Group*	2,899,626
33,814	Synovus Financial Corp.	1,767,458

		30,929,767

Beverages – 1.1%
109,564	Molson Coors Brewing Co. Class B	7,805,339

Biotechnology – 4.6%
128,193	AbbVie, Inc.	12,377,034
12,063	Alexion Pharmaceuticals, Inc.*	1,418,971
15,801	Amgen, Inc.	2,756,958
21,856	Biogen, Inc.*	5,979,802
52,910	Celgene Corp.*	4,608,461
3,929	Exelixis, Inc.*	81,802
6,828	Regeneron Pharmaceuticals, Inc.*	2,073,527
31,136	Vertex Pharmaceuticals, Inc.*	4,768,790

		34,065,345

Building Products – 0.5%
89,697	Masco Corp.	3,396,825

Capital Markets – 3.3%
2,299	Ameriprise Financial, Inc.	322,343
94,625	BGC Partners, Inc. Class A	1,264,190
74,090	Intercontinental Exchange, Inc.	5,368,561
4,013	LPL Financial Holdings, Inc.	243,067
46,485	S&P Global, Inc.	8,767,071
84,407	State Street Corp.	8,422,131

		24,387,363

Common Stocks – (continued)
Chemicals – 0.5%
35,411	Huntsman Corp.	1,054,186
24,881	LyondellBasell Industries NV Class A	2,630,668

		3,684,854

Commercial Services & Supplies – 0.0%
6,077	KAR Auction Services, Inc.	315,943

Communications Equipment* – 1.5%
6,836	Arista Networks, Inc.	1,808,464
33,398	F5 Networks, Inc.	5,446,880
21,811	Palo Alto Networks, Inc.	4,198,835

		11,454,179

Construction & Engineering* – 0.0%
7,686	AECOM	264,706

Consumer Finance – 1.6%
255,694	Ally Financial, Inc.	6,673,613
10,924	Capital One Financial Corp.	989,933
119,559	Synchrony Financial	3,965,772

		11,629,318

Containers & Packaging – 1.0%
28,535	Berry Global Group, Inc.*	1,569,425
55,405	Graphic Packaging Holding Co.	792,291
27,411	Owens-Illinois, Inc.*	557,266
73,307	WestRock Co.	4,336,842

		7,255,824

Diversified Financial Services – 1.1%
25,382	Berkshire Hathaway, Inc. Class B*	4,917,255
123,557	Leucadia National Corp.	2,970,310

		7,887,565

Diversified Telecommunication Services – 0.3%
76,317	AT&T, Inc.	2,495,566

Electric Utilities – 0.6%
111,229	Exelon Corp.	4,413,567

Electrical Equipment – 0.9%
97,129	AMETEK, Inc.	6,779,604

Electronic Equipment, Instruments & Components – 0.5%
123,782	Jabil, Inc.	3,292,601
12,442	National Instruments Corp.	508,753
2,009	Zebra Technologies Corp. Class A*	270,874

		4,072,228

Energy Equipment & Services – 1.6%
172,455	Halliburton Co.	9,138,390
34,816	Schlumberger Ltd.	2,386,985

		11,525,375

Equity Real Estate Investment Trusts (REITs) – 4.9%
54,985	American Homes 4 Rent Class A	1,110,697
63,959	American Tower Corp.	8,721,449

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
5,948	Apartment Investment & Management Co. Class A	$241,489
11,497	Equinix, Inc.	4,837,823
114,983	Forest City Realty Trust, Inc. Class A	2,306,559
7,110	Gaming and Leisure Properties, Inc.	243,660
406,427	Host Hotels & Resorts, Inc.	7,949,712
86,380	Kimco Realty Corp.	1,253,374
26,361	Mid-America Apartment Communities, Inc.	2,410,977
64,173	Piedmont Office Realty Trust, Inc. Class A	1,149,980
37,679	SBA Communications Corp.*	6,037,306

		36,263,026

Food & Staples Retailing – 1.8%
13,231	US Foods Holding Corp.*	452,236
141,417	Walgreens Boots Alliance, Inc.	9,397,160
38,373	Walmart, Inc.	3,394,475

		13,243,871

Food Products – 1.3%
197,097	Conagra Brands, Inc.	7,306,386
60,892	General Mills, Inc.	2,663,416

		9,969,802

Health Care Equipment & Supplies – 3.2%
302,987	Boston Scientific Corp.*	8,701,787
15,745	Edwards Lifesciences Corp.*	2,005,283
11,474	IDEXX Laboratories, Inc.*	2,231,578
137,702	Medtronic PLC	11,034,061
953	West Pharmaceutical Services, Inc.	84,064

		24,056,773

Health Care Providers & Services – 2.2%
51,230	HCA Healthcare, Inc.	4,904,760
27,912	Humana, Inc.	8,211,152
14,841	WellCare Health Plans, Inc.*	3,044,780

		16,160,692

Health Care Technology* – 0.1%
9,988	Cerner Corp.	581,801

Hotels, Restaurants & Leisure – 4.6%
28,939	Hilton Worldwide Holdings, Inc.	2,281,551
54,290	Las Vegas Sands Corp.	3,981,086
63,818	Marriott International, Inc. Class A	8,722,644
53,820	McDonald’s Corp.	9,011,621
3,639	Vail Resorts, Inc.	834,459
25,169	Wyndham Worldwide Corp.	2,874,551
73,832	Yum! Brands, Inc.	6,430,767

		34,136,679

Household Durables – 0.8%
17,526	D.R. Horton, Inc.	773,598
35,452	PulteGroup, Inc.	1,076,323

Common Stocks – (continued)
Household Durables – (continued)
24,189	Whirlpool Corp.	3,748,085

		5,598,006

Industrial Conglomerates – 0.3%
11,002	Honeywell International, Inc.	1,591,769
1,518	Roper Technologies, Inc.	401,041

		1,992,810

Insurance – 3.7%
29,011	Arch Capital Group Ltd.*	2,324,651
4,888	Arthur J. Gallagher & Co.	342,111
50,064	Assured Guaranty Ltd.	1,816,823
7,037	Athene Holding Ltd. Class A*	344,813
23,683	Prudential Financial, Inc.	2,517,977
10,581	Reinsurance Group of America, Inc.	1,580,801
86,715	The Allstate Corp.	8,482,461
139,655	The Progressive Corp.	8,419,800
11,469	Torchmark Corp.	994,821
1,090	White Mountains Insurance Group Ltd.	943,166

		27,767,424

Internet & Direct Marketing Retail – 3.6%
12,735	Amazon.com, Inc.*	19,944,665
1,416	Booking Holdings, Inc.*	3,084,048
2,757	Expedia Group, Inc.	317,441
11,604	Netflix, Inc.*	3,625,786

		26,971,940

Internet Software & Services* – 4.7%
9,732	Alphabet, Inc. Class A	9,912,821
9,921	Alphabet, Inc. Class C	10,092,931
42,830	eBay, Inc.	1,622,400
77,901	Facebook, Inc. Class A	13,398,972

		35,027,124

IT Services – 1.5%
74,942	International Business Machines Corp.	10,863,592

Life Sciences Tools & Services* – 0.3%
4,462	Mettler-Toledo International, Inc.	2,498,408

Machinery – 1.4%
15,324	Caterpillar, Inc.	2,212,173
94,806	Ingersoll-Rand PLC	7,953,275
4,858	The Toro Co.	283,659

		10,449,107

Media – 3.1%
10,354	Charter Communications, Inc. Class A*	2,808,936
300,248	Comcast Corp. Class A	9,424,785
98,597	News Corp. Class A	1,575,580
239,747	The Interpublic Group of Cos., Inc.	5,655,632
18,484	The Walt Disney Co.	1,854,500
20,436	Time Warner, Inc.	1,937,333

		23,256,766

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Metals & Mining – 0.2%
98,635	Freeport-McMoRan, Inc.	$1,500,238

Multi-Utilities – 0.1%
20,730	CenterPoint Energy, Inc.	525,091
13,115	MDU Resources Group, Inc.	369,449

		894,540

Multiline Retail* – 0.3%
25,490	Dollar Tree, Inc.	2,444,236

Oil, Gas & Consumable Fuels – 6.6%
22,686	Chevron Corp.	2,838,246
195,676	CNX Resources Corp.*	2,907,745
150,784	ConocoPhillips	9,876,352
43,309	Exxon Mobil Corp.	3,367,275
62,976	HollyFrontier Corp.	3,822,013
108,168	Marathon Petroleum Corp.	8,102,865
81,602	Phillips 66	9,083,119
82,442	Valero Energy Corp.	9,145,291

		49,142,906

Personal Products – 0.5%
23,711	The Estee Lauder Cos., Inc. Class A	3,511,362

Pharmaceuticals – 6.4%
8,144	Allergan PLC	1,251,326
168,963	Bristol-Myers Squibb Co.	8,808,041
6,684	Eli Lilly & Co.	541,872
143,762	Johnson & Johnson	18,184,455
171,360	Merck & Co., Inc.	10,087,963
104,897	Zoetis, Inc.	8,756,802

		47,630,459

Professional Services – 0.1%
3,915	ManpowerGroup, Inc.	374,744

Real Estate Management & Development – 0.8%
87,372	CBRE Group, Inc. Class A*	3,958,825
1,327	Jones Lang LaSalle, Inc.	224,940
68,429	Realogy Holdings Corp.	1,697,724

		5,881,489

Road & Rail – 2.4%
143,279	CSX Corp.	8,509,340
20,679	Kansas City Southern	2,205,002
28,688	Norfolk Southern Corp.	4,115,867
14,911	Ryder System, Inc.	1,005,449
13,702	Union Pacific Corp.	1,830,998

		17,666,656

Semiconductors & Semiconductor Equipment – 2.6%
106,756	Applied Materials, Inc.	5,302,571
8,931	Intel Corp.	461,018
22,802	KLA-Tencor Corp.	2,319,875
19,985	Lam Research Corp.	3,698,424
138,992	Micron Technology, Inc.*	6,390,852
7,576	Teradyne, Inc.	246,599
5,469	Texas Instruments, Inc.	554,721

		18,974,060

Common Stocks – (continued)
Software – 6.0%
37,351	Adobe Systems, Inc.*	8,276,981
76,703	Citrix Systems, Inc.*	7,893,506
17,391	Fortinet, Inc.*	962,766
4,477	Intuit, Inc.	827,305
173,923	Microsoft Corp.	16,265,279
38,259	salesforce.com, Inc.*	4,628,956
17,478	ServiceNow, Inc.*	2,903,795
30,180	Splunk, Inc.*	3,097,977

		44,856,565

Specialty Retail – 1.9%
101,905	Best Buy Co., Inc.	7,798,790
12,644	Burlington Stores, Inc.*	1,717,687
13,753	Dick’s Sporting Goods, Inc.	455,087
9,703	L Brands, Inc.	338,732
40,155	Ross Stores, Inc.	3,246,532
5,336	The TJX Cos., Inc.	452,759

		14,009,587

Technology Hardware, Storage & Peripherals – 4.8%
121,550	Apple, Inc.(a)	20,087,353
119,816	NetApp, Inc.	7,977,349
91,507	Western Digital Corp.	7,209,837
		35,274,539

TOTAL COMMON STOCKS
(Cost $647,595,330)		$723,035,647

Shares	Distribution Rate	Value
Investment Company(b) – 1.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
9,431,762	1.623%	$9,431,762
(Cost $9,431,762)

TOTAL INVESTMENTS – 98.7%
(Cost $657,027,092)		$732,467,409

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%		9,651,015

NET ASSETS – 100.0%		$742,118,424

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	93	06/15/18	$12,308,550	$(660,002)

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities

April 30, 2018 (Unaudited)

Large Cap Growth Insights Fund
Assets:
Investments of unaffiliated issuers, at value (cost $1,776,960,255, $417,833,345, $287,045,731, $601,772,856, $177,191,677 and $647,595,330)(a)	$2,008,062,451
Investments of affiliated issuers, at value (cost $23,211,669, $4,657,952, $5,751,978, $11,800,978, $2,510,778 and $9,431,762)	23,211,669
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (cost $0, $0, $2,861,925, $12,825,038, $1,512,337, $0)	—
Cash	31,198,300
Receivables:
Fund shares sold	2,576,176
Dividends	1,072,539
Investments sold	—
Reimbursement from investment adviser	—
Securities lending income	—
Other assets	92,676
Total assets	2,066,213,811

Liabilities:
Variation margin on futures	308,621
Payables:
Fund shares redeemed	1,702,429
Management fees	836,188
Distribution and Service fees and Transfer Agency fees	298,342
Investments purchased	24,433
Payable upon return of securities loaned	—
Accrued expenses	164,826
Total liabilities	3,334,839

Net Assets:
Paid-in capital	1,717,674,764
Undistributed (distributions in excess of) net investment income (loss)	4,051,115
Accumulated net realized gain	111,846,387
Net unrealized gain	229,306,706
NET ASSETS	$2,062,878,972
Net Assets:
Class A	$324,439,584
Class C	67,749,034
Institutional	746,347,474
Service	69,680,483
Investor	423,578,365
Class P	9,876
Class R	30,614,178
Class R6	400,459,978
Total Net Assets	$2,062,878,972
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	10,584,323
Class C	2,461,531
Institutional	23,550,952
Service	2,310,858
Investor	13,998,185
Class P	312
Class R	1,022,364
Class R6	12,642,207
Net asset value, offering and redemption price per share:(b)
Class A	$30.65
Class C	27.52
Institutional	31.69
Service	30.15
Investor	30.26
Class P	31.67
Class R	29.94
Class R6	31.68

(a)	Includes loaned securities having a market value of $2,786,594, $12,394,650 and $1,452,109 for Small Cap Equity Insights, Small Cap Growth Insights and Small Cap Value Insights Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds is $32.43, $22.90, $27.19, $39.21, $45.48 and $49.87, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Large Cap Value Insights Fund	Small Cap Equity Insights Fund	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund

$434,525,486	$317,730,460	$682,527,487	$195,680,665	$723,035,647
4,657,952	5,751,978	11,800,978	2,510,778	9,431,762
—	2,861,925	12,825,038	1,512,337	—
6,820,102	5,344,759	10,731,402	3,114,163	11,259,497

921,184	195,545	1,916,846	51,539	754,920
345,532	42,481	60,261	34,873	467,277
—	5,114,359	10,137,273	3,676,162	16,658,256
—	—	23,177	—	—
—	2,493	8,782	894	—
62,766	46,663	62,592	49,896	64,555
447,333,022	337,090,663	730,093,836	206,631,307	761,671,914

65,874	67,146	93,585	29,424	113,411

462,233	175,897	779,626	107,039	317,274
189,473	213,369	457,393	132,174	314,828
52,109	39,724	95,424	55,703	175,772
6,894	7,110,588	12,773,571	3,343,349	18,523,877
—	2,861,925	12,825,038	1,512,337	—
102,078	163,128	84,928	103,206	108,328
878,661	10,631,777	27,109,565	5,283,232	19,553,490

418,686,206	284,218,241	593,958,822	174,388,555	621,418,259
196,776	380,513	(570,303)	242,348	2,209,750
11,262,465	11,327,910	29,197,534	8,340,282	43,710,100
16,308,914	30,532,221	80,398,218	18,376,890	74,780,315
$446,454,361	$326,458,885	$702,984,271	$201,348,075	$742,118,424

$62,726,784	$41,284,875	$78,876,527	$100,131,242	$281,489,077
11,513,968	9,024,592	10,198,208	16,317,445	28,452,884
90,950,539	129,397,815	278,665,904	71,945,625	321,907,404
8,828,712	1,254,061	—	—	6,322,289
47,091,983	7,637,654	257,759,874	5,231,807	49,435,272
9,881	9,801	9,760	9,902	9,892
5,671,810	14,338,778	16,055,112	1,584,769	50,895,816
219,660,684	123,511,309	61,418,886	6,127,285	3,605,790
$446,454,361	$326,458,885	$702,984,271	$201,348,075	$742,118,424

2,899,092	1,606,967	2,128,975	2,329,859	5,973,038
537,138	405,149	352,389	527,102	670,628
4,207,338	4,852,929	6,443,560	1,273,457	6,624,491
406,449	49,554	—	—	134,951
2,183,513	299,043	6,795,657	122,214	1,062,557
457	368	226	175	204
263,792	569,841	449,024	37,420	1,101,117
10,164,068	4,631,844	1,419,618	108,465	74,249

$21.64	$25.69	$37.05	$42.98	$47.13
21.44	22.27	28.94	30.96	42.43
21.62	26.66	43.25	56.50	48.59
21.72	25.31	—	—	46.85
21.57	25.54	37.93	42.81	46.52
21.61	26.67	43.27	56.49	48.56
21.50	25.16	35.76	42.35	46.22
21.61	26.67	43.26	56.49	48.56

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Operations

For the Six Months Ended April 30, 2018 (Unaudited)

Large Cap Growth Insights Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $0, $0, $519, $0, $688 and $0)	$12,502,703
Dividends — affiliated issuers	136,318
Securities lending income — affiliated issuer	826
Total investment income	12,639,847

Expenses:
Management fees	4,955,422
Distribution and Service fees(a)	819,477
Transfer Agency fees(a)	967,612
Professional fees	51,972
Custody, accounting and administrative services	3,573
Printing and mailing costs	89,110
Trustee fees	10,873
Service Share fees — Service Plan	88,026
Service Share fees — Shareholder Administration Plan	88,026
Other	49,223
Total expenses	7,123,314
Less — expense reductions	(181,960)
Net expenses	6,941,354
NET INVESTMENT INCOME (LOSS)	5,698,493

Realized and unrealized gain (loss):
Net realized gain from:
Investments — unaffiliated issuers	111,408,015
Futures contracts	2,751,036
Net change in unrealized gain (loss) on:
Investments	(11,078,317)
Futures contracts	(1,830,056)
Net realized and unrealized gain	101,250,678
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$106,949,171

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P(b)	Class R	Class R6
Large Cap Growth Insights	$406,426	$334,917	$78,134	$292,627	$60,285	$169,955	$14,084	$363,751	$—	$28,128	$38,782
Large Cap Value Insights	78,812	57,549	13,878	56,744	10,359	38,918	1,722	35,954	—	4,996	14,724
Small Cap Equity Insights	51,892	46,532	36,875	37,362	8,376	37,175	205	4,016	—	13,275	8,481
Small Cap Growth Insights	99,028	50,165	35,536	71,300	9,030	52,648	—	202,525	—	12,793	7,727
Small Cap Value Insights	125,574	83,270	4,193	90,414	14,989	12,174	—	4,704	—	1,510	786
U.S. Equity Insights	353,084	144,959	135,163	254,220	26,093	58,391	1,367	41,719	—	48,658	491

(b)	Commenced operations April 16, 2018.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Large Cap Value Insights Fund	Small Cap Equity Insights Fund	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund

$4,123,639	$1,945,000	$2,518,255	$1,613,851	$5,844,503
36,685	20,718	57,553	13,552	49,258
218	34,890	140,447	9,704	33
4,160,542	2,000,608	2,716,255	1,637,107	5,893,794

1,095,690	1,253,885	2,573,015	760,536	1,856,251
150,239	135,299	184,729	213,037	633,206
163,417	108,890	356,023	124,577	430,939
49,892	49,892	52,350	51,962	51,960
30,842	2,452	24,213	11,638	7,945
25,204	21,606	117,699	30,695	54,929
9,118	8,983	9,341	8,846	9,442
10,761	1,282	—	—	8,547
10,761	1,282	—	—	8,547
7,405	11,750	38,877	26,469	31,467
1,553,329	1,595,321	3,356,247	1,227,760	3,093,233
(120,355)	(91,118)	(278,161)	(127,673)	(147,723)
1,432,974	1,504,203	3,078,086	1,100,087	2,945,510
2,727,568	496,405	(361,831)	537,020	2,948,284

10,991,276	11,378,928	29,817,705	8,346,533	43,726,444
565,217	151,544	924,480	326,711	686,381

(1,225,900)	(277,321)	2,884,268	(2,040,828)	(15,657,766)
(383,227)	(152,508)	(852,373)	(260,886)	(660,002)
9,947,366	11,100,643	32,774,080	6,371,530	28,095,057
$12,674,934	$11,597,048	$32,412,249	$6,908,550	$31,043,341

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets

	Large Cap Growth Insights Fund
	For the Six Months Ended April 30, 2018 (Unaudited)	For the Fiscal Year Ended October 31, 2017
From operations:
Net investment income	$5,698,493	$7,960,098
Net realized gain	114,159,051	113,581,156
Net change in unrealized gain (loss)	(12,908,373)	229,840,094
Net increase in net assets resulting from operations	106,949,171	351,381,348

Distributions to shareholders:
From net investment income
Class A Shares	(809,713)	(1,237,586)
Class C Shares	—	—
Institutional Shares	(5,450,085)	(3,993,399)
Service Shares	(253,590)	(83,880)
Investor Shares	(2,093,893)	(508,915)
Class P Shares(a)	—	—
Class R Shares	(16,516)	(70,878)
Class R6 Shares	(907,923)	(117,502)
From net realized gains
Class A Shares	(13,388,524)	—
Class C Shares	(2,987,929)	—
Institutional Shares	(37,141,845)	—
Service Shares	(2,915,814)	—
Investor Shares	(16,248,649)	—
Class P Shares(a)	—	—
Class R Shares	(1,315,655)	—
Class R6 Shares	(5,657,032)	—
Total distributions to shareholders	(89,187,168)	(6,012,160)

From share transactions:
Proceeds from sales of shares	602,883,873	1,212,021,021
Reinvestment of distributions	79,836,761	5,487,280
Cost of shares redeemed	(511,699,060)	(529,881,680)
Net increase (decrease) in net assets resulting from share transactions	171,021,574	687,626,621
TOTAL INCREASE (DECREASE)	188,783,577	1,032,995,809

Net assets:
Beginning of period	1,874,095,395	841,099,586
End of period	$2,062,878,972	$1,874,095,395
Undistributed (distributions in excess of) net investment income	$4,051,115	$7,884,342

(a)	Commenced operations April 16, 2018.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Large Cap Value Insights Fund		Small Cap Equity Insights Fund
For the Six Months Ended April 30, 2018 (Unaudited)	For the Fiscal Year Ended October 31, 2017	For the Six Months Ended April 30, 2018 (Unaudited)	For the Fiscal Year Ended October 31, 2017

$2,727,568	$7,443,780	$496,405	$1,167,860
11,556,493	64,155,237	11,530,472	29,813,457
(1,609,127)	21,198,767	(429,829)	31,177,220
12,674,934	92,797,784	11,597,048	62,158,537

(340,586)	(940,133)	—	(97,192)
(22,549)	(91,588)	—	—
(1,394,923)	(5,996,741)	(640,783)	(1,223,631)
(41,642)	(108,847)	—	(1,402)
(263,576)	(423,614)	(3,431)	(52,520)
—	—	—	—
(24,403)	(52,750)	—	(13,506)
(738,887)	(845)	(999)	(277)

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
(2,826,566)	(7,614,518)	(645,213)	(1,388,528)

309,092,689	121,316,875	165,668,952	118,589,838
2,720,585	7,397,342	640,255	1,367,531
(254,929,941)	(268,232,894)	(152,487,273)	(117,654,373)
56,883,333	(139,518,677)	13,821,934	2,302,996
66,731,701	(54,335,411)	24,773,769	63,073,005

379,722,660	434,058,071	301,685,116	238,612,111
$446,454,361	$379,722,660	$326,458,885	$301,685,116
$196,776	$295,774	$380,513	$529,321

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets (continued)

	Small Cap Growth Insights Fund
	For the Six Months Ended April 30, 2018 (Unaudited)	For the Fiscal Year Ended October 31, 2017
From operations:
Net investment income (loss)	$(361,831)	$(16,983)
Net realized gain	30,742,185	24,881,776
Net change in unrealized gain (loss)	2,031,895	74,581,013
Net increase in net assets resulting from operations	32,412,249	99,445,806

Distributions to shareholders:
From net investment income
Class A Shares	(31)	—
Class C Shares	—	—
Institutional Shares	—	(215,269)
Service Shares	—	—
Investor Shares	—	(165,943)
Class P Shares(a)	—	—
Class R Shares	—	—
Class R6 Shares	—	(17,101)
From net realized gains
Class A Shares	(3,251,706)	—
Class C Shares	(521,416)	—
Institutional Shares	(9,557,173)	—
Service Shares	—	—
Investor Shares	(8,261,586)	—
Class P Shares(a)	—	—
Class R Shares	(567,593)	—
Class R6 Shares	(1,567,068)	—
Total distributions to shareholders	(23,726,573)	(398,313)

From share transactions:
Proceeds from sales of shares	166,494,275	410,435,969
Reinvestment of distributions	22,652,616	357,428
Cost of shares redeemed	(94,882,194)	(131,852,818)
Net increase (decrease) in net assets resulting from share transactions	94,264,697	278,940,579
TOTAL INCREASE (DECREASE)	102,950,373	377,988,072

Net assets:
Beginning of period	600,033,898	222,045,826
End of period	$702,984,271	$600,033,898
Undistributed (distributions in excess of) net investment income (loss)	$(570,303)	$(208,441)

(a)	Commenced operations April 16, 2018.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Small Cap Value Insights Fund		U.S. Equity Insights Fund
For the Six Months Ended April 30, 2018 (Unaudited)	For the Fiscal Year Ended October 31, 2017	For the Six Months Ended April 30, 2018 (Unaudited)	For the Fiscal Year Ended October 31, 2017

$537,020	$1,031,101	$2,948,284	$7,054,674
8,673,244	18,330,510	44,412,825	60,219,067
(2,301,714)	13,872,348	(16,317,768)	71,055,193
6,908,550	33,233,959	31,043,341	138,328,934

(406,735)	(617,358)	(2,715,807)	(1,901,340)
—	(42,467)	(88,290)	(13,485)
(339,987)	(358,224)	(3,484,320)	(2,041,814)
—	—	(64,497)	(42,934)
(34,619)	(49,629)	(567,893)	(216,480)
—	—	—	—
—	(31,204)	(480,854)	(175,187)
(29,742)	(91)	(37,980)	(1,127)

(10,280,836)	(3,697,883)	(24,270,701)	(8,414,369)
(2,305,227)	(812,978)	(2,769,317)	(1,145,513)
(4,424,518)	(1,012,988)	(22,262,774)	(6,017,503)
—	—	(601,122)	(185,727)
(553,267)	(192,503)	(3,936,754)	(647,912)
—	—	—	—
(177,610)	(241,746)	(4,612,564)	(1,048,717)
(377,526)	(346)	(234,149)	(3,121)
(18,930,067)	(7,057,417)	(66,127,022)	(21,855,229)

28,847,708	74,838,850	130,566,617	162,634,133
18,382,160	6,806,909	63,915,868	20,897,271
(21,073,209)	(56,458,736)	(77,436,105)	(154,299,884)
26,156,659	25,187,023	117,046,380	29,231,520
14,135,142	51,363,565	81,962,699	145,705,225

187,212,933	135,849,368	660,155,725	514,450,500
$201,348,075	$187,212,933	$742,118,424	$660,155,725
$242,348	$516,411	$2,209,750	$6,701,107

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2018 - A	$30.36	$0.05		$1.61	$1.66	$(0.08)	$(1.29)	$(1.37)
2018 - C	27.42	(0.06)		1.45	1.39	—	(1.29)	(1.29)
2018 - Institutional	31.39	0.12		1.65	1.77	(0.18)	(1.29)	(1.47)
2018 - Service	29.94	0.03		1.58	1.61	(0.11)	(1.29)	(1.40)
2018 - Investor	30.03	0.09		1.59	1.68	(0.16)	(1.29)	(1.45)
2018 - P (Commenced April 16, 2018)	32.07	—	(e)	(0.40)	(0.40)	—	—	—
2018 - R	29.67	0.01		1.57	1.58	(0.02)	(1.29)	(1.31)
2018 - R6	31.38	0.11		1.67	1.78	(0.19)	(1.29)	(1.48)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - A	23.44	0.10		6.93	7.03	(0.11)	—	(0.11)
2017 - C	21.23	(0.09)		6.28	6.19	—	—	—
2017 - Institutional	24.21	0.22		7.15	7.37	(0.19)	—	(0.19)
2017 - Service	23.15	0.04		6.88	6.92	(0.13)	—	(0.13)
2017 - Investor(g)	23.19	0.16		6.86	7.02	(0.18)	—	(0.18)
2017 - R	22.93	0.04		6.78	6.82	(0.08)	—	(0.08)
2017 - R6	24.21	0.21		7.16	7.37	(0.20)	—	(0.20)
2016 - A	23.13	0.11		0.33	0.44	(0.13)	—	(0.13)
2016 - C	21.02	(0.05)		0.30	0.25	(0.04)	—	(0.04)
2016 - Institutional	23.86	0.21		0.34	0.55	(0.20)	—	(0.20)
2016 - Service	22.89	0.08		0.33	0.41	(0.15)	—	(0.15)
2016 - Investor(g)	22.88	0.17		0.32	0.49	(0.18)	—	(0.18)
2016 - R	22.71	0.05		0.32	0.37	(0.15)	—	(0.15)
2016 - R6	23.86	0.18		0.38	0.56	(0.21)	—	(0.21)
2015 - A	21.57	0.16		1.55	1.71	(0.15)	—	(0.15)
2015 - C	19.67	(0.01)		1.41	1.40	(0.05)	—	(0.05)
2015 - Institutional	22.22	0.26		1.60	1.86	(0.22)	—	(0.22)
2015 - Service	21.41	0.13		1.55	1.68	(0.20)	—	(0.20)
2015 - Investor(g)	21.36	0.22		1.52	1.74	(0.22)	—	(0.22)
2015 - R	21.25	0.09		1.55	1.64	(0.18)	—	(0.18)
2015 - R6 (Commenced July 31, 2015)	23.90	0.06		(0.10)	(0.04)	—	—	—
2014 - A	18.05	0.12		3.54	3.66	(0.14)	—	(0.14)
2014 - C	16.51	(0.02)		3.23	3.21	(0.05)	—	(0.05)
2014 - Institutional	18.59	0.21		3.62	3.83	(0.20)	—	(0.20)
2014 - Service	17.81	0.18		3.42	3.60	—	—	—
2014 - Investor(g)	17.88	0.14		3.52	3.66	(0.18)	—	(0.18)
2014 - R	17.85	0.07		3.48	3.55	(0.15)	—	(0.15)
2013 - A	14.05	0.21	(f)	3.95	4.16	(0.16)	—	(0.16)
2013 - C	12.88	0.06	(f)	3.65	3.71	(0.08)	—	(0.08)
2013 - Institutional	14.48	0.27	(f)	4.07	4.34	(0.23)	—	(0.23)
2013 - Service	13.88	0.16	(f)	3.93	4.09	(0.16)	—	(0.16)
2013 - Investor(g)	13.95	0.22	(f)	3.93	4.15	(0.22)	—	(0.22)
2013 - R	13.97	0.11	(f)	3.97	4.08	(0.20)	—	(0.20)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.31% of average net assets.
(g)	Effective August 15, 2017, Class IR changed its name to Investor.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$30.65	5.57%	$324,440	0.93	%(d)	0.94	%(d)	0.34	%(d)	84%
27.52	5.18	67,749	1.68	(d)	1.69	(d)	(0.42	)(d)	84
31.69	5.78	746,347	0.54	(d)	0.56	(d)	0.73	(d)	84
30.15	5.49	69,680	1.04	(d)	1.05	(d)	0.23	(d)	84
30.26	5.72	423,578	0.68	(d)	0.69	(d)	0.58	(d)	84
31.67	(1.25)	10	0.52	(d)	0.52	(d)	(0.29	)(d)	84
29.94	5.43	30,614	1.18	(d)	1.19	(d)	0.09	(d)	84
31.68	5.80	400,460	0.53	(d)	0.54	(d)	0.72	(d)	84

30.36	30.11	316,689	0.95		1.10		0.38		196
27.42	29.16	63,500	1.70		1.85		(0.37)		196
31.39	30.63	897,009	0.56		0.70		0.78		196
29.94	30.04	67,450	1.05		1.19		0.17		196
30.03	30.43	365,836	0.70		0.84		0.59		196
29.67	29.81	29,734	1.20		1.35		0.14		196
31.38	30.64	133,877	0.54		0.67		0.74		196
23.44	1.93	254,036	0.96		1.15		0.49		254
21.23	1.18	48,610	1.71		1.90		(0.25)		254
24.21	2.35	448,961	0.56		0.75		0.89		254
23.15	1.82	12,517	1.06		1.26		0.34		254
23.19	2.18	48,133	0.71		0.90		0.74		254
22.93	1.66	20,635	1.21		1.40		0.22		254
24.21	2.38	8,208	0.54		0.74		0.72		254
23.13	7.96	200,634	0.96		1.16		0.72		222
21.02	7.12	49,658	1.71		1.91		(0.05)		222
23.86	8.41	493,322	0.56		0.76		1.13		222
22.89	7.88	3,096	1.06		1.26		0.60		222
22.88	8.21	36,001	0.71		0.91		0.97		222
22.71	7.73	10,660	1.21		1.41		0.39		222
23.86	(0.17)	10	0.54	(d)	0.74	(d)	1.00	(d)	222
21.57	20.41	94,053	0.96		1.20		0.63		234
19.67	19.51	19,448	1.71		1.95		(0.12)		234
22.22	20.88	269,611	0.56		0.80		1.05		234
21.41	20.21	408	1.06		1.30		0.96		234
21.36	20.69	20,793	0.71		0.97		0.68		234
21.25	20.10	535	1.21		1.45		0.37		234
18.05	29.90	74,524	0.95		1.20		1.34	(f)	232
16.51	28.96	14,133	1.70		1.95		0.42	(f)	232
18.59	30.40	289,326	0.55		0.80		1.65	(f)	232
17.81	29.77	1,155	1.05		1.30		1.05	(f)	232
17.88	30.26	784	0.70		0.95		1.40	(f)	232
17.85	29.53	359	1.20		1.46		0.70	(f)	232

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2018 - A	$21.01	$0.11		$0.64	$0.75	$(0.12)
2018 - C	20.82	0.03		0.63	0.66	(0.04)
2018 - Institutional	20.99	0.16		0.63	0.79	(0.16)
2018 - Service	21.09	0.10		0.64	0.74	(0.11)
2018 - Investor	20.94	0.13		0.65	0.78	(0.15)
2018 - P (Commenced April 16, 2018)	21.87	(0.01)		(0.25)	(0.26)	—
2018 - R	20.88	0.09		0.62	0.71	(0.09)
2018 - R6	20.99	0.15		0.63	0.78	(0.16)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - A	17.27	0.27		3.77	4.04	(0.30)
2017 - C	17.12	0.11		3.75	3.86	(0.16)
2017 - Institutional	17.25	0.35		3.77	4.12	(0.38)
2017 - Service	17.34	0.25		3.79	4.04	(0.29)
2017 - Investor	17.22	0.34		3.74	4.08	(0.36)
2017 - R	17.18	0.24		3.73	3.97	(0.27)
2017 - R6	17.25	0.36		3.77	4.13	(0.39)
2016 - A	16.92	0.23		0.33	0.56	(0.21)
2016 - C	16.78	0.10		0.33	0.43	(0.09)
2016 - Institutional	16.91	0.29		0.32	0.61	(0.27)
2016 - Service	16.99	0.21		0.33	0.54	(0.19)
2016 - Investor	16.88	0.26		0.33	0.59	(0.25)
2016 - R	16.84	0.18		0.33	0.51	(0.17)
2016 - R6	16.90	0.29		0.34	0.63	(0.28)
2015 - A	16.86	0.24		0.06	0.30	(0.24)
2015 - C	16.71	0.11		0.07	0.18	(0.11)
2015 - Institutional	16.85	0.31		0.06	0.37	(0.31)
2015 - Service	16.92	0.22		0.07	0.29	(0.22)
2015 - Investor	16.81	0.27		0.08	0.35	(0.28)
2015 - R	16.81	0.18		0.08	0.26	(0.23)
2015 - R6 (Commenced July 31, 2015)	17.23	0.07		(0.32)	(0.25)	(0.08)
2014 - A	14.75	0.16		2.10	2.26	(0.15)
2014 - C	14.63	0.04		2.08	2.12	(0.04)
2014 - Institutional	14.74	0.22		2.11	2.33	(0.22)
2014 - Service	14.81	0.14		2.11	2.25	(0.14)
2014 - Investor	14.72	0.21		2.08	2.29	(0.20)
2014 - R	14.71	0.08		2.13	2.21	(0.11)
2013 - A	11.49	0.25	(e)	3.22	3.47	(0.21)
2013 - C	11.40	0.12	(e)	3.23	3.35	(0.12)
2013 - Institutional	11.48	0.28	(e)	3.25	3.53	(0.27)
2013 - Service	11.54	0.21	(e)	3.26	3.47	(0.20)
2013 - Investor	11.47	0.23	(e)	3.27	3.50	(0.25)
2013 - R	11.46	0.16	(e)	3.28	3.44	(0.19)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from a special dividend which amounted to $0.04 per share and 0.32% of average net assets.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$21.64	3.56%	$62,727	0.95	%(d)	1.01	%(d)	1.05	%(d)	86%
21.44	3.18	11,514	1.70	(d)	1.76	(d)	0.28	(d)	86
21.62	3.75	90,951	0.56	(d)	0.63	(d)	1.44	(d)	86
21.72	3.49	8,829	1.06	(d)	1.12	(d)	0.93	(d)	86
21.57	3.70	47,092	0.70	(d)	0.76	(d)	1.23	(d)	86
21.61	(1.19)	10	0.55	(d)	0.55	(d)	(1.61	)(d)	86
21.50	3.42	5,672	1.20	(d)	1.26	(d)	0.80	(d)	86
21.61	3.72	219,661	0.55	(d)	0.59	(d)	1.37	(d)	86

21.01	23.51	63,848	0.96		1.10		1.37		208
20.82	22.59	10,601	1.71		1.85		0.59		208
20.99	24.02	261,684	0.56		0.70		1.78		208
21.09	23.37	8,403	1.06		1.20		1.28		208
20.94	23.79	29,871	0.71		0.84		1.70		208
20.88	23.19	5,240	1.21		1.34		1.22		208
20.99	24.05	75	0.55		0.67		1.81		208
17.27	3.35	60,942	0.96		1.15		1.36		229
17.12	2.56	13,437	1.71		1.90		0.61		229
17.25	3.69	341,830	0.56		0.75		1.73		229
17.34	3.22	6,014	1.06		1.24		1.27		229
17.22	3.57	9,947	0.71		0.90		1.56		229
17.18	3.08	1,877	1.21		1.40		1.07		229
17.25	3.76	10	0.54		0.74		1.77		229
16.92	1.82	62,150	0.96		1.12		1.39		221
16.78	1.11	15,658	1.71		1.87		0.64		221
16.91	2.24	296,403	0.56		0.72		1.81		221
16.99	1.77	7,271	1.06		1.22		1.29		221
16.88	2.14	5,425	0.71		0.87		1.60		221
16.84	1.56	1,270	1.21		1.37		1.07		221
16.90	(1.41)	10	0.58	(d)	0.74	(d)	1.62	(d)	221
16.86	15.42	62,704	0.96		1.14		1.00		222
16.71	14.50	16,567	1.71		1.89		0.25		222
16.85	15.89	389,534	0.56		0.74		1.39		222
16.92	15.24	6,062	1.06		1.24		0.91		222
16.81	15.62	5,238	0.71		0.88		1.27		222
16.81	15.13	332	1.21		1.39		0.49		222
14.75	30.54	52,993	0.95		1.14		1.95	(e)	221
14.63	29.61	13,723	1.70		1.90		0.91	(e)	221
14.74	31.13	245,662	0.55		0.75		2.21	(e)	221
14.81	30.40	5,061	1.05		1.25		1.64	(e)	221
14.72	30.88	293	0.71		0.91		1.72	(e)	221
14.71	30.25	79	1.20		1.40		1.23	(e)	221

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2018 - A	$24.77	$0.01	$0.91	$0.92	$—
2018 - C	21.56	(0.08)	0.79	0.71	—
2018 - Institutional	25.73	0.05	0.95	1.00	(0.07)
2018 - Service	24.41	(0.01)	0.91	0.90	—
2018 - Investor	24.61	0.03	0.92	0.95	(0.02)
2018 - P (Commenced April 16, 2018)	27.21	(0.01)	(0.53)	(0.54)	—
2018 - R	24.29	(0.03)	0.90	0.87	—
2018 - R6	25.73	0.07	0.95	1.02	(0.08)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - A	19.73	0.04	5.06	5.10	(0.06)
2017 - C	17.25	(0.11)	4.42	4.31	—
2017 - Institutional	20.47	0.13	5.27	5.40	(0.14)
2017 - Service	19.44	0.01	5.00	5.01	(0.04)
2017 - Investor	19.61	0.14	4.99	5.13	(0.13)
2017 - R	19.36	(0.02)	4.98	4.96	(0.03)
2017 - R6	20.47	0.11	5.29	5.40	(0.14)
2016 - A	19.10	0.08	0.58	0.66	(0.03)
2016 - C	16.81	(0.05)	0.49	0.44	—
2016 - Institutional	19.84	0.17	0.57	0.74	(0.11)
2016 - Service	18.82	0.06	0.56	0.62	—
2016 - Investor	19.02	0.09	0.59	0.68	(0.09)
2016 - R	18.78	0.03	0.55	0.58	— (e)
2016 - R6	19.84	0.17	0.58	0.75	(0.12)
2015 - A	18.25	0.03	0.82	0.85	—
2015 - C	16.18	(0.10)	0.73	0.63	—
2015 - Institutional	18.94	0.11	0.86	0.97	(0.07)
2015 - Service	18.00	0.02	0.80	0.82	—
2015 - Investor	18.14	0.06	0.84	0.90	(0.02)
2015 - R	17.98	(0.02)	0.82	0.80	—
2015 - R6 (Commenced July 31, 2015)	20.22	0.02	(0.40)	(0.38)	—
2014 - A	16.86	0.01	1.52	1.53	(0.14)
2014 - C	15.01	(0.11)	1.36	1.25	(0.08)
2014 - Institutional	17.48	0.09	1.57	1.66	(0.20)
2014 - Service	16.64	(0.01)	1.50	1.49	(0.13)
2014 - Investor	16.70	0.08	1.48	1.56	(0.12)
2014 - R	16.67	(0.03)	1.49	1.46	(0.15)
2013 - A	12.93	0.20 (f)	3.75	3.95	(0.02)
2013 - C	11.57	0.06 (f)	3.38	3.44	—
2013 - Institutional	13.42	0.25 (f)	3.91	4.16	(0.10)
2013 - Service	12.78	0.17 (f)	3.72	3.89	(0.03)
2013 - Investor	12.83	0.23 (f)	3.72	3.95	(0.08)
2013 - R	12.81	0.03 (f)	3.86	3.89	(0.03)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Reflects income recognized from special dividends which amounted to $0.13 per share and 0.85% of average net assets.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$25.69	3.71%	$41,285	1.23	%(d)	1.29	%(d)	0.04	%(d)	55%
22.27	3.39	9,025	1.98	(d)	2.04	(d)	(0.71	)(d)	55
26.66	3.93	129,398	0.84	(d)	0.92	(d)	0.40	(d)	55
25.31	3.69	1,254	1.34	(d)	1.39	(d)	(0.05	)(d)	55
25.54	3.86	7,638	0.98	(d)	0.99	(d)	0.25	(d)	55
26.67	(1.98)	10	0.84	(d)	0.84	(d)	(0.97	)(d)	55
25.16	3.62	14,339	1.48	(d)	1.54	(d)	(0.21	)(d)	55
26.67	3.96	123,511	0.83	(d)	0.81	(d)	0.56	(d)	55

24.77	25.87	41,945	1.24		1.43		0.16		137
21.56	24.93	9,439	1.99		2.18		(0.56)		137
25.73	26.44	231,226	0.84		1.03		0.56		137
24.41	25.77	769	1.34		1.53		0.06		137
24.61	26.22	2,684	0.99		1.17		0.60		137
24.29	25.60	15,284	1.49		1.68		(0.10)		137
25.73	26.45	337	0.83		1.02		0.47		137
19.73	3.44	31,733	1.25		1.49		0.43		144
17.25	2.61	12,133	2.00		2.24		(0.32)		144
20.47	3.77	176,644	0.85		1.08		0.84		144
19.44	3.29	651	1.35		1.59		0.31		144
19.61	3.63	7,462	0.99		1.22		0.45		144
19.36	3.11	9,954	1.50		1.74		0.18		144
20.47	3.81	35	0.83		1.06		0.85		144
19.10	4.66	34,680	1.26		1.47		0.15		127
16.81	3.89	14,153	2.01		2.22		(0.60)		127
19.84	5.13	81,067	0.86		1.07		0.57		127
18.82	4.56	959	1.36		1.58		0.12		127
19.02	4.99	1,119	1.01		1.23		0.32		127
18.78	4.45	8,986	1.51		1.72		(0.11)		127
19.84	(1.88)	10	0.86	(d)	1.06	(d)	0.38	(d)	127
18.25	9.16	40,458	1.27		1.51		0.07		130
16.18	8.33	15,348	2.02		2.26		(0.68)		130
18.94	9.58	119,013	0.87		1.11		0.47		130
18.00	9.02	1,769	1.37		1.60		(0.04)		130
18.14	9.39	448	1.02		1.24		0.47		130
17.98	8.83	8,126	1.52		1.76		(0.18)		130
16.86	30.64	42,607	1.26		1.46		1.39	(f)	151
15.01	29.73	16,202	2.01		2.21		0.45	(f)	151
17.48	31.18	134,276	0.86		1.06		1.61	(f)	151
16.64	30.55	2,514	1.36		1.56		1.13	(f)	151
16.70	30.94	1,767	1.01		1.21		1.62	(f)	151
16.67	30.39	7,450	1.51		1.73		0.18	(f)	151

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2018 - A	$36.71	$(0.07)		$1.94		$1.87	$— (d)	$(1.53)	$(1.53)
2018 - C	29.12	(0.16)		1.51		1.35	—	(1.53)	(1.53)
2018 - Institutional	42.53	—	(d)	2.25		2.25	—	(1.53)	(1.53)
2018 - Investor	37.50	(0.02)		1.98		1.96	—	(1.53)	(1.53)
2018 - P (Commenced April 16, 2018)	44.33	(0.02)		(1.04)		(1.06)	—	—	—
2018 - R	35.53	(0.11)		1.87		1.76	—	(1.53)	(1.53)
2018 - R6	42.54	—	(d)	2.25		2.25	—	(1.53)	(1.53)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - A	28.34	(0.07)		8.44		8.37	—	—	—
2017 - C	22.64	(0.25)		6.73		6.48	—	—	—
2017 - Institutional	32.76	0.05		9.79		9.84	(0.07)	—	(0.07)
2017 - Investor	28.93	—	(d)	8.63		8.63	(0.06)	—	(0.06)
2017 - R	27.49	(0.16)		8.20		8.04	—	—	—
2017 - R6	32.78	0.04		9.80		9.84	(0.08)	—	(0.08)
2016 - A	31.15	—	(d)	(0.12	)(f)	(0.12)	—	(2.69)	(2.69)
2016 - C	25.61	(0.16)		(0.12	)(f)	(0.28)	—	(2.69)	(2.69)
2016 - Institutional	35.46	0.13		(0.14	)(f)	(0.01)	—	(2.69)	(2.69)
2016 - Investor	31.68	0.01		(0.07	)(f)	(0.06)	—	(2.69)	(2.69)
2016 - R	30.37	(0.06)		(0.13	)(f)	(0.19)	—	(2.69)	(2.69)
2016 - R6	35.46	0.13		(0.12	)(f)	0.01	—	(2.69)	(2.69)
2015 - A	31.17	(0.10)		1.87		1.77	—	(1.79)	(1.79)
2015 - C	26.12	(0.28)		1.56		1.28	—	(1.79)	(1.79)
2015 - Institutional	35.10	0.02		2.13		2.15	—	(1.79)	(1.79)
2015 - Investor	31.59	(0.04)		1.92		1.88	—	(1.79)	(1.79)
2015 - R	30.51	(0.18)		1.83		1.65	—	(1.79)	(1.79)
2015 - R6 (Commenced July 31, 2015)	36.95	(0.01)		(1.48)		(1.49)	—	—	—
2014 - A	31.10	(0.10)		2.67		2.57	—	(2.50)	(2.50)
2014 - C	26.64	(0.27)		2.25		1.98	—	(2.50)	(2.50)
2014 - Institutional	34.59	0.01		3.00		3.01	—	(2.50)	(2.50)
2014 - Investor	31.41	(0.04)		2.72		2.68	—	(2.50)	(2.50)
2014 - R	30.56	(0.19)		2.64		2.45	—	(2.50)	(2.50)
2013 - A	23.40	0.18	(g)	7.70		7.88	(0.18)	—	(0.18)
2013 - C	20.09	(0.03	)(g)	6.63		6.60	(0.05)	—	(0.05)
2013 - Institutional	26.01	0.29	(g)	8.57		8.86	(0.28)	—	(0.28)
2013 - Investor	23.64	0.18	(g)	7.83		8.01	(0.24)	—	(0.24)
2013 - R	23.08	—	(d)(g)	7.68		7.68	(0.20)	—	(0.20)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for during the period due to the timing of sales and redemptions of Fund shares in relation to the fluctuating market values of the investments of the Fund.
(g)	Reflects income recognized from special dividends which amounted to $0.17 per share and 0.65% of average net assets.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$37.05	5.30%	$78,877	1.20	%(e)	1.31	%(e)	(0.36	)%(e)	54%
28.94	4.88	10,198	1.96	(e)	2.06	(e)	(1.11	)(e)	54
43.25	5.50	278,666	0.84	(e)	0.91	(e)	0.01	(e)	54
37.93	5.43	257,760	0.96	(e)	1.05	(e)	(0.12	)(e)	54
43.27	(2.39)	10	0.84	(e)	0.84	(e)	(0.89	)(e)	54
35.76	5.16	16,055	1.46	(e)	1.55	(e)	(0.61	)(e)	54
43.26	5.47	61,419	0.83	(e)	0.90	(e)	—	(e)	54

36.71	29.53	77,969	1.22		1.40		(0.21)		136
29.12	28.62	9,852	1.97		2.15		(0.95)		136
42.53	30.04	265,199	0.85		1.01		0.13		136
37.50	29.87	192,860	0.96		1.16		0.01		136
35.53	29.25	12,113	1.46		1.66		(0.50)		136
42.54	30.05	42,042	0.83		1.00		0.09		136
28.34	(0.37)	65,195	1.25		1.51		—		139
22.64	(1.14)	7,420	2.00		2.26		(0.74)		139
32.76	0.01	91,248	0.85		1.11		0.40		139
28.93	(0.15)	47,826	1.00		1.23		0.04		139
27.49	(0.63)	3,689	1.50		1.76		(0.21)		139
32.78	0.07	6,667	0.83		1.06		0.40		139
31.15	5.95	43,647	1.26		1.60		(0.33)		145
25.61	5.18	7,964	2.01		2.36		(1.06)		145
35.46	6.39	64,023	0.86		1.20		0.06		145
31.68	6.24	4,683	1.01		1.33		(0.12)		145
30.37	5.67	2,299	1.51		1.85		(0.60)		145
35.46	(4.03)	10	0.85	(e)	1.16	(e)	(0.07	)(e)	145
31.17	8.74	32,390	1.30		1.86		(0.33)		162
26.12	7.96	7,124	2.05		2.61		(1.08)		162
35.10	9.15	30,166	0.90		1.47		0.02		162
31.59	9.02	1,269	1.05		1.62		(0.12)		162
30.51	8.48	847	1.54		2.09		(0.63)		162
31.10	33.98	30,803	1.30		1.93		0.67	(g)	163
26.64	32.92	7,402	2.05		2.68		(0.12	)(g)	163
34.59	34.48	14,171	0.90		1.53		0.96	(g)	163
31.41	34.25	639	1.05		1.71		0.62	(g)	163
30.56	33.60	209	1.55		2.18		(0.01	)(g)	163

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2018 - A	$46.29	$0.11		$1.47	$1.58	$(0.17)	$(4.72)	$(4.89)
2018 - C	34.65	(0.04)		1.07	1.03	—	(4.72)	(4.72)
2018 - Institutional	59.38	0.25		1.92	2.17	(0.33)	(4.72)	(5.05)
2018 - Investor	46.17	0.15		1.48	1.63	(0.27)	(4.72)	(4.99)
2018 - P (Commenced April 16, 2018)	57.05	(0.02)		(0.54)	(0.56)	—	—	—
2018 - R	45.57	0.05		1.45	1.50	—	(4.72)	(4.72)
2018 - R6	59.38	0.25		1.93	2.18	(0.35)	(4.72)	(5.07)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - A	38.86	0.23	(e)	9.04	9.27	(0.25)	(1.59)	(1.84)
2017 - C	29.53	(0.07	)(e)	6.85	6.78	(0.07)	(1.59)	(1.66)
2017 - Institutional	49.35	0.50	(e)	11.53	12.03	(0.41)	(1.59)	(2.00)
2017 - Investor	38.78	0.31	(e)	9.05	9.36	(0.38)	(1.59)	(1.97)
2017 - R	38.32	0.14	(e)	8.89	9.03	(0.19)	(1.59)	(1.78)
2017 - R6	49.35	0.46	(e)	11.56	12.02	(0.40)	(1.59)	(1.99)
2016 - A	38.37	0.28		2.55	2.83	(0.29)	(2.05)	(2.34)
2016 - C	29.75	0.01		1.92	1.93	(0.10)	(2.05)	(2.15)
2016 - Institutional	48.06	0.55		3.23	3.78	(0.44)	(2.05)	(2.49)
2016 - Investor	38.31	0.37		2.54	2.91	(0.39)	(2.05)	(2.44)
2016 - R	37.99	0.20		2.50	2.70	(0.32)	(2.05)	(2.37)
2016 - R6	48.07	0.55		3.23	3.78	(0.45)	(2.05)	(2.50)
2015 - A	38.89	0.30		(0.09)	0.21	(0.14)	(0.59)	(0.73)
2015 - C	30.40	—		(0.06)	(0.06)	—	(0.59)	(0.59)
2015 - Institutional	48.49	0.55		(0.10)	0.45	(0.29)	(0.59)	(0.88)
2015 - Investor	38.84	0.39		(0.10)	0.29	(0.23)	(0.59)	(0.82)
2015 - R	38.50	0.14		(0.04)	0.10	(0.02)	(0.59)	(0.61)
2015 - R6 (Commenced July 31, 2015)	48.87	0.10		(0.90)	(0.80)	—	—	—
2014 - A	35.97	0.15		2.95	3.10	(0.18)	—	(0.18)
2014 - C	28.20	(0.10)		2.31	2.21	(0.01)	—	(0.01)
2014 - Institutional	44.76	0.38		3.67	4.05	(0.32)	—	(0.32)
2014 - Investor	35.92	0.25		2.94	3.19	(0.27)	—	(0.27)
2014 - R	35.62	0.07		2.92	2.99	(0.11)	—	(0.11)
2013 - A	28.75	0.42	(f)	7.12	7.54	(0.32)	—	(0.32)
2013 - C	22.62	0.15	(f)	5.60	5.75	(0.17)	—	(0.17)
2013 - Institutional	35.67	0.69	(f)	8.84	9.53	(0.44)	—	(0.44)
2013 - Investor	28.75	0.49	(f)	7.11	7.60	(0.43)	—	(0.43)
2013 - R	28.54	0.31	(f)	7.09	7.40	(0.32)	—	(0.32)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.20 per share and 0.65% of average net assets.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$42.98	3.73%	$100,131	1.23	%(d)	1.37	%(d)	0.49	%(d)	57%
30.96	3.34	16,317	1.98	(d)	2.12	(d)	(0.26	)(d)	57
56.50	3.92	71,946	0.84	(d)	0.97	(d)	0.88	(d)	57
42.81	3.86	5,232	0.98	(d)	1.12	(d)	0.72	(d)	57
56.49	(0.98)	10	0.84	(d)	0.84	(d)	(1.05	)(d)	57
42.35	3.59	1,585	1.48	(d)	1.62	(d)	0.26	(d)	57
56.49	3.93	6,127	0.83	(d)	0.96	(d)	0.89	(d)	57

46.29	23.98	102,127	1.24		1.49		0.53	(e)	138
34.65	23.09	17,037	1.99		2.24		(0.22	)(e)	138
59.38	24.49	56,191	0.84		1.09		0.90	(e)	138
46.17	24.30	5,695	0.99		1.24		0.72	(e)	138
45.57	23.67	1,621	1.49		1.73		0.33	(e)	138
59.38	24.49	4,542	0.83		1.11		0.83	(e)	138
38.86	7.99	91,210	1.25		1.54		0.78		129
29.53	7.15	15,224	2.00		2.29		0.03		129
49.35	8.41	21,717	0.85		1.14		1.19		129
38.78	8.26	1,925	1.00		1.29		1.02		129
38.32	7.72	5,762	1.50		1.79		0.55		129
49.35	8.41	11	0.84		1.14		1.18		129
38.37	0.53	93,151	1.25		1.52		0.76		133
29.75	(0.21)	16,416	2.00		2.27		0.01		133
48.06	0.93	21,036	0.85		1.12		1.13		133
38.31	0.76	1,774	1.00		1.27		1.00		133
37.99	0.27	4,992	1.51		1.77		0.36		133
48.07	(1.64)	10	0.83	(d)	1.09	(d)	0.83	(d)	133
38.89	8.66	96,094	1.27		1.59		0.41		114
30.40	7.84	18,994	2.02		2.34		(0.34)		114
48.49	9.12	15,973	0.87		1.20		0.81		114
38.84	8.94	1,788	1.02		1.35		0.66		114
38.50	8.40	1,176	1.52		1.84		0.18		114
35.97	26.54	99,381	1.26		1.54		1.32	(f)	141
28.20	25.63	19,416	2.00		2.29		0.58	(f)	141
44.76	27.05	12,204	0.86		1.13		1.74	(f)	141
35.92	26.91	1,310	1.01		1.29		1.53	(f)	141
35.62	26.21	1,154	1.51		1.79		0.96	(f)	141

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2018 - A	$49.73	$0.17	$2.06	$2.23	$(0.45)	$(4.38)	$(4.83)
2018 - C	45.08	(0.01)	1.87	1.86	(0.13)	(4.38)	(4.51)
2018 - Institutional	51.21	0.27	2.12	2.39	(0.63)	(4.38)	(5.01)
2018 - Service	49.47	0.14	2.05	2.19	(0.43)	(4.38)	(4.81)
2018 - Investor	49.22	0.22	2.04	2.26	(0.58)	(4.38)	(4.96)
2018 - P (Commenced April 16, 2018)	49.09	(0.01)	(0.52)	(0.53)	—	—	—
2018 - R	48.89	0.11	2.02	2.13	(0.42)	(4.38)	(4.80)
2018 - R6	51.19	0.27	2.12	2.39	(0.64)	(4.38)	(5.02)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - A	40.76	0.49	10.17	10.66	(0.31)	(1.38)	(1.69)
2017 - C	37.10	0.13	9.25	9.38	(0.02)	(1.38)	(1.40)
2017 - Institutional	41.92	0.70	10.45	11.15	(0.48)	(1.38)	(1.86)
2017 - Service	40.60	0.43	10.14	10.57	(0.32)	(1.38)	(1.70)
2017 - Investor	40.39	0.61	10.05	10.66	(0.45)	(1.38)	(1.83)
2017 - R	40.12	0.37	10.01	10.38	(0.23)	(1.38)	(1.61)
2017 - R6	41.91	0.82	10.33	11.15	(0.49)	(1.38)	(1.87)
2016 - A	41.46	0.38	0.49	0.87	(0.38)	(1.19)	(1.57)
2016 - C	37.88	0.08	0.44	0.52	(0.11)	(1.19)	(1.30)
2016 - Institutional	42.60	0.54	0.52	1.06	(0.55)	(1.19)	(1.74)
2016 - Service	41.37	0.33	0.50	0.83	(0.41)	(1.19)	(1.60)
2016 - Investor	41.13	0.45	0.50	0.95	(0.50)	(1.19)	(1.69)
2016 - R	40.91	0.27	0.49	0.76	(0.36)	(1.19)	(1.55)
2016 - R6	42.60	0.56	0.50	1.06	(0.56)	(1.19)	(1.75)
2015 - A	40.20	0.43	1.12	1.55	(0.29)	—	(0.29)
2015 - C	36.78	0.11	1.03	1.14	(0.04)	—	(0.04)
2015 - Institutional	41.29	0.60	1.16	1.76	(0.45)	—	(0.45)
2015 - Service	40.12	0.36	1.15	1.51	(0.26)	—	(0.26)
2015 - Investor	39.89	0.51	1.13	1.64	(0.40)	—	(0.40)
2015 - R	39.80	0.26	1.18	1.44	(0.33)	—	(0.33)
2015 - R6 (Commenced July 31, 2015)	43.19	0.14	(0.73)	(0.59)	—	—	—
2014 - A	34.52	0.33	5.71	6.04	(0.36)	—	(0.36)
2014 - C	31.63	0.05	5.24	5.29	(0.14)	—	(0.14)
2014 - Institutional	35.44	0.49	5.86	6.35	(0.50)	—	(0.50)
2014 - Service	34.44	0.29	5.71	6.00	(0.32)	—	(0.32)
2014 - Investor	34.26	0.42	5.67	6.09	(0.46)	—	(0.46)
2014 - R	34.16	0.23	5.67	5.90	(0.26)	—	(0.26)
2013 - A	26.80	0.44	7.68	8.12	(0.40)	—	(0.40)
2013 - C	24.59	0.19	7.07	7.26	(0.22)	—	(0.22)
2013 - Institutional	27.51	0.53	7.91	8.44	(0.51)	—	(0.51)
2013 - Service	26.76	0.41	7.65	8.06	(0.38)	—	(0.38)
2013 - Investor	26.62	0.45	7.67	8.12	(0.48)	—	(0.48)
2013 - R	26.58	0.36	7.61	7.97	(0.39)	—	(0.39)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$47.13	4.60%	$281,489	0.95	%(d)	0.99	%(d)	0.70	%(d)	86%
42.43	4.21	28,453	1.70	(d)	1.74	(d)	(0.04	)(d)	86
48.59	4.81	321,907	0.56	(d)	0.60	(d)	1.08	(d)	86
46.85	4.54	6,322	1.06	(d)	1.11	(d)	0.60	(d)	86
46.52	4.74	49,435	0.70	(d)	0.74	(d)	0.95	(d)	86
48.56	(1.08)	10	0.56	(d)	0.56	(d)	(0.27	)(d)	86
46.22	4.48	50,896	1.20	(d)	1.25	(d)	0.46	(d)	86
48.56	4.81	3,606	0.55	(d)	0.59	(d)	1.09	(d)	86

49.73	26.89	278,516	0.96		1.14		1.08		193
45.08	25.93	28,756	1.71		1.89		0.31		193
51.21	27.40	249,034	0.56		0.74		1.50		193
49.47	26.76	6,739	1.06		1.24		0.96		193
49.22	27.21	43,290	0.71		0.89		1.36		193
48.89	26.58	51,263	1.21		1.39		0.84		193
51.19	27.41	2,557	0.55		0.71		1.70		193
40.76	2.25	251,466	0.96		1.18		0.96		213
37.10	1.48	31,377	1.71		1.93		0.21		213
41.92	2.66	177,412	0.56		0.78		1.33		213
40.60	2.15	5,473	1.06		1.28		0.83		213
40.39	2.48	18,322	0.71		0.93		1.13		213
40.12	1.99	30,341	1.21		1.43		0.70		213
41.91	2.66	60	0.55		0.77		1.36		213
41.46	3.86	272,738	0.96		1.17		1.04		224
37.88	3.09	37,811	1.71		1.92		0.28		224
42.60	4.27	121,863	0.56		0.77		1.42		224
41.37	3.75	3,344	1.06		1.27		0.86		224
41.13	4.12	4,615	0.71		0.92		1.24		224
40.91	3.58	27,685	1.21		1.42		0.64		224
42.60	(1.37)	10	0.55	(d)	0.74	(d)	1.37	(d)	224
40.20	17.67	275,574	0.97		1.21		0.88		222
36.78	16.80	36,503	1.72		1.96		0.13		222
41.29	18.14	105,300	0.57		0.81		1.27		222
40.12	17.57	1,132	1.07		1.31		0.78		222
39.89	17.98	1,003	0.72		0.96		1.13		222
39.80	17.42	457	1.22		1.46		0.63		222
34.52	30.75	256,626	0.95		1.21		1.46		203
31.63	29.78	34,143	1.70		1.96		0.70		203
35.44	31.27	64,809	0.56		0.82		1.70		203
34.44	30.57	1,020	1.05		1.31		1.37		203
34.26	31.06	546	0.71		0.97		1.48		203
34.16	30.42	343	1.20		1.46		1.19		203

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements

April 30, 2018 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights and U.S. Equity Insights	A, C, Institutional, Service, Investor, P*, R and R6	Diversified
Small Cap Growth Insights and Small Cap Value Insights	A, C, Institutional, Investor, P*, R and R6	Diversified

*	Commenced operations on April 16, 2018.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Large Cap Value Insights	Quarterly	Annually
Large Cap Growth Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Government Money Market Fund’s accounting policies and investment holdings, please see the Government Money Market Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third-party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for the valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2018:

LARGE CAP GROWTH INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$36,386,804	$—	$—
North America	1,971,675,647	—	—
Investment Company	23,211,669	—	—
Total	$2,031,274,120	$—	$—

Derivative Type
Liabilities(b)
Futures Contracts	$(1,795,490)	$—	$—

LARGE CAP VALUE INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$13,513,844	$—	$—
North America	421,011,642	—	—
Investment Company	4,657,952	—	—
Total	$439,183,438	$—	$—

Derivative Type
Liabilities(b)
Futures Contracts	$(383,227)	$—	$—

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SMALL CAP EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$45,108	$—	$—
Europe	800,085	—	—
North America	316,885,267	—	—
Investment Company	5,751,978	—	—
Securities Lending Reinvestment Vehicle	2,861,925	—	—
Total	$326,344,363	$—	$—

Derivative Type
Liabilities(b)
Futures Contracts	$(152,508)	$—	$—

SMALL CAP GROWTH INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$329,719	$—	$—
Europe	140,736	—	—
North America	681,967,404	—	89,628
Investment Company	11,800,978	—	—
Securities Lending Reinvestment Vehicle	12,825,038	—	—
Total	$707,063,875	$—	$89,628

Derivative Type
Liabilities(b)
Futures Contracts	$(356,413)	$—	$—

SMALL CAP VALUE INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$208,722	$—	$—
North America	195,471,943	—	—
Investment Company	2,510,778	—	—
Securities Lending Reinvestment Vehicle	1,512,337	—	—
Total	$199,703,780	$—	$—

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SMALL CAP VALUE INSIGHTS (continued)

Derivative Type	Level 1	Level 2	Level 3
Liabilities(b)
Futures Contracts	$(112,098)	$—	$—

U.S. EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$11,034,061	$—	$—
North America	712,001,586	—	—
Investment Company	9,431,762	—	—
Total	$732,467,409	$—	$—

Derivative Type
Liabilities(b)
Futures Contracts	$(660,002)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of April 30, 2018. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Risk	Fund	Statement of Assets and Liabilities	Liabilities(a)
Equity	Large Cap Growth Insights	Variation Margin on Futures Contracts	$(1,795,490)
Equity	Large Cap Value Insights	Variation Margin on Futures Contracts	(383,227)
Equity	Small Cap Equity Insights	Variation Margin on Futures Contracts	(152,508)
Equity	Small Cap Growth Insights	Variation Margin on Futures Contracts	(356,413)
Equity	Small Cap Value Insights	Variation Margin on Futures Contracts	(112,098)
Equity	U.S. Equity Insights	Variation Margin on Futures Contracts	(660,002)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of April 30, 2018 is reported within the Statements of Assets and Liabilities.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Risk	Fund	Net Realized Gain (Loss) from Futures Contracts	Net Change in Unrealized Gain (Loss) on Futures Contracts	Average Number of Contracts(a)
Equity	Large Cap Growth Insights	$2,751,036	$(1,830,056)	253
Equity	Large Cap Value Insights	565,217	(383,227)	45
Equity	Small Cap Equity Insights	151,544	(152,508)	82
Equity	Small Cap Growth Insights	924,480	(852,373)	126
Equity	Small Cap Value Insights	326,711	(260,886)	39
Equity	U.S. Equity Insights	686,381	(660,002)	84

(a)	Average number of contracts is based on the month end balances for the six months ended April 30, 2018.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended April 30, 2018, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Large Cap Growth Insights	0.52%	0.47%	0.44%	0.44%	0.43%	0.49%	0.49%
Large Cap Value Insights	0.52	0.47	0.44	0.44	0.43	0.52	0.52
Small Cap Equity Insights	0.80	0.80	0.72	0.68	0.67	0.80	0.80
Small Cap Growth Insights	0.80	0.80	0.72	0.68	0.67	0.80	0.80
Small Cap Value Insights	0.80	0.80	0.72	0.68	0.67	0.80	0.80
U.S. Equity Insights	0.52	0.47	0.44	0.44	0.43	0.52	0.52

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds invest in Institutional Shares of the Government Money Market Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest, except those management fees it earns from the Portfolio’s investment of cash collateral received in connection with securities lending transactions in the Government Money Market Fund. For the six months ended April 30, 2018, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived
Large Cap Growth Insights	$17,154
Large Cap Value Insights	4,435
Small Cap Equity Insights	2,686
Small Cap Growth Insights	7,021
Small Cap Value Insights	1,738
U.S. Equity Insights	6,120

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds as set forth below.

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*	Service Shares
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended April 30, 2018, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Large Cap Growth Insights	$32,986	$—
Large Cap Value Insights	7,559	373
Small Cap Equity Insights	2,721	96
Small Cap Growth Insights	1,349	—
Small Cap Value Insights	2,301	1
U.S. Equity Insights	11,548	192

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C or Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Effective February 28, 2017, Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.04% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the Goldman Sachs Small Cap Growth Insights Fund. This arrangement was in effect at the start of fiscal year and discontinued as of February 28, 2018.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.004%. These Other Expense limitations will remain in place through at least February 28, 2019 for Class A, Class C, Institutional, Service, Investor, Class R and Class R6 Shares, and through at least April 16, 2019 for Class P Shares, and prior to such dates, GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended April 30, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers/ Credits	Other Expense Reimbursements	Total Expense Reductions
Large Cap Growth Insights	$17,154	$182	$164,624	$181,960
Large Cap Value Insights	4,435	25	115,895	120,355
Small Cap Equity Insights	2,686	16	88,416	91,118
Small Cap Growth Insights	7,021	41,525	229,615	278,161
Small Cap Value Insights	1,738	128	125,807	127,673
U.S. Equity Insights	6,120	139	141,464	147,723

G.  Line of Credit Facility — As of April 30, 2018, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2018, the Funds did not have any borrowings under the facility. The facility was decreased to $770,000,000 effective May 1, 2018.

H.  Other Transactions with Affiliates — For the six months ended April 30, 2018, Goldman Sachs earned $743, $454, $266, $457, $94 and $370 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds, respectively.

As of April 30, 2018, the following Goldman Sachs Fund of Funds Portfolios and Goldman Sachs Global Tax-Aware Equity Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Balanced Strategy	Goldman Sachs Equity Growth Strategy	Goldman Sachs Growth Strategy	Goldman Sachs Equity Growth and Strategy	Goldman Sachs Enhanced Dividend Global Equity
Large Cap Value Insights	5%	10%	18%	17%	—%
Small Cap Equity Insights	—	7	10	—	16

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of April 30, 2018, The Goldman Sachs Group, Inc. was the beneficial owner of 100% of outstanding Class P Shares of Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds.

The following table provides information about the Funds’ investments in the Government Money Market Fund as of and for the six months ended April 30, 2018:

Fund	Market Value as of October 31, 2017	Purchased at Cost	Proceeds from Sales	Market Value as of April 30, 2017	Shares as of April 30, 2018	Dividend Income from Affiliated Investment Companies
Large Cap Growth Insights	$2,014,724	$148,223,628	$(127,026,683)	$23,211,669	23,211,669	$136,318
Large Cap Value Insights	—	76,592,273	(71,934,321)	4,657,952	4,657,952	36,685
Small Cap Equity Insights	1,888,255	35,110,026	(31,246,303)	5,751,978	5,751,978	20,718
Small Cap Growth Insights	6,845,839	90,952,983	(85,997,844)	11,800,978	11,800,978	57,553
Small Cap Value Insights	2,138,517	22,921,677	(22,549,416)	2,510,778	2,510,778	13,552
U.S. Equity Insights	7,537	86,677,388	(77,253,163)	9,431,762	9,431,762	49,258

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2018 were as follows:

Fund	Purchases	Sales and Maturities
Large Cap Growth Insights	$1,703,261,222	$1,640,795,708
Large Cap Value Insights	406,479,324	355,931,495
Small Cap Equity Insights	181,031,475	169,274,607
Small Cap Growth Insights	409,414,427	341,492,400
Small Cap Value Insights	114,339,386	106,155,336
U.S. Equity Insights	646,341,452	599,651,293

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

7. SECURITIES LENDING (continued)

of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Government Money Market Fund, an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% (prior to February 21, 2018, GSAM may have received a management fee of up to 0.205%) on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of April 30, 2018 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable. The Large Cap Growth Insights, Large Cap Value Insights, and U.S. Equity Insights Funds did not have securities on loan as of April 30, 2018.

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the six months ended April 30, 2018, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Period Ended April 30, 2018		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of April 30, 2018
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Large Cap Growth Insights	$92	$15	$—
Large Cap Value Insights	24	—	—
Small Cap Equity Insights	3,854	5,405	230,325
Small Cap Growth Insights	15,437	9,870	1,921,200
Small Cap Value Insights	1,069	2,476	38,000
U.S. Equity Insights	4	—	—

The following table provides information about the Funds’ investments in the Government Money Market Fund for the six months ended April 30, 2018:

Fund	Beginning Value as of October 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of April 30, 2018
Large Cap Growth Insights	$—	$13,035,500	$(13,035,500)	$—
Large Cap Value Insights	—	4,244,500	(4,244,500)	—
Small Cap Equity Insights	3,814,124	21,898,736	(22,850,935)	2,861,925
Small Cap Growth Insights	9,975,846	54,969,585	(52,120,393)	12,825,038
Small Cap Value Insights	1,754,725	10,538,392	(10,780,780)	1,512,337
U.S. Equity Insights	—	3,410,900	(3,410,900)	—

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, October 31, 2017, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S Equity Insights
Timing differences (Qualified Late Year Ordinary Loss Deferrals):	$—	$—	$—	$(218,113)	$—	$—

As of April 30, 2018, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Tax Cost	$1,802,480,515	$422,668,739	$295,852,148	$627,932,603	$181,542,497	$657,684,806
Gross unrealized gain	275,328,279	32,566,326	42,085,593	100,254,963	125,134,242	93,700,803
Gross unrealized loss	(46,534,674)	(16,051,627)	(11,593,378)	(21,034,063)	(106,972,959)	(18,918,200)
Net unrealized gain	228,793,605	16,514,699	30,492,215	79,220,900	18,161,283	74,782,603

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, and differences in the tax treatment of underlying fund investments and real estate investment trusts.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

9. OTHER RISKS (continued)

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Large Cap Growth Insights Fund

	For the Six Months Ended April 30, 2018 (Unaudited)		For the Fiscal Year Ended October 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,594,586	$49,119,902	5,156,133	$135,665,162
Reinvestment of distributions	368,877	11,027,208	42,896	1,054,814
Shares redeemed	(1,809,186)	(55,777,691)	(5,606,697)	(147,687,466)
	154,277	4,369,419	(407,668)	(10,967,490)
Class C Shares
Shares sold	332,880	9,217,542	706,134	16,925,441
Reinvestment of distributions	93,096	2,498,705	—	—
Shares redeemed	(279,922)	(7,731,153)	(679,932)	(16,427,926)
	146,054	3,985,094	26,202	497,515
Institutional Shares
Shares sold	4,729,529	151,212,469	19,993,972	549,427,327
Reinvestment of distributions	1,221,475	37,829,628	146,880	3,721,935
Shares redeemed	(10,975,085)	(339,315,615)	(10,111,072)	(283,638,805)
	(5,024,081)	(150,273,518)	10,029,780	269,510,457
Service Shares
Shares sold	317,142	9,635,346	2,147,028	58,878,257
Reinvestment of distributions	106,775	3,145,083	2,689	65,256
Shares redeemed	(366,155)	(11,040,032)	(437,214)	(11,689,352)
	57,762	1,740,397	1,712,503	47,254,161
Investor Shares
Shares sold	3,345,442	101,757,810	12,034,053	319,213,183
Reinvestment of distributions	620,319	18,342,393	20,951	508,700
Shares redeemed	(2,147,923)	(65,220,212)	(1,950,131)	(52,002,689)
	1,817,838	54,879,991	10,104,873	267,719,194
Class P Shares(a)
Shares sold	312	10,005	—	—
Shares redeemed	—	(5)	—	—
	312	10,000	—	—
Class R Shares
Shares sold	191,329	5,722,229	554,938	14,366,418
Reinvestment of distributions	14,724	429,404	792	19,073
Shares redeemed	(185,854)	(5,594,165)	(453,392)	(11,967,082)
	20,199	557,468	102,338	2,418,409
Class R6 Shares
Shares sold	9,006,117	276,208,570	4,149,527	117,545,233
Reinvestment of distributions	212,022	6,564,340	4,639	117,502
Shares redeemed	(841,881)	(27,020,187)	(227,276)	(6,468,360)
	8,376,258	255,752,723	3,926,890	111,194,375
NET INCREASE (DECREASE)	5,548,619	$171,021,574	25,494,918	$687,626,621

(a)	Commenced operations on April 16, 2018.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Large Cap Value Insights Fund				Small Cap Equity Insights Fund
For the Six Months Ended April 30, 2018 (Unaudited)		For the Fiscal Year Ended October 31, 2017		For the Six Months Ended April 30, 2018 (Unaudited)		For the Fiscal Year Ended October 31, 2017
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

490,798	$10,714,015	938,642	$18,325,585	112,668	$2,873,018	704,895	$16,033,151
13,850	299,526	41,408	831,300	—	—	3,894	89,903
(644,711)	(14,135,094)	(1,470,486)	(28,520,531)	(199,168)	(5,062,753)	(624,039)	(14,181,081)
(140,063)	(3,121,553)	(490,436)	(9,363,646)	(86,500)	(2,189,735)	84,750	1,941,973

95,546	2,060,125	155,187	3,005,263	21,896	482,004	137,899	2,725,601
1,000	21,494	4,317	86,981	—	—	—	—
(68,586)	(1,482,943)	(435,318)	(8,416,740)	(54,639)	(1,204,580)	(403,390)	(7,999,719)
27,960	598,676	(275,814)	(5,324,496)	(32,743)	(722,576)	(265,491)	(5,274,118)

2,539,266	56,418,959	3,634,705	70,136,767	1,100,212	29,199,386	3,733,505	88,306,553
61,304	1,335,573	296,835	5,903,889	24,305	635,825	50,681	1,211,288
(10,858,540)	(228,197,113)	(11,277,388)	(221,248,461)	(5,259,207)	(134,334,675)	(3,424,030)	(80,667,613)
(8,257,970)	(170,442,581)	(7,345,848)	(145,207,805)	(4,134,690)	(104,499,464)	360,156	8,850,228

54,634	1,194,478	126,977	2,490,712	21,073	540,622	20,415	463,044
1,917	41,587	5,367	108,696	—	—	24	557
(48,526)	(1,050,108)	(80,809)	(1,578,770)	(3,001)	(74,698)	(22,418)	(501,963)
8,025	185,957	51,535	1,020,638	18,072	465,924	(1,979)	(38,362)

837,378	18,414,226	1,221,228	23,843,819	225,416	5,754,386	179,915	4,058,493
12,247	263,255	20,975	422,970	137	3,431	2,293	52,520
(92,408)	(2,015,774)	(393,594)	(7,748,706)	(35,574)	(891,348)	(453,613)	(10,078,212)
757,217	16,661,707	848,609	16,518,083	189,979	4,866,469	(271,405)	(5,967,199)

457	10,005	—	—	368	10,005	—	—
—	(5)	—	—	—	(5)	—	—
457	10,000	—	—	368	10,000	—	—

79,296	1,732,822	175,752	3,454,830	106,837	2,683,239	302,315	6,719,996
997	21,383	2,106	42,661	—	—	572	12,986
(67,421)	(1,474,189)	(36,231)	(719,513)	(166,258)	(4,164,429)	(187,672)	(4,209,761)
12,872	280,016	141,627	2,777,978	(59,421)	(1,481,190)	115,215	2,523,221

10,429,985	218,548,059	2,971	59,899	4,873,449	124,126,292	12,053	283,000
34,832	737,767	41	845	38	999	12	277
(304,346)	(6,574,715)	(8)	(173)	(254,758)	(6,754,785)	(674)	(16,024)
10,160,471	212,711,111	3,004	60,571	4,618,729	117,372,506	11,391	267,253
2,568,969	$56,883,333	(7,067,323)	$(139,518,677)	513,794	$13,821,934	32,637	$2,302,996

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small Cap Growth Insights Fund

	For the Six Months Ended April 30, 2018 (Unaudited)		For the Fiscal Year Ended October 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	388,553	$14,368,400	1,136,249	$37,199,052
Reinvestment of distributions	89,749	3,166,328	—	—
Shares redeemed	(473,037)	(17,367,161)	(1,313,240)	(42,282,750)
	5,265	167,567	(176,991)	(5,083,698)
Class C Shares
Shares sold	29,532	851,876	102,607	2,660,555
Reinvestment of distributions	18,384	508,120	—	—
Shares redeemed	(33,893)	(967,394)	(91,970)	(2,394,250)
	14,023	392,602	10,637	266,305
Institutional Shares
Shares sold	1,191,440	51,444,151	4,659,005	177,869,765
Reinvestment of distributions	211,110	8,682,959	4,666	174,384
Shares redeemed	(1,195,204)	(50,617,204)	(1,212,399)	(46,266,257)
	207,346	9,509,906	3,451,272	131,777,892
Service Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
	—	—	—	—
Investor Shares
Shares sold	1,926,281	72,846,467	4,505,011	149,045,196
Reinvestment of distributions	228,916	8,261,586	5,030	165,943
Shares redeemed	(501,792)	(18,987,417)	(1,020,946)	(34,220,908)
	1,653,405	62,120,636	3,489,095	114,990,231
Class P Shares(a)
Shares sold	226	10,005	—	—
Shares redeemed	—	(5)	—	—
	226	10,000	—	—
Class R Shares
Shares sold	136,876	4,843,218	276,199	8,757,965
Reinvestment of distributions	13,690	466,555	—	—
Shares redeemed	(42,482)	(1,498,217)	(69,462)	(2,201,233)
	108,084	3,811,556	206,737	6,556,732
Class R6 Shares
Shares sold	519,597	22,130,158	901,874	34,903,436
Reinvestment of distributions	38,091	1,567,068	457	17,101
Shares redeemed	(126,372)	(5,444,796)	(117,452)	(4,487,420)
	431,316	18,252,430	784,879	30,433,117
NET INCREASE (DECREASE)	2,419,665	$94,264,697	7,765,629	$278,940,579

(a)	Commenced operations on April 16, 2018.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Small Cap Value Insights Fund				U.S. Equity Insights Fund
For the Six Months Ended April 30, 2018 (Unaudited)		For the Fiscal Year Ended October 31, 2017		For the Six Months Ended April 30, 2018 (Unaudited)		For the Fiscal Year Ended October 31, 2017
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

105,513	$4,581,881	210,248	$9,215,874	244,216	$11,654,191	444,307	$20,229,205
248,444	10,399,770	93,198	4,222,632	540,991	25,388,649	228,207	9,688,682
(230,255)	(9,926,639)	(444,455)	(19,351,639)	(412,357)	(19,817,134)	(1,241,858)	(55,458,022)
123,702	5,055,012	(141,009)	(5,913,133)	372,850	17,225,706	(569,344)	(25,540,135)

19,657	609,539	70,947	2,350,748	37,198	1,610,959	74,268	3,052,518
75,551	2,274,846	23,439	798,161	65,851	2,772,693	26,804	1,032,502
(59,779)	(1,849,839)	(118,162)	(3,861,488)	(70,237)	(3,029,322)	(309,071)	(12,642,103)
35,429	1,034,546	(23,776)	(712,579)	32,812	1,354,330	(207,999)	(8,557,083)

366,355	20,550,052	812,411	46,070,997	1,879,687	92,452,142	1,821,964	83,752,938
84,092	4,631,023	22,451	1,300,286	525,650	25,470,196	183,080	7,994,734
(123,329)	(6,921,686)	(328,579)	(18,217,268)	(643,389)	(31,564,385)	(1,374,603)	(63,460,830)
327,118	18,259,389	506,283	29,154,015	1,761,948	86,357,953	630,441	28,286,842

—	—	—	—	11,907	568,014	33,426	1,560,910
—	—	—	—	13,459	628,029	5,039	213,019
—	—	—	—	(26,638)	(1,281,647)	(37,040)	(1,638,279)
—	—	—	—	(1,272)	(85,604)	1,425	135,650

22,140	946,502	213,800	9,389,755	237,174	11,276,883	576,197	25,554,721
14,076	587,886	5,359	242,132	97,081	4,504,647	20,573	864,392
(37,343)	(1,623,320)	(145,468)	(6,290,855)	(151,161)	(7,196,989)	(170,917)	(7,688,730)
(1,127)	(88,932)	73,691	3,341,032	183,094	8,584,541	425,853	18,730,383

175	10,005	—	—	204	10,005	—	—
—	(5)	—	—	—	(5)	—	—
175	10,000	—	—	204	10,000	—	—

9,923	421,190	67,892	2,921,620	246,048	11,631,723	566,443	26,105,639
1,979	81,367	5,447	243,261	105,956	4,879,524	26,329	1,099,694
(10,047)	(420,041)	(188,151)	(8,158,331)	(299,393)	(14,144,031)	(300,543)	(13,224,161)
1,855	82,516	(114,812)	(4,993,450)	52,611	2,367,216	292,229	13,981,172

30,416	1,728,539	86,823	4,889,856	26,939	1,362,700	52,331	2,378,202
7,394	407,268	8	437	5,619	272,130	97	4,248
(5,838)	(331,679)	(10,556)	(579,155)	(8,260)	(402,592)	(3,916)	(187,759)
31,972	1,804,128	76,275	4,311,138	24,298	1,232,238	48,512	2,194,691
519,124	$26,156,659	376,652	$25,187,023	2,426,545	$117,046,380	621,117	$29,231,520

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Fund Expenses — Period Ended April 30, 2018 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2017 through April 30, 2018, which represents a period of 181 days in a 365 day year. The Class P example is based on the period from April 17, 2018 through April 30, 2018, which represents a period of 14 out of 365 days. The Class P example for hypothetical expenses reflects projected activity for the period from November 1, 2017 through April 30, 2018 for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher:

	Large Cap Growth Insights Fund				Large Cap Value Insights Fund				Small Cap Equity Insights Fund				Small Cap Growth Insights Fund
Share Class	Beginning Account Value 11/1/17	Ending Account Value 4/30/18		Expenses Paid for the 6 months ended 4/30/18*	Beginning Account Value 11/1/17	Ending Account Value 4/30/18		Expenses Paid for the 6 months ended 4/30/18*	Beginning Account Value 11/1/17	Ending Account Value 4/30/18		Expenses Paid for the 6 months ended 4/30/18*	Beginning Account Value 11/1/17	Ending Account Value 4/30/18		Expenses Paid for the 6 months ended 4/30/18*
Class A
Actual	$1,000.00	$1,055.70		$4.74	$1,000.00	$1,035.60		$4.79	$1,000.00	$1,037.10		$6.21	$1,000.00	$1,053.00		$6.11
Hypothetical 5% return	1,000.00	1,020.18	+	4.66	1,000.00	1,020.08	+	4.76	1,000.00	1,018.70	+	6.16	1,000.00	1,018.84	+	6.01
Class C
Actual	1,000.00	1,051.80		8.55	1,000.00	1,031.80		8.56	1,000.00	1,033.90		9.99	1,000.00	1,048.80		9.96
Hypothetical 5% return	1,000.00	1,016.46	+	8.40	1,000.00	1,016.36	+	8.50	1,000.00	1,014.98	+	9.89	1,000.00	1,015.08	+	9.79
Institutional
Actual	1,000.00	1,057.80		2.76	1,000.00	1,037.50		2.83	1,000.00	1,039.30		4.25	1,000.00	1,055.00		4.28
Hypothetical 5% return	1,000.00	1,022.12	+	2.71	1,000.00	1,022.02	+	2.81	1,000.00	1,020.63	+	4.21	1,000.00	1,020.63	+	4.21
Service
Actual	1,000.00	1,054.90		5.30	1,000.00	1,034.90		5.35	1,000.00	1,036.90		6.77	—	—		—
Hypothetical 5% return	1,000.00	1,019.64	+	5.21	1,000.00	1,019.54	+	5.31	1,000.00	1,018.15	+	6.71	—	—		—
Investor
Actual	1,000.00	1,057.20		3.47	1,000.00	1,037.00		3.54	1,000.00	1,038.60		4.95	1,000.00	1,054.30		4.89
Hypothetical 5% return	1,000.00	1,021.42	+	3.41	1,000.00	1,021.32	+	3.51	1,000.00	1,019.94	+	4.91	1,000.00	1,020.03	+	4.81
Class P(a)
Actual	1,000.00	987.21		0.21	1,000.00	988.10		0.22	1,000.00	980.20		0.34	1,000.00	976.10		0.34
Hypothetical 5% return	1,000.00	1,022.22	+	2.58	1,000.00	1,022.07	+	2.73	1,000.00	1,020.63	+	4.16	1,000.00	1,020.63	+	4.16

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Fund Expenses — Period Ended April 30, 2018 (Unaudited) (continued)

	Large Cap Growth Insights Fund				Large Cap Value Insights Fund				Small Cap Equity Insights Fund				Small Cap Growth Insights Fund
Share Class	Beginning Account Value 11/1/17	Ending Account Value 4/30/18		Expenses Paid for the 6 months ended 4/30/18*	Beginning Account Value 11/1/17	Ending Account Value 4/30/18		Expenses Paid for the 6 months ended 4/30/18*	Beginning Account Value 11/1/17	Ending Account Value 4/30/18		Expenses Paid for the 6 months ended 4/30/18*	Beginning Account Value 11/1/17	Ending Account Value 4/30/18		Expenses Paid for the 6 months ended 4/30/18*
Class R
Actual	1,000.00	1,054.30		6.01	1,000.00	1,034.20		6.05	1,000.00	1,036.20		7.47	1,000.00	1,051.60		7.43
Hypothetical 5% return	1,000.00	1,018.94	+	5.91	1,000.00	1,018.84	+	6.01	1,000.00	1,017.46	+	7.40	1,000.00	1,017.56	+	7.30
Class R6
Actual	$1,000.00	$1,058.00		$2.70	$1,000.00	$1,037.20		$2.78	$1,000.00	$1,039.60		$4.20	$1,000.00	$1,054.70		$4.23
Hypothetical 5% return	1,000.00	1,022.17	+	2.66	1,000.00	1,022.07	+	2.76	1,000.00	1,020.68	+	4.16	1,000.00	1,020.68	+	4.16

(a)	Commenced operations on April 16, 2018.

	Small Cap Value Insights Fund				U.S. Equity Insights Fund
Share Class	Beginning Account Value 11/1/17	Ending Account Value 4/30/18		Expenses Paid for the 6 months ended 4/30/18*	Beginning Account Value 11/1/17	Ending Account Value 4/30/18		Expenses Paid for the 6 months ended 4/30/18*
Class A
Actual	$1,000.00	$1,037.30		$6.21	$1,000.00	$1,046.00		$4.82
Hypothetical 5% return	1,000.00	1,018.70	+	6.16	1,000.00	1,020.08	+	4.76
Class C
Actual	1,000.00	1,033.40		9.98	1,000.00	1,042.10		8.61
Hypothetical 5% return	1,000.00	1,014.98	+	9.89	1,000.00	1,016.36	+	8.50
Institutional
Actual	1,000.00	1,039.20		4.25	1,000.00	1,048.10		2.84
Hypothetical 5% return	1,000.00	1,020.63	+	4.21	1,000.00	1,022.02	+	2.81
Service
Actual	—	—		—	1,000.00	1,045.40		5.38
Hypothetical 5% return	—	—		—	1,000.00	1,019.54	+	5.31
Investor
Actual	1,000.00	1,038.60		4.95	1,000.00	1,047.40		3.55
Hypothetical 5% return	1,000.00	1,019.94	+	4.91	1,000.00	1,021.32	+	3.51
Class P(a)
Actual	$1,000.00	$990.20		$0.34	$1,000.00	$989.20		$0.23
Hypothetical 5% return	1,000.00	1,020.63	+	4.16	1,000.00	1,022.02	+	2.78
Class R
Actual	1,000.00	1,035.90		7.47	1,000.00	1,044.80		6.08
Hypothetical 5% return	1,000.00	1,017.46	+	7.40	1,000.00	1,018.84	+	6.01

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Fund Expenses — Period Ended April 30, 2018 (Unaudited) (continued)

	Small Cap Value Insights Fund				U.S. Equity Insights Fund
Share Class	Beginning Account Value 11/1/17	Ending Account Value 4/30/18		Expenses Paid for the 6 months ended 4/30/18*	Beginning Account Value 11/1/17	Ending Account Value 4/30/18		Expenses Paid for the 6 months ended 4/30/18*
Class R6
Actual	1,000.00	1,039.30		4.20	1,000.00	1,048.10		2.79
Hypothetical 5% return	1,000.00	1,020.68	+	4.16	1,000.00	1,022.07	+	2.76

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:
+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

Fund	Class A	Class C	Institutional	Service	Investor	Class P(a)	Class R	Class R6
Large Cap Growth Insights+	0.93%	1.68%	0.54%	1.04%	0.68%	0.52%	1.18%	0.53%
Large Cap Value Insights+	0.95	1.70	0.56	1.06	0.70	0.55	1.20	0.55
Small Cap Equity Insights+	1.23	1.98	0.84	1.34	0.98	0.07	1.48	0.83
Small Cap Growth Insights+	1.20	1.96	0.84	N/A	0.96	0.84	1.46	0.83
Small Cap Value Insights+	1.23	1.98	0.84	N/A	0.98	0.84	1.48	0.83
U.S. Equity Insights+	0.95	1.70	0.56	1.06	0.70	0.56	1.20	0.55

(a)	Commenced operations on April 16, 2018.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.29 trillion in assets under supervision as of March 31, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund[7]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[8]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[9]
∎	International Equity ESG Fund[10]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[11]
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[6]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[7]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[8]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[9]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[10]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
[11]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President

and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer

and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2018 Goldman Sachs. All rights reserved. 132644-OTU-779566 DOMINSSAR-18/101.1K

Goldman Sachs Funds

Semi-Annual Report	April 30, 2018

Fundamental Emerging Markets Equity Funds
Asia Equity
Emerging Markets Equity
N-11 Equity

Goldman Sachs Fundamental Emerging Markets Equity Funds

∎	ASIA EQUITY

∎	EMERGING MARKETS EQUITY

∎	N-11 EQUITY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

What Differentiates Goldman Sachs’ Fundamental Emerging Markets Equity Investment Process?

Goldman Sachs’ Fundamental Emerging Markets Equity investment process is based on the belief that strong, consistent results are best achieved through expert stock selection, performed by our dedicated Emerging Markets Team that works together on a global scale. Our deep, diverse and experienced team of research analysts and portfolio managers combines local insights with global, industry-specific expertise to seek to identify its best investment ideas.

∎	The Emerging Markets Equity research team, based in the United States, United Kingdom, Japan, China, Korea, Singapore, Brazil, India and Australia, focuses on long-term business and management quality

∎	Proprietary, bottom-up research is the key driver of our investment process

∎	Analysts collaborate regularly to leverage regional and industry-specific research and insights

∎	Members of each local investment team are aligned by sector and are responsible for finding ideas with the best risk-adjusted upside in their respective areas of coverage

∎	The decision-making process includes active participation in frequent and regular research meetings

∎	The Emerging Market Equity team benefits from the country and currency expertise of our Global Emerging Markets Debt and Currency teams

∎	Security selections are aligned with levels of investment conviction and risk-adjusted upside

∎	Continual risk monitoring identifies various risks at the stock and portfolio level and assesses whether they are intended and justified

∎	Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Funds

Emerging markets equity portfolios that strive to offer:

∎	Access to markets across emerging markets

∎	Disciplined approach to stock selection

∎	Optimal risk/return profiles

1

MARKET REVIEW

Goldman Sachs Fundamental Emerging Markets Equity Funds

Market Review

Emerging markets equities advanced during the six-month period ended April 30, 2018 (the “Reporting Period”). The MSCI Emerging Markets Index (Net, USD, Unhedged) (the “MSCI EM Index”) posted a return of 4.80%.* Emerging markets equities outperformed developed markets equities on a relative basis, as measured by the MSCI Europe, Australasia, Far East (EAFE) Index, which returned 3.41% for the same time period.

As the Reporting Period began in November 2017, a robust third calendar quarter corporate earnings reporting season was a positive driver for emerging market equities, despite a pullback from a global technology sell-off. A weaker U.S. dollar and commodities strength also helped emerging market equities close out calendar year 2017 with a healthy total return. In December 2017, the U.S. Federal Reserve (the “Fed”) delivered its third interest rate hike of 2017, as had been widely expected, and maintained its projections for three additional interest rate hikes in 2018.

Emerging market equities endured a rather volatile first three months of 2018 to post positive returns for a fifth consecutive quarter. The new calendar year began strongly, with emerging market equities outperforming developed market equities in January 2018, buoyed by a strong global economic backdrop, rising oil prices and a softer U.S. dollar. Latin American equities were the strongest performers, led by Brazil, while Asian equities were largely driven by a notable rally in Chinese equities. In February 2018, however, the MSCI EM Index lost 4.61%, as equities sold off globally on market speculation of a faster pace of interest rate hikes by the Fed, which stoked a sharp rise in bond yields and in equity market volatility. Concerns about monetary policy tightening were further exacerbated by solid U.S. labor and inflation data. While the hawkish Fed minutes released were largely expected, Fed Chair Jerome Powell’s Congressional testimony surprised markets with its hawkish tilt, sparking another sell-off. (Hawkish language tends to suggest higher interest rates; opposite of dovish.) In March 2018, a global equity market sell-off was driven by escalating concerns about trade relations with the U.S., as the current Administration’s announcement of a 25% tariff on an estimated $50 billion of Chinese imports weighed on investor sentiment broadly.

April saw volatility continue, driven by trade headlines around U.S. and China, rising U.S. Treasury yields and increased focus on the technology sector given ongoing discussion around the regulatory environment. Investor concern also increased with rising geopolitical risks surrounding North Korea and Syria as well as by the announcement of additional sanctions on Russia. The MSCI EM Index posted a modest decline for the month.

For the Reporting Period as a whole, health care and energy were the best performing sectors in the MSCI EM Index by some distance, followed by materials and financials, which also posted robust positive returns. Consumer discretionary was the weakest sector in the MSCI EM Index and the only one to post a negative absolute return during the Reporting Period. Information technology, telecommunication services and real estate were also weak performers but eked out modestly positive absolute returns for the Reporting Period.

From a country perspective, Colombia, Greece, Peru, Qatar, Malaysia and Thailand were the best performing individual constituents of the MSCI EM Index for the Reporting Period, each posting double-digit absolute gains for the Reporting Period. Conversely, Turkey, the Philippines, United Arab Emirates, Poland and Indonesia were the weakest individual country constituents of the MSCI EM Index, each posting a negative absolute return during the Reporting Period.

*All	index returns are expressed in U.S. dollar terms.

2

MARKET REVIEW

Looking Ahead

At the end of the Reporting Period, we believed emerging market equities were still a bright spot. In our view, emerging market equities could be in the early stages of a multi-year recovery, underpinned by economic growth acceleration, corporate earnings revival and what we see as attractive valuations. We expect accelerating emerging market economic growth to exceed that of developed market economies in the next few years. Indeed, a variety of economists expect the emerging markets to contribute more than 70% of global Gross Domestic Product (“GDP”) growth from 2015 to 2025, and we estimate that 1.2 billion people in the emerging markets may rise into middle and higher income classes during this 10-year period, with real consumption expanding more than 100%. (Real consumption is the value of goods and services bought by people to be used up out of a household’s current income.) This shift toward a higher income, higher consuming level has been evident in the changing composition of emerging market equity markets toward the information technology and consumer-oriented sectors. Further bolstering our positive view on emerging market equities going forward are supportive macro fundamentals, which have revived emerging market corporate earnings growth to the point of outpacing that of developed markets, and valuations that were trading, at the end of the Reporting Period, at approximately a 20% discount to developed market equities.

We were particularly optimistic on India at the end of the Reporting Period given the earnings recovery spurred by its government’s focus on improving the ease of doing business, simplifying taxation, pushing for infrastructure and promoting a stable inflationary outlook. We believe Goods and Services Tax (“GST”) implementation could be a structural growth driver in India in the coming years. Anecdotally, a logistics company we met with not long ago saw a one-third reduction in the time taken to transport goods between Mumbai and Delhi due to the abandoning of checkpoints at state borders. GST could also accelerate, in our view, the shift toward the organized segment, and those companies operating in industries until now dominated by unorganized players could be key beneficiaries, such as jewelry, retail, ceramics and textiles. (The organized segment refers to the portion of India’s market that is formally registered with state governments and thus subject to regulation.) At the end of the Reporting Period, we continued to favor businesses exposed to the cyclical recovery in sectors such as building materials, industrials and non-banking financials.

As always, we maintain our focus on seeking high-quality equity investments trading at compelling valuations and intend to stay true to our long-term discipline as we seek to navigate potentially volatile markets ahead.

3

PORTFOLIO RESULTS

Goldman Sachs Asia Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Asia ex Japan Equity Portfolio Management Team discusses the Goldman Sachs Asia Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and Investor Shares generated cumulative total returns, without sales charges, of 3.69%, 3.32%, 3.88% and 3.77%, respectively. These returns compare to the 4.77% cumulative total return of the Fund’s benchmark, the MSCI All Country Asia ex-Japan Index (Net, USD, Unhedged) (the “Index”), during the same time period.

From their inception on February 28, 2018 through the end of the Reporting Period, the Fund’s Class R6 Shares generated a cumulative total return, without sales charges, of -2.66%. This return compares to the -0.81% cumulative total return of the Index during the same period.

From their inception on April 16, 2018 through the end of the Reporting Period, the Fund’s Class P Shares generated a cumulative total return, without sales charges, of -1.96%. This return compares to the 0.51% cumulative total return of the Index during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted positive absolute returns but underperformed the Index on a relative basis during the Reporting Period, primarily attributable to individual stock selection. From a country perspective, stock selection in South Korea and Taiwan and positioning in Malaysia detracted from the Fund’s relative results most. Stock selection in China/Hong Kong, Singapore and the Philippines contributed most positively.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in NCSoft, Brilliance China Automotive Holdings and Kingpak Technology.

NCSoft is a South Korea-based company that develops and markets online games and designs and constructs databases, Intranet and commercial Internet access systems. Its share price declined during the Reporting Period mainly due to investors rotating from the information technology sector into more late-cyclical names. A delay in the normalization of Korea/China political relations further affected the overall sentiment around the stock, as the company has been on course to launch a new game in China. Despite these headwinds, we remained positive on the stock at the end of the Reporting Period, as we view the company as a leading game development and distribution company with a strong user base.

Shares of Brilliance China Automotive Holdings declined significantly during the Reporting Period. The company manufactures motor vehicles and is a distributor of a variety of automotive components. It also holds a joint venture with BMW for the production and sales of BMW passenger cars in China. Brilliance China Automotive Holdings reported positive 2017 results with strong profitability and free cash flow for the BMW joint venture. It also reported strong auto sales during the Reporting Period. However, increased friction in the China/U.S. trade relationship, along with uncertainty with regard to regulatory changes, affected its share price performance. At the end of the Reporting Period, we maintained our positive view of the company’s fundamentals and were carefully monitoring any visible regulatory changes that might affect the company.

4

PORTFOLIO RESULTS

Kingpak Technology was a new purchase for the Fund during the Reporting Period. Not a component of the Index, it underperformed the Index during the time held in the Fund and thus detracted. Kingpak Technology is an integrated circuit packaging company listed in the Taiwanese market with a focus on complementary metal-oxide semiconductor (“CMOS”) image sensor packaging services and automotive applications. We initiated the position during the first quarter of 2018 on our expectations of an increase in camera adoption per vehicle following growing high safety requirements as well as a need for driver-assisted and driverless systems in automobiles. In our view, Kingpak Technology offers a unique packaging technology for auto CMOS sensor packaging, and we expect this technology to help extend its customer base in the coming years. The stock detracted from Fund results, during the Reporting Period, however, as information technology companies in Taiwan experienced weak end-demand during the first quarter of 2018, which led multi-layer ceramic capacitor and memory companies to become the favored space for investors in an effort to avoid weak seasonality.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Index from holdings in DBS Group Holdings, Jiangsu Hengrui Medicine and Celltrion Healthcare.

The Fund’s overweight position in DBS Group Holdings, a Singapore-based bank, contributed the most to its relative results during the Reporting Period. The company, through its subsidiaries, provides consumer banking, financial advisory and brokerage services. Its shares performed well on expectations of an increase in profit margins, as DBS Group Holdings, with its high current and savings account ratio, could benefit from an upward U.S. interest rate cycle. Higher commodity prices also helped in the recovery of loan loss provisions for the oil and gas sector. Additionally, diminishing concerns about a slowdown in both the Singapore property market and Chinese market growth supported its stock price’s rally.

Jiangsu Hengrui Medicine, one of the largest pharmaceutical producers in China, is not a component of the Index but outperformed the Index during the Reporting Period. Its stock’s strong performance was driven by the company’s significant progress in research and development, as some of its pipeline products progressed into advanced stages of clinical trials while others are awaiting final regulatory approval. At the end of the Reporting Period, we believed that, along with its strong research and development capability, what we view as Jiangsu Hengrui Medicine’s healthy pipeline of both first-to-market generics and innovation drugs could yield positive results for the business in the coming years.

Celltrion Healthcare is a marketer of biopharmaceutical products in the South Korean health care sector. Following the success of its first product, infliximab similar, in Europe in 2016, the company launched the same product in the U.S. during the Reporting Period. The company also has two more products in its pipeline — Rituxan and Herceptin similar, each of which either completed its last phase of clinical testing or has already received approval from regulatory bodies in both the European Union and the U.S. Given fixed profit sharing plans between the manufacturing and sales companies, we believed at the end of the Reporting Period that robust sales performance of its biosimilar products in these major markets may well be a primary driver of both top-line and bottom-line growth over the next three to five years. That said, we opted to sell the Fund’s position in Celltrion Healthcare, taking profits, as its share price rose well above our target price under any scenario we foresaw. (A biosimilar product is a biological product that is approved based on a showing that it is highly similar to a Food and Drug Administration-approved biological product, known as a reference product, and has no clinically meaningful differences in terms of safety and effectiveness from the reference product.)

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A

The sectors that detracted most from the Fund’s relative results during the Reporting Period were consumer discretionary, information technology and energy, each driven primarily by weak stock selection. Having an overweighted allocation to consumer discretionary, which lagged the Index during the Reporting Period, and an underweighted allocation to energy, which outpaced the Index during the Reporting Period, also hurt. At an individual stock level, the Fund’s position in Brilliance China Automotive Holdings, mentioned earlier, disappointed most in the consumer discretionary sector. In information technology, the Fund’s overweight position in NCSoft, also mentioned earlier, detracted most. The Fund’s overweight position in Bharat Petroleum, an India-based exploration and oil marketing company, dampened relative results most in energy. Having a position in cash during a Reporting Period

5

PORTFOLIO RESULTS

when the Index advanced also dampened the Fund’s relative results.

The sectors that contributed most positively to the Fund’s performance relative to the Index were industrials, health care and financials, where stock selection in each boosted relative results. Having an overweight to health care, which was the strongest performing sector in the Index during the Reporting Period, also helped. At an individual stock level, an out-of-Index position in TeamLease Services, an India-based recruitment consultant and human resource staffing firm, helped most in industrials. The Fund’s out-of-Index position in Jiangsu Hengrui Medicine, mentioned earlier, boosted results most in health care. The Fund’s overweight position in DBS Group Holdings, also mentioned earlier, added the most value within the financials sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives or similar instruments during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase already mentioned, we initiated a Fund position in Hankook Tire during the Reporting Period. Based in South Korea, it is the seventh largest manufacturer of tires in the world, selling close to 100 million tires annually. We established the position because we expect the company to benefit from the shift in demand toward greater than 17-inch tires. With raw material prices expected to remain benign during the next few years, Hankook Tire, in our opinion, could reduce its pricing gap with other major players in the industry, which could further improve its margins. On the date of purchase, we believed its valuation was attractive and the company was well positioned in the competitive environment to sustain its strong return profile.

We established a Fund position in Bursa Malaysia within the financials sector. It is a holding company operating a fully integrated stock exchange in Malaysia. We are constructive on the company’s monopolistic position, dividend yield level and strong free cash flow conversion.

Conversely, in addition to the sale mentioned earlier, we eliminated the Fund’s position in Sino Biopharmaceutical, one of the largest manufacturers of drugs for the treatment of hepatitis, cardiovascular diseases and oncology in China. It is one among many companies showcasing consistent spending on research and development along with having a huge product pipeline. We sold the stock after its strong price rally during the Reporting Period on the back of good performance and the Chinese government’s supportive policies encouraging innovation and favoring quality companies.

We exited the Fund’s position in Telekomunikasi, an Indonesian telecommunication services provider. The Indonesian telecommunications industry has been witnessing intense competition given subscriber registration being made mandatory by the regulators. The companies in the industry want to “lock in” subscribers before the registration deadline, resulting in intense competition. This has resulted in data yield compression and a severe decline in voice revenues. We expect the competition to last through 2018, and thus we sold the position.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Most sector weights are usually established within a relatively narrow range from the Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the Reporting Period, relative to the Index, the Fund’s exposure to information technology and consumer discretionary increased, and its allocations to health care and telecommunication services decreased.

Similarly, allocations to countries are directly the result of various stock selection decisions. During the Reporting Period, relative to the Index, the Fund’s allocations to China/Hong Kong and South Korea increased, and its exposure to India decreased.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted exposure to South Korea and India and held an out-of-Index allocation in Vietnam. On the same date, the Fund had underweighted exposure relative to the Index to Taiwan, Malaysia, Indonesia and Singapore and had rather neutral exposure relative to the Index in China/Hong Kong, Thailand and the Philippines. The Fund had no exposure to Pakistan at the end of the Reporting Period.

6

PORTFOLIO RESULTS

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in the consumer discretionary, information technology and health care sectors at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the Index in the real estate, telecommunication services and energy sectors and was relatively neutrally weighted compared to the Index in financials, industrials, consumer staples and materials. The Fund had no exposure to the utilities sector at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

7

FUND BASICS

Asia Equity Fund

as of April 30, 2018

PERFORMANCE REVIEW
November 1, 2017–April 30, 2018	Fund Total Return (based on NAV)[1]	MSCI® (All Country) Asia ex-Japan Index[2]
Class A	3.69%	4.77%
Class C	3.32	4.77
Institutional	3.88	4.77
Investor	3.77	4.77

February 28, 2018–April 30, 2018
Class R6	-2.66	-0.81

April 16, 2018–April 30, 2018
Class P	-1.96	0.51

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® All Country Asia ex-Japan Index (Net, USD, Unhedged) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. As of April 30, 2018, the MSCI All Country Asia ex-Japan Index consisted of the following 11 developed and emerging market country indices: China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore, Taiwan, and Thailand. The series of returns reflected by the MSCI All Country Asia ex-Japan Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	24.49%	8.74%	3.81%	3.59%	07/08/94
Class C	29.76	9.16	3.62	3.01	08/15/97
Institutional	32.29	10.42	4.82	3.78	02/02/96
Investor	32.08	N/A	N/A	10.43	02/28/14
Class P	N/A	N/A	N/A	N/A	04/16/18
Class R6	N/A	N/A	N/A	-0.26	02/28/18

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.54%	2.02%
Class C	2.29	2.77
Institutional	1.15	1.63
Investor	1.29	1.77
Class P	1.14	1.62
Class R6	1.14	1.62

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/18[5]
Holding	% of Net Assets	Line of Business	Country
Tencent Holdings Ltd.	7.1%	Software & Services	China
Samsung Electronics Co. Ltd.	5.9	Technology Hardware & Equipment	South Korea
Taiwan Semiconductor Manufacturing Co. Ltd.	4.2	Semiconductors & Semiconductor Equipment	Taiwan
Alibaba Group Holding Ltd. ADR	3.9	Software & Services	China
AIA Group Ltd.	3.7	Insurance	Hong Kong
Ping An Insurance Group Co. of China Ltd. Class H	3.6	Insurance	China
DBS Group Holdings Ltd.	3.1	Banks	Singapore
China Merchants Bank Co. Ltd. Class H	2.6	Banks	China
Kweichow Moutai Co. Ltd. Class A	2.5	Food, Beverage & Tobacco	China
NCSoft Corp.	2.3	Software & Services	South Korea

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

9

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2018

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.5% of the Fund’s net assets at April 30, 2018.

10

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Goldman Sachs Emerging Markets Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor and R6 Shares generated cumulative total returns, without sales charges, of 2.89%, 2.48%, 3.05%, 2.83%, 3.02% and 3.13%, respectively. These returns compare to the 4.80% cumulative total return of the Fund’s benchmark, the MSCI Emerging Markets Index (Net, USD, Unhedged) (the “Index”), during the same period.

From their inception on April 16, 2018 through the end of the Reporting Period, the Fund’s Class P Shares generated a cumulative total return, without sales charges, of -2.00%. This return compares to the 0.15% cumulative total return of the Index during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted positive absolute returns but underperformed the Index on a relative basis during the Reporting Period, primarily attributable to individual stock selection. From a country perspective, stock selection in Taiwan and South Korea detracted from the Fund’s performance most. Having an overweighted allocation to India, which lagged the Index during the Reporting Period, also hurt. These detractors were partially offset by the positive contributions of effective stock selection in China, Mexico and United Arab Emirates.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in Fit Hong Teng, X5 Retail Group and Hindalco Industries.

Fit Hong Teng, an out-of-Index holding, is a Taiwan-based electrical components manufacturer and distributor. The company reported earnings in line with consensus expectations during the second half of 2017. However, its margin performance was weaker than market expected due to higher shipments for smartphone connectors. The weak margin performance, in turn, triggered some concern about its earnings growth potential. Meanwhile, the trade war between the U.S. and China also caused concern about its U.S. auto component business development. As a result, its share price faced selling pressures and experienced a double-digit decline.

X5 Retail Group, also an out-of-Index holding, is the largest food retailer in Russia. The company witnessed a weak start to 2018 with lower than consensus expected earnings before interest, taxes, depreciation and amortization margins. It also faced increased competition in Moscow, particularly from specialized stores and supermarkets. While we continued to like its management’s proactive approach toward preparing the business for a more disruptive retail environment going forward, we sold the Fund’s position in the stock by the end of the Reporting Period in favor of what we considered more compelling investment opportunities.

Hindalco Industries is an India-based integrated aluminum producer and copper manufacturer. It underperformed the Index during the Reporting Period as the company reported poor margins due to both lower copper earnings and cost increases. Its costs increased as rising energy prices pushed up aluminum production costs for smelters globally. Still, at the end of the Reporting Period, the Fund maintained its position in the stock, as we found the company’s cost increases modest relative to industry standards.

Q	What were some of the Fund’s best-performing individual stocks?

A	The strongest contributors to the Fund’s performance during the Reporting Period were Celltrion Healthcare, Galaxy Entertainment Group and Anhui Conch Cement.

11

PORTFOLIO RESULTS

Celltrion Healthcare is a marketer of biopharmaceutical products in the South Korean health care sector. Following the success of its first product, infliximab similar, in Europe in 2016, the company launched the same product in the U.S. during the Reporting Period. The company also has two more products in its pipeline — Rituxan and Herceptin similar, each of which either completed its last phase of clinical testing or has already received approval from regulatory bodies in both the European Union and the U.S. Given fixed profit sharing plans between the manufacturing and sales companies, we believed at the end of the Reporting Period that robust sales performance of its biosimilar products in these major markets may well be a primary driver of both top-line and bottom-line growth over the next three to five years. That said, we opted to sell the Fund’s position in Celltrion Healthcare, taking profits, as its share price rose well above our target price under any scenario we foresaw. (A biosimilar product is a biological product that is approved based on a showing that it is highly similar to a Food and Drug Administration-approved biological product, known as a reference product, and has no clinically meaningful differences in terms of safety and effectiveness from the reference product.)

Galaxy Entertainment Group, based in Hong Kong, operates casino, hotels and other entertainment facilities in Macau through its subsidiary. Galaxy Entertainment Group performed well, as Macau gross gaming revenue remained strong during the Reporting Period. Headline gross gaming revenue grew approximately 21% year over year and 6% quarter over quarter in the first quarter of 2018 to a three-year high. The industry’s VIP consumer base was still the primary driver of growth, while a broader consumer base was also strong. At the end of the Reporting Period, we remained constructive on the industry, as we believe it is in the middle of a positive profit cycle.

Anhui Conch Cement, a new purchase for the Fund during the Reporting Period, is the largest cement producer in China. We initiated the position because we expected supply-side discipline and enforcement of stricter environmental measures to lead to limited capacity addition and increasing utilization of the cement industry in China. Further, in our view, the company stood out as the cost leader with the strongest balance sheet in its industry. We expected its free cash flow yield to potentially move the company to a net cash position with the possibility of a higher dividend payout. During the time we held the position during the Reporting Period, it outperformed the Index, especially in April 2018 when demand for its products picked up substantially, and lower inventory led to higher cement prices and shipments. Anhui Conch Cement also reported strong first quarter 2018 earnings growth of approximately 122% year over year, with its profitability reaching a multi-year high level as supply discipline and government-enforced production cuts resulted in a particularly tight market.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	Relative to the Index, weak stock selection in energy, financials and materials detracted most from the Fund’s relative results. Having an underweighted allocation to energy, which outpaced the Index during the Reporting Period, also dampened relative results. In energy, the Fund’s position in BPCL, an Indian exploration and oil marketing company, was the largest detractor from relative returns. In financials, the Fund’s position in Qudian, a Chinese online micro lending service provider, was the biggest disappointment. In materials, the Fund’s position in Hindalco Industries, already mentioned, detracted most from returns.

Conversely, strong stock selection within the industrials, health care and consumer staples sectors contributed most positively to the Fund’s performance. In industrials, the Fund’s holding in TeamLease Services, a recruitment consultant and human resource staffing firm in India, was the strongest contributor. In health care, the Fund’s holding in Celltrion Healthcare, mentioned earlier, was the strongest contributor. In consumer staples, Kweichow Moutai, the largest Chinese hard liquor maker positioned at the premium-end of the market in China, boosted Fund results most.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of our active management strategy. However, we used index futures to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of index futures, which facilitated purchases and redemptions. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase mentioned earlier, we initiated a Fund position in China Merchants Bank during the Reporting Period. We like China Merchants Bank’s focus on consumer

12

PORTFOLIO RESULTS

banking, which caters to the growing financial services need of the country’s middle class. The bank generated more than 50% of its net income from the retail segment in 2017, leading to what we view as its superior return on assets profile. Further, the bank’s balance sheet, in our opinion, has been prudently managed, with 180% non-performing loan coverage and 3.37% loan reserve coverage at the end of 2017.

Conversely, in addition to those sales already mentioned, we exited the Fund’s position in Bharat Petroleum, an India-based exploration and oil marketing company, during the Reporting Period. We exited the Fund’s position in the stock, as we expect the business to experience headwinds due to rising oil prices, which could put further pressure on its margins, especially if the Indian government decides not to pass on rising costs to customers. The slow stabilization of its recent Kochi refinery expansion could also hurt the company’s gross refining margins, in our opinion.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Fund weightings at a sector level are driven by bottom-up stock selection. That said, during the Reporting Period, the Fund’s exposure relative to the Index to consumer discretionary increased, and its allocations relative to the Index to financials, consumer staples and health care decreased. The Fund’s position in cash also increased during the Reporting Period.

Similarly, allocations to countries are directly the result of various stock selection decisions. As such, the Fund’s exposure relative to the Index in Taiwan and South Africa increased, and its allocation relative to the Index to India decreased.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted exposures to India and Peru and underweighted exposures to South Africa, Taiwan, South Korea and Malaysia relative to the Index. On the same date, the Fund was relatively neutrally weighted to the Index in the remaining components of the Index and had exposure to several equity markets that are not components of the Index, including Argentina, Georgia, Germany, Ukraine, Spain, Romania and Vietnam. The Fund had no exposure to Index components Chile, Hungary, Pakistan and Qatar at the end of the Reporting Period.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in financials and consumer discretionary at the end of the Reporting Period. The Fund had underweighted positions compared to the Index in the materials, real estate, telecommunication services and energy sectors at the end of the Reporting Period. The Fund had rather neutral exposure to the consumer staples, health care, industrials and information technology sectors and no allocation to the utilities sector at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

13

FUND BASICS

Emerging Markets Equity Fund

as of April 30, 2018

PERFORMANCE REVIEW
November 1, 2017–April 30, 2018	Fund Total Return (based on NAV)[1]	MSCI® Emerging Markets Index[2]
Class A	2.89%	4.80%
Class C	2.48	4.80
Institutional	3.05	4.80
Service	2.83	4.80
Investor	3.02	4.80
Class R6	3.13	4.80

April 16, 2018–April 30, 2018
Class P	-2.00	0.15

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® Emerging Markets Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of April 30, 2018 the MSCI® Emerging Markets Index consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. For this Index, the dividend is reinvested after deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI Emerging Markets Index does not reflect any deductions of expenses associated with mutual funds such as management fees and other expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	23.71%	6.88%	2.78%	6.87%	12/15/97
Class C	28.97	7.30	2.59	6.47	12/15/97
Institutional	31.40	8.52	3.78	7.69	12/15/97
Service	30.78	8.00	3.26	7.06	12/15/97
Investor	31.26	8.38	N/A	6.53	8/31/10
Class P	N/A	N/A	N/A	N/A	04/16/18
Class R6	31.48	N/A	N/A	14.87	07/31/15

[3]	The Standardized Total Returns are average annual returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

14

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.57%	1.58%
Class C	2.32	2.33
Institutional	1.18	1.19
Service	1.68	1.69
Investor	1.32	1.33
Class P	1.17	1.18
Class R6	1.17	1.18

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/18[5,6]
Holding	% of Net Assets	Line of Business	Country
Tencent Holdings Ltd.	5.4%	Software & Services	China
Samsung Electronics Co. Ltd.	4.8	Technology Hardware & Equipment	South Korea
Alibaba Group Holding Ltd. ADR	3.7	Software & Services	China
Taiwan Semiconductor Manufacturing Co. Ltd.	3.5	Semiconductors & Semiconductor Equipment	Taiwan
iShares MSCI Taiwan ETF	3.1	Diversified Financials	United States
iShares MSCI Emerging Markets ETF	2.9	Diversified Financials	United States
Ping An Insurance Group Co. of China Ltd. Class H	2.4	Insurance	China
Kweichow Moutai Co. Ltd. Class A	2.0	Food, Beverage & Tobacco	China
China Merchants Bank Co. Ltd. Class H	1.9	Banks	China
AIA Group Ltd.	1.7	Insurance	Hong Kong

[5]	The top 10 holdings may not be representative of the Fund’s future investments.
[6]	The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents approximately 1.7% of the Fund’s net assets as of 4/30/18.

15

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of April 30, 2018

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.9% of the Fund’s net assets at April 30, 2018.

16

PORTFOLIO RESULTS

Goldman Sachs N-11 Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Goldman Sachs N-11 Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and Investor Shares generated cumulative total returns, without sales charges, of 1.72%, 1.37%, 2.02% and 1.85%, respectively. These returns compare to the 2.54% cumulative total return of the Fund’s benchmark, the MSCI Next 11 ex-Iran GDP Weighted Index (Net, USD, Unhedged) (the “Index”), during the same period.

From their inception on February 28, 2018 through the end of the Reporting Period, the Fund’s Class R6 shares generated a cumulative total return, without sales charges, of -2.40%. This return compares to the -2.61% cumulative total return of the Index during the same period.

From their inception on April 16, 2018 through the end of the Reporting Period, the Fund’s Class P shares generated a cumulative total return, without sales charges, of -1.07%. This return compares to the -1.27% cumulative total return of the Index during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted positive absolute returns but underperformed the Index on a relative basis during the Reporting Period. The Fund’s stock selection in South Korea and Pakistan detracted most. Having no exposure to Nigeria, the second strongest performing constituent of the Index during the Reporting Period, also hurt. Such detractors were only partially offset by the positive contributions of effective stock selection in Mexico and Egypt and of having an overweight to Vietnam, the best performing constituent in the Index during the Reporting Period.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in Indocement Tunggal Prakarsa, ING Life Insurance Korea and Hanssem.

Indocement Tunggal Prakarsa is an Indonesian producer of cement and specialty cement products. The company’s shares declined during the Reporting Period on the back of investor concerns about oversupply in the market.

ING Life Insurance Korea is an insurance and financial services provider throughout South Korea. Its shares underperformed the Index during the Reporting Period on heightened investor concerns that a potential acquisition by a bank holding group might cut what had been the industry’s highest dividend payout, i.e. more than 60% in 2017. However, non-banking financial companies are not subject to Financial Supervisory Service’s (“FSS”) stringent regulation on capital adequacy, and thus we maintained the Fund’s position in ING Life Insurance Korea at the end of the Reporting Period. (The FSS was established on January 2, 1999, as South Korea’s fully integrated supervisory authority under the Act on the Establishment of Financial Supervisory Organizations (the “Establishment Act”) that the National Assembly approved on December 29, 1997. The Establishment Act created the FSS as a specially legislated quasi-government supervisory authority and charged it with financial supervision across the entire financial sector.)

Hanssem is a South Korean manufacturer of kitchen and other interior household and office furniture. Hanssem’s share declined sharply after reporting both first quarter 2018 earnings that missed market expectations and sales downgrades.

17

PORTFOLIO RESULTS

Q	What were some of the Fund’s best-performing individual stocks?

A	The strongest contributors to the Fund’s performance during the Reporting Period were each in the financials sector — Joint Stock Bank for Foreign Trade of Vietnam, Commercial International Bank Egypt and Regional SAB de CV.

Joint Stock Bank for Foreign Trade of Vietnam provides banking products and services for individuals, corporations and financial institutions in Vietnam. The company saw its share price rise during the Reporting Period, primarily driven by what the market perceived as a strong set of numbers with high profits and solid performance.

Commercial International Bank Egypt provides a range of financial services in Egypt. The bank performed strongly during the Reporting Period on the back of reports of strong revenues and a solid balance sheet.

Regional SAB de CV provides banking services in Mexico. The Mexican bank posted strong returns during the Reporting Period attributably mostly to growth in its margins.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	Relative to the Index, weak stock selection in the health care, real estate and materials sectors detracted most from the Fund’s performance. Having an underweighted allocation to real estate, the second strongest performer in the Index during the Reporting Period, also hurt.

Conversely, strong stock selection within financials, consumer discretionary and energy contributed most positively to the Fund’s performance. Having an underweight to energy, which was among the weakest sectors in the Index during the Reporting Period, also helped.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in Hankook Tire. Based in South Korea, it is the seventh largest manufacturer of tires in the world, selling close to 100 million tires annually. We established the position because we expect the company to benefit from the shift in demand toward greater than 17-inch tires. With raw material prices expected to remain benign during the next few years, Hankook Tire, in our opinion, could reduce its pricing gap with other major players in the industry, which could further improve its margins. On the date of purchase, we believed its valuation was attractive and the company was well positioned in the competitive environment to sustain its strong return profile.

We established a Fund position in MLP Saglik Himetleri, Turkey’s largest private health care services provider, given what we consider to be its strong growth prospects.

Conversely, we sold the Fund’s position in Amorepacific, the South Korean make-up brand. Sluggish sales in its domestic market due to one of its key products, a cushion foundation, entering into a down cycle, was the primary driver for us to exit the position. Further, to overcome its headwinds, we believed the company would likely be required to either incur significantly higher marketing costs for new product replacements or channel restructuring spending going forward.

We eliminated the Fund’s position in Celltrion Healthcare. Celltrion Healthcare is a marketer of biopharmaceutical products in the South Korean health care sector. Following the success of its first product, infliximab similar, in Europe in 2016, the company launched the same product in the U.S. during the Reporting Period. The company also has two more products in its pipeline — Rituxan and Herceptin similar, each of which either completed its last phase of clinical testing or has already received approval from regulatory bodies in both the European Union and the U.S. Given fixed profit sharing plans between the manufacturing and sales companies, we believed at the end of the Reporting Period that robust sales performance of its biosimilar products in these major markets may well be a primary driver of both top-line and bottom-line growth over the next three to five years. That said, we opted to sell the Fund’s position in Celltrion Healthcare, taking profits, as its share price rose well above our target price under any scenario we foresaw. (A biosimilar product is a biological product that is approved based on a showing that it is highly similar to a Food and Drug Administration-approved biological product, known as a reference product, and has no clinically meaningful differences in terms of safety and effectiveness from the reference product.)

18

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Fund weightings at a sector level are driven by bottom-up stock selection. That said, during the Reporting Period, the Fund’s exposure relative to the Index to financials, consumer discretionary and information technology increased, and its allocation relative to the Index to consumer staples decreased.

Similarly, allocations to countries are directly the result of various stock selection decisions. As such, the Fund’s allocation relative to the Index to Indonesia increased, and its exposure relative to the Index in South Korea decreased.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in Pakistan, Vietnam, Egypt, the Philippines and Indonesia and was underweight relative to the Index in South Korea. On the same date, the Fund was relatively neutrally weighted to the Index in all of the remaining country components of the Index, with the exception of Nigeria, where the Fund held no exposure at all.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in financials, and to a lesser extent, in materials and information technology. The Fund had underweighted positions compared to the Index in industrials, consumer staples, telecommunication services, energy, real estate and health care at the end of the Reporting Period. The Fund was relatively neutrally weighted to the Index in utilities and consumer discretionary at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

19

FUND BASICS

N-11 Equity Fund

as of April 30, 2018

PERFORMANCE REVIEW
November 1, 2017–April 30, 2018	Fund Total Return (based on NAV)[1]	MSCI® Next 11 ex-Iran GDP Weighted Index (Net, USD, Unhedged)[2]
Class A	1.72%	2.54%
Class C	1.37	2.54
Institutional	2.02	2.54
Investor	1.85	2.54

February 28, 2018–April 30, 2018
Class R6	-2.40	-2.61

April 16, 2018–April 30, 2018
Class P	-1.07	-1.27

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® Next 11 ex-Iran GDP Weighted Index (Net, Unhedged, USD) comprises the following 10 emerging and frontier market indices: Bangladesh, Egypt, Indonesia, Mexico, Nigeria, Pakistan, Philippines, South Korea, Turkey and Vietnam. The index is designed to reflect the performance of the N-11 ex Iran countries based on the size of each country’s economy rather than the size of its equity market, by using country weights based on a country’s gross domestic product (GDP). Each country is divided into large- and mid-cap segments and provides exhaustive coverage of these size segments by targeting a coverage range around 85% of free float-adjusted market capitalization in that market. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/18	One Year	Five Years	Since Inception	Inception Date
Class A	8.85%	-3.14%	-0.21%	02/28/11
Class C	13.35	-2.75	-0.16	02/28/11
Institutional	15.63	-1.63	0.99	02/28/11
Investor	15.48	-1.80	0.84	02/28/11
Class P	N/A	N/A	N/A	04/16/18
Class R6	N/A	N/A	-0.10	02/28/18

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

20

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.73%	1.95%
Class C	2.48	2.70
Institutional	1.34	1.56
Investor	1.48	1.70
Class P	1.33	1.55
Class R6	1.33	1.55

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/18[5]
Holding	% of Net Assets	Line of Business	Country
Samsung Electronics Co. Ltd.	9.5%	Technology Hardware & Equipment	South Korea
Commercial International Bank Egypt SAE	6.4	Banks	Egypt
Bank Central Asia Tbk. PT	5.9	Banks	Indonesia
Vietnam Dairy Products JSC	2.9	Food, Beverage & Tobacco	Vietnam
Telekomunikasi Indonesia Persero Tbk. PT	2.9	Telecommunication Services	Indonesia
Grupo Financiero Banorte SAB de CV Class O	2.7	Banks	Mexico
BRAC Bank Ltd.	2.5	Banks	Bangladesh
Wal-Mart de Mexico SAB de CV	2.3	Food & Staples Retailing	Mexico
ING Life Insurance Korea Ltd.	2.2	Insurance	South Korea
Bolsa Mexicana de Valores SAB de CV	2.2	Diversified Financials	Mexico

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

21

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2018

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 1.7% of the Fund’s net assets at April 30, 2018.

22

GOLDMAN SACHS ASIA EQUITY FUND

Schedule of Investments

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – 98.6%
China – 38.7%
6,283	58.com, Inc. ADR (Software & Services)*	$549,071
20,438	Alibaba Group Holding Ltd. ADR (Software & Services)*	3,649,001
574,000	Angang Steel Co. Ltd. Class H (Materials)	615,286
216,800	Anhui Conch Cement Co. Ltd. Class H (Materials)	1,353,153
133,000	ANTA Sports Products Ltd. (Consumer Durables & Apparel)	758,924
314,000	Brilliance China Automotive Holdings Ltd. (Automobiles & Components)	559,082
82,299	China Literature Ltd. (Media)*(a)(b)	662,927
558,500	China Merchants Bank Co. Ltd. Class H (Banks)	2,435,283
786,000	China Petroleum & Chemical Corp. Class H (Energy)	765,454
23,222	Ctrip.com International Ltd. ADR (Retailing)*	949,780
150,000	Geely Automobile Holdings Ltd. (Automobiles & Components)	394,505
82,061	Hangzhou Hikvision Digital Technology Co. Ltd. Class A (Technology Hardware & Equipment)	496,121
79,800	Hangzhou Robam Appliances Co. Ltd. Class A (Consumer Durables & Apparel)	419,173
1,624,000	Hilong Holding Ltd. (Energy)	246,217
39,698	Huami Corp. ADR (Technology Hardware & Equipment)*(b)	357,679
233,000	Huayu Automotive Systems Co. Ltd. Class A (Automobiles & Components)	813,256
1,336,635	Industrial & Commercial Bank of China Ltd. Class H (Banks)	1,173,407
166,800	Inner Mongolia Yili Industrial Group Co. Ltd. Class A (Food, Beverage & Tobacco)	689,355
125,386	Jiangsu Hengrui Medicine Co. Ltd. Class A (Pharmaceuticals, Biotechnology & Life Sciences)	1,640,479
22,640	Kweichow Moutai Co. Ltd. Class A (Food, Beverage & Tobacco)	2,353,152
234,000	Minth Group Ltd. (Automobiles & Components)	1,111,060
12,073	New Oriental Education & Technology Group, Inc. ADR (Consumer Services)	1,084,638
235,000	Nexteer Automotive Group Ltd. (Automobiles & Components)*	361,564
345,000	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	3,371,133
98,000	Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)	1,069,791
38,752	Silergy Corp. (Semiconductors & Semiconductor Equipment)	810,384
134,500	Tencent Holdings Ltd. (Software & Services)	6,612,414

Common Stocks – (continued)
China – (continued)
80,500	Wuxi Biologics Cayman, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	730,211

		36,032,500

Hong Kong – 8.1%
384,836	AIA Group Ltd. (Insurance)	3,439,356
107,000	Galaxy Entertainment Group Ltd. (Consumer Services)	936,532
49,550	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	1,605,150
455,200	IMAX China Holding, Inc. (Media)*(a)	1,510,660
1,960,000	Peace Mark Holdings Ltd. (Consumer Durables & Apparel)*(c)	—

		7,491,698

India – 11.9%
2,826	Abbott India Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	261,668
22,968	AIA Engineering Ltd. (Capital Goods)	496,492
22,394	Amber Enterprises India Ltd. (Consumer Durables & Apparel)*	382,080
22,064	Bajaj Finance Ltd. (Diversified Financials)	627,857
28,408	Bandhan Bank Ltd. (Banks)*(a)	218,551
17,686	Bharat Financial Inclusion Ltd. (Diversified Financials)*	306,846
18,778	Castrol India Ltd. (Materials)	54,629
155,333	Crompton Greaves Consumer Electricals Ltd. (Consumer Durables & Apparel)	545,979
30,128	Divi’s Laboratories Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	538,732
175,502	Edelweiss Financial Services Ltd. (Diversified Financials)	747,807
1,200	Eicher Motors Ltd. (Capital Goods)	558,067
205,181	Hindalco Industries Ltd. (Materials)	718,533
131,475	Hindustan Zinc Ltd. (Materials)	642,309
45,369	ICICI Lombard General Insurance Co. Ltd. (Insurance)(a)	516,570
419,323	Idea Cellular Ltd. (Telecommunication Services)*	432,933
8,705	Info Edge India Ltd. (Software & Services)	161,846
6,861	Maruti Suzuki India Ltd. (Automobiles & Components)	902,831
479	MRF Ltd. (Automobiles & Components)	571,982
55,002	Muthoot Finance Ltd. (Diversified Financials)	369,441
35,939	Navin Fluorine International Ltd. (Materials)	414,460
75,495	Prestige Estates Projects Ltd. (Real Estate)	344,120
1,548	Procter & Gamble Hygiene & Health Care Ltd. (Household & Personal Products)	221,079

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS ASIA EQUITY FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
India – (continued)
17,772	TeamLease Services Ltd. (Commercial & Professional Services)*	$731,355
10,070	Thermax Ltd. (Capital Goods)	171,088
25,142	VRL Logistics Ltd. (Transportation)*	159,417

		11,096,672

Indonesia – 0.7%
225,800	Bank Central Asia Tbk. PT (Banks)	357,053
4,944,000	BFI Finance Indonesia Tbk. PT (Diversified Financials)	287,845

		644,898

Italy – 0.6%
101,100	PRADA SpA (Consumer Durables & Apparel)	512,972

Malaysia – 0.9%
461,700	Bursa Malaysia Bhd. (Diversified Financials)	847,064

Philippines – 1.2%
139,120	Jollibee Foods Corp. (Consumer Services)	764,546
766,800	Megawide Construction Corp. (Capital Goods)	354,387

		1,118,933

Singapore – 3.1%
126,121	DBS Group Holdings Ltd. (Banks)	2,909,875

South Korea – 21.1%
43,883	DGB Financial Group, Inc. (Banks)	490,466
18,498	Hankook Tire Co. Ltd. (Automobiles & Components)	854,302
2,243	Hanssem Co. Ltd. (Consumer Durables & Apparel)	244,019
37,427	ING Life Insurance Korea Ltd. (Insurance)(a)	1,437,858
18,676	Jin Air Co. Ltd. (Transportation)	553,817
6,190	Korea Kolmar Co. Ltd. (Household & Personal Products)	472,088
383	Korea Zinc Co. Ltd. (Materials)	155,011
2,702	LG Chem Ltd. (Materials)	904,438
5,389	LG Electronics, Inc. (Consumer Durables & Apparel)	510,978
1,856	LG Innotek Co. Ltd. (Technology Hardware & Equipment)	200,123
20,177	Modetour Network, Inc. (Consumer Services)	697,594
721	NAVER Corp. (Software & Services)	480,794
6,433	NCSoft Corp. (Software & Services)	2,156,168
714	NongShim Co. Ltd. (Food, Beverage & Tobacco)	215,807
5,751	Osstem Implant Co. Ltd. (Health Care Equipment & Services)*	294,782
110,302	Pan Ocean Co. Ltd. (Transportation)*	563,225
18,803	Samsung Electro-Mechanics Co. Ltd. (Technology Hardware & Equipment)	2,064,698

Common Stocks – (continued)
South Korea – (continued)
2,228	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	5,522,339
1,507	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	376,283
18,416	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	1,448,308

		19,643,098

Taiwan – 7.2%
611,000	FIT Hon Teng Ltd. (Technology Hardware & Equipment)(a)	234,443
159,000	Fubon Financial Holding Co. Ltd. (Diversified Financials)	272,026
96,000	Kingpak Technology, Inc. (Technology Hardware & Equipment)	626,394
6,000	Largan Precision Co. Ltd. (Technology Hardware & Equipment)	697,850
40,000	Nien Made Enterprise Co. Ltd. (Consumer Durables & Apparel)	355,302
62	Poya International Co. Ltd. (Retailing)	688
518,338	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	3,948,358
74,000	Win Semiconductors Corp. (Semiconductors & Semiconductor Equipment)	554,873

		6,689,934

Thailand – 3.2%
783,400	Airports of Thailand PCL (Transportation)	1,762,717
164,200	Bumrungrad Hospital PCL (Health Care Equipment & Services)	985,832
334,100	Thai Beverage PCL (Food, Beverage & Tobacco)	214,789

		2,963,338

United States – 0.8%
9,210	Cognizant Technology Solutions Corp. Class A (Software & Services)	753,562

Vietnam – 1.1%
124,920	Vietnam Dairy Products JSC (Food, Beverage & Tobacco)	1,013,015

TOTAL COMMON STOCKS
(Cost $78,862,235)		$91,717,559

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Shares	Distribution Rate	Value
Investment Company(d) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
190	1.623%	$190
(Cost $190)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $78,862,425)		$91,717,749

Securities Lending Reinvestment Vehicle(d) – 0.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
507,366	1.623%	$507,366
(Cost $507,366)

TOTAL INVESTMENTS – 99.1%
(Cost $79,369,791)		$92,225,115

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%		832,407

NET ASSETS – 100.0%		$93,057,522

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $5,311,220, which represents approximately 5.7% of net assets as of April 30, 2018. The liquidity determination is unaudited.
(b)	All or a portion of security is on loan.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Represents an Affiliated Issuer.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – 90.0%
Argentina – 1.4%
456,418	Grupo Supervielle SA ADR (Banks)	$12,752,319
145,983	Loma Negra Cia Industrial Argentina SA ADR (Materials)*	3,027,687
19,108	MercadoLibre, Inc. (Software & Services)	6,489,268

		22,269,274

Australia – 0.2%
248,768	SEEK Ltd. (Commercial & Professional Services)	3,618,540

Brazil – 5.7%
591,200	Azul SA (Preference) (Transportation)*,(a)	6,142,864
1,872,100	B3 SA – Brasil Bolsa Balcao (Diversified Financials)*	13,520,247
297,993	Banco Bradesco SA ADR (Banks)*	2,920,331
1,547,113	Banco Bradesco SA (Preference) (Banks)*,(a)	15,267,098
1,021,241	BB Seguridade Participacoes SA (Insurance)	8,010,876
665,800	Bradespar SA (Preference) (Materials)(a)	6,758,349
641,400	CVC Brasil Operadora e Agencia de Viagens SA (Consumer Services)	10,617,374
995,300	Fleury SA (Health Care Equipment & Services)	7,418,156
229,091	Pagseguro Digital Ltd. Class A (Software & Services)*	7,612,694
1,180,800	Petrobras Distribuidora SA (Retailing)	7,738,972
915,500	Wiz Solucoes e Corretagem de Seguros SA (Insurance)	2,602,872

		88,609,833

China – 25.2%
95,688	58.com, Inc. ADR (Software & Services)*	8,362,174
327,009	Alibaba Group Holding Ltd. ADR (Software & Services)*	58,384,187
3,495,000	Anhui Conch Cement Co. Ltd. Class H (Materials)	21,813,976
2,095,000	ANTA Sports Products Ltd. (Consumer Durables & Apparel)	11,954,476
765,664	China Literature Ltd. (Media)*(b)(c)	6,167,504
6,689,000	China Merchants Bank Co. Ltd. Class H (Banks)	29,166,716
257,652	Ctrip.com International Ltd. ADR (Retailing)*	10,537,967
3,819,000	Geely Automobile Holdings Ltd. (Automobiles & Components)	10,044,092
1,730,511	Hangzhou Hikvision Digital Technology Co. Ltd. Class A (Technology Hardware & Equipment)	10,462,256
1,019,321	Hangzhou Robam Appliances Co. Ltd. Class A (Consumer Durables & Apparel)	5,354,289

Common Stocks – (continued)
China – (continued)
516,570	Huami Corp. ADR (Technology Hardware & Equipment)*(c)	4,654,296
2,730,900	Inner Mongolia Yili Industrial Group Co. Ltd. Class A (Food, Beverage & Tobacco)	11,286,323
793,298	Jiangsu Hengrui Medicine Co. Ltd. Class A (Pharmaceuticals, Biotechnology & Life Sciences)	10,379,059
306,824	Kweichow Moutai Co. Ltd. Class A (Food, Beverage & Tobacco)	31,890,621
2,454,000	Minth Group Ltd. (Automobiles & Components)	11,651,882
130,107	New Oriental Education & Technology Group, Inc. ADR (Consumer Services)	11,688,813
2,991,000	Nexteer Automotive Group Ltd. (Automobiles & Components)*	4,601,865
3,768,000	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	36,818,634
317,497	Silergy Corp. (Semiconductors & Semiconductor Equipment)	6,639,515
1,707,100	Tencent Holdings Ltd. (Software & Services)	83,926,034
699,895	Wuxi Biologics Cayman, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*(b)	6,348,708

		392,133,387

Colombia – 0.3%
97,135	Banco de Bogota SA (Banks)	2,403,343
113,839	Grupo Aval Acciones y Valores SA ADR (Banks)	1,008,614
3,223,981	Grupo Aval Acciones y Valores SA (Preference) (Banks)(a)	1,417,472

		4,829,429

Czech Republic – 0.5%
2,185,931	Moneta Money Bank A/S (Banks)(b)	7,857,246

Egypt – 0.3%
778,945	Commercial International Bank Egypt SAE (Registered) GDR (Banks)	3,995,988

Georgia – 0.5%
47,711	BGEO Group plc (Banks)	2,280,772
218,742	TBC Bank Group plc (Banks)	5,551,490

		7,832,262

Germany – 0.5%
291,474	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	7,463,401

Greece – 0.5%
212,182	JUMBO SA (Retailing)	3,883,881
276,686	Sarantis SA (Household & Personal Products)	4,738,661

		8,622,542

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Hong Kong – 4.8%
3,039,400	AIA Group Ltd. (Insurance)	$27,163,726
2,071,000	Galaxy Entertainment Group Ltd. (Consumer Services)	18,126,701
758,096	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	24,558,174
1,452,100	IMAX China Holding, Inc. (Media)*(b)	4,819,045

		74,667,646

India – 10.6%
24,359	Abbott India Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,255,470
371,991	AIA Engineering Ltd. (Capital Goods)	8,041,216
314,547	Amber Enterprises India Ltd. (Consumer Durables & Apparel)*	5,366,717
352,951	Bajaj Finance Ltd. (Diversified Financials)	10,043,634
458,593	Bandhan Bank Ltd. (Banks)*(b)	3,528,088
237,757	Bharat Financial Inclusion Ltd. (Diversified Financials)*	4,125,001
152,923	Castrol India Ltd. (Materials)	444,887
2,134,222	Crompton Greaves Consumer Electricals Ltd. (Consumer Durables & Apparel)	7,501,564
531,171	Divi’s Laboratories Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	9,498,106
2,368,815	Edelweiss Financial Services Ltd. (Diversified Financials)	10,093,419
17,416	Eicher Motors Ltd. (Capital Goods)	8,099,419
3,893,034	Hindalco Industries Ltd. (Materials)	13,633,193
2,026,764	Hindustan Zinc Ltd. (Materials)	9,901,570
664,122	ICICI Lombard General Insurance Co. Ltd. (Insurance)(b)	7,561,677
7,003,914	Idea Cellular Ltd. (Telecommunication Services)*	7,231,232
263,063	Info Edge India Ltd. (Software & Services)	4,890,946
125,221	Maruti Suzuki India Ltd. (Automobiles & Components)	16,477,685
5,785	MRF Ltd. (Automobiles & Components)	6,907,971
631,932	Muthoot Finance Ltd. (Diversified Financials)	4,244,604
389,460	Navin Fluorine International Ltd. (Materials)	4,491,378
1,086,238	Prestige Estates Projects Ltd. (Real Estate)	4,951,277
19,257	Procter & Gamble Hygiene & Health Care Ltd. (Household & Personal Products)	2,750,204
198,470	TeamLease Services Ltd. (Commercial & Professional Services)*	8,167,459

Common Stocks – (continued)
India – (continued)
158,489	Thermax Ltd. (Capital Goods)	2,692,699
323,501	VRL Logistics Ltd. (Transportation)*	2,051,206

		164,950,622

Indonesia – 1.2%
9,373,900	Bank Central Asia Tbk. PT (Banks)	14,822,787
64,673,000	BFI Finance Indonesia Tbk. PT (Diversified Financials)	3,765,329

		18,588,116

Malaysia – 0.8%
6,622,350	Bursa Malaysia Bhd. (Diversified Financials)	12,149,778

Mexico – 2.3%
2,449,885	Alsea SAB de CV (Consumer Services)	9,112,049
1,530,843	Becle SAB de CV (Food, Beverage & Tobacco)*	2,593,144
5,447,510	Bolsa Mexicana de Valores SAB de CV (Diversified Financials)	10,509,338
1,015,000	Grupo Cementos de Chihuahua SAB de CV (Materials)	5,907,521
2,362,668	Unifin Financiera SAB de CV SOFOM ENR (Diversified Financials)*	8,455,403

		36,577,455

Peru – 2.2%
1,002,816	Alicorp SAA (Food, Beverage & Tobacco)	3,683,877
3,371,516	BBVA Banco Continental SA (Banks)	4,663,948
52,934	Credicorp Ltd. (Banks)	12,306,625
125,776	Intercorp Financial Services, Inc. (Banks)	5,381,955
444,081	Nexa Resources SA (Materials)*	7,762,536

		33,798,941

Philippines – 0.6%
1,670,360	Jollibee Foods Corp. (Consumer Services)	9,179,611

Poland – 1.3%
371,628	Dino Polska SA (Food & Staples Retailing)*(b)	9,995,695
95,022	KRUK SA (Diversified Financials)	6,201,674
311,097	Warsaw Stock Exchange (Diversified Financials)	3,496,667

		19,694,036

Romania – 0.3%
6,455,021	Banca Transilvania SA (Banks)	4,278,513

Russia – 2.4%
233,994	LUKOIL PJSC ADR (Energy)	15,417,865
2,749,837	Moscow Exchange MICEX-RTS PJSC (Diversified Financials)	5,260,123
4,510,273	Sberbank of Russia PJSC (Banks)	16,076,846

		36,754,834

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
South Africa – 3.9%
10,484,362	Alexander Forbes Group Holdings Ltd. (Diversified Financials)	$5,425,121
793,152	Barclays Africa Group Ltd. (Banks)	11,617,515
157,576	Bid Corp. Ltd. (Food & Staples Retailing)	3,622,393
2,606,756	Dis-Chem Pharmacies Ltd. (Food & Staples Retailing)(b)	7,854,774
1,101,885	FirstRand Ltd. (Diversified Financials)	5,901,175
723,733	JSE Ltd. (Diversified Financials)	11,352,128
298,343	Santam Ltd. (Insurance)	7,659,026
5,144,176	Transaction Capital Ltd. (Diversified Financials)	7,230,322

		60,662,454

South Korea – 12.8%
276,170	Hankook Tire Co. Ltd. (Automobiles & Components)	12,754,496
37,572	Hanssem Co. Ltd. (Consumer Durables & Apparel)	4,087,503
460,410	ING Life Insurance Korea Ltd. (Insurance)(b)	17,687,877
262,625	Jin Air Co. Ltd. (Transportation)	7,787,866
86,623	Korea Kolmar Co. Ltd. (Household & Personal Products)	6,606,409
41,660	LG Chem Ltd. (Materials)	13,944,808
98,951	LG Electronics, Inc. (Consumer Durables & Apparel)	9,382,414
8,740	NAVER Corp. (Software & Services)	5,828,207
32,357	NCSoft Corp. (Software & Services)	10,845,196
4,922	NongShim Co. Ltd. (Food, Beverage & Tobacco)	1,487,677
46,468	Osstem Implant Co. Ltd. (Health Care Equipment & Services)*	2,381,836
106,670	Samsung Electro-Mechanics Co. Ltd. (Technology Hardware & Equipment)	11,713,095
30,200	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	74,853,972
21,456	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	5,357,347
198,142	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	15,582,687

		200,301,390

Spain – 0.3%
1,885,119	Prosegur Cash SA (Commercial & Professional Services)(b)	5,509,057

Switzerland – 0.5%
2,256,870	Ferrexpo plc (Materials)	7,307,045

Common Stocks – (continued)
Taiwan – 6.3%
218,000	Chunghwa Precision Test Tech Co. Ltd. (Technology Hardware & Equipment)	5,550,821
10,945,000	FIT Hon Teng Ltd. (Technology Hardware & Equipment)(b)	4,199,636
600,000	Kingpak Technology, Inc. (Technology Hardware & Equipment)	3,914,960
125,000	Largan Precision Co. Ltd. (Technology Hardware & Equipment)	14,538,532
498,000	Nien Made Enterprise Co. Ltd. (Consumer Durables & Apparel)	4,423,507
3,600	Poya International Co. Ltd. (Retailing)	39,966
382,000	President Chain Store Corp. (Food & Staples Retailing)	3,754,857
7,227,883	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	55,057,260
894,000	Win Semiconductors Corp. (Semiconductors & Semiconductor Equipment)	6,703,470

		98,183,009

Thailand – 1.5%
4,827,500	Airports of Thailand PCL (Transportation)	10,862,288
8,949,800	Beauty Community PCL (Retailing)	6,576,149
592,500	Kasikornbank PCL (Banks)	3,761,808
3,876,200	Thai Beverage PCL (Food, Beverage & Tobacco)	2,491,958

		23,692,203

Turkey – 0.8%
137,932	BIM Birlesik Magazalar A/S (Food & Staples Retailing)	2,343,554
2,735,649	Dogtas Kelebek Mobilya Sanayi ve Ticaret A/S (Consumer Durables & Apparel)*(c)	1,873,128
1,541,577	Eregli Demir ve Celik Fabrikalari TAS (Materials)*	3,848,145
959,845	MLP Saglik Hizmetleri A/S (Health Care Equipment & Services)*(b)	4,002,800

		12,067,627

United Arab Emirates – 0.6%
195,844	NMC Health plc (Health Care Equipment & Services)	9,569,547

United States – 1.2%
148,457	Cognizant Technology Solutions Corp. Class A (Software & Services)	12,146,752

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
1,370,700	Samsonite International SA (Consumer Durables & Apparel)	$6,182,809

		18,329,561

Vietnam – 0.5%
1,018,288	Vietnam Dairy Products JSC (Food, Beverage & Tobacco)	8,257,616

TOTAL COMMON STOCKS
(Cost $1,322,905,198)		$1,401,750,963

Exchange Traded Funds – 8.1%
United States – 8.1%
969,352	iShares MSCI Emerging Markets ETF	$45,481,996
212,859	iShares MSCI South Africa ETF(c)	14,014,637
241,537	iShares MSCI South Korea ETF	18,260,197
1,323,527	iShares MSCI Taiwan ETF	48,044,030

TOTAL EXCHANGE TRADED FUNDS
(Cost $129,935,750)		$125,800,860

Shares	Distribution Rate	Value
Investment Company(d) – 0.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
12,986,271	1.623%	$12,986,271
(Cost $12,986,271)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,465,827,219)		$1,540,538,094

Securities Lending Reinvestment Vehicle(d) – 0.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
14,494,050	1.623%	$14,494,050
(Cost $14,494,050)

TOTAL INVESTMENTS – 99.8%
(Cost $1,480,321,269)		$1,555,032,144

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		3,815,542

NET ASSETS – 100.0%		$1,558,847,686

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $85,532,107, which represents approximately 5.5% of net assets as of April 30, 2018. The liquidity determination is unaudited.
(c)	All or a portion of security is on loan.
(d)	Represents an Affiliated Issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS N-11 EQUITY FUND

Schedule of Investments

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – 96.8%
Bangladesh – 4.8%
1,537,125	BRAC Bank Ltd. (Banks)*	$1,623,678
94,800	GrameenPhone Ltd. (Telecommunication Services)	534,555
158,485	Olympic Industries Ltd. (Food, Beverage & Tobacco)	503,945
110,027	Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	406,712

		3,068,890

Egypt – 7.0%
773,972	Commercial International Bank Egypt SAE (Banks)	4,114,261
250,666	Egyptian Financial Group-Hermes Holding Co. (Diversified Financials)	370,994

		4,485,255

Indonesia – 15.5%
1,610,400	Astra International Tbk. PT (Automobiles & Components)	824,246
2,377,300	Bank Central Asia Tbk. PT (Banks)	3,759,184
3,634,500	Bank Rakyat Indonesia Persero Tbk. PT (Banks)	838,001
598,000	Indocement Tunggal Prakarsa Tbk. PT (Materials)	756,776
7,046,700	Kalbe Farma Tbk. PT (Pharmaceuticals, Biotechnology & Life Sciences)	760,723
873,200	Matahari Department Store Tbk. PT (Retailing)	646,538
693,500	Semen Indonesia Persero Tbk. PT (Materials)*	478,990
6,803,900	Telekomunikasi Indonesia Persero Tbk. PT (Telecommunication Services)	1,856,612

		9,921,070

Mexico – 17.4%
197,327	Alsea SAB de CV (Consumer Services)	733,934
40,006	America Movil SAB de CV Class L ADR (Telecommunication Services)	739,711
108,242	Becle SAB de CV (Food, Beverage & Tobacco)*	183,355
718,500	Bolsa Mexicana de Valores SAB de CV (Diversified Financials)	1,386,130
13,492	Fomento Economico Mexicano SAB de CV ADR (Food, Beverage & Tobacco)	1,304,137
14,431	Grupo Aeroportuario del Sureste SAB de CV Class B (Transportation)	259,521
120,500	Grupo Cementos de Chihuahua SAB de CV (Materials)	701,336
277,533	Grupo Financiero Banorte SAB de CV Class O (Banks)	1,736,543
195,608	Grupo Mexico SAB de CVSeries B (Materials)	650,247
161,600	Regional SAB de CV (Banks)	1,032,398

Common Stocks – (continued)
Mexico – (continued)
254,785	Unifin Financiera SAB de CV SOFOM ENR (Diversified Financials)*	911,812
534,224	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	1,484,523

		11,123,647

Pakistan – 4.2%
215,133	Engro Corp. Ltd. (Materials)	581,717
217,200	Habib Bank Ltd. (Banks)	365,915
247,400	MCB Bank Ltd. (Banks)	447,084
334,300	Oil & Gas Development Co. Ltd. (Energy)	483,088
496,100	United Bank Ltd. (Banks)	861,353

		2,739,157

Philippines – 6.1%
41,300	Ayala Corp. (Diversified Financials)	768,222
1,492,900	Ayala Land, Inc. (Real Estate)	1,173,108
103,090	Jollibee Foods Corp. (Consumer Services)	566,540
511,194	Metropolitan Bank & Trust Co. (Banks)	837,266
310,870	Robinsons Retail Holdings, Inc. (Food & Staples Retailing)	546,656

		3,891,792

South Korea – 24.0%
8,222	Hana Financial Group, Inc. (Banks)	365,330
11,665	Hankook Tire Co. Ltd. (Automobiles & Components)	538,730
3,648	Hanssem Co. Ltd. (Consumer Durables & Apparel)	396,870
37,209	ING Life Insurance Korea Ltd. (Insurance)(a)	1,429,483
10,673	KT Corp. (Telecommunication Services)	284,396
3,738	LG Chem Ltd. (Materials)	1,251,217
6,755	LG Electronics, Inc. (Consumer Durables & Apparel)	640,501
736	NAVER Corp. (Software & Services)	490,796
2,047	NCSoft Corp. (Software & Services)	686,099
733	NongShim Co. Ltd. (Food, Beverage & Tobacco)	221,550
7,476	Osstem Implant Co. Ltd. (Health Care Equipment & Services)*	383,202
2,848	POSCO (Materials)	981,309
2,451	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	6,075,069
2,069	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	516,608
14,112	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	1,109,825

		15,370,985

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS N-11 EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Turkey – 11.6%
308,209	Akbank Turk A/S (Banks)	$641,282
165,374	Aygaz A/S (Utilities)	548,790
69,180	BIM Birlesik Magazalar A/S (Food & Staples Retailing)	1,175,413
61,925	Cimsa Cimento Sanayi ve Ticaret A/S (Materials)	191,771
361,360	Enka Insaat ve Sanayi A/S (Capital Goods)	434,818
405,659	Eregli Demir ve Celik Fabrikalari TAS (Materials)*	1,012,622
271,020	Haci Omer Sabanci Holding A/S (Diversified Financials)	640,946
106,909	KOC Holding A/S (Capital Goods)	361,178
50,770	MLP Saglik Hizmetleri A/S (Health Care Equipment & Services)*(a)	211,724
239,418	Soda Sanayii A/S (Materials)	284,973
339,773	Turkiye Garanti Bankasi A/S (Banks)	769,393
1,783,613	Turkiye Sinai Kalkinma Bankasi A/S (Banks)	615,998
94,856	Ulker Biskuvi Sanayi A/S (Food, Beverage & Tobacco)*	497,246

		7,386,154

Vietnam – 6.2%
508,608	Bank for Foreign Trade of Vietnam JSC (Banks)	1,333,290
180,420	Masan Group Corp. (Food, Beverage & Tobacco)*	724,628
63,556	Saigon Thuong Tin Commercial JSB (Banks)*	38,498
229,990	Vietnam Dairy Products JSC (Food, Beverage & Tobacco)	1,865,061

		3,961,477

TOTAL COMMON STOCKS
(Cost $46,688,254)		$61,948,427

Exchange Traded Funds – 2.5%
United States – 2.5%
13,390	iShares MSCI Indonesia ETF	$339,571
2,272	iShares MSCI South Korea ETF	171,763
28,624	iShares MSCI Turkey ETF(b)	1,078,552

TOTAL EXCHANGE TRADED FUNDS
(Cost $1,688,956)		$1,589,886

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $48,377,210)		$63,538,313

Shares	Distribution Rate		Value
Securities Lending Reinvestment Vehicle(c) – 1.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,077,225	1.623%		$1,077,225
(Cost $1,077,225)

TOTAL INVESTMENTS – 101.0%
(Cost $49,454,435)			$64,615,538

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.0)%			(664,161)

NET ASSETS – 100.0%			$63,951,377

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,641,207, which represents approximately 2.6% of net assets as of April 30, 2018. The liquidity determination is unaudited.
(b)	All or a portion of security is on loan.
(c)	Represents an Affiliated Issuer.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Assets and Liabilities

April 30, 2018 (Unaudited)

	Asia Equity Fund	Emerging Markets Equity Fund	N-11 Equity Fund
Assets:
Investments in unaffiliated issuers, at value (cost $78,862,235, $1,452,840,948 and $48,377,210)(a)	$91,717,559	$1,527,551,823	$63,538,313
Investments in affiliated issuers, at value (cost $190, $12,986,271 and $0)	190	12,986,271	—
Investments in affiliated securities lending reinvestment vehicle, at value (cost $507,366, $14,494,050 and $1,077,225)	507,366	14,494,050	1,077,225
Cash	1,090,009	24,211,118	95,777
Foreign currencies, at value (cost $146,620, $4,560,993 and $300,431)	146,314	4,561,139	301,749
Receivables:
Investments sold	336,032	6,730,238	320,059
Dividends	87,620	2,318,037	30,123
Fund shares sold	13,887	5,920,548	6,769
Securities lending income	1,452	25,371	1,614
Foreign tax reclaims	—	126,560	—
Reimbursement from investment adviser	—	—	3,804
Other assets	35,684	91,424	38,471
Total assets	93,936,113	1,599,016,579	65,413,904

Liabilities:
Payables:
Payable upon return of securities loaned	507,366	14,494,050	1,077,225
Foreign capital gains taxes	176,399	585,665	786
Management fees	85,634	1,294,725	60,557
Fund shares redeemed	13,981	415,695	174,276
Distribution and Service fees and Transfer Agency fees	11,342	172,559	10,605
Investments purchased	—	23,120,346	—
Accrued expenses	83,869	85,853	139,078
Total liabilities	878,591	40,168,893	1,462,527

Net Assets:
Paid-in capital	79,440,749	1,531,107,221	111,293,723
Undistributed (distributions in excess of) net investment income (loss)	(206,884)	1,590,500	259,580
Accumulated net realized gain (loss)	1,125,220	(47,782,444)	(62,924,031)
Net unrealized gain	12,698,437	73,932,409	15,322,105
NET ASSETS	$93,057,522	$1,558,847,686	$63,951,377
Net Assets:
Class A	$18,765,051	$154,208,272	$13,133,447
Class C	2,114,731	48,701,908	3,339,426
Institutional	71,192,145	1,151,872,391	39,781,393
Service	—	27,890,013	—
Investor	966,057	144,036,866	7,677,472
Class P	9,805	9,799	9,885
Class R6	9,733	32,128,437	9,754
Total Net Assets	$93,057,522	$1,558,847,686	$63,951,377
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	662,697	7,214,227	1,300,843
Class C	82,136	2,542,724	346,652
Institutional	2,372,255	50,337,866	3,910,769
Service	—	1,350,181	—
Investor	32,371	6,342,256	756,687
Class P	327	426	972
Class R6	324	1,397,773	959
Net asset value, offering and redemption price per share:(b)
Class A	$28.32	$21.38	$10.10
Class C	25.75	19.15	9.63
Institutional	30.01	22.88	10.17
Service	—	20.66	—
Investor	29.84	22.71	10.15
Class P	30.01	22.99	10.17
Class R6	30.01	22.99	10.17

(a)	Includes loaned securities having a market value of $489,401, $13,807,890 and 1,021,128 for the Asia Equity, Emerging Markets Equity and N-11 Equity Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Asia Equity, Emerging Markets Equity and N-11 Equity Funds is $29.97, $22.62 and $10.69, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Operations

For the Six Months Ended April 30, 2018 (Unaudited)

	Asia Equity Fund	Emerging Markets Equity Fund	N-11 Equity Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $44,595, $726,862 and $120,177)	$364,496	$10,327,759	$780,152
Dividends — affiliated issuers	8,414	18,912	—
Securities lending income — affiliated issuer	7,751	101,322	19,661
Total investment income	380,661	10,447,993	799,813

Expenses:
Management fees	461,805	6,711,638	451,705
Custody, accounting and administrative services	65,783	412,339	80,516
Professional fees	61,205	75,738	68,459
Distribution and Service fees(a)	34,301	380,149	37,531
Transfer Agency fees(a)	33,708	429,344	33,444
Printing and mailing costs	18,853	101,259	37,021
Trustee fees	8,729	9,613	8,727
Service share fees — Service and Shareholder Administration Plan	—	68,940	—
Registration fees	—	5,515	6,039
Other	19,389	38,660	5,328
Total expenses	703,773	8,233,195	728,770
Less — expense reductions	(122,926)	(630,716)	(189,226)
Net expenses	580,847	7,602,479	539,544
NET INVESTMENT INCOME (LOSS)	(200,186)	2,845,514	260,269

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	1,191,850	(11,750,028)	2,852,117
Futures contracts	—	52,344	—
Foreign currency transactions	(23,224)	(723,350)	(6,688)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers (including the effects of the net change in the foreign capital gains tax liability of $89,978, $899,677 and $153,439)	1,876,259	6,286,876	(1,161,996)
Foreign currency translation	17,317	(607,509)	154,588
Net realized and unrealized gain (loss)	3,062,202	(6,741,667)	1,838,021
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,862,016	$(3,896,153)	$2,098,290

(a)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees		Transfer Agency Fees
Fund	Class A	Class C	Class A	Class C	Institutional	Service	Investor	Class P(c)	Class R6
Asia Equity	$23,453	$10,848	$16,886	$1,953	$14,118	$—	$751	$—	$—	(b)
Emerging Markets Equity	161,650	218,499	116,388	39,330	175,751	5,515	90,333	—	2,027
N-11 Equity Fund	19,222	18,309	13,840	3,296	9,071	—	7,236	—	1	(b)

(b)	Commenced operation on February 28, 2018 for Asia Equity and N-11 Funds.
(c)	Commenced operations on April 16, 2018.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Changes in Net Assets

	Asia Equity Fund
	For the Six Months Ended April 30, 2018 (Unaudited)	For the Fiscal Year Ended October 31, 2017
From operations:
Net investment income (loss)	$(200,186)	$164,802
Net realized gain (loss)	1,168,626	10,003,993
Net change in unrealized gain (loss)	1,893,576	8,215,950
Net increase (decrease) in net assets resulting from operations	2,862,016	18,384,745

Distributions to shareholders:
From net investment income
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	(13,260)	—
Service Shares	—	—
Investor Shares(a)	(212)	—
Class P(b)	—	—
Class R6 Shares	— (c)	—
From net realized gains
Class A Shares	(243,743)	—
Class C Shares	(31,458)	—
Institutional Shares	(883,156)	—
Investor Shares(a)	(7,038)	—
Class P(b)	—	—
Total distributions to shareholders	(1,178,867)	—

From share transactions:
Proceeds from sales of shares	14,867,863	9,759,750
Reinvestment of distributions	1,163,235	—
Cost of shares redeemed	(6,226,900)	(19,492,502)
Net increase (decrease) in net assets resulting from share transactions	9,804,198	(9,732,752)
TOTAL INCREASE (DECREASE)	11,487,347	8,651,993

Net assets:
Beginning of period	81,570,175	72,918,182
End of period	$93,057,522	$81,570,175
Undistributed (distributions in excess of) net investment income (loss)	$(206,884)	$6,774

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations on April 16, 2018.
(c)	Commenced operation on February 28, 2018 for Asia Equity and N-11 Funds.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Emerging Markets Equity Fund		N-11 Equity Fund
For the Six Months Ended April 30, 2018 (Unaudited)	For the Fiscal Year Ended October 31, 2017	For the Six Months Ended April 30, 2018 (Unaudited)	For the Fiscal Year Ended October 31, 2017

$2,845,514	$3,705,487	$260,269	$646,742
(12,421,034)	182,025,680	2,845,429	3,537,958
5,679,367	14,028,840	(1,007,408)	2,728,305
(3,896,153)	199,760,007	2,098,290	6,913,005

(628,195)	(385,998)	(1,461)	—
(70,973)	—	—	—
(6,577,764)	(4,455,372)	(166,435)	(17,504)
(162,107)	(141,339)	—	—
(666,445)	(67,461)	(11,520)	—
—	—	—	—
(1,439)	(79,414)	— (c)	—

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
(8,106,923)	(5,129,584)	(179,416)	(17,504)

830,526,286	327,967,113	1,970,264	17,192,942
7,341,874	4,901,687	176,285	17,132
(142,334,628)	(216,241,806)	(19,806,653)	(44,403,561)
695,533,532	116,626,994	(17,660,104)	(27,193,487)
683,530,456	311,257,417	(15,741,230)	(20,297,986)

875,317,230	564,059,813	79,692,607	99,990,593
$1,558,847,686	$875,317,230	$63,951,377	$79,692,607
$1,590,500	$6,851,909	$259,580	$178,727

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS ASIA EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2018 - A	$27.69	$(0.10)		$1.12	$1.02	$—	$(0.39)	$(0.39)
2018 - C	25.31	(0.19)		1.02	0.83	—	(0.39)	(0.39)
2018 - Institutional	29.28	(0.05)		1.18	1.13	(0.01)	(0.39)	(0.40)
2018 - Investor(e)	29.14	(0.07)		1.17	1.10	(0.01)	(0.39)	(0.40)
2018 - P (Commenced April 16, 2018)	30.61	—	(f)	(0.60)	(0.60)	—	—	—
2018 - R6 (Commenced February 28, 2018)	30.83	(0.03)		(0.79)	(0.82)	—	—	—

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - A	21.08	(0.02	)(g)	6.63	6.61	—	—	—
2017 - C	19.41	(0.17	)(g)	6.07	5.90	—	—	—
2017 - Institutional	22.20	0.09	(g)	6.99	7.08	—	—	—
2017 - Investor(e)	22.12	0.06	(g)	6.96	7.02	—	—	—

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A	20.28	(0.02)		0.82	0.80	—	—	—
2016 - C	18.81	(0.15)		0.75	0.60	—	—	—
2016 - Institutional	21.27	0.07		0.86	0.93	—	—	—
2016 - Investor(e)	21.23	0.06		0.83	0.89	—	—	—

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2015 - A	20.04	(0.03)		0.27	0.24	—	—	—
2015 - C	18.73	(0.18)		0.26	0.08	—	—	—
2015 - Institutional	20.99	0.05		0.29	0.34	(0.06)	—	(0.06)
2015 - Investor(e)	20.98	0.01		0.29	0.30	(0.05)	—	(0.05)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2014 - A	19.21	—	(f)(h)	0.91	0.91	(0.08)	—	(0.08)
2014 - C	18.02	(0.13	)(h)	0.84	0.71	—	—	—
2014 - Institutional	20.13	0.12	(h)	0.90	1.02	(0.16)	—	(0.16)
2014 - Investor (Commenced February 28, 2014)(e)	20.71	0.06	(h)	0.21	0.27	—	—	—

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2013 - A	17.78	0.04		1.51	1.55	(0.12)	—	(0.12)
2013 - C	16.77	(0.10)		1.43	1.33	(0.08)	—	(0.08)
2013 - Institutional	18.71	0.12		1.58	1.70	(0.28)	—	(0.28)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(f)	Amount is less than $0.005 per share.
(g)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.17% of average net assets.
(h)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.25% of average net assets.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$28.32	3.69%	$18,765	1.54	%(d)	1.81	%(d)	(0.72	)%(d)	12%
25.75	3.32	2,115	2.29	(d)	2.56	(d)	(1.46	)(d)	12
30.01	3.88	71,192	1.15	(d)	1.42	(d)	(0.33	)(d)	12
29.84	3.77	966	1.29	(d)	1.54	(d)	(0.44	)(d)	12
30.01	(1.96)	10	1.15	(d)	1.51	(d)	(0.42	)(d)	12
30.01	(2.66)	10	1.14	(d)	1.28	(d)	(0.67	)(d)	12

27.69	31.36	16,860	1.55		2.03		(0.09	)(g)	89
25.31	30.35	1,732	2.30		2.78		(0.79	)(g)	89
29.28	31.91	62,843	1.15		1.63		0.36	(g)	89
29.14	31.74	136	1.30		1.78		0.24	(g)	89

21.08	3.93	14,975	1.60		2.18		(0.08)		111
19.41	3.18	1,810	2.35		2.93		(0.83)		111
22.20	4.31	56,077	1.20		1.78		0.32		111
22.12	4.18	57	1.34		1.93		0.27		111

20.28	1.20	16,310	1.69		1.99		(0.16)		153
18.81	0.43	1,951	2.44		2.76		(0.91)		153
21.27	1.60	58,967	1.29		1.61		0.21		153
21.23	1.46	52	1.44		1.75		0.06		153

20.04	4.75	13,711	1.73		2.24		0.02	(h)	169
18.73	4.00	2,114	2.48		3.00		(0.71	)(h)	169
20.99	5.15	62,951	1.32		1.87		0.59	(h)	169
20.98	1.30	51	1.43	(d)	2.06	(d)	0.41	(d)(h)	169

19.21	8.72	14,097	1.72		2.25		0.21		102
18.02	7.87	2,331	2.47		2.99		(0.56)		102
20.13	9.16	43,208	1.32		1.85		0.62		102

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2018 - A	$20.91	$0.02		$0.59	$0.61	$(0.14)
2018 - C	18.72	(0.06)		0.52	0.46	(0.03)
2018 - Institutional	22.40	0.07		0.62	0.69	(0.21)
2018 - Service	20.21	0.01		0.56	0.57	(0.12)
2018 - Investor(e)	22.24	0.05		0.61	0.66	(0.19)
2018 - P (Commenced April 16, 2018)	23.46	0.03		(0.50)	(0.47)	—
2018 - R6	22.41	0.08		0.61	0.69	(0.11)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - A	16.23	0.05	(f)	4.74	4.79	(0.11)
2017 - C	14.53	(0.09	)(f)	4.28	4.19	—
2017 - Institutional	17.38	0.12	(f)	5.07	5.19	(0.17)
2017 - Service	15.71	0.02	(f)	4.59	4.61	(0.11)
2017 - Investor(e)	17.27	0.13	(f)	5.01	5.14	(0.17)
2017 - R6	17.38	0.16	(f)	5.05	5.21	(0.18)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A	14.75	0.04		1.44	1.48	—
2016 - C	13.31	(0.06)		1.28	1.22	—
2016 - Institutional	15.75	0.11		1.54	1.65	(0.02)
2016 - Service	14.29	0.02		1.40	1.42	—
2016 - Investor(e)	15.67	0.08		1.53	1.61	(0.01)
2016 - R6	15.74	0.10		1.56	1.66	(0.02)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2015 - A	16.00	0.03		(1.28)	(1.25)	—
2015 - C	14.55	(0.10)		(1.14)	(1.24)	—
2015 - Institutional	17.08	0.08		(1.36)	(1.28)	(0.05)
2015 - Service	15.52	—	(g)	(1.23)	(1.23)	—
2015 - Investor(e)	16.99	0.01		(1.30)	(1.29)	(0.03)
2015 - R6 (Commenced July 31, 2015)	16.72	0.01		(0.99)	(0.98)	—

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2014 - A	15.20	0.03		0.83	0.86	(0.06)
2014 - C	13.87	(0.08)		0.76	0.68	—
2014 - Institutional	16.22	0.10		0.88	0.98	(0.12)
2014 - Service	14.74	0.02		0.80	0.82	(0.04)
2014 - Investor(e)	16.14	0.08		0.87	0.95	(0.10)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2013 - A	14.68	0.05		0.54	0.59	(0.07)
2013 - C	13.42	(0.06)		0.51	0.45	—
2013 - Institutional	15.65	0.13		0.58	0.71	(0.14)
2013 - Service	14.24	0.04		0.53	0.57	(0.07)
2013 - Investor(e)	15.58	0.10		0.58	0.68	(0.12)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(f)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.19% of average net assets.
(g)	Amount is less than $0.005 per share.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$21.38	2.89%	$154,208	1.56	%(d)	1.66	%(d)	0.15	%(d)	20%
19.15	2.48	48,702	2.31	(d)	2.42	(d)	(0.57	)(d)	20
22.88	3.05	1,151,872	1.17	(d)	1.27	(d)	0.59	(d)	20
20.66	2.83	27,890	1.67	(d)	1.79	(d)	0.07	(d)	20
22.71	3.02	144,037	1.31	(d)	1.41	(d)	0.47	(d)	20
22.99	(2.00)	10	1.17	(d)	1.18	(d)	2.89	(d)	20
22.99	3.13	32,128	1.15	(d)	1.19	(d)	0.67	(d)	20

20.91	29.78	85,679	1.57		1.75		0.29	(f)	113
18.72	28.84	36,286	2.32		2.50		(0.55	)(f)	113
22.40	30.31	664,085	1.18		1.36		0.63	(f)	113
20.21	29.65	26,049	1.68		1.86		0.11	(f)	113
22.24	30.11	62,974	1.31		1.49		0.67	(f)	113
22.41	30.35	245	1.17		1.35		0.88	(f)	113

16.23	10.01	59,593	1.65		1.90		0.27		92
14.53	9.14	30,104	2.40		2.65		(0.48)		92
17.38	10.43	445,019	1.25		1.50		0.69		92
15.71	9.91	19,069	1.75		2.00		0.17		92
17.27	10.26	5,263	1.40		1.64		0.52		92
17.38	10.52	5,012	1.23		1.44		0.57		92

14.75	(7.81)	64,169	1.67		1.91		0.17		118
13.31	(8.52)	35,927	2.41		2.67		(0.68)		118
15.75	(7.49)	326,068	1.28		1.52		0.48		118
14.29	(7.93)	15,759	1.77		2.02		0.02		118
15.67	(7.62)	1,424	1.42		1.69		0.04		118
15.74	(5.86)	9	1.24	(d)	1.53	(d)	0.14	(d)	118

16.00	5.67	28,157	1.70		1.93		0.19		114
14.55	4.90	11,217	2.46		2.68		(0.55)		114
17.08	6.17	303,676	1.30		1.53		0.58		114
15.52	5.55	15,919	1.81		2.03		0.11		114
16.99	5.93	313	1.46		1.68		0.46		114

15.20	4.04	36,578	1.73		1.89		0.32		159
13.87	3.35	11,869	2.48		2.64		(0.44)		159
16.22	4.49	388,046	1.33		1.49		0.80		159
14.74	4.02	14,584	1.83		1.99		0.25		159
16.14	4.37	329	1.48		1.64		0.62		159

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS N-11 EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2018 - A	$9.93	$0.02	$0.15	$0.17	$— (d)
2018 - C	9.51	(0.01)	0.13	0.12	—
2018 - Institutional	10.02	0.05	0.13	0.18	(0.03)
2018 - Investor(f)	9.98	0.04	0.15	0.19	(0.02)
2018 - P (Commenced April 16, 2018)	10.29	— (d)	(0.12)	(0.12)	—
2018 - R6 (Commenced February 28, 2018)	10.43	0.03	(0.29)	(0.26)	—

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - A	8.98	0.05	0.90	0.95	—
2017 - C	8.66	(0.01)	0.86	0.85	—
2017 - Institutional	9.02	0.09	0.91	1.00	— (d)
2017 - Investor(f)	9.00	0.08	0.90	0.98	—

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A	9.26	0.06	(0.32)	(0.26)	(0.02)
2016 - C	8.98	(0.01)	(0.31)	(0.32)	—
2016 - Institutional	9.33	0.10	(0.33)	(0.23)	(0.08)
2016 - Investor(f)	9.30	0.08	(0.32)	(0.24)	(0.06)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2015 - A	11.25	0.04	(2.03)	(1.99)	— (d)
2015 - C	10.99	(0.04)	(1.97)	(2.01)	—
2015 - Institutional	11.34	0.08	(2.04)	(1.96)	(0.05)
2015 - Investor(f)	11.30	0.06	(2.03)	(1.97)	(0.03)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2014 - A	11.03	0.02	0.26	0.28	(0.06)
2014 - C	10.81	(0.06)	0.25	0.19	(0.01)
2014 - Institutional	11.12	0.06	0.26	0.32	(0.10)
2014 - Investor(f)	11.08	0.05	0.25	0.30	(0.08)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2013 - A	10.38	0.01	0.65	0.66	(0.01)
2013 - C	10.25	(0.07)	0.63	0.56	—
2013 - Institutional	10.45	0.05	0.65	0.70	(0.03)
2013 - Investor(f)	10.42	0.03	0.65	0.68	(0.02)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	Effective August 15, 2017, Class IR changed its name to Investor Shares.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS N-11 EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.10	1.72%	$13,133	1.72	%(e)	2.25	%(e)	0.47	%(e)	1%
9.63	1.37	3,339	2.47	(e)	2.99	(e)	(0.28	)(e)	1
10.17	2.02	39,781	1.33	(e)	1.86	(e)	0.88	(e)	1
10.15	1.85	7,677	1.47	(e)	1.99	(e)	0.73	(e)	1
10.17	(1.07)	10	1.33	(e)	1.80	(e)	1.20	(e)	1
10.17	(2.40)	10	1.33	(e)	1.64	(e)	1.88	(e)	1

9.93	10.58	16,496	1.73		2.11		0.50		26
9.51	9.82	3,854	2.48		2.84		(0.15)		26
10.02	11.02	50,730	1.33		1.67		0.94		26
9.98	10.89	8,613	1.48		1.80		0.91		26

8.98	(2.84)	25,955	1.74		2.39		0.66		27
8.66	(3.55)	5,642	2.49		3.14		(0.07)		27
9.02	(2.46)	58,958	1.33		1.99		1.08		27
9.00	(2.59)	9,436	1.48		2.14		0.90		27

9.26	(17.68)	54,045	1.73		2.07		0.35		48
8.98	(18.29)	8,564	2.48		2.82		(0.41)		48
9.33	(17.34)	115,099	1.33		1.68		0.78		48
9.30	(17.45)	13,092	1.48		1.82		0.59		48

11.25	2.54	96,440	1.74		2.08		0.20		41
10.99	1.76	15,127	2.49		2.83		(0.54)		41
11.34	2.88	310,186	1.34		1.68		0.57		41
11.30	2.76	27,343	1.49		1.82		0.44		41

11.03	6.31	114,658	1.74		2.12		0.07		53
10.81	5.46	19,018	2.49		2.87		(0.66)		53
11.12	6.73	308,502	1.35		1.72		0.44		53
11.08	6.48	36,429	1.49		1.87		0.26		53

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements

April 30, 2018 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Asia Equity	A, C, Institutional, Investor, P(a) and R6(b)	Diversified
Emerging Markets Equity	A, C, Institutional, Service, Investor, P(a) and R6	Diversified
N-11 Equity	A, C, Institutional, Investor, P(a) and R6(b)	Diversified

(a)	Commenced operations on April 16, 2018.
(b)	Commenced operations on February 28, 2018.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class P and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

42

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price

43

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation

44

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of April 30, 2018:

ASIA EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$6,590,169	$83,860,856	$—
Europe	—	512,972	—
North America	753,562	—	—
Investment Company	190	—	—
Securities Lending Reinvestment Vehicle	507,366	—	—
Total	$7,851,287	$84,373,828	$—

EMERGING MARKETS EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$105,006	$64,553,436	$—
Asia	109,045,302	951,450,084	—
Australia and Oceania	—	3,618,540	—
Europe	—	68,564,102	—
North America	48,724,207	6,182,809	—
South America	119,921,694	29,585,783	—
Exchange Traded Funds	125,800,860	—	—
Investment Company	12,986,271	—	—
Securities Lending Reinvestment Vehicle	14,494,050	—	—
Total	$431,077,390	$1,123,954,754	$—

45

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

N-11 EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$4,485,255	$—
Asia	—	46,339,525	—
North America	11,123,647	—	—
Exchange Traded Funds	1,589,886	—	—
Securities Lending Reinvestment Vehicle	1,077,225	—	—
Total	$13,790,758	$50,824,780	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the Fund‘s gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Average Number of Contracts(a)
Emerging Markets Equity	Equity	Net realized gain (loss) from futures contracts	$52,344	1

(a)	Average number of contracts is based on the average of month end balances for the six months ended April 30, 2018.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

46

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended April 30, 2018, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Asia Equity	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	1.00%
Emerging Markets Equity	1.02	1.02	0.92	0.87	0.85	1.13	1.02	*
N-11 Equity	1.13	1.13	1.02	0.97	0.95	1.25	1.13	*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*	GSAM agreed to waive a portion of its management fee in order to achieve net management rate as defined in the Funds’ most recent prospectuses. These waivers will be effective through at least February 28, 2019, and prior to such date, GSAM may not terminate the arrangements without the approval of the Trustees.

Prior to February 28, 2018, the contractual management fee rates for the Emerging Markets Equity Fund and N-11 Equity Fund were as stated below and GSAM agreed to waive a portion of its management fee in order to achieve an Effective Net Management Rate as set forth in the Funds’ prospectus dated February 28, 2017.

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
Emerging Markets Equity	1.20%	1.20%	1.08%	1.03%	1.01%
N-11 Equity	1.30	1.30	1.24	1.21	1.19

The Asia Equity, Emerging Markets Equity and N-11 Equity Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the six months ended April 30, 2018, GSAM waived $1,188, $628,393 and $42,418 of the Asia Equity, Emerging Markets Equity and N-11 Equity Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

47

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service
Distribution and/or Service Plan	0.25%	0.75%	0.25%

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended April 30, 2018, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Asia Equity	$1,915	$—
Emerging Markets Equity	35,382	—
N-11 Equity	2	—

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C or Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, and Investor Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Asia Equity, Emerging Markets Equity and N-11 Equity Funds are 0.114%, 0.104% and 0.164%, respectively. Prior to February 28, 2018, the Other Expense limitation was 0.194% for the Emerging Markets Equity Fund. These Other Expense limitations will remain in place through at least February 28, 2019 for Class A, Class C, Institutional, Service, Investor and Class R6 Shares, and through at least April 16, 2019 for Class P Shares, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

48

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended April 30, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Asia Equity	$1,188	$121,308	$430	$122,926
Emerging Markets Equity	628,393	—	2,323	630,716
N-11 Equity	42,418	146,679	129	189,226

G.  Line of Credit Facility — As of April 30, 2018, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2018, the Funds did not have any borrowings under the facility. The facility was decreased to $770,000,000 effective May 1, 2018.

H.  Other Transactions with Affiliates — As of April 30, 2018, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% of the Class R6 Shares of the Asia Equity and N-11 Equity Funds and approximately 100% of the Class P Shares of the Asia Equity, Emerging Markets Equity, and N-11 Equity Funds.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the six months ended April 30, 2018:

Fund	Beginning Value as of October 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of April 30, 2018	Shares as of April 30, 2018	Dividend Income From Affiliated Investment Company
Asia Equity	$2,420,450	$13,585,153	$(16,005,413)	$190	190	$8,414
Emerging Markets Equity	—	269,192,694	(256,206,423)	12,986,271	12,986,271	18,912

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2018, were as follows:

Fund	Purchases	Sales and Maturities
Asia Equity	$20,821,835	$10,572,619
Emerging Markets Equity	910,431,665	245,401,697
N-11 Equity	1,007,504	18,611,982

49

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% (prior to February 21, 2018, GSAM may have received a management fee of up to 0.205%) on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of April 30, 2018 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the six months ended April 30, 2018, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the six months ended April 30, 2018
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Asia Equity	$865	$219
Emerging Markets Equity	11,326	7,646
N-11 Equity	2,192	2,378

50

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

7. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Government Money Market Fund for the six months ended April 30, 2018.

Fund	Beginning Value as of October 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of April 30, 2018
Asia Equity	$—	$4,303,932	$(3,796,566)	$507,366
Emerging Markets Equity	751,625	126,870,188	(113,127,763)	14,494,050
N-11 Equity	1,923,875	10,182,800	(11,029,450)	1,077,225

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, October 31, 2017, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Asia Equity	Emerging Markets Equity	N-11 Equity
Capital loss carryforwards:
Perpetual Long-term	$—	$(16,224,003)	$(32,869,361)
Perpetual Short-term	—	(19,031,869)	(32,285,070)
Total capital loss carryforwards	$—	$(35,255,872)	$(65,154,431)

As of April 30, 2018, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Asia Equity	Emerging Markets Equity	N-11 Equity
Tax cost	$79,419,573	$1,481,679,939	$50,069,764
Gross unrealized gain	17,932,192	135,152,154	18,760,423
Gross unrealized loss	(5,126,650)	(61,799,949)	(4,176,831)
Net unrealized gain	$12,805,542	$73,352,205	$14,583,592

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

51

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense

52

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

9. OTHER RISKS (continued)

ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

53

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Asia Equity Fund

	For the Six Months Ended April 30, 2018 (Unaudited)		For the Fiscal Year Ended October 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	109,166	$3,233,710	157,150	$3,888,750
Reinvestment of distributions	8,226	233,609	—	—
Shares redeemed	(63,543)	(1,854,591)	(258,762)	(5,384,902)
	53,849	1,612,728	(101,612)	(1,496,152)
Class C Shares
Shares sold	27,266	729,681	6,782	148,981
Reinvestment of distributions	1,145	29,647	—	—
Shares redeemed	(14,709)	(393,545)	(31,607)	(677,536)
	13,702	365,783	(24,825)	(528,555)
Institutional Shares
Shares sold	316,674	9,763,165	234,353	5,655,912
Reinvestment of distributions	29,693	892,729	—	—
Shares redeemed	(120,705)	(3,683,150)	(614,302)	(13,410,220)
	225,662	6,972,744	(379,949)	(7,754,308)
Investor Shares(a)
Shares sold	36,849	1,121,302	2,923	66,107
Reinvestment of distributions	242	7,250	—	—
Shares redeemed	(9,383)	(295,609)	(842)	(19,844)
	27,708	832,943	2,081	46,263
Class P Shares(b)
Shares sold	327	10,005	—	—
Shares redeemed	—	(5)	—	—
	327	10,000	—	—
Class R6 Shares(c)
Shares sold	324	10,000	—	—
	324	10,000	—	—
NET INCREASE (DECREASE)	321,572	$9,804,198	(504,305)	$(9,732,752)

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operation on April 16, 2018.
(c)	Commenced operation on February 28, 2018.

54

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Emerging Markets Equity Fund

	For the Six Months Ended April 30, 2018 (Unaudited)		For the Fiscal Year Ended October 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,530,685	$103,404,636	3,712,565	$62,773,188
Reinvestment of distributions	27,247	590,988	24,604	363,154
Shares redeemed	(1,440,796)	(31,997,794)	(3,312,487)	(60,131,411)
	3,117,136	71,997,830	424,682	3,004,931
Class C Shares
Shares sold	787,967	15,789,026	459,354	7,554,467
Reinvestment of distributions	3,236	63,061	—	—
Shares redeemed	(186,694)	(3,706,204)	(592,983)	(9,248,055)
	604,509	12,145,883	(133,629)	(1,693,588)
Institutional Shares
Shares sold	24,354,830	581,109,015	9,659,830	180,090,551
Reinvestment of distributions	252,609	5,858,001	269,690	4,250,319
Shares redeemed	(3,916,319)	(92,073,600)	(5,892,735)	(109,319,295)
	20,691,120	494,893,416	4,036,785	75,021,575
Service Shares
Shares sold	194,194	4,091,928	331,682	5,778,509
Reinvestment of distributions	7,730	162,107	9,898	141,339
Shares redeemed	(140,630)	(2,985,381)	(266,772)	(4,693,437)
	61,294	1,268,654	74,808	1,226,411
Investor Shares(a)
Shares sold	3,965,212	93,915,439	3,234,790	59,478,508
Reinvestment of distributions	28,938	666,445	4,308	67,461
Shares redeemed	(483,813)	(11,501,565)	(711,914)	(13,690,385)
	3,510,337	83,080,319	2,527,184	45,855,584
Class P Shares(b)
Shares sold	426	10,005	—	—
Shares redeemed	—	(5)	—	—
	426	10,000	—	—
Class R6 Shares
Shares sold	1,389,713	32,206,237	694,283	12,291,890
Reinvestment of distributions	55	1,272	5,039	79,414
Shares redeemed	(2,911)	(70,079)	(976,795)	(19,159,223)
	1,386,857	32,137,430	(277,473)	(6,787,919)
NET INCREASE	29,371,679	$695,533,532	6,652,357	$116,626,994

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operation on April 16, 2018.

55

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

	N-11 Equity Fund

	For the Six Months Ended April 30, 2018 (Unaudited)		For the Fiscal Year Ended October 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	44,428	$452,269	579,743	$5,579,274
Reinvestment of distributions	140	1,457	—	—
Shares redeemed	(405,173)	(4,206,245)	(1,809,097)	(15,839,645)
	(360,605)	(3,752,519)	(1,229,354)	(10,260,371)
Class C Shares
Shares sold	8,731	84,575	25,009	216,838
Shares redeemed	(67,415)	(660,005)	(271,102)	(2,331,663)
	(58,684)	(575,430)	(246,093)	(2,114,825)
Institutional Shares
Shares sold	99,911	1,040,550	517,574	4,638,851
Reinvestment of distributions	15,615	163,337	2,084	17,132
Shares redeemed	(1,269,908)	(13,476,979)	(1,989,135)	(17,348,896)
	(1,154,382)	(12,273,092)	(1,469,477)	(12,692,913)
Investor Shares(a)
Shares sold	35,632	372,865	773,003	6,757,979
Reinvestment of distributions	1,101	11,491	—	—
Shares redeemed	(143,169)	(1,463,419)	(958,301)	(8,883,357)
	(106,436)	(1,079,063)	(185,298)	(2,125,378)
Class P Shares(b)
Shares sold	972	10,005	—	—
Shares redeemed	—	(5)	—	—
	972	10,000	—	—
Class R6 Shares(c)
Shares sold	959	10,000	—	—
	959	10,000	—	—
NET DECREASE	(1,678,176)	$(17,660,104)	(3,130,222)	$(27,193,487)

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operation on April 16, 2018.
(c)	Commenced operation on February 28, 2018.

56

12. SUMMARY OF SHARE TRANSACTIONS (continued)

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Fund Expenses — Six Month Period Ended April 30, 2018 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2017 through April 30, 2018, which represents a period of 181 days of a 365 day year. The Class R6 example is based on the period from March 1, 2017 through April 30, 2018, which represents a period of 61 out of 365 days for Asia Equity and N-11 funds. The Class P example is based on the period from April 17, 2018 through April 30, 2018, which represents a period of 14 out of 365 days. The Class P and Class R6 example for hypothetical expenses reflects projected activity for the period from November 1, 2017 through April 30, 2018 for the purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fee or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Asia Equity Fund				Emerging Markets Equity Fund				N-11 Equity Fund
Share Class	Beginning Account Value 11/01/2017	Ending Account Value 04/30/2018		Expenses Paid for the 6 Months Ended 04/30/2018*	Beginning Account Value 11/01/2017	Ending Account Value 04/30/2018		Expenses Paid for the 6 Months Ended 04/30/2018*	Beginning Account Value 11/01/2017	Ending Account Value 04/30/2018		Expenses Paid for the 6 Months Ended 04/30/2018*
Class A
Actual	$1,000	$1,036.90		$7.78	$1,000	$1,028.90		$7.85	$1,000	$1,017.20		$8.60
Hypothetical 5% return	1,000	1,017.16	+	7.70	1,000	1,017.06	+	7.80	1,000	1,016.27	+	8.60
Class C
Actual	1,000	1,033.20		11.54	1,000	1,024.80		11.60	1,000	1,013.70		12.33
Hypothetical 5% return	1,000	1,013.44	+	11.43	1,000	1,013.34	+	11.53	1,000	1,012.55	+	12.33
Institutional
Actual	1,000	1,038.80		5.81	1,000	1,030.50		5.89	1,000	1,020.20		6.66
Hypothetical 5% return	1,000	1,019.09	+	5.76	1,000	1,018.99	+	5.86	1,000	1,018.20	+	6.66
Service
Actual	N/A	N/A		N/A	1,000	1,028.30		8.40	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,016.51	+	8.35	N/A	N/A		N/A
Investor
Actual	1,000	1,037.70		6.52	1,000	1,030.20		6.59	1,000	1,018.50		7.36
Hypothetical 5% return	1,000	1,018.40	+	6.46	1,000	1,018.30	+	6.56	1,000	1,017.50	+	7.35
Class P(a)
Actual	1,000	980.40		0.44	1,000	980.00		0.44	1,000	989.30		0.51
Hypothetical 5% return	1,000	1,019.09	+	5.76	1,000	1,018.99	+	5.86	1,000	1,018.20	+	6.66
Class R6(b)
Actual	1,000	973.40		1.88	1,000	1,031.30		5.79	1,000	976.00		2.20
Hypothetical 5% return	1,000	1,019.14	+	5.71	1,000	1,019.09	+	5.76	1,000	1,018.20	+	6.66

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P(a)	Class R6(b)
Asia Equity	1.54%	2.29%	1.15%	N/A	1.29%	1.15%	1.14%
Emerging Markets Equity	1.56	2.31	1.17	1.67%	1.31	1.17	1.15
N-11 Equity	1.72	2.47	1.33	N/A	1.47	1.33	1.33

(a)	Commenced operations on April 16, 2018.
(b)	Commenced operations on February 28, 2018 for Asia Equity and N-11 Equity Funds.

57

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.29 trillion in assets under supervision as of March 31, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund[7]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[8]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[9]
∎	International Equity ESG Fund[10]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[11]
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[6]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[7]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[8]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[9]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[10]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
[11]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President
and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer
and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (the “SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of April 30, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2018 Goldman Sachs. All rights reserved. 132504-OTU-779573/2018/EMESAR-18/21K

Goldman Sachs Funds

Semi-Annual Report	April 30, 2018

Fundamental International Equity Funds
International Equity ESG*
International Equity Income**

*	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund (the Fund) was renamed the Goldman Sachs International Equity ESG Fund and changed its principal investment strategy. Performance information prior to this date reflects the Fund’s former strategies.

**	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund (the Fund) was renamed the Goldman Sachs International Equity Income Fund and changed its principal investment strategy and investment objective. Performance information prior to this date reflects the Fund’s former strategies.

Goldman Sachs Fundamental International Equity Funds

∎	INTERNATIONAL EQUITY ESG

∎	INTERNATIONAL EQUITY INCOME

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

What Differentiates Goldman Sachs’ Fundamental International Equity Investment Process?

Goldman Sachs’ Fundamental International Equity investment process is based on the belief that strong, consistent results are best achieved through expert stock selection, performed by research teams working together on a global scale. Our deep, diverse and experienced team of research analysts and portfolio managers combines local insights with global, industry-specific expertise in order to identify our high conviction investment ideas.

∎	Fundamental research teams based in the United States, United Kingdom, Japan, China, Korea, Singapore, Brazil, and India and focusing on long-term business and management quality

∎	Analysts collaborate regularly to leverage regional and industry-specific research and insights

∎	Global perspective is informed by local market expertise

∎	A common valuation framework, focusing on long-term earnings power, ensures consistency when valuing and comparing a company to its peers globally

∎	Team of experienced Research Analysts is regionally aligned and has sector expertise

∎	Team leverages the research of the approximately 80+ regional investment professionals

∎	Decision-making process is informed by active participation in the global research process

∎	Security selections are aligned with the level of investment conviction

∎	Risk monitoring considers whether investment and other risks to the Funds are intended and justified

∎	Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the stocks and their respective weightings in the Funds

International equity portfolios that strive to offer:

∎	Access to markets across the world
∎	Disciplined approach to stock selection
∎	Optimal risk/return profiles

1

MARKET REVIEW

Goldman Sachs Fundamental International Equity Funds

Market Review

International equities advanced during the six-month period ended April 30, 2018 (the “Reporting Period”). The MSCI Europe, Australasia, Far East (EAFE) Index (Net, USD, Unhedged) (the “MSCI EAFE Index”) posted a return of 3.41%.*

Early in the Reporting Period, i.e. in the last two months of 2017, international equity market returns were relatively muted, particularly amongst larger companies. The U.K., however, performed better than many other developed markets. Although the U.K. Prime Minister suffered a defeat in the House of Commons over the European Union Withdrawal Bill in December 2017, the U.K. was judged by the European Union to have made sufficient progress on key issues to allow the next phase of Brexit negotiations — including discussions on trade — to begin. Elsewhere, the European Central Bank (“ECB”) upgraded its growth forecasts for the Eurozone’s economy, though optimism was tempered by lackluster inflation. The German and French equity markets declined for the month of December. The Bank of Japan’s quarterly Tankan survey of business sentiment showed that confidence improved, boosted by strengthening export activity, and the Japanese equity market eked out a modest gain for December 2017. That same month, the U.S. Federal Reserve (the “Fed”) delivered its third interest rate hike of 2017, as had been widely expected, and maintained its projections for three additional interest rate hikes in 2018.

International equities enjoyed a strong start to 2018, driven by market exuberance about strong economic data, the $1.5 trillion U.S. tax reform plan signed by Congress the previous month and the favorable start to the corporate earnings reporting season. In February 2018, however, equities sold off globally on market speculation of a faster pace of interest rate hikes by the Fed, which stoked a sharp rise in bond yields and in equity market volatility. Concerns about monetary policy tightening were further exacerbated by solid U.S. labor and inflation data. While the hawkish Fed minutes released were largely expected, Fed Chair Jerome Powell’s Congressional testimony surprised markets with its hawkish tilt, sparking another sell-off. (Hawkish language tends to suggest higher interest rates; opposite of dovish.) In March 2018, escalating trade tensions and tariffs weighed on investor sentiment and on global equity market performance. Political uncertainty in Germany and Italy and signs of slowing economic growth in Europe dampened investor sentiment as well. Meanwhile, the Fed delivered on a consensus-expected interest rate increase in March, with its projections continuing to point to three interest rate hikes this calendar year. In Europe, an agreement on a 21-month transition after Brexit between the U.K. and the European Union reduced political uncertainty. The international equity markets posted a modestly positive return in April 2018, but remained relatively muted for the month, as the U.S. and China generated trade headlines and geopolitical uncertainty stemming from sanctions on Russia surfaced. The ECB and Bank of Japan kept their respective monetary policies unchanged, indicating ongoing monetary accommodation.

For the Reporting Period as a whole, energy was the best performing sector in the MSCI EAFE Index by some distance, followed by consumer discretionary and real estate. The weakest performing sectors in the MSCI EAFE Index during the Reporting Period were telecommunication services, consumer staples and industrials.

From a country perspective, Singapore, Finland and Italy were the best performing individual constituents of the MSCI EAFE Index during the Reporting Period. Sweden, Belgium and

*	All index returns are expressed in U.S. dollar terms.

2

MARKET REVIEW

Denmark were the weakest individual country constituents in the MSCI EAFE Index during the Reporting Period.

Looking Ahead

At the end of the Reporting Period, we believed the moderation in global economic data seen in the latter months of the Reporting Period led to risks to global economic growth being roughly balanced. We saw risks to the upside in Japan, where we believe there is room for a payback after surprisingly weak economic data. This was balanced by risks we saw as somewhat to the downside for Europe, which may face headwinds from stronger currency and higher interest rates as well as by the eventual fading of the rebound of the global industrial cycle.

We believe the fundamentals for Japanese corporations remained strong at the end of the Reporting Period. In particular, we are looking for domestic consumption in Japan to recover on the back of wage increases and a slowdown in its inflation rate. We also continued to believe that corporate reforms proposed by Abenomics, the Japanese Prime Minister’s economic plan, should increase focus on return on equity while improving corporate governance and shareholder value.

We were also constructive on European equities at the end of the Reporting Period though more moderately so. European earnings have benefited from strong economic growth. The euro area recovery gained pace in 2017, with economic growth reaching its strongest level since before the European sovereign debt crisis. Unemployment declined by one percentage point to 8.6%, its lowest level since 2008, and the euro area’s manufacturing purchasing managers index reached an all-time high of 60.6. But firm activity had not boosted inflation, which remained sluggish. Annual headline and core inflation averaged just 1.4% and 1.2%, respectively, over the past decade. At the end of the Reporting Period, we saw no near-term change in this trend due to both cyclical and structural factors. We expect some monetary policy normalization in 2019, but this does not preclude the ECB, in our view, from maintaining its accommodative stance.

Overall, at the end of the Reporting Period, our focus remained on seeking alpha opportunities through fundamental, bottom-up security selection. (Alpha, often considered the active return on an investment, gauges the performance of an investment against a market index used as a benchmark, since market indices are often considered to represent the market’s movement as a whole. The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.) We believe active managers should have the greatest ability to respond to potential changes in the post-monetary world, and value generated through active management may well become an increasingly important contributor to returns. As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

3

PORTFOLIO RESULTS

Goldman Sachs International Equity ESG Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Effective after the close of business on February 27, 2018, Goldman Sachs Focused International Equity Fund was re-named Goldman Sachs International Equity ESG Fund (the “Fund”) and its principal investment strategy changed. Below, the Goldman Sachs Global Equity Team discusses the Fund’s performance and positioning for the six-month period ended April 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor and R6 Shares generated cumulative total returns, without sales charges, of 4.31%, 3.89%, 4.51%, 4.27%, 4.45% and 4.52%, respectively. These returns compare to the 3.41% cumulative total return of the Fund’s benchmark, the MSCI EAFE Index (Net, USD, Unhedged) (the “MSCI EAFE Index”), during the same period.

From their inception on April 16, 2018 through the end of the Reporting Period, the Fund’s Class P Shares generated a cumulative total return, without sales charges, of 0.14%. This return compares to the 0.22% cumulative total return of the MSCI EAFE Index during the same period.

Q	What changes were made to the Fund’s strategy during the Reporting Period?

A	Effective after the close of business on February 27, 2018, the Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowing for investment purposes (measured at the time of purchase) in a diversified portfolio of equity investments of non-U.S. issuers that we believe adhere to the Fund’s environmental, social and governance (“ESG”) criteria. Such equity investments may include exchange-traded funds, futures and other instruments with similar economic exposures. The Fund intends to have investments economically tied to at least three countries, not including the U.S., and may invest in the securities of issuers in emerging market countries.

We use a quantitative and qualitative process to identify, at the time of investment, issuers that satisfy the Fund’s ESG criteria. We evaluate company ESG performance based on fundamental, proprietary research using internal and external data sources as well as engagement with company management. We analyze individual companies, incorporating the Fund’s ESG criteria as part of a fundamental, bottom-up financial analysis. We conduct an analysis of the issuer’s corporate governance factors and a range of environmental and social factors that may vary by sector, alongside traditional fundamental metrics. We engage in active dialogues with company management teams to further inform investment decision-making and to foster best corporate governance practices using its fundamental and ESG analysis. We seek to avoid what we believe to be structurally unattractive market segments, industries that do not meet the Fund’s ESG criteria and particular companies with weak corporate governance that are involved in and/or derive significant revenue from certain industries or product lines, including gambling, adult entertainment, alcohol, tobacco, coal and weapons. The Fund may also invest up to 20% of its net assets in fixed income securities, such as government, corporate and bank debt obligations. The Fund’s investment objective and benchmark did not change.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the MSCI EAFE Index during the Reporting Period, attributable primarily to individual stock selection. Country allocation also contributed positively, albeit more modestly. Sector allocation overall detracted slightly during the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among the greatest contributors to Fund performance relative to the MSCI EAFE Index during the Reporting Period were UBM, DBS Group Holdings and Nidec.

4

PORTFOLIO RESULTS

UBM, an out-of-MSCI EAFE Index holding, is a global business-to-business events organizer headquartered in the U.K. In January 2018, Informa made a cash/equity offer to acquire UBM at a 30% premium, which boosted the stock’s performance. UBM shareholders would own a 34.5% stake in the combined entity. The transaction is expected to close by the end of the second quarter of 2018. Further, for its fiscal year 2017, UBM posted top-line earnings and earnings before interest, taxes, depreciation and amortization that beat consensus expectations. Its organic growth was also positive and exceeded consensus expectations. At the end of the Reporting Period, we remained optimistic on the stock, trimming opportunistically, as we felt comfortable with the combined entity’s fundamentals and valuation.

DBS Group Holdings is a multinational banking and financial services corporation headquartered in Singapore. Its margin expansion and loan growth improved during the Reporting Period, and its stock beat consensus expectations on earnings for the first quarter of 2018 in part due to higher fee income. DBS Group had excess capital, and it distributed that capital as a one-time special dividend during the fourth quarter of 2017. It also announced dividend growth in line with earnings growth.

Nidec is a Japanese manufacturer of precision and industrial-use motors. It performed well during the Reporting Period on the back of heightened demand expectations for its assisted driving/electric vehicles-related motors as well as on the faster than market expected progress of the post-merger integration of its recently acquired Emerson Motor-Drive business. In early December 2017, Nidec formed its first joint venture of electric vehicle motors with an automotive manufacturer, PSA Group, which boosted the confidence of the long-term growth trajectory of its electric vehicle motor business and of the future earnings prospects for the company. Led by Europe and China, the drive toward increased automation and energy efficiency has been gaining pace within the transportation and logistics industry, factories and household appliances, which could potentially boost the growth potential for Nidec’s power electronics and medium-sized motors.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among the biggest detractors from Fund performance relative to the MSCI EAFE Index during the Reporting Period were Bayer, Novo Nordisk and Hoya.

German pharmaceutical and life sciences company Bayer was a top detractor from the Fund’s relative results during the Reporting Period. Early in the Reporting Period, its stock underperformed the MSCI EAFE Index following weaker sales in its pharmaceutical and consumer divisions and on skepticism around the higher special charges related to the Monsanto acquisition. However, the most recent approval of the Monsanto acquisition by the European Union commission gave further impetus to a deal that we believe may well prove to be good for Bayer both financially and strategically in the long term. Additionally, Bayer management’s initial guidance for the calendar year 2018 was disappointing. Most of the news could be attributed to the negative currency impacts and a one-off effect of a manufacturing issue at its German plant following a warning letter from the U.S. Food and Drug Administration. At the end of the Reporting Period, we believed the company’s management was fully dedicated to addressing these issues diligently and, aside from some temporary supply limitations, this incident should not have a major effect on its mature product pipeline.

Novo Nordisk is a multinational pharmaceutical company headquartered in Denmark. Novo Nordisk underperformed the broader European Union pharmaceuticals sector following the mid-February 2018 headlines about its oral semaglutide (the first oral treatment for diabetes) phase three trials, a reaction we believe was unwarranted. We believe Novo Nordisk’s share price decline was driven by three major factors. First investor confusion around the statistical analysis used in the headline trial data. Second, a perception that the catalyst has passed. We believe these concerns are unwarranted given that further key oral semaglutide data is due during the second quarter of 2018 that could confirm its profile at the top end of market expectations. Third, currency concerns. After the significant share price decline Novo Nordisk experienced during the Reporting Period and the opportunity we have had to discuss the issues with company management, we continued to believe at the end of the Reporting Period that the company should be able to gain market share through its strong franchise and upcoming pipeline.

Hoya is a Japanese company that engages in the manufacture and sale of imaging products, electronics and medical-related equipment. Its share price declined due to investor concerns about the business environment for hard disk drive substrate, or underlying layers. However, at the end of the Reporting Period, we remained positive on Hoya Management’s commitment to increasing shareholder returns, good synergy

5

PORTFOLIO RESULTS

opportunities from recent acquisitions and increasing focus on its high potential, in our view, life care business segment.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most positively to the Fund’s performance relative to the MSCI EAFE Index during the Reporting Period were financials, consumer discretionary and consumer staples, each due primarily to effective stock selection.

The sectors that detracted most from the Fund’s relative results during the Reporting Period were health care, industrials and energy, each hurt by weak stock selection. Having an overweight to industrials, which lagged the MSCI EAFE Index during the Reporting Period, and having an underweight to energy, which outpaced the MSCI EAFE Index during the Reporting Period, also hurt. Having an allocation to cash during a Reporting Period when the MSCI EAFE Index advanced further dampened relative results.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI EAFE Index. This effect may be even more pronounced in a concentrated portfolio or in countries that represent only a modest proportion of the MSCI EAFE Index.

That said, effective stock selection and effective allocation positioning in the U.K. and Singapore and strong stock selection in New Zealand boosted the Fund’s relative returns most. Conversely, the countries that detracted most from the Fund’s performance during the Reporting Period were Germany, France and Italy, where stock selection overall hurt.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In changing the Fund’s principal investment strategy effective after the close of business on February 27, 2018, we bought and sold a larger number of stocks during the Reporting Period than the portfolio turnover rate we expect to have in the Fund going forward.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or regional, country, sector or industry bets. We seek to outpace the MSCI EAFE Index by overweighting stocks that we expect to outperform and underweighting those we think may lag. Consequently, changes in its sector or country weightings are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to industrials, health care, consumer discretionary and financials increased relative to the MSCI EAFE Index during the Reporting Period, while its relative exposure to energy, information technology and materials decreased. From a country perspective, the Fund’s exposure to the U.K., Ireland, New Zealand, Sweden and Japan increased relative to the MSCI EAFE Index, while its relative exposure to France, Germany, Italy and Australia decreased during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s named portfolio managers as per the prospectus during the Reporting Period.

Q	How was the Fund positioned relative to the MSCI EAFE Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to the U.K., France, Ireland, Denmark and New Zealand and less exposure to Switzerland, Japan and the Netherlands relative to the MSCI EAFE Index. At the end of the Reporting Period, the Fund held a neutral position relative to the MSCI EAFE Index in Singapore, Sweden, Germany, Italy and Spain and held no exposure to the remaining components of the MSCI EAFE Index.

From a sector allocation perspective, the Fund had overweight positions relative to the MSCI EAFE Index in industrials, health care, consumer discretionary and real estate at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the MSCI EAFE Index in energy and financials and was rather neutrally weighted compared to the MSCI EAFE Index in

6

PORTFOLIO RESULTS

telecommunication services and consumer staples. The Fund had no exposure to the utilities, information technology and materials sectors at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

7

FUND BASICS

International Equity ESG Fund

as of April 30, 2018

PERFORMANCE REVIEW
November 1, 2017–April 30, 2018	Fund Total Return (based on NAV)[1]	MSCI® EAFE Index[2]
Class A	4.31%	3.41%
Class C	3.89	3.41
Institutional	4.51	3.41
Service	4.27	3.41
Investor	4.45	3.41
Class R6	4.52	3.41

April 16, 2018–April 30, 2018 Class P	0.14	0.22

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® EAFE Index is a market capitalization-weighted composite of securities in 21 developed markets. The MSCI® EAFE Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI® Inc. uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI® EAFE Index is unmanaged and the figures for the MSCI® EAFE Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	10.74%	4.13%	1.07%	4.54%	12/01/92
Class C	15.29	4.53	0.89	2.15	08/15/97
Institutional	17.61	5.73	2.05	4.43	02/07/96
Service	17.03	5.20	1.53	3.84	03/06/96
Investor	17.41	5.57	N/A	6.66	08/31/10
Class P	N/A	N/A	N/A	N/A	04/16/18
Class R6	17.64	N/A	N/A	15.39	02/26/16

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.29%	1.46%
Class C	2.04	2.21
Institutional	0.90	1.07
Service	1.40	1.57
Investor	1.04	1.21
Class P	0.89	1.06
Class R6	0.89	1.06

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/18[5,6]
Holding	% of Net Assets	Line of Business	Country
Bayer AG (Registered)	4.0%	Pharmaceuticals, Biotechnology & Life Sciences	Germany
BNP Paribas SA	3.9	Banks	France
Klepierre SA	3.9	Real Estate	France
Novo Nordisk A/S Class B	3.8	Pharmaceuticals, Biotechnology & Life Sciences	Denmark
Shire plc	3.7	Pharmaceuticals, Biotechnology & Life Sciences	United States
Reckitt Benckiser Group plc	3.3	Household & Personal Products	United Kingdom
Compass Group plc	3.3	Consumer Services	United Kingdom
UBM plc	3.3	Media	United Kingdom
Royal Dutch Shell plc Class A	3.3	Energy	Netherlands
Ferguson plc	3.3	Capital Goods	Switzerland

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

[6]	The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents approximately 5.5% of the Fund’s net assets as of 4/30/18.

9

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of April 30, 2018

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 5.0% of the Fund’s net assets at April 30, 2018.

10

PORTFOLIO RESULTS

Goldman Sachs International Equity Income Fund

Investment Objective

The Fund seeks long-term capital appreciation and growth of income.

Portfolio Management Discussion and Analysis

Effective after the close of business on February 27, 2018, Goldman Sachs Strategic International Equity Fund was re-named Goldman Sachs International Equity Income Fund (the “Fund”) and its investment objective and principal investment strategy were changed. Below, the Goldman Sachs Global Equity Team discusses the Fund’s performance and positioning for the six-month period ended April 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor, R and R6 Shares generated cumulative total returns, without sales charges, of 4.14%, 3.78%, 4.35%, 4.28%, 4.00% and 4.31%, respectively. These returns compare to the 3.41% cumulative total return of the Fund’s benchmark, the MSCI EAFE Index (Net, USD, Unhedged) (the “MSCI EAFE Index”), during the same period.

From their inception on April 16, 2018 through the end of the Reporting Period, the Fund’s Class P Shares generated a cumulative total return, without sales charges, of -0.26%. This return compares to the 0.22% cumulative total return of the MSCI EAFE Index during the same period.

Q	What changes were made to the Fund’s investment objective and strategy during the Reporting Period?

A	Effective after the close of business on February 27, 2018, the Fund’s investment objective changed from seeking long-term growth of capital to seeking long-term capital appreciation and growth of income. Effective the same date, the Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a diversified portfolio of equity investments of dividend-paying non-U.S. issuers. Such equity investments may include exchange-traded funds, futures and other instruments with similar economic exposures. The Fund intends to have investments economically tied to at least three countries, not including the U.S., and may invest in the securities of issuers in emerging market countries. The Fund’s investments are selected using a strong valuation discipline to purchase what we believe are well positioned, cash-generating businesses run by shareholder-oriented management team. The Fund may also invest up to 20% of its net assets in fixed income securities, such as government, corporate and bank debt obligations. The Fund’s benchmark did not change.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the MSCI EAFE Index during the Reporting Period, attributable primarily to individual stock selection. Country and sector allocation also contributed positively.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among the greatest contributors to Fund performance relative to the MSCI EAFE Index during the Reporting Period were DBS Group Holdings, UBM and Nidec.

DBS Group Holdings is a multinational banking and financial services corporation headquartered in Singapore. Its margin expansion and loan growth improved during the Reporting Period, and its stock beat consensus expectations on earnings for the first quarter of 2018 in part due to higher fee income. DBS Group had excess capital, and it distributed that capital as a one-time special dividend during the fourth quarter of 2017. It also announced dividend growth in line with earnings growth.

UBM, an out-of-MSCI EAFE Index holding, is a global business-to-business events organizer headquartered in the U.K. In January 2018, Informa made a cash/equity offer to acquire UBM at a 30% premium, which boosted the stock’s performance. UBM shareholders would own a 34.5% stake in the combined entity. The transaction is expected to close by the end of the second quarter of 2018. Further, for its fiscal year 2017, UBM posted top-line earnings and earnings

11

PORTFOLIO RESULTS

before interest, taxes, depreciation and amortization that beat consensus expectations. Its organic growth was also positive and exceeded consensus expectations.

Nidec is a Japanese manufacturer of precision and industrial-use motors. It performed well during the Reporting Period on the back of heightened demand expectations for its assisted driving/electric vehicles-related motors as well as on the faster than market expected progress of the post-merger integration of its recently acquired Emerson Motor-Drive business. In early December 2017, Nidec formed its first joint venture of electric vehicle motors with an automotive manufacturer, PSA Group, which boosted the confidence of the long-term growth trajectory of its electric vehicle motor business and of the future earnings prospects for the company. Led by Europe and China, the drive toward increased automation and energy efficiency has been gaining pace within the transportation and logistics industry, factories and household appliances, which could potentially boost the growth potential for Nidec’s power electronics and medium-sized motors.

As a result of the Fund’s restructure during the first quarter of 2018, we sold the Fund’s positions in each of these stocks by the end of the Reporting Period.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among the biggest detractors from Fund performance relative to the MSCI EAFE Index during the Reporting Period were Bayer, Novo Nordisk and Hoya.

German pharmaceutical and life sciences company Bayer was a top detractor from the Fund’s relative results during the Reporting Period. Early in the Reporting Period, its stock underperformed the MSCI EAFE Index following weaker sales in its pharmaceutical and consumer divisions and on skepticism around the higher special charges related to the Monsanto acquisition. However, the most recent approval of the Monsanto acquisition by the European Union commission gave further impetus to a deal that we believe may well prove to be good for Bayer both financially and strategically in the long term. Additionally, Bayer management’s initial guidance for the calendar year 2018 was disappointing. Most of the news could be attributed to the negative currency impacts and a one-off effect of a manufacturing issue at its German plant following a warning letter from the U.S. Food and Drug Administration. At the end of the Reporting Period, we believed the company’s management was fully dedicated to addressing these issues diligently and, aside from some temporary supply limitations, this incident should not have a major effect on its mature product pipeline.

Novo Nordisk is a multinational pharmaceutical company headquartered in Denmark. Novo Nordisk underperformed the broader European Union pharmaceuticals sector following the mid-February 2018 headlines about its oral semaglutide (the first oral treatment for diabetes) phase three trials, a reaction we believe was unwarranted. We believe Novo Nordisk’s share price decline was driven by three major factors. First investor confusion around the statistical analysis used in the headline trial data. Second, a perception that the catalyst has passed. We believe these concerns are unwarranted given that further key oral semaglutide data is due during the second quarter of 2018 that could confirm its profile at the top end of market expectations. Third, currency concerns. After the significant share price decline Novo Nordisk experienced during the Reporting Period and the opportunity we have had to discuss the issues with company management, we continued to believe at the end of the Reporting Period that the company should be able to gain market share through its strong franchise and upcoming pipeline.

Hoya is a Japanese company that engages in the manufacture and sale of imaging products, electronics and medical-related equipment. Its share price declined due to investor concerns about the business environment for hard disk drive substrate, or underlying layers. As a result of the Fund’s restructure during the first quarter of 2018, we sold the Fund’s position in Hoya by the end of the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most to the Fund’s performance relative to the MSCI EAFE Index were financials, industrials and consumer discretionary. Stock selection in all three sectors proved effective during the Reporting Period.

The only two sectors to detract from the Fund’s results during the Reporting Period were health care and consumer staples, where weak stock selection in each hurt.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI EAFE

12

PORTFOLIO RESULTS

Index. This effect may be even more pronounced in countries that represent only a modest proportion of the MSCI EAFE Index.

That said, effective stock selection in Singapore and Italy and having overweighted allocations to the U.K. and Italy contributed most positively to the Fund’s results relative to the MSCI EAFE Index during the Reporting Period. Conversely, the countries that detracted most from the Fund’s relative performance were Belgium, Taiwan and Denmark, where stock selection and allocation positioning overall hurt.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In changing the Fund’s principal investment strategy effective after the close of business on February 27, 2018, we bought and sold a larger number of stocks during the Reporting Period than the portfolio turnover rate we expect to have in the Fund going forward.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or regional, country, sector or industry bets. We seek to outpace the MSCI EAFE Index by overweighting stocks that we expect to outperform and underweighting those we think may lag. Consequently, changes in its sector or country weightings are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to health care, real estate, telecommunication services, utilities, energy and financials increased relative to the MSCI EAFE Index during the Reporting Period, while its relative exposure to consumer staples, industrials, information technology, materials and consumer discretionary decreased. From a country perspective, the Fund’s exposure to the U.K., Switzerland, the Netherlands, Spain and Sweden increased relative to the MSCI EAFE Index, while its relative exposure to Italy, Portugal, Ireland, Finland, France, Germany, Hong Kong and Australia decreased during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s named portfolio managers as per the prospectus during the Reporting Period.

Q	How was the Fund positioned relative to the MSCI EAFE Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to the U.K., Switzerland, the Netherlands, Spain, Italy, Denmark and Belgium relative to the MSCI EAFE Index and less exposure to Japan, Australia, Germany and France relative to the MSCI EAFE Index. At the end of the Reporting Period, the Fund held neutral positions relative to the MSCI EAFE Index in Singapore and Sweden and had no exposure to several other components of the MSCI EAFE Index, including Portugal, New Zealand, Austria, Israel, Ireland, Norway, Finland, Hong Kong and Japan. The Fund also held a position in Taiwan, which is not a component of the MSCI EAFE Index.

From a sector allocation perspective, the Fund had overweight positions relative to the MSCI EAFE Index in health care, real estate, telecommunication services, consumer staples, utilities and energy at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the MSCI EAFE Index in consumer discretionary, materials, information technology and industrials and a rather neutral position relative to the MSCI EAFE Index in financials.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

13

FUND BASICS

International Equity Income Fund

as of April 30, 2018

PERFORMANCE REVIEW
November 1, 2017–April 30, 2018	Fund Total Return (based on NAV)[1]	MSCI® EAFE Index[2]
Class A	4.14%	3.41%
Class C	3.78	3.41
Institutional	4.35	3.41
Investor	4.28	3.41
Class R	4.00	3.41
Class R6	4.31	3.41

April 16, 2018–April 30, 2018
Class P	-0.26%	0.22%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® EAFE Index is a market capitalization-weighted composite of securities in 21 developed markets. The MSCI® EAFE Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI® Inc. uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI® EAFE Index is unmanaged and the figures for the MSCI® EAFE Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	10.35%	4.63%	1.27%	0.52%	06/25/07
Class C	14.88	5.05	1.09	0.29	06/25/07
Institutional	17.27	6.25	2.24	1.44	06/25/07
Investor	17.13	6.12	2.14	0.68	11/30/07
Class P	N/A	N/A	N/A	N/A	04/16/18
Class R	16.54	5.58	1.59	0.12	11/30/07
Class R6	17.30	N/A	N/A	15.02	02/26/16

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

14

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.24%	1.83%
Class C	1.99	2.58
Institutional	0.85	1.44
Investor	0.99	1.58
Class P	0.84	1.43
Class R	1.49	2.08
Class R6	0.84	1.43

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/18[5]
Holding	% of Net Assets	Line of Business	Country
Royal Dutch Shell plc Class A	5.4%	Energy	Netherlands
Unilever plc	4.2	Household & Personal Products	United Kingdom
British American Tobacco plc	4.0	Food, Beverage & Tobacco	United Kingdom
Klepierre SA	3.9	Real Estate	France
Koninklijke KPN NV	3.9	Telecommunication Services	Netherlands
HSBC Holdings plc	3.8	Banks	United Kingdom
Vonovia SE	3.8	Real Estate	Germany
Vodafone Group plc	3.6	Telecommunication Services	United Kingdom
Rio Tinto plc	3.4	Materials	United Kingdom
Aviva plc	3.1	Insurance	United Kingdom

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

15

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2018

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 3.0% of the Fund’s net assets at April 30, 2018.

16

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Schedule of Investments

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – 97.1%
Denmark – 3.8%
147,623	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	$6,942,407

France – 16.0%
93,554	BNP Paribas SA (Banks)	7,222,308
176,437	Klepierre SA (REIT)	7,221,350
79,672	Publicis Groupe SA (Media)	5,957,867
338,036	Rexel SA (Capital Goods)	5,240,156
38,250	Vinci SA (Capital Goods)(a)	3,824,377

		29,466,058

Germany – 9.7%
61,106	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	7,303,366
50,440	Beiersdorf AG (Household & Personal Products)	5,706,695
122,714	GEA Group AG (Capital Goods)	4,791,140

		17,801,201

Ireland – 2.9%
601,737	Bank of Ireland Group plc (Banks)	5,374,465

Italy – 2.0%
167,223	UniCredit SpA (Banks)	3,625,384

Japan – 21.0%
118,400	Dentsu, Inc. (Media)	5,608,934
99,300	Hoya Corp. (Health Care Equipment & Services)	5,305,087
348,300	Isuzu Motors Ltd. (Automobiles & Components)	5,316,552
258,700	Mitsubishi Estate Co. Ltd. (Real Estate)	4,727,109
29,000	Nidec Corp. (Capital Goods)	4,536,823
219,400	ORIX Corp. (Diversified Financials)	3,848,024
86,100	Pigeon Corp. (Household & Personal Products)	4,035,857
122,400	Sumitomo Mitsui Financial Group, Inc. (Banks)	5,101,420

		38,479,806

Netherlands – 5.3%
73,793	Aalberts Industries NV (Capital Goods)	3,633,342
173,169	Royal Dutch Shell plc Class A (Energy)	6,024,760

		9,658,102

New Zealand – 1.8%
392,440	a2 Milk Co. Ltd. (Food, Beverage & Tobacco)*	3,309,226

Singapore – 2.3%
181,980	DBS Group Holdings Ltd. (Banks)	4,198,658

Spain – 2.4%
164,997	Cellnex Telecom SA (Telecommunication Services)(b)	4,425,096

Sweden – 2.8%
249,560	Assa Abloy AB Class B (Capital Goods)(a)	5,230,010

Switzerland – 6.0%
297,900	Credit Suisse Group AG (Registered) (Diversified Financials)*	5,024,454
77,947	Ferguson plc (Capital Goods)	5,966,619

		10,991,073

United Kingdom – 17.4%
419,696	BTG plc (Pharmaceuticals, Biotechnology & Life Sciences)*	3,934,636
283,491	Compass Group plc (Consumer Services)	6,081,671
77,753	Reckitt Benckiser Group plc (Household & Personal Products)	6,099,574
1,383,895	Rentokil Initial plc (Commercial & Professional Services)	5,838,547
453,554	UBM plc (Media)	6,038,403
1,332,247	Vodafone Group plc (Telecommunication Services)	3,887,784

		31,880,615

United States – 3.7%
127,397	Shire plc (Pharmaceuticals, Biotechnology & Life Sciences)	6,783,881

TOTAL COMMON STOCKS
(Cost $172,237,050)		$178,165,982

Shares	Distribution Rate	Value
Investment Company(c) – 0.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
924,392	1.623%	$924,392
(Cost $924,392)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $173,161,442)		$179,090,374

Securities Lending Reinvestment Vehicle(c) – 5.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
9,082,530	1.623%	$9,082,530
(Cost $9,082,530)

TOTAL INVESTMENTS – 102.6%
(Cost $182,243,972)		$188,172,904

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.6)%		(4,730,526)

NET ASSETS – 100.0%		$183,442,378

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $4,425,096, which represents approximately 2.4% of net assets as of April 30, 2018. The liquidity determination is unaudited.
(c)	Represents an Affiliated Issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Schedule of Investments

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – 97.8%
Australia – 2.1%
245,739	Sydney Airport (Transportation)	$1,315,707

Belgium – 2.2%
13,650	Anheuser-Busch InBev SA/NV (Food, Beverage & Tobacco)	1,355,904

Denmark – 3.1%
40,716	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	1,914,790

France – 8.7%
58,975	Klepierre SA (REIT)	2,413,774
14,982	Publicis Groupe SA (Media)	1,120,353
18,301	Vinci SA (Capital Goods)(a)	1,829,802

		5,363,929

Germany – 6.4%
13,797	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,649,012
46,458	Vonovia SE (Real Estate)	2,327,772

		3,976,784

Italy – 4.8%
39,682	Atlantia SpA (Transportation)	1,313,469
261,504	Enel SpA (Utilities)	1,658,909

		2,972,378

Netherlands – 12.1%
102,962	ING Groep NV (Banks)	1,734,963
768,323	Koninklijke KPN NV (Telecommunication Services)	2,391,202
96,300	Royal Dutch Shell plc Class A (Energy)	3,350,394

		7,476,559

Singapore – 2.1%
218,300	Singapore Exchange Ltd. (Diversified Financials)	1,265,927

Spain – 6.1%
85,209	Ferrovial SA (Capital Goods)	1,819,993
248,567	Iberdrola SA (Utilities)	1,920,416

		3,740,409

Sweden – 1.7%
48,876	Swedbank AB Class A (Banks)	1,061,747

Switzerland – 15.1%
62,437	ABB Ltd. (Registered) (Capital Goods)	1,455,755
23,053	Nestle SA (Registered) (Food, Beverage & Tobacco)	1,785,918
18,335	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,411,324
6,556	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	1,456,661
84,463	UBS Group AG (Registered) (Diversified Financials)*	1,417,703
5,585	Zurich Insurance Group AG (Insurance)*	1,784,047

		9,311,408

Taiwan – 2.7%
222,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,691,050

United Kingdom – 30.7%
17,937	AstraZeneca plc (Pharmaceuticals, Biotechnology & Life Sciences)	1,255,633
266,637	Aviva plc (Insurance)	1,937,297
186,992	BP plc (Energy)	1,388,970
44,910	British American Tobacco plc (Food, Beverage & Tobacco)	2,463,202
229,318	Direct Line Insurance Group plc (Insurance)	1,178,302
68,689	GlaxoSmithKline plc (Pharmaceuticals, Biotechnology & Life Sciences)	1,377,707
237,390	HSBC Holdings plc (Banks)	2,363,451
38,932	Rio Tinto plc (Materials)	2,122,025
46,739	Unilever plc (Household & Personal Products)	2,621,687
764,224	Vodafone Group plc (Telecommunication Services)	2,230,170

		18,938,444

TOTAL COMMON STOCKS
(Cost $60,691,451)		$60,385,036

Shares	Distribution Rate	Value
Investment Company(b) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
24	1.623%	$24
(Cost $24)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $60,691,475)		$60,385,060

Securities Lending Reinvestment Vehicle(b) – 3.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,829,007	1.623%	$1,829,007
(Cost $1,829,007)

TOTAL INVESTMENTS – 100.8%
(Cost $62,520,482)		$62,214,067

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.8)%		(464,376)

NET ASSETS – 100.0%		$61,749,691

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an Affiliated Issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Assets and Liabilities

April 30, 2018 (Unaudited)

	International Equity ESG Fund	International Equity Income Fund
Assets:
Investments in unaffiliated issuers, at value (cost $172,237,050 and $60,691,451)(a)	$178,165,982	$60,385,036
Investments in affiliated issuers, at value (cost $924,392 and $24)	924,392	24
Investments in affiliated securities lending reinvestment vehicle, at value (cost $9,082,530 and $1,829,007)	9,082,530	1,829,007
Cash	2,747,941	498,872
Foreign currencies, at value (cost $171,642 and $185,924)	169,932	184,308
Receivables:
Dividends	1,025,396	384,703
Foreign tax reclaims	625,354	305,917
Securities lending income	29,278	8,501
Fund shares sold	10,955	2,029
Investments sold	—	53
Other assets	47,138	64,542
Total assets	192,828,898	63,662,992

Liabilities:
Payables:
Payable upon return of securities loaned	9,082,530	1,829,007
Management fees	133,880	43,114
Fund shares redeemed	111,277	4,552
Distribution and Service fees and Transfer Agency fees	33,054	11,247
Investments purchased	92	—
Accrued expenses	25,687	25,381
Total liabilities	9,386,520	1,913,301

Net Assets:
Paid-in capital	194,644,752	55,365,812
Undistributed net investment income	531,136	592,118
Accumulated net realized gain (loss)	(17,649,387)	6,103,515
Net unrealized gain (loss)	5,915,877	(311,754)
NET ASSETS	$183,442,378	$61,749,691
Net Assets:
Class A	$37,562,795	$17,607,833
Class C	16,091,409	3,721,561
Institutional	129,272,050	39,884,512
Service	4,037	—
Investor	489,549	398,999
Class P	10,017	9,974
Class R	—	53,110
Class R6	12,521	73,702
Total Net Assets	$183,442,378	$61,749,691
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	1,830,701	1,182,715
Class C	847,166	278,818
Institutional	6,190,027	2,558,808
Service	188	—
Investor	23,460	26,805
Class P	480	640
Class R	—	3,547
Class R6	600	4,730
Net asset value, offering and redemption price per share:(b)
Class A	$20.52	$14.89
Class C	18.99	13.35
Institutional	20.88	15.59
Service	21.47	—
Investor	20.87	14.89
Class P	20.88	15.58
Class R	—	14.97
Class R6	20.88	15.58

(a)	Includes loaned securities having a market value of $8,637,753 and $1,745,578 for the International Equity ESG and International Equity Income Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the International Equity ESG and International Equity Income Funds is $21.71 and $15.76, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Operations

For the Six Months Ended April 30, 2018 (Unaudited)

	International Equity ESG Fund	International Equity Income Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $200,836 and $146,071)	$1,951,683	$1,177,776
Securities lending income — affiliated issuer	59,528	24,263
Dividends — affiliated issuers	23,671	1,518
Total investment income	2,034,882	1,203,557

Expenses:
Management fees	875,974	261,789
Distribution and Service fees(a)	126,838	41,049
Transfer Agency fees(a)	75,111	27,915
Professional fees	70,036	64,360
Custody, accounting and administrative services	51,264	44,699
Printing and mailing costs	32,253	23,740
Trustee fees	8,852	8,707
Registration fees	—	3,462
Service share fees — Service and Shareholder Administration Plan	10	—
Other	5,604	5,504
Total expenses	1,245,942	481,225
Less — expense reductions	(251,017)	(146,513)
Net expenses	994,925	334,712
NET INVESTMENT INCOME	1,039,957	868,845

Realized and unrealized gain (loss):
Net realized gain from:
Investments — unaffiliated issuers	6,626,910	7,681,099
Foreign currency transactions	8,948	64,755
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	386,738	(5,968,221)
Foreign currency translation	(1,426)	(2,438)
Net realized and unrealized gain	7,021,170	1,775,195
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,061,127	$2,644,040

(a)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P(b)	Class R	Class R6
International Equity ESG	$47,568	$79,270	$—	$34,248	$14,269	$25,982	$—	$610	$—	$—	$2
International Equity Income	22,148	18,792	109	15,947	3,383	8,169	—	366	—	39	11

(b)	Commenced operations on April 16, 2018.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Changes in Net Assets

	International Equity ESG Fund		International Equity Income Fund
	For the Six Months Ended April 30, 2018 (Unaudited)	For the Fiscal Year Ended October 31, 2017	For the Six Months Ended April 30, 2018 (Unaudited)	For the Fiscal Year Ended October 31, 2017
From operations:
Net investment income	$1,039,957	$2,197,593	$868,845	$939,157
Net realized gain (loss)	6,635,858	4,066,189	7,745,854	(766,283)
Net change in unrealized gain (loss)	385,312	38,112,475	(5,970,659)	12,721,416
Net increase in net assets resulting from operations	8,061,127	44,376,257	2,644,040	12,894,290

Distributions to shareholders:
From net investment income
Class A Shares	(483,063)	(1,011,348)	(250,766)	(351,087)
Class C Shares	(95,376)	(357,000)	(34,195)	(50,020)
Institutional Shares	(2,074,667)	(5,581,602)	(702,100)	(850,993)
Service Shares	(19)	—	—	—
Investor Shares(a)	(8,008)	(23,297)	(6,541)	(10,518)
Class P(b)	—	—	—	—
Class R Shares	—	—	(562)	(360)
Class R6 Shares	(196)	(307)	(1,182)	(247)
Total distributions to shareholders	(2,661,329)	(6,973,554)	(995,346)	(1,263,225)

From share transactions:
Proceeds from sales of shares	6,056,702	64,107,733	1,909,098	8,646,134
Reinvestment of distributions	2,615,810	6,884,889	977,524	1,235,952
Cost of shares redeemed	(13,068,510)	(182,222,881)	(5,701,196)	(23,573,429)
Net decrease in net assets resulting from share transactions	(4,395,998)	(111,230,259)	(2,814,574)	(13,691,343)
TOTAL INCREASE (DECREASE)	1,003,800	(73,827,556)	(1,165,880)	(2,060,278)

Net assets:
Beginning of period	182,438,578	256,266,134	62,915,571	64,975,849
End of period	$183,442,378	$182,438,578	$61,749,691	$62,915,571
Undistributed net investment income	$531,136	$2,152,508	$592,118	$718,619

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations on April 16, 2018.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2018 - A	$19.92	$0.09		$0.76	$0.85	$(0.25)
2018 - C	18.39	0.02		0.69	0.71	(0.11)
2018 - Institutional	20.30	0.13		0.78	0.91	(0.33)
2018 - Service	20.68	0.09		0.80	0.89	(0.10)
2018 - Investor(e)	20.23	0.10		0.79	0.89	(0.25)
2018 - P (Commenced April 16, 2018)	20.84	0.11		(0.07)	0.04	—
2018 - R6	20.30	0.14		0.77	0.91	(0.33)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - A	16.61	0.14		3.63	3.77	(0.46)
2017 - C	15.37	0.02		3.35	3.37	(0.35)
2017 - Institutional	16.93	0.22		3.69	3.91	(0.54)
2017 - Service	16.79	0.13		3.76	3.89	—
2017 - Investor(e)	16.86	0.27		3.60	3.87	(0.50)
2017 - R6	16.93	0.22		3.69	3.91	(0.54)
2016 - A	17.98	0.48	(f)	(1.65)	(1.17)	(0.20)
2016 - C	16.67	0.32	(f)	(1.53)	(1.21)	(0.09)
2016 - Institutional	18.34	0.47	(f)	(1.60)	(1.13)	(0.28)
2016 - Service	18.05	0.47	(f)	(1.67)	(1.20)	(0.06)
2016 - Investor(e)	18.25	0.45	(f)	(1.60)	(1.15)	(0.24)
2016 - R6 (Commenced February 26, 2016)	15.87	0.21	(f)	0.85	1.06	—
2015 - A	18.49	0.21		(0.16)	0.05	(0.56)
2015 - C	17.18	0.08		(0.16)	(0.08)	(0.43)
2015 - Institutional	18.86	0.29		(0.16)	0.13	(0.65)
2015 - Service	18.57	0.14		(0.11)	0.03	(0.55)
2015 - Investor(e)	18.76	0.26		(0.17)	0.09	(0.60)
2014 - A	20.00	0.55	(g)	(1.99)	(1.44)	(0.07)
2014 - C	18.65	0.36	(g)	(1.83)	(1.47)	—
2014 - Institutional	20.39	0.64	(g)	(2.02)	(1.38)	(0.15)
2014 - Service	20.08	0.52	(g)	(1.98)	(1.46)	(0.05)
2014 - Investor(e)	20.29	0.75	(g)	(2.14)	(1.39)	(0.14)
2013 - A	15.58	0.15		4.71	4.86	(0.44)
2013 - C	14.60	0.02		4.41	4.43	(0.38)
2013 - Institutional	15.92	0.23		4.79	5.02	(0.55)
2013 - Service	15.69	0.14		4.72	4.86	(0.47)
2013 - Investor(e)	15.87	0.16		4.82	4.98	(0.56)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(f)	Reflects income recognized from corporate actions which amounted to $0.28 per share and 1.63% of average net assets.
(g)	Reflects income recognized from a corporate action which amounted to $0.35 per share and 1.76% of average net assets.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$20.52	4.31%	$37,563	1.29	%(d)	1.56	%(d)	0.90	%(d)	15%
18.99	3.89	16,091	2.04	(d)	2.31	(d)	0.19	(d)	15
20.88	4.51	129,272	0.90	(d)	1.17	(d)	1.31	(d)	15
21.47	4.27	4	1.34	(d)	1.50	(d)	0.87	(d)	15
20.87	4.45	490	1.04	(d)	1.32	(d)	0.95	(d)	15
20.88	0.14	10	0.89	(d)	1.14	(d)	13.19	(d)	15
20.88	4.52	13	0.89	(d)	1.15	(d)	1.35	(d)	15

19.92	23.29	38,330	1.30		1.63		0.78		116
18.39	22.40	15,681	2.05		2.37		0.12		116
20.30	23.78	127,403	0.90		1.22		1.22		116
20.68	23.17	4	1.39		1.66		0.71		116
20.23	23.63	1,009	1.05		1.39		1.50		116
20.30	23.80	12	0.89		1.22		1.21		116
16.61	(6.54)	38,152	1.30		1.62		2.86	(f)	78
15.37	(7.27)	15,577	2.05		2.37		2.05	(f)	78
16.93	(6.21)	201,746	0.90		1.21		2.76	(f)	78
16.79	(6.66)	32	1.41		1.72		2.77	(f)	78
16.86	(6.34)	749	1.05		1.36		2.62	(f)	78
16.93	6.68	11	0.89	(d)	1.19	(d)	1.83	(d)(f)	78
17.98	0.34	48,772	1.30		1.64		1.18		105
16.67	(0.42)	18,415	2.05		2.39		0.44		105
18.34	0.74	151,755	0.90		1.24		1.56		105
18.05	0.19	37	1.40		1.73		0.76		105
18.25	0.56	1,268	1.05		1.39		1.38		105
18.49	(7.16)	58,368	1.33		1.63		2.78	(g)	121
17.18	(7.83)	18,247	2.08		2.38		1.97	(g)	121
18.86	(6.79)	170,954	0.93		1.23		3.17	(g)	121
18.57	(7.28)	332	1.43		1.73		2.62	(g)	121
18.76	(6.90)	2,253	1.07		1.38		3.73	(g)	121
20.00	31.94	61,224	1.46		1.69		0.89		189
18.65	30.97	17,910	2.20		2.44		0.15		189
20.39	32.50	112,707	1.06		1.29		1.29		189
20.08	31.86	364	1.56		1.79		0.80		189
20.29	32.36	1,609	1.20		1.44		0.89		189

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2018 - A	$14.50	$0.19		$0.41	$0.60	$(0.21)
2018 - C	12.98	0.12		0.37	0.49	(0.12)
2018 - Institutional	15.20	0.23		0.43	0.66	(0.27)
2018 - Investor(e)	14.51	0.20		0.42	0.62	(0.24)
2018 - R	14.59	0.19		0.39	0.58	(0.20)
2018 - P (Commenced April 16, 2018)	15.62	0.07		(0.11)	(0.04)	—
2018 - R6	15.20	0.24		0.41	0.65	(0.27)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - A	11.99	0.17		2.58	2.75	(0.24)
2017 - C	10.75	0.07		2.31	2.38	(0.15)
2017 - Institutional	12.56	0.23		2.70	2.93	(0.29)
2017 - Investor(e)	12.00	0.24		2.54	2.78	(0.27)
2017 - R	12.08	0.14		2.59	2.73	(0.22)
2017 - R6	12.56	0.16		2.77	2.93	(0.29)
2016 - A	12.95	0.18		(1.04)	(0.86)	(0.10)
2016 - C	11.62	0.08		(0.94)	(0.86)	(0.01)
2016 - Institutional	13.56	0.23		(1.08)	(0.85)	(0.15)
2016 - Investor(e)	12.97	0.21		(1.04)	(0.83)	(0.14)
2016 - R	13.00	0.12		(1.01)	(0.89)	(0.03)
2016 - R6 (Commenced February 26, 2016)	11.85	0.20		0.51	0.71	—
2015 - A	13.52	0.15		(0.23)	(0.08)	(0.49)
2015 - C	12.17	0.04		(0.20)	(0.16)	(0.39)
2015 - Institutional	14.13	0.20		(0.23)	(0.03)	(0.54)
2015 - Investor(e)	13.55	0.15		(0.20)	(0.05)	(0.53)
2015 - R	13.57	0.11		(0.23)	(0.12)	(0.45)
2014 - A	13.81	0.45	(f)	(0.63)	(0.18)	(0.11)
2014 - C	12.45	0.31	(f)	(0.57)	(0.26)	(0.02)
2014 - Institutional	14.44	0.52	(f)	(0.67)	(0.15)	(0.16)
2014 - Investor(e)	13.84	0.40	(f)	(0.56)	(0.16)	(0.13)
2014 - R	13.88	0.41	(f)	(0.63)	(0.22)	(0.09)
2013 - A	11.06	0.14		2.80	2.94	(0.19)
2013 - C	10.01	0.04		2.54	2.58	(0.14)
2013 - Institutional	11.58	0.19		2.93	3.12	(0.26)
2013 - Investor(e)	11.11	0.18		2.80	2.98	(0.25)
2013 - R	11.14	0.08		2.85	2.93	(0.19)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(f)	Reflects income recognized from a corporate action which amounted to $0.33 per share and 2.32% of average net assets.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$14.89	4.14%	$17,608	1.28	%(d)	1.74	%(d)	2.55	%(d)	70%
13.35	3.78	3,722	2.03	(d)	2.49	(d)	1.80	(d)	70
15.59	4.35	39,885	0.89	(d)	1.35	(d)	2.95	(d)	70
14.89	4.28	399	1.03	(d)	1.50	(d)	2.73	(d)	70
14.97	4.00	53	1.53	(d)	1.99	(d)	2.54	(d)	70
15.58	(0.26)	10	0.85	(d)	1.43	(d)	11.85	(d)	70
15.58	4.31	74	0.87	(d)	1.34	(d)	3.08	(d)	70

14.50	23.38	17,937	1.30		1.88		1.32		32
12.98	22.44	3,770	2.05		2.63		0.58		32
15.20	23.88	40,667	0.90		1.49		1.71		32
14.51	23.75	426	1.05		1.64		1.85		32
14.59	22.99	44	1.55		2.12		1.05		32
15.20	23.91	72	0.89		1.43		1.16		32
11.99	(6.69)	18,301	1.30		1.76		1.47		68
10.75	(7.37)	3,974	2.05		2.51		0.74		68
12.56	(6.31)	42,191	0.90		1.36		1.84		68
12.00	(6.43)	471	1.05		1.51		1.71		68
12.08	(6.87)	28	1.55		2.01		0.99		68
12.56	5.99	11	0.89	(d)	1.35	(d)	2.33	(d)	68
12.95	(0.57)	23,111	1.30		1.82		1.11		83
11.62	(1.33)	4,841	2.05		2.57		0.35		83
13.56	(0.15)	45,795	0.90		1.42		1.47		83
12.97	(0.32)	355	1.05		1.56		1.17		83
13.00	(0.84)	17	1.55		2.07		0.86		83
13.52	(1.41)	22,384	1.33		1.77		3.21	(f)	89
12.17	(2.10)	4,873	2.08		2.52		2.44	(f)	89
14.13	(1.05)	45,118	0.93		1.37		3.55	(f)	89
13.55	(1.14)	128	1.07		1.52		2.86	(f)	89
13.57	(1.58)	17	1.58		2.02		2.92	(f)	89
13.81	27.11	23,850	1.47		1.87		1.16		102
12.45	26.06	5,700	2.22		2.62		0.37		102
14.44	27.63	41,058	1.07		1.47		1.51		102
13.84	27.37	65	1.22		1.62		1.49		102
13.88	26.72	17	1.72		2.11		0.61		102

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements

April 30, 2018 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
International Equity ESG+	A, C, Institutional, Service, Investor, P(a), R and R6	Diversified
International Equity Income+	A, C, Institutional, Investor, P(a), R and R6	Diversified

+	Formerly, Focused International Equity Fund and Strategic International Equity Fund, respectively. Effective at the close of business on February 27, 2018, the Funds changed their names to the International Equity ESG Fund and International Equity Income Fund, respectively.
(a)	Commenced operations on April 16, 2018.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

28

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

29

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of April 30, 2018:

INTERNATIONAL EQUITY ESG

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$42,678,464	$—
Australia and Oceania	—	3,309,226	—
Europe	—	125,394,411	—
North America	—	6,783,881	—
Investment Company	924,392	—	—
Securities Lending Reinvestment Vehicle	9,082,530	—	—
Total	$10,006,922	$178,165,982	$—

30

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL EQUITY INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$2,956,977	$—
Australia and Oceania	—	1,315,707	—
Europe	—	56,112,352	—
Investment Company	24	—	—
Securities Lending Reinvestment Vehicle	1,829,007	—	—
Total	$1,829,031	$60,385,036	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended April 30, 2018, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
International Equity ESG	0.85%	0.77%	0.73%	0.71%	0.70%	0.95%	0.85%	*
International Equity Income	0.80	0.72	0.68	0.67	0.66	0.83	0.83

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*	GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver was effective through at least February 28, 2019, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.

Prior to February 28, 2018, the contractual management fee rates for the International Equity ESG Fund and International Equity Income Fund were as stated below and GSAM agreed to waive a portion of its management fee in order to achieve an Effective Net Management Rate as set forth in the Funds’ prospectus dated February 28, 2017.

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
International Equity ESG	1.00%	0.90%	0.86%	0.84%	0.82%
International Equity Income	0.85	0.77	0.73	0.72	0.71

The International Equity ESG and International Equity Income Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its

31

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser of the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the six months ended April 30, 2018, GSAM waived $3,226 and $208 of the International Equity ESG and International Equity Income Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended April 30, 2018, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
International Equity ESG	$638	$108
International Equity Income	437	1

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C or Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

32

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Funds are 0.014%. These Other Expense limitations will remain in place through at least February 28, 2019 for Class A, Class C, Institutional, Service, Investor, Class R and Class R6, and through at least April 16, 2019 for Class P Shares, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended April 30, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
International Equity ESG	$95,030	$896	$155,091	$251,017
International Equity Income	208	233	146,072	146,513

G.  Line of Credit Facility — As of April 30, 2018, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2018, the Funds did not have any borrowings under the facility. The facility was decreased to $770,000,000 effective May 1, 2018.

H.  Other Transactions with Affiliates — The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the six months ended April 30, 2018:

Fund	Beginning Value as of October 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of April 30, 2018	Shares as of April 30, 2018	Dividend Income From Affiliated Investment Company
International Equity ESG	$977	$22,368,540	$(21,445,125)	$924,392	924,392	$23,671
International Equity Income	63	4,858,541	(4,858,580)	24	24	1,518

As of April 30, 2018, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 32%, 100% and 100% of the Service, Class P and Class R6 Shares of the International Equity ESG Fund and approximately 100%, 19% and 19% of the Class P, Class R and Class R6, respectively, of the International Equity Income Fund.

33

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2018, were as follows:

Fund	Purchases	Sales and Maturities
International Equity ESG	$26,917,780	$31,803,217
International Equity Income	43,473,383	46,359,228

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% (prior to February 21, 2018, GSAM may have received a management fee of up to 0.205%) on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of April 30, 2018 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the six months ended April 30, 2018, are reported under Investment Income on the Statements of Operations.

34

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

6. SECURITIES LENDING (continued)

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the six months ended April 30, 2018
Fund	Earnings of GSAL Relating to Securites Loaned	Amounts Received by the Funds from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs upon Return of Securities Loaned as of April 30, 2018
International Equity ESG	$5,136	$1,115	$3,818,760
International Equity Income	2,072	4,918	1,829,007

The following table provides information about the Funds’ investment in the Government Money Market Fund for the six months ended April 30, 2018:

Fund	Beginning Value as of October 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of April 30, 2018
International Equity ESG	$3,715,305	$26,441,905	$(21,074,680)	$9,082,530
International Equity Income	—	9,114,640	(7,285,633)	1,829,007

7. TAX INFORMATION

As of the Funds’ most recent fiscal year ended, October 31, 2017, the Funds’ capital loss carryforwards on a tax basis were as follows:

	International Equity ESG	International Equity Income
Capital loss carryforwards:
Expiring 2019(1)	$(9,250,431)	$—
Perpetual long-term	(14,550,726)	(1,594,962)
Total capital loss carryforwards	$(23,801,157)	$(1,594,962)

(1)	Expiration occurs on October 31 of the year indicated.

As of April 30, 2018, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	International Equity ESG	International Equity Income
Tax cost	$183,236,534	$62,682,404
Gross unrealized gain	17,193,116	2,319,277
Gross unrealized loss	(12,256,746)	(2,787,614)
Net unrealized gain (loss)	$4,936,370	$(468,337)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences related to the tax treatment of passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

35

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Issuer Concentration Risk — The Funds may invest in a relatively small number of issuers. As a result, they may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Funds may affect the overall value of the Funds more than it would affect a mutual fund that holds more investments. In particular, the Funds may be more susceptible to adverse developments affecting any single issuer in the Funds and may be susceptible to greater losses because of these developments.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to

36

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

8. OTHER RISKS (continued)

the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

37

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	International Equity ESG Fund

	For the Six Months Ended April 30, 2018 (Unaudited)		For the Fiscal Year Ended October 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	44,371	$906,988	321,372	$5,908,970
Reinvestment of distributions	23,108	466,316	60,147	980,995
Shares redeemed	(161,361)	(3,315,732)	(754,532)	(13,300,576)
	(93,882)	(1,942,428)	(373,013)	(6,410,611)
Class C Shares
Shares sold	44,706	848,667	174,749	2,791,451
Reinvestment of distributions	5,040	94,404	22,811	345,593
Shares redeemed	(55,446)	(1,053,716)	(358,231)	(5,974,542)
	(5,700)	(110,645)	(160,671)	(2,837,498)
Institutional Shares
Shares sold	202,282	4,214,414	2,990,811	53,690,002
Reinvestment of distributions	99,798	2,046,867	334,019	5,534,697
Shares redeemed	(387,810)	(8,074,268)	(8,963,839)	(161,140,956)
	(85,730)	(1,812,987)	(5,639,009)	(101,916,257)
Service Shares
Shares sold	—	—	335	6,000
Reinvestment of distributions	1	19	—	—
Shares redeemed	—	—	(2,037)	(35,538)
	1	19	(1,702)	(29,538)
Investor Shares(a)
Shares sold	3,665	76,628	99,638	1,711,310
Reinvestment of distributions	391	8,008	1,410	23,297
Shares redeemed	(30,485)	(624,789)	(95,573)	(1,770,269)
	(26,429)	(540,153)	5,475	(35,662)
Class P Shares(b)
Shares sold	480	10,005	—	—
Shares redeemed	—	(5)	—	—
	480	10,000	—	—
Class R6 Shares
Reinvestment of distributions	10	196	19	307
Shares redeemed	—	—	(59)	(1,000)
	10	196	(40)	(693)
NET DECREASE	(211,250)	$(4,395,998)	(6,168,960)	$(111,230,259)

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations on April 16, 2018.

38

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Equity Income Fund

	For the Six Months Ended April 30, 2018 (Unaudited)		For the Fiscal Year Ended October 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	34,866	$516,283	94,468	$1,247,957
Reinvestment of distributions	16,597	242,656	28,887	338,841
Shares redeemed	(105,869)	(1,566,284)	(412,623)	(5,377,492)
	(54,406)	(807,345)	(289,268)	(3,790,694)
Class C Shares
Shares sold	17,255	226,914	25,143	300,955
Reinvestment of distributions	2,574	33,826	4,474	47,288
Shares redeemed	(31,407)	(419,580)	(108,873)	(1,250,143)
	(11,578)	(158,840)	(79,256)	(901,900)
Institutional Shares
Shares sold	71,062	1,103,902	500,234	6,548,220
Reinvestment of distributions	45,317	692,897	68,416	838,786
Shares redeemed	(233,262)	(3,625,840)	(1,251,949)	(16,300,927)
	(116,883)	(1,829,041)	(683,299)	(8,913,921)
Investor Shares(a)
Shares sold	2,416	35,715	37,696	467,411
Reinvestment of distributions	448	6,541	898	10,518
Shares redeemed	(5,420)	(79,931)	(48,507)	(631,871)
	(2,556)	(37,675)	(9,913)	(153,942)
Class P Shares(b)
Shares sold	640	10,005	—	—
Shares redeemed	—	(5)	—	—
	640	10,000	—	—
Class R Shares
Shares sold	752	11,243	1,737	23,667
Reinvestment of distributions	29	422	23	272
Shares redeemed	(241)	(3,513)	(1,093)	(12,996)
	540	8,152	667	10,943
Class R6 Shares
Shares sold	324	5,036	3,862	57,924
Reinvestment of distributions	77	1,182	20	247
Shares redeemed	(397)	(6,043)	—	—
	4	175	3,882	58,171
NET DECREASE	(184,239)	$(2,814,574)	(1,057,187)	$(13,691,343)

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations on April 16, 2018.

39

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Fund Expenses — Six Month Period Ended April 30, 2018 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2017 through April 30, 2018, which represents a period of 181 days of a 365 day year. The Class P example is based on the period from April 17, 2018 through April 30, 2018, which represents a period of 14 out of 365 days. The Class P example for hypothetical expenses reflects projected activity for the period from November 1, 2017 through April 30, 2018 for purposes of comparability. The projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fee or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	International Equity ESG Fund				International Equity Income Fund
Share Class	Beginning Account Value 11/01/17	Ending Account Value 04/30/18		Expenses Paid for the 6 Months Ended 04/30/18*	Beginning Account Value 11/01/17	Ending Account Value 04/30/18		Expenses Paid for the 6 Months Ended 04/30/18*
Class A
Actual	$1,000	$1,043.10		$6.53	$1,000	$1,041.40		$6.48
Hypothetical 5% return	1,000	1,018.40	+	6.46	1,000	1,018.45	+	6.41
Class C
Actual	1,000	1,038.90		10.31	1,000	1,037.80		10.26
Hypothetical 5% return	1,000	1,014.68	+	10.19	1,000	1,014.73	+	10.14
Institutional
Actual	1,000	1,045.10		4.56	1,000	1,043.50		4.51
Hypothetical 5% return	1,000	1,020.33	+	4.51	1,000	1,020.38	+	4.46
Service
Actual	1,000	1,042.70		6.79	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,018.15	+	6.71	N/A	N/A		N/A
Investor
Actual	1,000	1,044.50		5.27	1,000	1,042.80		5.22
Hypothetical 5% return	1,000	1,019.64	+	5.21	1,000	1,019.69	+	5.16
Class P(a)
Actual	1,000	1,001.40		0.34	1,000	997.40		0.33
Hypothetical 5% return	1,000	1,020.38	+	4.46	1,000	1,020.58	+	4.26
Class R
Actual	N/A	N/A		N/A	1,000	1,040.00		7.74
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,017.21	+	7.65
Class R6
Actual	1,000	1,045.20		4.51	1,000	1,043.10		4.41
Hypothetical 5% return	1,000	1,020.38	+	4.46	1,000	1,020.48	+	4.36

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P(a)	Class R	Class R6
International Equity ESG	1.29%	2.04%	0.90%	1.34%	1.04%	0.89%	N/A	0.89%
International Equity Income	1.28	2.03	0.89	N/A	1.03	0.85	1.53%	0.87

(a)	Commenced operations on April 16, 2018.

40

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.29 trillion in assets under supervision as of March 31, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund[7]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[8]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[9]
∎	International Equity ESG Fund[10]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[11]
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[6]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[7]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[8]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[9]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[10]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
[11]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President
and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer
and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of April 30, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2018 Goldman Sachs. All rights reserved. 132505-OTU-779570 EQINTSAR-18/5.8K

Goldman Sachs Funds

Semi-Annual Report	April 30, 2018

International Equity Insights Funds
Emerging Markets Equity Insights
International Equity Insights
International Small Cap Insights

Goldman Sachs International Equity

Insights Funds

∎	EMERGING MARKETS EQUITY INSIGHTS

∎	INTERNATIONAL EQUITY INSIGHTS

∎	INTERNATIONAL SMALL CAP INSIGHTS

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Goldman Sachs’ International Equity Insights Investment Process

∎	Comprehensive – We forecast returns on over 8,000 international stocks and 43 equity markets on a daily basis.

∎	Rigorous – We evaluate stocks, countries and currencies based on fundamental investment criteria that have outperformed historically.

∎	Objective – Our stock and equity market selection process is free from emotion that may lead to biased investment decisions.

∎	Our computer optimization process allocates risk to our high conviction investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

∎	We use proprietary risk models that are designed to be more precise, more focused and faster to respond because they seek to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified international portfolio that seeks to:

∎	Blend top-down market views with bottom-up stock selection.

∎	Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

∎	Achieve excess returns by taking many small diversified stock positions. Additionally, in the Goldman Sachs Emerging Markets Equity Insights Fund and the Goldman Sachs International Equity Insights Fund we take intentional country bets.

1

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Enhancements Made to Proprietary Quantitative Model during the Six-Month Period Ended April 30, 2018

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the six-month period ended April 30, 2018 (the “Reporting Period”).

We introduced a new signal within our Profitability theme that aims to predict the profitability of non-U.S. developed markets companies by mapping U.S. consumer spending data in various segments to non-U.S. companies engaged in these business segments, as our research has shown that consumer behavior across developed markets tend to be correlated. We also introduced a new signal within our Momentum theme that helps us create economic links between companies with similar businesses. The signal identifies companies linked by a common theme based on company descriptions. In addition, we introduced an Environmental, Social and Governance (“ESG”) signal within our Management theme that helps us quantify reputational risk. The signal, which was introduced in all investment regions except Canada, looks at ESG risk events to form a view of the peak risk of a given company from an ESG perspective.

2

MARKET REVIEW

Goldman Sachs International Equity

Insights Funds

Market Review

During the six-month period ended April 30, 2018 (the “Reporting Period”), emerging markets equities and international equities produced positive returns, with emerging markets equities generally outperforming international equities.

Emerging Markets Equities

Emerging markets equities advanced during the Reporting Period, with the MSCI Emerging Markets Standard Index (Net, USD, Unhedged) (the “MSCI EM Index”) generating a return of 4.80%.*

As the Reporting Period began in November 2017, a robust third calendar quarter corporate earnings reporting season was a positive driver for emerging markets equities, despite a pullback from a global technology sell-off. A weaker U.S. dollar and commodities strength also helped emerging markets equities close out calendar year 2017 with a healthy total return. In December 2017, the U.S. Federal Reserve (the “Fed”) delivered its third interest rate hike of 2017, as had been widely expected, and maintained its projections for three additional interest rate hikes in 2018.

Emerging markets equities endured a rather volatile first three months of 2018 to post positive returns for a fifth consecutive quarter. The new calendar year began strongly, with emerging markets equities outperforming developed markets equities in January 2018, buoyed by a strong global economic backdrop, rising oil prices and a softer U.S. dollar. Latin American equities were the strongest performers, led by Brazil, while Asian equities were largely driven by a notable rally in Chinese equities. In February 2018, however, the MSCI EM Index lost 4.61%, as equities sold off globally on market speculation of a faster pace of interest rate hikes by the Fed, which stoked a sharp rise in bond yields and in equity market volatility. Concerns about monetary policy tightening were further exacerbated by solid U.S. labor and inflation data. While the hawkish Fed minutes released were largely expected, Fed Chair Jerome Powell’s Congressional testimony surprised markets with its hawkish tilt, sparking another sell-off. (Hawkish language tends to suggest higher interest rates; opposite of dovish.) In March 2018, a global equity market sell-off was driven by escalating concerns about trade relations with the U.S., as the current Administration’s announcement of a 25% tariff on an estimated $50 billion of Chinese imports weighed on investor sentiment broadly. The Fed delivered on a consensus-expected interest rate increase in March, with its projections continuing to point to three interest rate hikes in the 2018 calendar year.

April 2018 saw volatility continue, driven by trade headlines around the U.S. and China, rising U.S. Treasury yields and increased focus on the information technology sector given ongoing discussion about the regulatory environment. Investor concern also increased due to rising geopolitical risks surrounding North Korea and Syria as well as by the announcement of additional U.S. sanctions on Russia. The MSCI EM Index posted a modest decline for the month.

For the Reporting Period as a whole, health care and energy were the best performing sectors in the MSCI EM Index by some distance, followed by materials and financials, which also posted robust positive returns. Consumer discretionary was the weakest sector in the MSCI EM Index and the only one to post a negative absolute return during the Reporting Period. Information technology, telecommunication services and real estate were also weak performers but eked out modestly positive absolute returns for the Reporting Period.

*	All index returns are expressed in U.S. dollar terms.

3

MARKET REVIEW

From a country perspective, Columbia, Greece, Peru, Qatar, Malaysia and Thailand were the best performing individual constituents of the MSCI EM Index, each posting double-digit absolute gains for the Reporting Period. Conversely, Turkey, the Philippines, United Arab Emirates, Poland and Indonesia were the weakest individual country constituents of the MSCI EM Index, each posting negative absolute returns during the Reporting Period.

International Equities

International equities recorded a positive return during the Reporting Period, with the MSCI Europe, Australasia, Far East (“EAFE”) Standard Index (Net, USD, Unhedged) (the “MSCI EAFE Index”) posting a gain of 3.41%.*

In November and December 2017, the first two months of the Reporting Period, international equity market returns were relatively muted, particularly amongst larger companies. The U.K., however, performed better than many other developed markets. Although the U.K. Prime Minister suffered a defeat in the House of Commons over the European Union Withdrawal Bill in December 2017, the U.K. was judged by the European Union to have made sufficient progress on key issues to allow the next phase of Brexit negotiations — including discussions on trade — to begin. (Brexit refers to the U.K.’s efforts to leave the European Union.) Elsewhere, the European Central Bank (“ECB”) upgraded its growth forecasts for the Eurozone’s economy, though optimism was tempered by lackluster inflation. The German and French equity markets declined for the month of December. The Bank of Japan’s (“BoJ”) quarterly Tankan survey of business sentiment showed that confidence improved, boosted by strengthening export activity, and the Japanese equity market eked out a modest gain for December 2017. That same month, the U.S. Fed made its third interest rate hike of 2017, as investors had widely expected, and reaffirmed its projections for three additional interest rate hikes in 2018.

International equities enjoyed a strong start to 2018, driven by market exuberance about strong economic data, the $1.5 trillion U.S. tax reform law passed by Congress in December 2017 and the favorable start to the corporate earnings reporting season. In February 2018, however, equities sold off globally on market speculation of a faster pace of interest rate hikes by the Fed, which stoked a sharp rise in bond yields and in equity market volatility. Concerns about monetary policy tightening were further exacerbated by solid U.S. labor and inflation data. While the hawkish Fed minutes released were largely expected, Fed Chair Jerome Powell’s Congressional testimony surprised markets with its hawkish tilt, sparking another sell-off. In March 2018, escalating trade tensions and tariffs weighed on investor sentiment and on global equity market performance. Political uncertainty in Germany and Italy and signs of slowing economic growth in Europe dampened investor sentiment as well. Meanwhile, the Fed delivered on a consensus-expected interest rate increase in March, with its projections continuing to point to three interest rate hikes in the 2018 calendar year. In Europe, an agreement on a 21-month transition after Brexit between the U.K. and the European Union reduced political uncertainty.

The international equity markets posted a modestly positive return in April 2018, but remained relatively muted for the month, as the U.S. and China generated trade headlines and geopolitical uncertainty stemming from sanctions on Russia surfaced. The ECB and BoJ kept their respective monetary policies unchanged in April, indicating ongoing monetary policy accommodation.

*	All index returns are expressed in U.S. dollar terms.

4

MARKET REVIEW

For the Reporting Period as a whole, energy was the best performing sector in the MSCI EAFE Index by some distance, followed by consumer discretionary and real estate. The weakest performing sectors in the MSCI EAFE Index during the Reporting Period were telecommunication services, consumer staples and industrials.

From a country perspective, Singapore, Finland and Italy were the best performing individual constituents of the MSCI EAFE Index during the Reporting Period. Sweden, Belgium and Denmark were the weakest individual country constituents in the MSCI EAFE Index during the Reporting Period.

Looking Ahead

At the end of the Reporting Period, we continued to believe that less expensive stocks should outpace more expensive stocks. In addition, we expected stocks with good momentum to outperform those with poor momentum. We plan to focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with what we view as sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

5

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Equity

Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Emerging Markets Equity Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor, R and R6 Shares generated cumulative total returns, without sales charges, of 3.20%, 2.85%, 3.32%, 3.38%, 3.06% and 3.44%, respectively. These returns compare to the 4.80% cumulative total return of the Fund’s benchmark, the MSCI Emerging Markets Standard Index (Net, USD, Unhedged) (the “Index”), during the same period.

From their inception on April 16, 2018 through the end of the Reporting Period, the Fund’s Class P Shares generated a cumulative total return, without sales charges, of -0.65% compared to the 0.15% cumulative total return of the Index.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	We use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy — to manage the Fund. These strategies are uncorrelated, that is, they tend to perform independently of each other over time, which enables us to greater diversify the portfolio. During the Reporting Period, our stock selection strategy, which uses fundamental research and stock selection models based on six investment themes, contributed positively to relative performance. However, the Fund underperformed the Index, largely because of certain individual stock positions. The impact of our country/currency selection strategy was rather neutral during the Reporting Period.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all six of our investment themes added to the Fund’s relative returns. Momentum was our best performing theme. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Sentiment, Valuation, Quality, Profitability and Management also contributed positively. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Quality theme seeks to assess both firm and management quality. The Profitability theme assesses whether a company is earning more than its cost of capital. The Management theme assesses the characteristics, policies and strategic decisions of company management.

Q	How did the Fund’s sector and industry allocations affect relative results?

A	In constructing the portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently,

6

PORTFOLIO RESULTS

the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative returns.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the Index.

During the Reporting Period, certain individual stock positions detracted from the Fund’s relative performance. These detractors included holdings in the energy, industrials and consumer discretionary sectors. Conversely, the Fund benefited from investments in the real estate, information technology and financials sectors.

Q	Which individual stock positions detracted most from the Fund’s relative returns during the Reporting Period?

A	In terms of individual stock positions, the Fund was hampered during the Reporting Period by its overweight positions in CCR, a Brazil-based transportation company; Guangzhou Automobile Group, a China-based automaker; and Tupras Turkiye Petrol Rafinerileri (“Tupras”), which is Turkey’s only oil refiner. The overweight in CCR was the result of our positive views on Valuation and Momentum. We assumed the overweight in Guangzhou Automobile Group due to our positive views on Momentum and Quality. The Fund’s overweight in Tupras was based on our positive views on Momentum and Management.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	During the Reporting Period, the Fund was helped by overweights compared to the Index in Empresa Colombiana Petroleos, Colombia’s state-owned oil company; Tata Consultancy Services, an India-based provider of information technology services, consulting and business solutions; and Wal-Mart de Mexico, the U.S. retailer’s Mexico-based division. Our positive views on Momentum and Profitability led us to overweight Empresa Colombiana Petroleos, while the overweight in Tata Consultancy Services was due to our positive views on Momentum and Management. We chose to overweight Wal-Mart de Mexico because of our positive views on Sentiment and Quality.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A	Our country/currency strategy had a rather neutral impact on the Fund’s relative returns. During the Reporting Period, the Fund benefited from its overweight compared to the Index in Russia and its underweights in Chile and the Philippines. It was hindered by overweights in Turkey and Hungary as well as by an underweight in South Africa.

We made our picks using our proprietary models, which, during the Reporting Period, were based on three investment themes specific to our country/currency strategy — Valuation, Risk Premium and Macro. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. Risk Premium evaluates whether a country is overcompensating investors for various types of risk. Macro assesses a market’s macroeconomic environment and growth prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	During the Reporting Period, we shifted the Fund from an underweight position relative to the Index in Thailand to an overweight position. We increased the Fund’s overweight in India and its underweight in Malaysia. In addition, we moved the Fund from an overweight in Brazil to an underweight position compared to the Index.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund was overweight relative to the Index in the materials, real estate, health care, energy and information technology sectors. Compared to the Index, the Fund was underweight the telecommunication

7

PORTFOLIO RESULTS

services, financials, consumer discretionary, utilities, industrials and consumer staples sectors at the end of the Reporting Period.

In terms of countries, the Fund was overweight India, Thailand, Russia and Mexico relative to the Index at the end of the Reporting Period. Compared to the Index, the Fund was underweight Taiwan, Brazil and Malaysia. The Fund was relatively neutral compared to the Index in Colombia, China, Poland, South Korea, Pakistan, Hungary, Egypt, Indonesia, Czech Republic, Greece, South Africa, Turkey, United Arab Emirates, Peru, Qatar, Chile and the Philippines at the end of the Reporting Period.

8

FUND BASICS

Emerging Markets Equity Insights Fund

as of April 30, 2018

PERFORMANCE REVIEW
November 1, 2017–April 30, 2018	Fund Total Return (based on NAV)[1]	MSCI@ Emerging Markets Standard Index[2]
Class A	3.20%	4.80%
Class C	2.85	4.80
Institutional	3.32	4.80
Investor	3.38	4.80
Class R	3.06	4.80
Class R6	3.44	4.80

April 16, 2018–April 30, 2018
Class P	-0.65%	0.15%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® Emerging Markets Standard Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of April 30, 2018, the MSCI® Emerging Markets Standard Index consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	19.58%	5.11%	3.43%	1.93%	10/5/07
Class C	24.53	5.50	3.30	1.76	10/5/07
Institutional	26.82	6.69	4.42	2.88	10/5/07
Investor	26.79	6.58	N/A	7.08	08/31/10
Class P	N/A	N/A	N/A	N/A	04/16/18
Class R	26.14	N/A	N/A	9.32	02/28/14
Class R6	26.98	N/A	N/A	13.88	07/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.48%	1.53%
Class C	2.23	2.28
Institutional	1.09	1.14
Investor	1.23	1.28
Class P	1.08	1.13
Class R	1.73	1.78
Class R6	1.08	1.13

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/18[5,6]
Holding	% of Net Assets	Line of Business	Country
Samsung Electronics Co. Ltd.	5.7%	Technology Hardware & Equipment	South Korea
Tencent Holdings Ltd.	5.2	Software & Services	China
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3.9	Semiconductors & Semiconductor Equipment	Taiwan
Industrial & Commercial Bank of China Ltd. Class H	2.5	Banks	China
Alibaba Group Holding Ltd. ADR	2.3	Software & Services	China
Infosys Ltd. ADR	2.1	Software & Services	India
Tata Consultancy Services Ltd.	2.0	Software & Services	India
LUKOIL PJSC ADR	1.9	Energy	Russia
Sberbank of Russia PJSC	1.9	Banks	Russia
Naspers Ltd. Class N	1.8	Media	South Africa

[5]	The top 10 holdings may not be representative of the Fund’s future investments.
[6]	The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents approximately 2.5% of the Fund’s net assets as of 04/30/18.

10

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of April 30, 2018

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 2.5% of the Fund’s net assets at April 30, 2018. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

11

PORTFOLIO RESULTS

Goldman Sachs International Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Equity Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor, R and R6 Shares generated cumulative total returns, without sales charges, of 2.74%, 2.30%, 2.90%, 2.56%, 2.85%, 2.58% and 2.91%, respectively. These returns compare to the 3.41% cumulative total return of the Fund’s benchmark, the MSCI EAFE Standard Index (Net, USD, Unhedged) (the “Index”), during the same period.

From their inception on April 16, 2018 through the end of the Reporting Period, the Fund’s Class P Shares generated a cumulative total return, without sales charges, of -0.44% compared to the 0.22% cumulative total return of the Index.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	We use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy — to manage the Fund. These strategies are uncorrelated, that is, they tend to perform independently of each other over time, which enables us to greater diversify the portfolio. Our bottom-up stock selection strategy, which uses fundamental research and stock selection models based on six investment themes, added to relative performance during the Reporting Period. Our country/currency selection strategy also contributed positively. However, the Fund underperformed the Index largely because of certain individual stock positions.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, three of our six investment themes–Momentum, Sentiment and Quality–enhanced the Fund’s relative returns. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Quality theme seeks to assess both firm and management quality.

Our Profitability theme detracted from relative performance during the Reporting Period. The Profitability theme assesses whether a company is earning more than its cost of capital.

The impact of our Management and Valuation themes was rather neutral during the Reporting Period. The Management theme assesses the characteristics, policies and strategic decisions of company management. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

12

PORTFOLIO RESULTS

Q	How did the Fund’s sector and industry allocations affect relative results?

A	In constructing the portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative returns.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the Index.

During the Reporting Period, certain individual stock positions detracted from the Fund’s relative performance. Investments in the industrials, health care and information technology sectors had a negative impact on results. On the positive side, the Fund benefited from stock selection in the consumer staples, consumer discretionary and financials sectors.

Q	Which individual stock positions detracted most from the Fund’s relative returns during the Reporting Period?

A	In terms of individual stock positions, the Fund was hurt by overweights compared to the Index in Air France-KLM, a French-Dutch airline holding company; Fujitsu, a Japan-based information technology equipment and services company; and Aixtron, a Germany-based semiconductor manufacturing equipment maker. We decided to overweight Air France-KLM based on our positive views on Valuation and Quality. The overweight in Fujitsu was due to our positive views on Valuation and Momentum, while our positive views on Sentiment and Profitability led to the Fund’s overweight in Aixtron.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	During the Reporting Period, the Fund was helped by overweight positions in petroleum company Idemitsu Kosan and personal care company Shiseido, both Japan-based firms. Our positive views on Momentum and Valuation resulted in the Fund’s overweight in Idemitsu Kosan. The overweight in Shisedo was due to our positive views on Momentum and Sentiment. The Fund’s underweight in U.K.-based British American Tobacco, assumed because of our negative views on Momentum and Management, also contributed positively to relative performance.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A	Our country/currency selection strategy added to the Fund’s relative returns during the Reporting Period. The Fund benefited from an overweight position compared to the Index in Italy and underweight positions in Switzerland and Belgium. Detracting from Fund performance were underweights in Finland and Sweden. An overweight in Spain also detracted from results.

We made our picks using our proprietary models, which, during the Reporting Period, were based on five investment themes specific to our country/currency strategy — Valuation, Momentum, Risk Premium, Fund Flows and Macro. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. Momentum favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for various types of risk, while Fund Flows evaluates the strength of capital market inflows. Finally, Macro assesses a market’s macroeconomic environment and growth prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A

During the Reporting Period, we moved the Fund from rather neutral positions to overweight positions compared to the Index in Japan and Sweden. We also increased the Fund’s overweight in Spain. We moderated the Fund’s underweights in France, Germany and the U.K. In addition, we shifted the

13

PORTFOLIO RESULTS

Fund from overweight to underweight positions versus the Index in Australia, Hong Kong, Singapore and the Netherlands during the Reporting Period.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the energy, consumer discretionary, information technology and materials sectors. Compared to the Index, the Fund was underweight the consumer staples, industrials, telecommunication services, utilities and real estate sectors. The Fund was relatively neutral compared to the Index in the financials and health care sectors at the end of the Reporting Period.

In terms of countries, the Fund was overweight relative to the Index in Hong Kong, Australia, Spain, Norway, Singapore and Italy. Compared to the Index, the Fund was underweight in France, Germany, the U.K. and Switzerland. The Fund was relatively neutral compared to the Index in Japan, the Netherlands, Sweden, Denmark, Finland, Austria, Belgium, Portugal, New Zealand, Ireland and Israel at the end of the Reporting Period.

14

FUND BASICS

International Equity Insights Fund

as of April 30, 2018

PERFORMANCE REVIEW
November 1, 2017–April 30, 2018	Fund Total Return (based on NAV)[1]	MSCI® EAFE Standard Index (Net, USD, Unhedged)[2]
Class A	2.74%	3.41%
Class C	2.30	3.41
Institutional	2.90	3.41
Service	2.56	3.41
Investor	2.85	3.41
Class R	2.58	3.41
Class R6	2.91	3.41

April 16, 2018–April 30, 2018
Class P	-0.44%	0.22%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged MSCI® EAFE Standard Index (Net, USD, Unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. As of April 30, 2018, the MSCI® EAFE Standard (Net) Index consists of the following 21 developed countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	11.24%	7.76%	2.51%	4.07%	08/15/97
Class C	15.91	8.19	2.33	3.68	08/15/97
Institutional	18.13	9.43	3.50	4.86	08/15/97
Service	17.55	8.85	2.98	4.34	08/15/97
Investor	18.03	9.25	3.35	2.01	11/30/07
Class P	N/A	N/A	N/A	N/A	04/16/18
Class R	17.44	8.72	2.85	1.53	11/30/07
Class R6	18.16	N/A	N/A	9.46	07/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

15

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.19%	1.30%
Class C	1.94	2.05
Institutional	0.85	0.91
Service	1.35	1.41
Investor	0.94	1.05
Class P	0.84	0.90
Class R	1.44	1.55
Class R6	0.84	0.90

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus, as supplemented, for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/18[5,6]
Holding	% of Net Assets	Line of Business	Country
AIA Group Ltd.	1.8%	Insurance	Hong Kong
BP plc ADR	1.5	Energy	United Kingdom
Royal Dutch Shell plc Class A	1.2	Energy	Netherlands
Mitsubishi UFJ Financial Group, Inc.	1.2	Banks	Japan
Eni SpA	1.2	Energy	Italy
Oversea-Chinese Banking Corp. Ltd.	1.1	Banks	Singapore
Vodafone Group plc ADR	1.1	Telecommunication Services	United Kingdom
Royal Dutch Shell plc Class B	1.1	Energy	Netherlands
BNP Paribas SA	1.1	Banks	France
Sumitomo Mitsui Financial Group, Inc.	1.0	Banks	Japan

[5]	The top 10 holdings may not be representative of the Fund’s future investments.
[6]	The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents approximately 4.0% of the Fund’s net assets as of 04/30/18.

16

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of April 30, 2018

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 2.9% of the Fund’s net assets at April 30, 2018. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

17

PORTFOLIO RESULTS

Goldman Sachs International Small Cap Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Small Cap Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor and R6 Shares generated cumulative total returns, without sales charges, of 4.33%, 3.91%, 4.54%, 4.40% and 4.47%, respectively. These returns compare to the 5.96% cumulative total return of the Fund’s benchmark, the MSCI EAFE Small Cap Index (Net, USD, Unhedged) (the “Index”), during the same period.

From their inception on April 16, 2018 through the end of the Reporting Period, the Fund’s Class P Shares generated a cumulative total return, without sales charges, of -0.99% compared to the -0.51% cumulative total return of the Index.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, three of our quantitative model’s six investment themes added to relative performance. However, the Fund underperformed the Index largely because of certain individual stock positions.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, three of our six investment themes added to the Fund’s relative results. Sentiment was our best performing theme. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. Momentum and Valuation also contributed positively. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

The Profitability theme, which assesses whether a company is earning more than its cost of capital, detracted from relative performance during the Reporting Period.

The impact of our Quality and Management themes was rather neutral during the Reporting Period. The Quality theme seeks to assess both firm and management quality. The Management theme assesses the characteristics, policies and strategic decisions of company management.

Q	How did the Fund’s sector and industry allocations affect relative results?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

18

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the Index.

During the Reporting Period, certain individual stock positions detracted from relative returns, led by holdings in the information technology, industrials and health care sectors. The Fund was helped by security selection in the energy, materials and financials sectors.

Q	Which individual stock positions detracted most from the Fund’s relative returns during the Reporting Period?

A	In terms of individual stock positions, the Fund was hurt by overweights relative to the Index in Dialog Semiconductor, Air France-KLM and Subsea 7. We decided to overweight U.K.-based manufacturer Dialog Semiconductor and French-Dutch airline holding company Air France-KLM because of our positive views on Valuation and Quality. Our positive views on Valuation and Sentiment led us to overweight Subsea 7, a U.K.-headquartered subsea engineering, construction and services company serving the offshore energy industry.

Q	Which individual stock positions contributed most to the Fund’s relative results during the Reporting Period?

A	The Fund benefited from overweight positions in DNO, a Norwegian oil and gas operator; Moncler, an Italian apparel manufacturer; and Swedish Orphan Biovitrum, a specialty biopharmaceutical company. We adopted all three overweights because of our positive views on Momentum and Sentiment.

Q	What impact did country selection have on the Fund’s relative performance during the Reporting Period?

A	To construct the portfolio, we focus on security selection rather than on making country bets. As a result, the Fund is similar to the Index in terms of its country allocation; changes in its country weightings are generally the result of our stock picking.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	During the Reporting Period, we moved the Fund from an underweight to a slightly overweight position relative to the Index in Sweden. We increased the Fund’s overweights in Denmark and Germany. In addition, we shifted the Fund from overweight to underweight positions compared to the Index in France, Belgium and the Netherlands.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the health care, energy, information technology and materials sectors. Compared to the Index, the Fund was underweight the real estate, industrials, utilities and financials sectors. The Fund was relatively neutral compared to the Index in the consumer discretionary and consumer staples sectors at the end of the Reporting Period.

In terms of countries, the Fund was overweight Norway, Germany, Australia and Denmark relative to the Index. Compared to the Index, the Fund was underweight the U.K., France and Ireland. It was relatively neutral compared to the Index in Spain, Japan, Portugal, Finland, Switzerland, Singapore, Italy, Belgium, the Netherlands, New Zealand, Israel, Austria, Hong Kong and Sweden at the end of the Reporting Period.

19

FUND BASICS

International Small Cap Insights Fund

as of April 30, 2018

PERFORMANCE REVIEW
November 1, 2017–April 30, 2018	Fund Total Return (based on NAV)[1]	MSCI® EAFE Small Cap Index (Net, USD, Unhedged)[2]
Class A	4.33%	5.96%
Class C	3.91	5.96
Institutional	4.54	5.96
Investor	4.40	5.96
Class R6	4.47	5.96

April 16, 2018–April 30, 2018
Class P	-0.99%	-0.51%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® EAFE Small Cap Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. MSCI® selects the most liquid securities across developed markets relative to their market capitalization, and targets for index inclusion 40% of the full market capitalization of the eligible small cap universe within each industry group, within each country. Its returns include net reinvested dividends but, unlike Fund returns, do not reflect the payment of sales commissions or other expenses incurred in the purchase or sale of the securities included in the Index. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	15.61%	9.87%	7.02%	5.26%	09/28/07
Class C	20.37	10.29	6.84	5.06	09/28/07
Institutional	22.87	11.59	8.06	6.26	09/28/07
Investor	22.69	11.41	N/A	12.69	08/31/10
Class P	N/A	N/A	N/A	N/A	04/16/18
Class R6	22.84	N/A	N/A	12.10	07/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

20

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.29%	1.33%
Class C	2.04	2.08
Institutional	0.90	0.94
Investor	1.04	1.08
Class P	0.89	0.93
Class R6	0.89	0.93

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/18[5,6]
Holding	% of Net Assets	Line of Business	Country
Moncler SpA	1.3%	Consumer Durables & Apparel	Italy
Temenos Group AG (Registered)	1.2	Software & Services	Switzerland
Bellway plc	1.1	Consumer Durables & Apparel	United Kingdom
Rheinmetall AG	1.0	Capital Goods	Germany
DNO ASA	1.0	Energy	Norway
GN Store Nord A/S	1.0	Health Care Equipment & Services	Denmark
OC Oerlikon Corp. AG (Registered)	1.0	Capital Goods	Switzerland
Merlin Properties Socimi SA	1.0	Real Estate	Spain
Aurubis AG	0.9	Materials	Germany
DiaSorin SpA	0.9	Health Care Equipment & Services	Italy

[5]	The top 10 holdings may not be representative of the Fund’s future investments.
[6]	The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents approximately 2.6% of the Fund’s net assets as of 04/30/18.

21

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of April 30, 2018

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 1.4% of the Fund’s net assets at April 30, 2018. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

22

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – 97.5%
Brazil – 5.4%
1,728,400	Ambev SA ADR (Food, Beverage & Tobacco)	$11,442,008
52,400	Arezzo Industria e Comercio SA (Consumer Durables & Apparel)	792,462
852,100	B3 SA – Brasil Bolsa Balcao (Diversified Financials)*	6,153,839
245,100	Banco do Estado do Rio Grande do Sul SA (Preference) Class B (Banks)(a)	1,405,589
1,107,100	Banco Santander Brasil SA ADR (Banks)(b)	12,000,964
1,264,900	Cielo SA (Software & Services)	6,932,542
132,100	Cosan SA Industria e Comercio (Energy)	1,500,039
86,000	Ez Tec Empreendimentos e Participacoes SA (Consumer Durables & Apparel)	493,435
1,739,600	Fibria Celulose SA (Materials)	34,169,295
45,700	Grendene SA (Consumer Durables & Apparel)	356,526
1,140,500	Hypera SA (Pharmaceuticals, Biotechnology & Life Sciences)*	10,255,124
47,300	IRB Brasil Resseguros S/A (Insurance)	638,642
6,343,700	Itausa – Investimentos Itau SA (Preference) (Banks)(a)	24,645,398
116,400	Odontoprev SA (Health Care Equipment & Services)	499,398
175,350	Petroleo Brasileiro SA ADR (Energy)*	2,470,681
48,600	SLC Agricola SA (Food, Beverage & Tobacco)	620,402
36,820	TIM Participacoes SA ADR (Telecommunication Services)	837,655

		115,213,999

Chile – 0.6%
239,756	Empresas COPEC SA (Energy)	3,913,977
154,300	Sociedad Quimica y Minera de Chile SA ADR (Materials)(b)	8,469,527

		12,383,504

China – 27.6%
2,666,000	Agile Group Holdings Ltd. (Real Estate)	5,258,935
58,094,000	Agricultural Bank of China Ltd. Class H (Banks)	32,754,124
552,000	Air China Ltd. Class H (Transportation)	727,700
275,300	Alibaba Group Holding Ltd. ADR (Software & Services)*	49,152,062
15,433,000	Bank of China Ltd. Class H (Banks)	8,377,514
3,853,000	Bank of Communications Co. Ltd. Class H (Banks)	3,152,853

Common Stocks – (continued)
China – (continued)
5,136,000	Beijing Capital International Airport Co. Ltd. Class H (Transportation)	6,995,095
109,500	Beijing Enterprises Holdings Ltd. (Capital Goods)	546,941
2,751,000	China Construction Bank Corp. Class H (Banks)	2,882,110
5,420,000	China Evergrande Group (Real Estate)*(b)	17,168,262
1,280,000	China Medical System Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,134,434
7,249,500	China Merchants Bank Co. Ltd. Class H (Banks)	31,610,720
398,000	China Mobile Ltd. (Telecommunication Services)	3,791,545
2,220,000	China Petroleum & Chemical Corp. Class H (Energy)	2,161,968
4,346,000	China Resources Cement Holdings Ltd. (Materials)	4,559,294
12,493,000	China SCE Property Holdings Ltd. (Real Estate)	6,269,142
13,421,000	China Shenhua Energy Co. Ltd. Class H (Energy)	32,919,811
164,000	China Shineway Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	336,309
2,840,000	China Travel International Investment Hong Kong Ltd. (Consumer Services)	1,058,881
5,995,400	China Vanke Co. Ltd. Class H (Real Estate)	24,778,085
14,798,000	CNOOC Ltd. (Energy)	25,033,980
573,000	Consun Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	617,459
12,432,000	Country Garden Holdings Co. Ltd. (Real Estate)	25,349,670
7,660,000	CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	19,510,469
206,000	ENN Energy Holdings Ltd. (Utilities)	1,926,415
5,348,000	Fosun International Ltd. (Capital Goods)	11,364,468
942,000	Geely Automobile Holdings Ltd. (Automobiles & Components)	2,477,490
8,458,000	Guangzhou Automobile Group Co. Ltd. Class H (Automobiles & Components)	15,492,652
2,414,600	Guangzhou R&F Properties Co. Ltd. Class H (Real Estate)	5,740,936
328,500	Hengan International Group Co. Ltd. (Household & Personal Products)	2,921,463

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
China – (continued)
59,552,000	Industrial & Commercial Bank of China Ltd. Class H (Banks)	$52,279,609
2,860,000	Jiangsu Expressway Co. Ltd. Class H (Transportation)	3,921,413
190,800	Livzon Pharmaceutical Group, Inc. Class H (Pharmaceuticals, Biotechnology & Life Sciences)	1,374,331
210,000	Logan Property Holdings Co. Ltd. (Real Estate)	307,896
3,220,000	Longfor Properties Co. Ltd. (Real Estate)	9,630,165
2,017,000	Lonking Holdings Ltd. (Capital Goods)	916,568
3,350,000	PetroChina Co. Ltd. Class H (Energy)	2,468,512
6,026,000	PICC Property & Casualty Co. Ltd. Class H (Insurance)	10,787,561
1,214,000	Shanghai Industrial Holdings Ltd. (Capital Goods)	3,183,461
5,883,500	Shimao Property Holdings Ltd. (Real Estate)	15,562,243
147,100	SINA Corp. (Software & Services)*	14,053,934
2,234,400	Tencent Holdings Ltd. (Software & Services)	109,849,646
156,000	Tian Ge Interactive Holdings Ltd. (Software & Services)(c)	132,996
5,590,000	Weichai Power Co. Ltd. Class H (Capital Goods)	6,471,251
133,400	YiChang HEC ChangJiang Pharmaceutical Co. Ltd. Class H (Pharmaceuticals, Biotechnology & Life Sciences)(c)	633,472
1,662,000	Yuexiu Property Co. Ltd. (Real Estate)	373,920
7,671,000	Yuzhou Properties Co. Ltd. (Real Estate)	5,580,122

		585,597,887

Colombia – 1.3%
6,316	Bancolombia SA ADR (Banks)	301,021
1,285,216	Ecopetrol SA ADR (Energy)(b)	28,377,569

		28,678,590

Greece – 0.2%
52,275	Motor Oil Hellas Corinth Refineries SA (Energy)	1,245,560
183,332	OPAP SA (Consumer Services)	2,193,634

		3,439,194

Hong Kong – 2.0%
1,287,000	Haier Electronics Group Co. Ltd. (Consumer Durables & Apparel)*	4,452,730
641,500	Kingboard Laminates Holdings Ltd. (Technology Hardware & Equipment)	855,051

Common Stocks – (continued)
Hong Kong – (continued)
7,691,000	Lee & Man Paper Manufacturing Ltd. (Materials)	8,471,474
10,719,000	Nine Dragons Paper Holdings Ltd. (Materials)	15,986,952
5,218,000	Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	10,988,116
926,500	WH Group Ltd. (Food, Beverage & Tobacco)(c)	959,183

		41,713,506

Hungary – 0.2%
346,291	MOL Hungarian Oil & Gas plc (Energy)	4,001,660

India – 10.7%
8,651	Avanti Feeds Ltd. (Food, Beverage & Tobacco)	321,084
58,196	Bajaj Holdings & Investment Ltd. (Diversified Financials)	2,354,876
78,977	Bata India Ltd. (Consumer Durables & Apparel)	947,264
80,124	Cyient Ltd. (Software & Services)	910,078
80,924	Dabur India Ltd. (Household & Personal Products)	446,663
136,827	Divi’s Laboratories Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,446,665
589,301	GAIL India Ltd. (Utilities)	2,863,561
345,330	Godrej Consumer Products Ltd. (Household & Personal Products)	5,759,884
1,698,776	HCL Technologies Ltd. (Software & Services)	26,732,018
457,452	Hexaware Technologies Ltd. (Software & Services)	3,064,779
142,180	Hindustan Petroleum Corp. Ltd. (Energy)	646,141
1,948,218	Indian Oil Corp. Ltd. (Energy)	4,714,402
2,477,708	Infosys Ltd. ADR (Software & Services)	43,781,100
227,355	Jubilant Life Sciences Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,987,102
1,348,968	KPIT Technologies Ltd. (Software & Services)	5,204,273
263,165	Maruti Suzuki India Ltd. (Automobiles & Components)	34,629,575
166,774	Mindtree Ltd. (Software & Services)	2,696,553
46,181	Mphasis Ltd. (Software & Services)	714,557
738,281	NIIT Technologies Ltd. (Software & Services)	12,784,690
11,035	Page Industries Ltd. (Consumer Durables & Apparel)	3,983,234

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
India – (continued)
87,127	Piramal Enterprises Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	$3,382,288
793,910	Tata Consultancy Services Ltd. (Software & Services)	41,907,872
289,525	Titan Co. Ltd. (Consumer Durables & Apparel)	4,245,795
2,269,491	Wipro Ltd. (Software & Services)	9,414,492
237,600	WNS Holdings Ltd. ADR (Software & Services)*	11,625,768

		228,564,714

Indonesia – 1.8%
561,200	Bank Central Asia Tbk. PT (Banks)	887,416
19,900,700	Bank Mandiri Persero Tbk. PT (Banks)	10,080,792
16,607,300	Bank Negara Indonesia Persero Tbk. PT (Banks)	9,561,089
55,529,200	Bank Rakyat Indonesia Persero Tbk. PT (Banks)	12,803,283
5,070,900	Bukit Asam Tbk. PT (Energy)	1,172,319
544,000	Indah Kiat Pulp & Paper Corp. Tbk. PT (Materials)	513,606
1,406,000	Indo Tambangraya Megah Tbk. PT (Energy)	2,382,683

		37,401,188

Luxembourg – 0.6%
309,400	Ternium SA ADR (Materials)	12,273,899

Malaysia – 1.0%
318,900	Bursa Malaysia Bhd. (Diversified Financials)	585,074
3,087,500	Genting Malaysia Bhd. (Consumer Services)	4,019,844
3,690,800	Malaysia Airports Holdings Bhd. (Transportation)	8,475,623
219,900	Padini Holdings Bhd. (Retailing)	238,199
867,200	Supermax Corp. Bhd. (Health Care Equipment & Services)	632,760
2,704,900	Top Glove Corp. Bhd. (Health Care Equipment & Services)	6,529,767
1,856,700	Westports Holdings Bhd. (Transportation)	1,568,667

		22,049,934

Mexico – 3.4%
77,455	Grupo Aeroportuario del Pacifico SAB de CV Class B (Transportation)	805,692
4,051,700	Grupo Financiero Banorte SAB de CV Class O (Banks)	25,351,763
6,109,255	Grupo Mexico SAB de CVSeries B (Materials)	20,308,596
9,391,800	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	26,098,307

		72,564,358

Common Stocks – (continued)
Philippines – 0.1%
578,560	International Container Terminal Services, Inc. (Transportation)	945,829
2,074,000	Semirara Mining & Power Corp. (Energy)	1,236,396

		2,182,225

Poland – 1.4%
10,630	Bank Polska Kasa Opieki SA (Banks)	352,777
146,193	Grupa Lotos SA (Energy)	2,290,279
2,241,984	Powszechny Zaklad Ubezpieczen SA (Insurance)	27,255,828

		29,898,884

Russia – 5.3%
811,963	Evraz plc (Materials)	5,109,346
80,225	Globaltrans Investment plc GDR (Transportation)	843,967
628,595	LUKOIL PJSC ADR (Energy)	41,418,125
8,774,500	Magnitogorsk Iron & Steel Works PJSC (Materials)	6,759,907
281,200	Mobile TeleSystems PJSC ADR (Telecommunication Services)	2,952,600
1,071,480	Moscow Exchange MICEX-RTS PJSC (Diversified Financials)	2,049,619
216,146	Novolipetsk Steel PJSC GDR (Materials)	5,508,813
11,239,590	Sberbank of Russia PJSC (Banks)	40,063,463
348,990	Severstal PJSC GDR (Materials)	5,554,412
48,782	Tatneft PJSC ADR (Energy)(b)	3,117,170

		113,377,422

South Africa – 6.3%
351,175	African Rainbow Minerals Ltd. (Materials)	2,884,622
26,376	Aspen Pharmacare Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	568,710
35,931	Assore Ltd. (Materials)	886,125
31,137	Astral Foods Ltd. (Food, Beverage & Tobacco)	767,646
292,622	Barloworld Ltd. (Capital Goods)	3,970,645
196,306	Clicks Group Ltd. (Food & Staples Retailing)	3,365,156
183,581	Exxaro Resources Ltd. (Energy)(b)	1,628,358
194,214	Kumba Iron Ore Ltd. (Materials)	4,148,889
465,095	Mondi Ltd. (Materials)	13,580,102
350,358	Mr Price Group Ltd. (Retailing)	7,688,206
62,276	MTN Group Ltd. (Telecommunication Services)	625,708
157,702	Naspers Ltd. Class N (Media)	38,419,292
2,930,779	Sanlam Ltd. (Insurance)	18,513,790
72,661	Sappi Ltd. (Materials)	463,699
2,074,154	Standard Bank Group Ltd. (Banks)	35,572,985
15,224	Tiger Brands Ltd. (Food, Beverage & Tobacco)	475,802

		133,559,735

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
South Korea – 15.2%
11,078	Caregen Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	$923,394
25,479	Cell Biotech Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,013,128
75,118	Celltrion, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*(b)	18,844,632
32,661	Chong Kun Dang Pharmaceutical Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	3,553,643
2,187	CJ O Shopping Co. Ltd. (Retailing)	456,197
6,054	Coway Co. Ltd. (Consumer Durables & Apparel)	494,735
39,282	Dae Hwa Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,097,053
6,994	Daewoong Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,156,123
7,361	Dentium Co. Ltd. (Health Care Equipment & Services)	538,883
16,804	Douzone Bizon Co. Ltd. (Software & Services)	772,911
3,296	E-MART, Inc. (Food & Staples Retailing)	829,718
11,067	Grand Korea Leisure Co. Ltd. (Consumer Services)	281,377
422,677	Hana Financial Group, Inc. (Banks)	18,780,898
6,371	Hana Tour Service, Inc. (Consumer Services)	703,974
14,435	Hite Jinro Co. Ltd. (Food, Beverage & Tobacco)	293,663
54,514	Hotel Shilla Co. Ltd. (Retailing)	5,863,671
48,686	Huons Global Co. Ltd. (Health Care Equipment & Services)	3,239,310
61,049	InBody Co. Ltd. (Health Care Equipment & Services)	2,447,796
3,951	Kakao M Corp. (Media)	330,100
186,312	Kangwon Land, Inc. (Consumer Services)	5,026,037
26,261	Korea Investment Holdings Co. Ltd. (Diversified Financials)	2,218,303
59,213	LF Corp. (Consumer Durables & Apparel)	1,557,180
230,536	LG Corp. (Capital Goods)	17,438,842
5,901	LG Household & Health Care Ltd. (Household & Personal Products)	7,534,863
34,211	Lotte Chemical Corp. (Materials)	13,173,865
11,094	Medy-Tox, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	7,210,279
167,735	Meritz Fire & Marine Insurance Co. Ltd. (Insurance)	3,278,497
145,620	Modetour Network, Inc. (Consumer Services)	5,034,626
233,802	NH Investment & Securities Co. Ltd. (Diversified Financials)	3,373,855

Common Stocks – (continued)
South Korea – (continued)
41,631	POSCO (Materials)	14,344,412
49,217	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	121,989,667
15,944	Samsung SDS Co. Ltd. (Software & Services)	3,621,493
328,476	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	25,832,678
129,967	SK Telecom Co. Ltd. (Telecommunication Services)	27,769,134
112,724	Whanin Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,261,957

		323,286,894

Taiwan – 8.8%
155,000	Acter Co. Ltd. (Capital Goods)	1,199,530
4,101,000	Ardentec Corp. (Semiconductors & Semiconductor Equipment)	4,612,737
4,692,000	Cathay Financial Holding Co. Ltd. (Insurance)	8,416,305
3,948,000	China Development Financial Holding Corp. (Banks)	1,492,731
10,607,000	CTBC Financial Holding Co. Ltd. (Banks)	7,564,522
3,661,000	Elan Microelectronics Corp. (Semiconductors & Semiconductor Equipment)*	5,298,820
829,000	Far Eastern Department Stores Ltd. (Retailing)	544,355
2,216,000	Formosa Chemicals & Fibre Corp. (Materials)	8,141,917
3,711,000	Formosa Plastics Corp. (Materials)	13,022,795
2,751,000	Fubon Financial Holding Co. Ltd. (Diversified Financials)	4,706,569
346,000	Gigabyte Technology Co. Ltd. (Technology Hardware & Equipment)	756,561
42,000	Gourmet Master Co. Ltd. (Consumer Services)	483,942
841,000	Grand Pacific Petrochemical (Materials)	930,504
179,000	Grape King Bio Ltd. (Household & Personal Products)	1,498,053
1,098,000	Greatek Electronics, Inc. (Semiconductors & Semiconductor Equipment)	1,987,084
992,000	Huaku Development Co. Ltd. (Real Estate)	2,290,357
840,000	Kinik Co. (Capital Goods)	2,186,912
1,193,000	Lien Hwa Industrial Corp. (Food, Beverage & Tobacco)	1,523,019
481,000	Makalot Industrial Co. Ltd. (Consumer Durables & Apparel)*	2,315,632
39,000	momo.com, Inc. (Retailing)*	323,445
646,000	President Chain Store Corp. (Food & Staples Retailing)	6,349,837

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Taiwan – (continued)
289,000	St Shine Optical Co. Ltd. (Health Care Equipment & Services)	$7,748,191
1,486,000	Taishin Financial Holding Co. Ltd. (Banks)	722,078
2,171,000	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	83,474,950
146,000	TCI Co. Ltd. (Household & Personal Products)	2,142,038
273,000	Tong Hsing Electronic Industries Ltd. (Technology Hardware & Equipment)*	958,650
1,078,000	Tripod Technology Corp. (Technology Hardware & Equipment)	3,260,838
3,441,000	Uni-President Enterprises Corp. (Food, Beverage & Tobacco)	8,281,337
343,000	United Integrated Services Co. Ltd. (Capital Goods)*	740,352
9,410,000	Yuanta Financial Holding Co. Ltd. (Diversified Financials)	4,490,945

		187,465,006

Thailand – 4.8%
499,200	Bumrungrad Hospital PCL (Health Care Equipment & Services)	2,997,123
254,200	Central Plaza Hotel PCL (Consumer Services)	420,186
4,867,800	CP All PCL (Food & Staples Retailing)	13,393,127
883,100	Esso Thailand PCL (Energy)*	500,078
194,400	Glow Energy PCL (Utilities)	529,543
1,265,300	Home Product Center PCL (Retailing)	598,641
50,223,600	IRPC PCL (Energy)	11,176,363
3,519,400	Kiatnakin Bank PCL (Banks)	8,202,347
6,300,697	PTT Global Chemical PCL (Materials)	19,472,984
7,810,000	PTT PCL (Energy)	13,929,668
9,950,500	Thai Beverage PCL (Food, Beverage & Tobacco)	6,397,046
7,639,000	Thai Oil PCL (Energy)	22,740,868
704,200	Thanachart Capital PCL (Banks)	1,195,783

		101,553,757

Turkey – 0.5%
2,288,725	Eregli Demir ve Celik Fabrikalari TAS (Materials)*	5,713,206
340,550	Turkcell Iletisim Hizmetleri A/S (Telecommunication Services)	1,172,574
1,989,019	Turkiye Garanti Bankasi A/S (Banks)	4,503,997

		11,389,777

Common Stocks – (continued)
United Arab Emirates – 0.3%
357,327	Abu Dhabi Commercial Bank PJSC (Banks)	682,487
3,139,649	Emaar Properties PJSC (Real Estate)	4,949,040

		5,631,527

TOTAL COMMON STOCKS
(Cost $1,822,687,063)		$2,072,227,660

Shares	Distribution Rate	Value
Investment Company(d) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
97	1.623%	$97
(Cost $97)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,822,687,160)		$2,072,227,757

Securities Lending Reinvestment Vehicle(d) – 2.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
52,683,114	1.623%	$52,683,114
(Cost $52,683,114)

TOTAL INVESTMENTS – 100.0%
(Cost $1,875,370,274)		$2,124,910,871

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%		238,190

NET ASSETS – 100.0%		$2,125,149,061

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(b)	All or a portion of security is on loan.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,725,651, which represents approximately 0.1% of net assets as of April 30, 2018. The liquidity determination is unaudited.
(d)	Represents an Affiliated Issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI Emerging Markets E-Mini Index	550	06/15/2018	$31,685,500	$(291,718)

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – 96.6%
Australia – 8.4%
115,843	Alumina Ltd. (Materials)	$228,022
98,566	Ansell Ltd. (Health Care Equipment & Services)	1,925,779
722,583	Aristocrat Leisure Ltd. (Consumer Services)	14,495,431
303,719	ASX Ltd. (Diversified Financials)	13,352,337
2,380,763	Beach Energy Ltd. (Energy)	2,807,877
134,650	BHP Billiton Ltd. (Materials)	3,141,284
656,856	BHP Billiton plc (Materials)	14,005,765
39,313	carsales.com Ltd. (Software & Services)	421,961
45,208	Cochlear Ltd. (Health Care Equipment & Services)	6,579,105
457,784	Computershare Ltd. (Software & Services)	5,823,720
995,964	Crown Resorts Ltd. (Consumer Services)	9,666,760
74,408	CSL Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	9,530,850
225,179	Flight Centre Travel Group Ltd. (Consumer Services)(a)	9,433,124
2,008,656	Goodman Group (REIT)	13,665,973
541,854	Iluka Resources Ltd. (Materials)	4,756,867
102,766	Incitec Pivot Ltd. (Materials)	292,443
1,556,028	Medibank Pvt Ltd. (Insurance)	3,419,773
72,232	Mineral Resources Ltd. (Materials)	967,255
1,381,046	Origin Energy Ltd. (Energy)*	10,082,715
452,293	OZ Minerals Ltd. (Materials)	3,121,261
179,578	Primary Health Care Ltd. (Health Care Equipment & Services)	511,965
3,019,329	Qantas Airways Ltd. (Transportation)	13,057,940
157,260	REA Group Ltd. (Media)	9,520,797
116,934	Regis Resources Ltd. (Materials)	412,642
698,521	Santos Ltd. (Energy)*	3,217,258
242,306	SmartGroup Corp. Ltd. (Commercial & Professional Services)	1,974,111
1,221,165	South32 Ltd. (Materials)	3,388,759
839,346	Star Entertainment Group Ltd. (The) (Consumer Services)	3,321,528
106,116	Stockland (REIT)	329,852
67,583	Treasury Wine Estates Ltd. (Food, Beverage & Tobacco)	965,355
1,192,789	Whitehaven Coal Ltd. (Energy)	4,113,046
635,870	Woolworths Group Ltd. (Food & Staples Retailing)	13,299,715

		181,831,270

Austria – 0.7%
253,908	Erste Group Bank AG (Banks)*	12,416,525
62,586	OMV AG (Energy)	3,876,270

		16,292,795

Belgium – 0.7%
21,177	Ageas (Insurance)	1,132,811

Common Stocks – (continued)
Belgium – (continued)
147,548	KBC Group NV (Banks)	12,827,826
6,875	UCB SA (Pharmaceuticals, Biotechnology & Life Sciences)	517,784

		14,478,421

China – 0.6%
611,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)*	1,969,737
79,000	ENN Energy Holdings Ltd. (Utilities)	738,771
1,567,000	Fosun International Ltd. (Capital Goods)	3,329,866
330,000	Tingyi Cayman Islands Holding Corp. (Food, Beverage & Tobacco)	625,636
668,000	Uni-President China Holdings Ltd. (Food, Beverage & Tobacco)	631,482
7,177,900	Yangzijiang Shipbuilding Holdings Ltd. (Capital Goods)	6,268,055

		13,563,547

Denmark – 2.2%
110,154	Carlsberg A/S Class B (Food, Beverage & Tobacco)	12,318,721
271,343	Danske Bank A/S (Banks)	9,443,315
16,789	DSV A/S (Transportation)	1,329,618
80,626	GN Store Nord A/S (Health Care Equipment & Services)	2,832,712
97,701	Jyske Bank A/S (Registered) (Banks)	5,850,299
219,548	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	10,324,892
24,161	Pandora A/S (Consumer Durables & Apparel)	2,684,024
12,739	Royal Unibrew A/S (Food, Beverage & Tobacco)	843,451
31,441	Sydbank A/S (Banks)	1,162,317

		46,789,349

Faroe Islands – 0.1%
31,825	Bakkafrost P/F (Food, Beverage & Tobacco)	1,826,031

Finland – 0.8%
62,116	Amer Sports OYJ (Consumer Durables & Apparel)*	1,900,079
7,738	Kesko OYJ Class B (Food & Staples Retailing)	454,374
155,082	Metsa Board OYJ (Materials)	1,737,589
363,522	UPM-Kymmene OYJ (Materials)	12,971,053

		17,063,095

France – 7.0%
55,446	Arkema SA (Materials)	7,263,129
9,831	Atos SE (Software & Services)	1,327,186
102,483	AXA SA (Insurance)(a)	2,930,876
300,785	BNP Paribas SA (Banks)	23,220,406

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
France – (continued)
51,041	Bureau Veritas SA (Commercial & Professional Services)	$1,334,611
11,857	Capgemini SE (Software & Services)	1,631,119
164,913	Cie de Saint-Gobain (Capital Goods)	8,628,423
25,585	Cie Generale des Etablissements Michelin SCA (Automobiles & Components)	3,597,838
140	Dassault Aviation SA (Capital Goods)	279,138
42,371	Edenred (Commercial & Professional Services)	1,459,701
148,658	Faurecia SA (Automobiles & Components)	12,139,251
16,231	Hermes International (Consumer Durables & Apparel)	10,495,616
33,180	Kering SA (Consumer Durables & Apparel)(a)	19,194,515
52,851	Peugeot SA (Automobiles & Components)(a)	1,301,382
16,678	Rubis SCA (Utilities)	1,297,654
18,005	Safran SA (Capital Goods)	2,111,810
98,508	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	7,788,271
198,163	Schneider Electric SE (Capital Goods)*	17,962,381
60,167	Societe Generale SA (Banks)	3,292,867
31,495	TOTAL SA (Energy)	1,979,516
74,052	Ubisoft Entertainment SA (Software & Services)*	7,075,524
631,912	Vivendi SA (Telecommunication Services)	16,664,634

		152,975,848

Germany – 6.4%
75,485	adidas AG (Consumer Durables & Apparel)	18,551,910
205,915	AIXTRON SE (Semiconductors & Semiconductor Equipment)*	2,922,698
43,459	Aurubis AG (Materials)	3,883,686
158,714	BASF SE (Materials)	16,513,156
151,821	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	18,145,587
106,494	Covestro AG (Materials)(b)	9,676,564
435,368	Deutsche Lufthansa AG (Registered) (Transportation)	12,654,073
26,537	Deutz AG (Capital Goods)	256,376
155,733	Fresenius Medical Care AG & Co. KGaA (Health Care Equipment & Services)	15,802,363
66,831	HUGO BOSS AG (Consumer Durables & Apparel)	6,265,125
29,471	Jenoptik AG (Technology Hardware & Equipment)	1,069,161
40,074	Leoni AG (Automobiles & Components)	2,509,728

Common Stocks – (continued)
Germany – (continued)
16,995	Nemetschek SE (Software & Services)	2,036,629
129,824	ProSiebenSat.1 Media SE (Media)	4,709,765
6,448	Rheinmetall AG (Capital Goods)	842,633
81,078	Schaeffler AG (Preference) (Automobiles & Components)(c)	1,254,814
31,307	Siltronic AG (Semiconductors & Semiconductor Equipment)	5,013,090
39,786	Software AG (Software & Services)	1,955,819
119,256	Wirecard AG (Software & Services)	16,135,461

		140,198,638

Hong Kong – 5.6%
4,281,400	AIA Group Ltd. (Insurance)	38,263,729
1,954,500	CK Asset Holdings Ltd. (Real Estate)	16,873,133
707,500	CLP Holdings Ltd. (Utilities)	7,346,737
992,000	Galaxy Entertainment Group Ltd. (Consumer Services)	8,682,611
462,000	Haitong International Securities Group Ltd. (Diversified Financials)	269,317
1,898,000	Hong Kong & China Gas Co. Ltd. (Utilities)	3,965,769
659,700	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	21,370,681
940,000	Li & Fung Ltd. (Consumer Durables & Apparel)	472,748
107,000	Link REIT (REIT)	945,680
830,000	Melco International Development Ltd. (Consumer Services)	3,072,942
1,505,000	PCCW Ltd. (Telecommunication Services)	930,319
484,000	Shangri-La Asia Ltd. (Consumer Services)	941,920
456,000	Sun Hung Kai & Co. Ltd. (Diversified Financials)	281,323
313,000	Sun Hung Kai Properties Ltd. (Real Estate)	5,040,691
5,217,500	WH Group Ltd. (Food, Beverage & Tobacco)(b)	5,401,551
895,000	Wheelock & Co. Ltd. (Real Estate)	6,640,196
523,000	Yue Yuen Industrial Holdings Ltd. (Consumer Durables & Apparel)	1,482,164

		121,981,511

Ireland – 0.0%
10,471	Paddy Power Betfair plc (Consumer Services)	1,036,240

Italy – 2.7%
212,700	Enav SpA (Transportation)(b)	1,159,380
938,435	Enel SpA (Utilities)	5,953,171
1,293,216	Eni SpA (Energy)	25,280,322
3,069,231	Intesa Sanpaolo SpA (Banks)	11,675,226
19,709	Luxottica Group SpA (Consumer Durables & Apparel)	1,229,557

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Italy – (continued)
47,567	Maire Tecnimont SpA (Capital Goods)	$241,760
66,399	Mediobanca Banca di Credito Finanziario SpA (Banks)	804,591
187,488	Moncler SpA (Consumer Durables & Apparel)	8,450,442
69,076	Recordati SpA (Pharmaceuticals, Biotechnology & Life Sciences)	2,463,985
16,339	Reply SpA (Software & Services)	1,032,650
417,504	Saras SpA (Energy)	996,408

		59,287,492

Japan – 23.5%
78,000	Adastria Co. Ltd. (Retailing)	1,353,161
10,000	AEON Financial Service Co. Ltd. (Diversified Financials)	234,241
111,700	Aisin Seiki Co. Ltd. (Automobiles & Components)	6,051,339
286,600	Ajinomoto Co., Inc. (Food, Beverage & Tobacco)	5,251,226
39,800	Aoyama Trading Co. Ltd. (Retailing)	1,532,866
138,400	Aozora Bank Ltd. (Banks)	5,583,280
230,800	Asahi Glass Co. Ltd. (Capital Goods)	9,578,477
151,700	Asahi Group Holdings Ltd. (Food, Beverage & Tobacco)	7,673,858
79,200	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	1,158,398
48,000	Bandai Namco Holdings, Inc. (Consumer Durables & Apparel)	1,624,262
47,100	Benesse Holdings, Inc. (Consumer Services)	1,715,535
156,000	Chiba Bank Ltd. (The) (Banks)	1,258,674
96,000	Citizen Watch Co. Ltd. (Technology Hardware & Equipment)	715,278
89,100	Concordia Financial Group Ltd. (Banks)	518,004
101,400	Daiwa House Industry Co. Ltd. (Real Estate)	3,707,312
30,600	Dip Corp. (Software & Services)	741,965
469,300	DMG Mori Co. Ltd. (Capital Goods)	8,768,701
16,700	Don Quijote Holdings Co. Ltd. (Retailing)	899,081
49,500	Ebara Corp. (Capital Goods)	1,890,677
18,600	Eisai Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,247,484
16,500	Electric Power Development Co. Ltd. (Utilities)	448,726
8,000	Fancl Corp. (Household & Personal Products)	313,941
58,600	Fuji Corp. (Capital Goods)	1,051,716
35,300	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	1,419,628

Common Stocks – (continued)
Japan – (continued)
2,400,000	Fujitsu Ltd. (Software & Services)	14,549,890
1,696,000	Fukuoka Financial Group, Inc. (Banks)	9,080,577
161,700	Gree, Inc. (Software & Services)	893,444
61,300	Gunma Bank Ltd. (The) (Banks)	357,758
23,300	Haseko Corp. (Consumer Durables & Apparel)	366,500
9,400	Hitachi Capital Corp. (Diversified Financials)	251,182
174,300	Hitachi Construction Machinery Co. Ltd. (Capital Goods)	6,334,314
523,000	Hitachi Ltd. (Technology Hardware & Equipment)	3,817,146
24,200	Horiba Ltd. (Technology Hardware & Equipment)	1,758,181
279,200	Hoya Corp. (Health Care Equipment & Services)	14,916,218
57,200	Ichiyoshi Securities Co. Ltd. (Diversified Financials)	699,975
327,500	Idemitsu Kosan Co. Ltd. (Energy)	12,794,088
31,900	IwaiCosmo Holdings, Inc. (Diversified Financials)	442,906
26,800	Jafco Co. Ltd. (Diversified Financials)	1,175,396
39,000	Japan Aviation Electronics Industry Ltd. (Technology Hardware & Equipment)	664,318
232,500	Japan Exchange Group, Inc. (Diversified Financials)	4,305,687
238,600	JFE Holdings, Inc. (Materials)	4,896,631
385,200	JTEKT Corp. (Capital Goods)	6,232,590
246,900	Kansai Electric Power Co., Inc. (The) (Utilities)	3,454,568
230,400	Kao Corp. (Household & Personal Products)	16,562,544
33,700	Kato Works Co. Ltd. (Capital Goods)	788,989
52,700	KDDI Corp. (Telecommunication Services)	1,414,658
20,200	Kewpie Corp. (Food, Beverage & Tobacco)	470,690
482,000	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	13,529,264
231,500	KLab, Inc. (Software & Services)(a)	3,935,444
36,400	Kobayashi Pharmaceutical Co. Ltd. (Household & Personal Products)	3,071,429
189,900	Konami Holdings Corp. (Software & Services)	9,325,830
12,700	Kose Corp. (Household & Personal Products)	2,346,918
8,500	Kurita Water Industries Ltd. (Capital Goods)	275,262
21,200	KYB Corp. (Automobiles & Components)	1,021,345
81,700	Kyowa Hakko Kirin Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,767,819

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
51,400	Kyushu Railway Co. (Transportation)	$1,644,955
128,000	Link And Motivation, Inc. (Commercial & Professional Services)(a)	1,297,625
54,000	Makino Milling Machine Co. Ltd. (Capital Goods)	509,617
20,400	Mandom Corp. (Household & Personal Products)	735,425
42,000	Marusan Securities Co. Ltd. (Diversified Financials)	399,921
32,700	Megmilk Snow Brand Co. Ltd. (Food, Beverage & Tobacco)	984,447
7,400	MEIJI Holdings Co. Ltd. (Food, Beverage & Tobacco)	593,483
7,000	Meitec Corp. (Commercial & Professional Services)	383,827
6,500	Milbon Co. Ltd. (Household & Personal Products)	282,404
26,700	Miraca Holdings, Inc. (Health Care Equipment & Services)	1,039,429
36,400	Mitsubishi Corp. (Capital Goods)	1,003,750
205,800	Mitsubishi Materials Corp. (Materials)	6,263,980
14,800	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	281,101
3,811,900	Mitsubishi UFJ Financial Group, Inc. (Banks)	25,544,851
56,700	Mitsui & Co. Ltd. (Capital Goods)	1,021,914
6,564,900	Mizuho Financial Group, Inc. (Banks)	11,877,459
8,000	Morinaga Milk Industry Co. Ltd. (Food, Beverage & Tobacco)	351,382
15,200	Nagase & Co. Ltd. (Capital Goods)	259,573
20,400	NGK Insulators Ltd. (Capital Goods)	374,217
202,200	Nihon M&A Center, Inc. (Commercial & Professional Services)	5,901,533
18,600	Nippon Carbon Co. Ltd. (Capital Goods)	845,082
148,200	Nippon Electric Glass Co. Ltd. (Technology Hardware & Equipment)	4,270,835
18,800	Nippon Kayaku Co. Ltd. (Materials)	235,240
388,400	Nippon Light Metal Holdings Co. Ltd. (Materials)	1,038,202
98,800	Nippon Paper Industries Co. Ltd. (Materials)	1,892,237
24,800	Nippon Shokubai Co. Ltd. (Materials)	1,685,162
19,600	Nisshin Steel Co. Ltd. (Materials)	259,377
9,800	Noevir Holdings Co. Ltd. (Household & Personal Products)	704,736
176,600	NOK Corp. (Automobiles & Components)	3,611,705

Common Stocks – (continued)
Japan – (continued)
543,900	NTN Corp. (Capital Goods)	2,392,325
8,400	Obic Co. Ltd. (Software & Services)	703,595
63,000	OKUMA Corp. (Capital Goods)	3,598,607
12,100	Open House Co. Ltd. (Real Estate)	673,627
940,700	ORIX Corp. (Diversified Financials)	16,498,796
66,000	Osaka Gas Co. Ltd. (Utilities)	1,421,242
108,000	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	5,646,530
285,600	Persol Holdings Co. Ltd. (Commercial & Professional Services)	6,788,762
14,400	Pola Orbis Holdings, Inc. (Household & Personal Products)	628,266
45,800	Pressance Corp. (Consumer Durables & Apparel)	699,750
1,505,900	Rakuten, Inc. (Retailing)	10,701,795
146,800	Recruit Holdings Co. Ltd. (Commercial & Professional Services)	3,384,762
61,800	Relo Group, Inc. (Real Estate)	1,388,334
2,609,200	Resona Holdings, Inc. (Banks)	14,825,690
11,100	Ryohin Keikaku Co. Ltd. (Retailing)	3,796,906
174,300	SAMTY Co. Ltd. (Real Estate)	3,221,228
69,900	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,173,923
102,500	Sega Sammy Holdings, Inc. (Consumer Durables & Apparel)	1,683,737
23,100	Seiko Holdings Corp. (Consumer Durables & Apparel)	601,399
122,100	Seino Holdings Co. Ltd. (Transportation)	2,287,026
400,000	Seven & i Holdings Co. Ltd. (Food & Staples Retailing)	17,624,327
190,300	Shikoku Electric Power Co., Inc. (Utilities)	2,426,348
297,800	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	15,304,447
241,100	Shiseido Co. Ltd. (Household & Personal Products)	15,642,819
13,300	Showa Denko KK (Materials)	442,501
235,400	Sodick Co. Ltd. (Capital Goods)	2,897,281
59,100	SoftBank Group Corp. (Telecommunication Services)	4,515,755
35,700	Sony Financial Holdings, Inc. (Insurance)	651,306
105,200	Square Enix Holdings Co. Ltd. (Software & Services)	4,360,305
7,900	St Marc Holdings Co. Ltd. (Consumer Services)	223,674
19,400	Sugi Holdings Co. Ltd. (Food & Staples Retailing)	1,129,450
276,200	Sumitomo Dainippon Pharma Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	5,023,199

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
257,300	Sumitomo Heavy Industries Ltd. (Capital Goods)	$9,831,509
519,500	Sumitomo Mitsui Financial Group, Inc. (Banks)	21,651,859
113,100	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	4,796,240
97,700	Suruga Bank Ltd. (Banks)	1,323,488
12,000	Systena Corp. (Software & Services)	455,229
41,800	Taiyo Yuden Co. Ltd. (Technology Hardware & Equipment)	741,301
166,700	Takara Holdings, Inc. (Food, Beverage & Tobacco)	2,010,926
21,500	TIS, Inc. (Software & Services)	852,889
432,600	Tokyo Gas Co. Ltd. (Utilities)	11,608,963
198,900	Tosoh Corp. (Materials)	3,518,210
62,800	Toyota Motor Corp. (Automobiles & Components)	4,117,947
6,000	Trend Micro, Inc. (Software & Services)	358,733
9,400	Tsumura & Co. (Pharmaceuticals, Biotechnology & Life Sciences)	340,978
12,500	Ube Industries Ltd. (Materials)	380,802
133,000	Uniden Holdings Corp. (Technology Hardware & Equipment)	331,591
16,700	Unizo Holdings Co. Ltd. (Real Estate)	397,657
53,200	Will Group, Inc. (Commercial & Professional Services)	645,661
372,200	Yamaha Motor Co. Ltd. (Automobiles & Components)	11,900,887
27,400	Zenkoku Hosho Co. Ltd. (Diversified Financials)	1,130,730

		510,286,172

Luxembourg – 0.2%
8,743	Eurofins Scientific SE (Pharmaceuticals, Biotechnology & Life Sciences)	4,715,951

Netherlands – 6.3%
94,805	ASML Holding NV (Semiconductors & Semiconductor Equipment)	18,049,337
18,934	Euronext NV (Diversified Financials)(b)	1,357,269
16,023	Heineken NV (Food, Beverage & Tobacco)	1,686,828
485,452	ING Groep NV (Banks)	8,180,120
157,188	Koninklijke DSM NV (Materials)	16,245,821
111,726	Koninklijke Philips NV (Health Care Equipment & Services)	4,728,940
275,696	NN Group NV (Insurance)	13,212,660
49,009	NXP Semiconductors NV (Semiconductors & Semiconductor Equipment)*	5,141,044
208,660	Randstad NV (Commercial & Professional Services)	13,430,058

Common Stocks – (continued)
Netherlands – (continued)
768,344	Royal Dutch Shell plc Class A (Energy)	26,887,250
656,524	Royal Dutch Shell plc Class B (Energy)	23,437,160
86,381	Wolters Kluwer NV (Commercial & Professional Services)	4,674,059

		137,030,546

New Zealand – 0.3%
723,528	a2 Milk Co. Ltd. (Food, Beverage & Tobacco)*	6,148,965
38,758	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Services)	346,638

		6,495,603

Norway – 1.9%
227,714	Aker BP ASA (Energy)	7,468,920
482,858	DNB ASA (Banks)	9,030,097
236,031	DNO ASA (Energy)*	437,079
30,854	Kongsberg Gruppen ASA (Capital Goods)*	755,360
187,639	Marine Harvest ASA (Food, Beverage & Tobacco)	4,084,502
183,295	Orkla ASA (Food, Beverage & Tobacco)	1,696,430
35,380	Salmar ASA (Food, Beverage & Tobacco)	1,648,756
718,953	Telenor ASA (Telecommunication Services)	15,913,235

		41,034,379

Portugal – 0.4%
495,344	Galp Energia SGPS SA (Energy)	9,507,164

Singapore – 2.3%
3,429,000	Genting Singapore plc (Consumer Services)	3,004,202
779,800	Keppel Corp. Ltd. (Capital Goods)	4,782,640
2,379,500	Oversea-Chinese Banking Corp. Ltd. (Banks)	24,576,878
865,500	Singapore Airlines Ltd. (Transportation)	7,061,933
248,600	Singapore Exchange Ltd. (Diversified Financials)	1,441,637
236,200	United Overseas Bank Ltd. (Banks)	5,348,567
173,900	Venture Corp. Ltd. (Technology Hardware & Equipment)	2,719,981

		48,935,838

South Africa – 0.6%
498,649	Mondi plc (Materials)	13,880,936

Spain – 4.3%
158,209	ACS Actividades de Construccion y Servicios SA (Capital Goods)	6,667,683
34,720	Aena SME SA (Transportation)(b)	7,156,787

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Spain – (continued)
215,531	Amadeus IT Group SA (Software & Services)	$15,725,105
1,067,603	Banco Bilbao Vizcaya Argentaria SA (Banks)	8,639,106
2,618,829	Banco Santander SA (Banks)(a)	16,920,060
2,367,720	CaixaBank SA (Banks)	11,513,923
98,001	Enagas SA (Energy)	2,848,496
72,619	Ence Energia y Celulosa SA (Materials)	560,250
351,427	Grifols SA (Pharmaceuticals, Biotechnology & Life Sciences)	9,853,227
62,612	Industria de Diseno Textil SA (Retailing)	1,940,859
24,692	Melia Hotels International SA (Consumer Services)	367,129
128,879	Merlin Properties Socimi SA (REIT)	1,988,580
463,423	Repsol SA (Energy)	8,843,417

		93,024,622

Sweden – 2.5%
119,957	Atlas Copco AB Class B (Capital Goods)	4,251,696
13,135	Axfood AB (Food & Staples Retailing)	244,028
42,145	Biotage AB (Pharmaceuticals, Biotechnology & Life Sciences)	430,990
251,554	Boliden AB (Materials)(a)	8,716,253
304,307	Electrolux ABSeries B (Consumer Durables & Apparel)	8,008,350
299,369	Elekta AB Class B (Health Care Equipment & Services)	3,394,195
72,602	Holmen AB Class B (Materials)	1,790,164
43,097	NCC AB Class B (Capital Goods)	793,841
34,806	Nobina AB (Transportation)(b)	228,417
1,249,955	SSAB AB Class B (Materials)	5,655,134
126,278	Svenska Cellulosa AB SCA Class B (Household & Personal Products)	1,398,487
162,722	Swedbank AB Class A (Banks)	3,534,855
14,721	Swedish Orphan Biovitrum AB (Pharmaceuticals, Biotechnology & Life Sciences)*	316,237
262,603	Tele2 AB Class B (Telecommunication Services)	3,403,838
714,800	Volvo AB Class B (Capital Goods)	12,113,271

		54,279,756

Switzerland – 7.0%
135,100	Adecco Group AG (Registered) (Commercial & Professional Services)	8,947,024
4,140	Bachem Holding AG (Registered) Class B (Pharmaceuticals, Biotechnology & Life Sciences)	532,226
173,794	Cie Financiere Richemont SA (Registered) (Consumer Durables & Apparel)	16,520,639
4,587	Georg Fischer AG (Registered) (Capital Goods)	5,701,903
2,750,796	Glencore plc (Materials)*	13,250,578

Common Stocks – (continued)
Switzerland – (continued)
26,698	Logitech International SA (Registered) (Technology Hardware & Equipment)	986,309
54,473	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	13,309,496
175,174	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	13,483,899
199,273	OC Oerlikon Corp. AG (Registered) (Capital Goods)*	3,217,112
7,973	Partners Group Holding AG (Diversified Financials)	5,815,272
84,181	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	18,703,963
54,168	Sonova Holding AG (Registered) (Health Care Equipment & Services)	8,926,548
561,470	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	12,256,619
27,216	Swatch Group AG (The) (Consumer Durables & Apparel)	13,068,512
1,225	Tecan Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	269,348
48,813	Temenos Group AG (Registered) (Software & Services)*	6,142,041
36,089	Zurich Insurance Group AG (Insurance)*	11,528,109

		152,659,598

United Kingdom – 11.4%
614,245	3i Group plc (Diversified Financials)	7,928,776
63,452	Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)	1,063,740
103,482	AstraZeneca plc ADR (Pharmaceuticals, Biotechnology & Life Sciences)	3,676,715
183,370	Barratt Developments plc (Consumer Durables & Apparel)	1,406,093
102,269	Bellway plc (Consumer Durables & Apparel)	4,660,027
635,648	boohoo.com plc (Retailing)*	1,602,302
39,933	Bovis Homes Group plc (Consumer Durables & Apparel)	679,443
708,493	BP plc ADR (Energy)(d)	31,591,703
162,508	Burberry Group plc (Consumer Durables & Apparel)	4,081,030
24,907	Clinigen Group plc (Pharmaceuticals, Biotechnology & Life Sciences)	300,171
373,995	Compass Group plc (Consumer Services)	8,023,234
36	CYBG plc CDI (Banks)	149
6,873	Derwent London plc (REIT)	301,447
484,829	Diageo plc (Food, Beverage & Tobacco)	17,296,125

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
1,759,181	Direct Line Insurance Group plc (Insurance)	$9,039,178
45,254	DS Smith plc (Materials)	324,178
22,751	Experian plc (Commercial & Professional Services)	521,275
408,631	Fiat Chrysler Automobiles NV (Automobiles & Components)*	9,079,286
176,351	Genel Energy plc (Energy)*	514,699
96,798	Halma plc (Technology Hardware & Equipment)	1,624,175
921,560	HSBC Holdings plc (Banks)	9,175,036
2,263,248	International Consolidated Airlines Group SA (Transportation)	19,547,617
77,732	Intertek Group plc (Commercial & Professional Services)	5,226,957
2,850,710	Legal & General Group plc (Insurance)	10,558,293
1,597,952	Lloyds Banking Group plc (Banks)	1,417,299
407,990	Man Group plc (Diversified Financials)	1,013,305
67,384	National Grid plc (Utilities)	779,630
83,249	Next plc (Retailing)	6,013,598
77,710	Pearson plc (Media)	890,917
229,407	Persimmon plc (Consumer Durables & Apparel)	8,569,599
145,113	Prudential plc (Insurance)	3,731,444
464,889	RELX NV (Commercial & Professional Services)	9,891,511
170,608	Rio Tinto Ltd. (Materials)	10,153,594
292,007	Rio Tinto plc ADR (Materials)	16,045,785
63,309	RPC Group plc (Materials)	686,958
36,470	Smith & Nephew plc (Health Care Equipment & Services)	698,439
108,080	Smiths Group plc (Capital Goods)	2,368,170
155,229	SSP Group plc (Consumer Services)	1,389,077
155,379	Tate & Lyle plc (Food, Beverage & Tobacco)	1,227,152
397,692	Taylor Wimpey plc (Consumer Durables & Apparel)	1,047,337
169,535	Unilever plc ADR (Household & Personal Products)	9,488,874
832,417	Vodafone Group plc ADR (Telecommunication Services)(d)	24,481,384

		248,115,722

United States – 0.7%
178,128	Carnival plc ADR (Consumer Services)(a)(d)	11,515,975
401,700	Samsonite International SA (Consumer Durables & Apparel)	1,811,946
80,426	Sims Metal Management Ltd. (Materials)	972,005

		14,299,926

TOTAL COMMON STOCKS
(Cost $1,977,044,697)		$2,101,590,450

Shares	Distribution Rate	Value
Investment Company(e) – 1.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
22,919,669	1.623%	$22,919,669
(Cost $22,919,669)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,999,964,366)		$2,124,510,119

Securities Lending Reinvestment Vehicle(e) – 2.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
63,201,545	1.623%	$63,201,545
(Cost $63,201,545)

TOTAL INVESTMENTS – 100.6%
(Cost $2,063,165,911)		$2,187,711,664

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.6)%		(12,419,111)

NET ASSETS – 100.0%		$2,175,292,553

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $24,979,968, which represents approximately 1.1% of net assets as of April 30, 2018. The liquidity determination is unaudited.
(c)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(d)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(e)	Represents an Affiliated Issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
EURO STOXX 50 Index	460	06/15/2018	$19,297,931	$1,212,234
FTSE 100 Index	89	06/15/2018	9,140,462	663,231
Hang Seng Index	5	05/30/2018	976,760	8,171
MSCI Singapore Index	19	05/30/2018	589,415	11,054
SPI 200 Index	31	06/21/2018	3,480,915	149,306
TOPIX Index	51	06/07/2018	8,301,729	426,356
TOTAL FUTURES CONTRACTS				$2,470,352

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – 95.9%
Australia – 7.2%
319,397	ALS Ltd. (Commercial & Professional Services)	$1,863,990
989,615	Altium Ltd. (Software & Services)	15,028,618
980,528	Ansell Ltd. (Health Care Equipment & Services)	19,157,517
1,911,401	Australian Pharmaceutical Industries Ltd. (Health Care Equipment & Services)	1,940,932
12,654,260	Beach Energy Ltd. (Energy)	14,924,459
637,300	carsales.com Ltd. (Software & Services)	6,840,370
480,899	Charter Hall Group (REIT)	2,128,362
3,185,435	CSR Ltd. (Materials)	13,440,587
174,669	Estia Health Ltd. (Health Care Equipment & Services)	465,506
22,926	IDP Education Ltd. (Consumer Services)	132,556
2,497,527	Iluka Resources Ltd. (Materials)	21,925,472
95,370	Inghams Group Ltd. (Food, Beverage & Tobacco)(a)	269,090
4,475,717	Investa Office Fund (REIT)	14,742,753
149,876	IOOF Holdings Ltd. (Diversified Financials)	1,006,525
309,401	JB Hi-Fi Ltd. (Retailing)	5,965,118
437,231	McMillan Shakespeare Ltd. (Commercial & Professional Services)	5,524,634
7,493,555	Metcash Ltd. (Food & Staples Retailing)	20,225,931
604,742	Mineral Resources Ltd. (Materials)	8,098,072
2,858,789	Nine Entertainment Co. Holdings Ltd. (Media)	5,062,433
873,965	OZ Minerals Ltd. (Materials)	6,031,208
2,635,667	Primary Health Care Ltd. (Health Care Equipment & Services)	7,514,108
853,624	Regis Resources Ltd. (Materials)	3,012,309
2,880,111	Sandfire Resources NL (Materials)	17,045,542
174,145	Saracen Mineral Holdings Ltd. (Materials)*	244,800
1,425,414	Sigma Healthcare Ltd. (Health Care Equipment & Services)	828,274
1,091,780	SmartGroup Corp. Ltd. (Commercial & Professional Services)	8,894,932
74,254	St Barbara Ltd. (Materials)	236,891
4,048,091	Star Entertainment Group Ltd. (The) (Consumer Services)	16,019,432
84,663	Virtus Health Ltd. (Health Care Equipment & Services)	359,068
6,966,233	Whitehaven Coal Ltd. (Energy)	24,021,382

		242,950,871

Austria – 0.3%
37,937	FACC AG (Capital Goods)*	931,185
34,245	Oesterreichische Post AG (Transportation)	1,644,565
137,410	S IMMO AG (Real Estate)	2,721,356

Common Stocks – (continued)
Austria – (continued)
408,904	UNIQA Insurance Group AG (Insurance)	$4,896,373

		10,193,479

Belgium – 1.3%
31,590	Barco NV (Technology Hardware & Equipment)	4,080,825
77,172	Bekaert SA (Materials)	3,241,582
172,023	bpost SA (Transportation)	3,774,545
41,328	Cie d’Entreprises CFE (Capital Goods)	5,210,363
121,921	D’ieteren SA/NV (Retailing)	5,191,393
35,271	Gimv NV (Diversified Financials)	2,113,443
142,933	KBC Ancora (Diversified Financials)	8,634,333
105,590	Melexis NV (Semiconductors & Semiconductor Equipment)	10,047,815
4,675	Tessenderlo Group SA (Materials)*	195,991
11,789	Warehouses De Pauw CVA (REIT)	1,450,019

		43,940,309

China – 0.0%
1,549,000	CITIC Telecom International Holdings Ltd. (Telecommunication Services)	456,260
492,000	Goodbaby International Holdings Ltd. (Consumer Durables & Apparel)	312,288

		768,548

Denmark – 3.0%
32,136	Alm Brand A/S (Insurance)*	339,624
12,613	Dfds A/S (Transportation)	785,272
999,125	GN Store Nord A/S (Health Care Equipment & Services)	35,103,240
490,718	Jyske Bank A/S (Registered) (Banks)	29,384,007
30,637	Per Aarsleff Holding A/S (Capital Goods)	1,149,564
174,199	Royal Unibrew A/S (Food, Beverage & Tobacco)	11,533,740
280,596	Spar Nord Bank A/S (Banks)	3,204,628
566,337	Sydbank A/S (Banks)	20,936,458

		102,436,533

Faroe Islands – 0.5%
277,283	Bakkafrost P/F (Food, Beverage & Tobacco)	15,909,726

Finland – 1.6%
294,382	Amer Sports OYJ (Consumer Durables & Apparel)*	9,004,913
255,837	Cramo OYJ (Capital Goods)	6,005,968
723,818	Finnair OYJ (Transportation)	9,866,130
857,349	Metsa Board OYJ (Materials)	9,606,013
528,110	Ramirent OYJ (Capital Goods)	4,590,321
20,177	Tieto OYJ (Software & Services)	722,728

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Finland – (continued)
825,688	Valmet OYJ (Capital Goods)	$15,651,876

		55,447,949

France – 1.5%
74,145	Alten SA (Software & Services)	7,364,699
178,364	Beneteau SA (Consumer Durables & Apparel)	4,030,345
139,498	IPSOS (Media)	5,310,831
61,399	Kaufman & Broad SA (Consumer Durables & Apparel)	3,234,619
167,171	Metropole Television SA (Media)	4,115,890
252,476	Neopost SA (Technology Hardware & Equipment)	6,812,631
271,228	Nexity SA (Real Estate)	16,959,959
9,215	Rubis SCA (Utilities)	716,985
11,664	Sopra Steria Group (Software & Services)	2,489,772
1,598	Trigano SA (Consumer Durables & Apparel)	301,137

		51,336,868

Germany – 8.0%
20,736	Amadeus Fire AG (Commercial & Professional Services)	2,272,514
356,794	Aurubis AG (Materials)	31,884,668
143,260	CANCOM SE (Software & Services)	16,790,206
113,735	CTS Eventim AG & Co. KGaA (Media)	5,318,964
45,097	Deutsche Beteiligungs AG (Diversified Financials)	2,003,331
1,024,678	Deutsche Pfandbriefbank AG (Banks)(b)	16,575,386
1,265,898	Deutz AG (Capital Goods)	12,229,931
81,527	DIC Asset AG (Real Estate)	1,003,084
69,240	Draegerwerk AG & Co. KGaA (Preference) (Health Care Equipment & Services)(c)	5,094,020
362,213	Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)	29,464,290
32,141	Isra Vision AG (Technology Hardware & Equipment)	7,077,797
329,813	Jenoptik AG (Technology Hardware & Equipment)	11,965,086
558,034	Kloeckner & Co. SE (Capital Goods)	6,801,977
245,297	Leoni AG (Automobiles & Components)	15,362,298
54,831	MorphoSys AG (Pharmaceuticals, Biotechnology & Life Sciences)*	5,663,108
102,139	Nemetschek SE (Software & Services)	12,240,026
23,432	Pfeiffer Vacuum Technology AG (Capital Goods)	3,466,744
270,124	Rheinmetall AG (Capital Goods)	35,300,173

Common Stocks – (continued)
Germany – (continued)
41,898	Siltronic AG (Semiconductors & Semiconductor Equipment)	6,708,993
336,112	Software AG (Software & Services)	16,522,756
773,972	TAG Immobilien AG (Real Estate)	16,355,540
129,644	Takkt AG (Retailing)	2,677,950
146,366	Wacker Neuson SE (Capital Goods)	4,708,703
15,660	XING SE (Software & Services)	4,854,129

		272,341,674

Hong Kong – 1.6%
2,041,000	Champion REIT (REIT)	1,441,900
2,838,000	Giordano International Ltd. (Retailing)	1,734,230
162,000	Great Eagle Holdings Ltd. (Real Estate)	818,310
21,002,000	Haitong International Securities Group Ltd. (Diversified Financials)	12,242,863
341,500	Johnson Electric Holdings Ltd. (Capital Goods)	1,188,943
967,000	Luk Fook Holdings International Ltd. (Retailing)	4,041,807
7,684,000	Melco International Development Ltd. (Consumer Services)	28,448,777
4,304,000	Shun Tak Holdings Ltd. (Capital Goods)	1,771,391
387,000	Sun Hung Kai & Co. Ltd. (Diversified Financials)	238,755
607,000	Sunlight REIT (REIT)	410,780
384,000	United Laboratories International Holdings Ltd. (The) (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	416,584
378,000	Xinyi Glass Holdings Ltd. (Automobiles & Components)*	543,413

		53,297,753

Israel – 0.5%
101,233	Alony Hetz Properties & Investments Ltd. (Real Estate)	897,996
4,246,235	El Al Israel Airlines (Transportation)(a)	1,218,235
166,016	First International Bank of Israel Ltd. (Banks)	3,422,326
36,388	Harel Insurance Investments & Financial Services Ltd. (Insurance)	264,138
2,548,970	Israel Discount Bank Ltd. Class A (Banks)*	7,057,877
2,895,524	Oil Refineries Ltd. (Energy)	1,252,906
5,514	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd. (Food & Staples Retailing)	251,647
554,388	Shufersal Ltd. (Food & Staples Retailing)	3,173,650

		17,538,775

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Italy – 4.6%
174,100	ASTM SpA (Transportation)	$4,787,340
450,254	Banca Popolare di Sondrio SCPA (Banks)	2,127,209
1,384,074	Beni Stabili SpA SIIQ (REIT)	1,310,653
139,329	Biesse SpA (Capital Goods)	7,338,850
315,374	DiaSorin SpA (Health Care Equipment & Services)	29,716,354
2,460,925	Enav SpA (Transportation)(b)	13,413,950
35,044	ERG SpA (Utilities)	839,584
158,725	Geox SpA (Consumer Durables & Apparel)	533,866
23,195	Interpump Group SpA (Capital Goods)	736,833
45,555	Italgas SpA (Utilities)	294,792
24,403	Italmobiliare SpA (Capital Goods)	661,580
1,029,241	Maire Tecnimont SpA (Capital Goods)(a)	5,231,126
983,511	Moncler SpA (Consumer Durables & Apparel)	44,328,714
1,461,154	OVS SpA (Consumer Durables & Apparel)(b)	6,206,043
64,550	Reply SpA (Software & Services)	4,079,661
8,441,087	Saras SpA (Energy)	20,145,359
1,095,593	Societa Cattolica di Assicurazioni SC (Insurance)	11,664,678
58,155	Technogym SpA (Consumer Durables & Apparel)(b)	705,494
3,846	Tod’s SpA (Consumer Durables & Apparel)(a)	296,972

		154,419,058

Japan – 29.8%
206,700	Adastria Co. Ltd. (Retailing)	3,585,877
496,300	ADEKA Corp. (Materials)	8,813,046
5,300	Aeon Fantasy Co. Ltd. (Consumer Services)	278,720
98,900	Alpen Co. Ltd. (Retailing)	2,171,282
276,200	AOKI Holdings, Inc. (Retailing)	4,237,759
397,000	Aoyama Trading Co. Ltd. (Retailing)	15,290,144
185,300	Arcland Sakamoto Co. Ltd. (Retailing)	2,923,522
47,700	Arcs Co. Ltd. (Food & Staples Retailing)	1,306,686
383,400	Asahi Diamond Industrial Co. Ltd. (Capital Goods)	3,672,524
203,900	ASKA Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,105,577
183,800	Ateam, Inc. (Software & Services)	3,820,526
188,400	Autobacs Seven Co. Ltd. (Retailing)	3,556,489
46,000	Canon Electronics, Inc. (Technology Hardware & Equipment)	1,069,954
102,000	Cawachi Ltd. (Food & Staples Retailing)	2,371,580

Common Stocks – (continued)
Japan – (continued)
41,500	Chiyoda Integre Co. Ltd. (Capital Goods)	953,218
313,900	Citizen Watch Co. Ltd. (Technology Hardware & Equipment)	2,338,811
113,800	cocokara fine, Inc. (Food & Staples Retailing)	8,230,604
112,200	COOKPAD, Inc. (Software & Services)	652,470
87,000	Daiho Corp. (Capital Goods)	529,367
34,200	Daiichi Jitsugyo Co. Ltd. (Capital Goods)	1,045,169
240,000	Daiichikosho Co. Ltd. (Media)	12,592,078
32,600	Dainichiseika Color & Chemicals Manufacturing Co. Ltd. (Materials)	1,335,217
47,400	Daishi Bank Ltd. (The) (Banks)	2,125,491
115,600	DCM Holdings Co. Ltd. (Retailing)	1,150,240
368,500	Doutor Nichires Holdings Co. Ltd. (Consumer Services)	7,704,242
22,700	DTS Corp. (Software & Services)	822,695
44,700	Duskin Co. Ltd. (Commercial & Professional Services)	1,126,882
680,700	Ebara Corp. (Capital Goods)	25,999,676
904,200	EDION Corp. (Retailing)	10,598,503
109,200	Eiken Chemical Co. Ltd. (Health Care Equipment & Services)	2,577,511
143,100	en-japan, Inc. (Commercial & Professional Services)	6,689,649
253,200	EPS Holdings, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	5,158,568
422,100	Fancl Corp. (Household & Personal Products)	16,564,332
192,200	Fields Corp. (Consumer Durables & Apparel)(a)	2,091,195
1,298,400	Financial Products Group Co. Ltd. (Diversified Financials)	16,532,166
260,300	Foster Electric Co. Ltd. (Consumer Durables & Apparel)	6,097,874
442,200	Fuji Corp. (Capital Goods)	7,936,327
331,300	Fuji Oil Holdings, Inc. (Food, Beverage & Tobacco)	10,620,447
174,100	Fuji Soft, Inc. (Software & Services)	6,743,139
119,400	Fujibo Holdings, Inc. (Consumer Durables & Apparel)	4,608,848
45,100	Geo Holdings Corp. (Retailing)	736,994
317	GLP J-Reit (REIT)	340,764
224,800	Goldcrest Co. Ltd. (Real Estate)	4,775,070
2,557,800	Gree, Inc. (Software & Services)	14,132,653
229,400	Gunma Bank Ltd. (The) (Banks)	1,338,820
69,100	H2O Retailing Corp. (Retailing)	1,300,305
4,041	Heiwa Real Estate REIT, Inc. (REIT)	3,866,334
55,200	Hitachi Capital Corp. (Diversified Financials)	1,475,028

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
125,000	Hogy Medical Co. Ltd. (Health Care Equipment & Services)	$5,212,042
1,612,000	Hokuetsu Kishu Paper Co. Ltd. (Materials)	10,043,588
30,000	Hokuhoku Financial Group, Inc. (Banks)	443,806
85,900	Horiba Ltd. (Technology Hardware & Equipment)	6,240,817
762	Ichigo Office REIT Investment (REIT)	565,248
462,200	Ichiyoshi Securities Co. Ltd. (Diversified Financials)	5,656,092
220,100	Ines Corp. (Software & Services)	2,361,510
25,991	Invesco Office J-Reit, Inc. (REIT)(a)	3,284,188
59,100	Itochu Enex Co. Ltd. (Energy)	579,671
355,800	Jafco Co. Ltd. (Diversified Financials)	15,604,695
847,000	Japan Aviation Electronics Industry Ltd. (Technology Hardware & Equipment)	14,427,616
7,715	Japan Rental Housing Investments, Inc. (REIT)	6,001,073
2,575,200	JVC Kenwood Corp. (Consumer Durables & Apparel)	8,971,392
242,700	kabu.com Securities Co. Ltd. (Diversified Financials)	881,824
12,500	Kaken Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	739,193
25,200	Kanematsu Electronics Ltd. (Software & Services)	798,987
88,300	Kato Works Co. Ltd. (Capital Goods)	2,067,290
222,100	Keihin Corp. (Automobiles & Components)	4,387,378
2,987	Kenedix Office Investment Corp. (REIT)	18,323,265
175,000	Kewpie Corp. (Food, Beverage & Tobacco)	4,077,760
1,005,600	Kitz Corp. (Capital Goods)	8,407,423
329,300	KLab, Inc. (Software & Services)(a)	5,598,020
140,300	Kobayashi Pharmaceutical Co. Ltd. (Household & Personal Products)	11,838,501
300,300	Kohnan Shoji Co. Ltd. (Retailing)	7,842,386
245,200	Kokuyo Co. Ltd. (Commercial & Professional Services)	4,428,646
1,697,000	K’s Holdings Corp. (Retailing)	24,475,943
213,300	KYB Corp. (Automobiles & Components)	10,276,075
132,600	Kyokuto Kaihatsu Kogyo Co. Ltd. (Capital Goods)	2,096,665
46,300	Kyokuto Securities Co. Ltd. (Diversified Financials)	663,930
4,685	LaSalle Logiport REIT (REIT)	4,810,723
48,900	Leopalace21 Corp. (Real Estate)	424,106

Common Stocks – (continued)
Japan – (continued)
60,600	Link And Motivation, Inc. (Commercial & Professional Services)(a)	614,344
1,902,000	Makino Milling Machine Co. Ltd. (Capital Goods)	17,949,827
303,500	Mandom Corp. (Household & Personal Products)	10,941,254
596,900	Marusan Securities Co. Ltd. (Diversified Financials)	5,683,644
17,400	Maruwa Co. Ltd. (Technology Hardware & Equipment)	1,434,123
115,300	Marvelous, Inc. (Software & Services)(a)	986,385
709,600	Maxell Holdings Ltd. (Technology Hardware & Equipment)	13,992,676
1,487	MCUBS MidCity Investment Corp. (REIT)	1,121,886
209,800	Megmilk Snow Brand Co. Ltd. (Food, Beverage & Tobacco)	6,316,114
227,100	Meiko Network Japan Co. Ltd. (Consumer Services)	2,574,329
133,100	Meitec Corp. (Commercial & Professional Services)	7,298,205
137,800	Milbon Co. Ltd. (Household & Personal Products)	5,986,971
13,800	Ministop Co. Ltd. (Food & Staples Retailing)	286,307
65,000	Miraca Holdings, Inc. (Health Care Equipment & Services)	2,530,445
187,900	Mitsui Sugar Co. Ltd. (Food, Beverage & Tobacco)	7,506,018
52,100	Mizuno Corp. (Consumer Durables & Apparel)	1,684,545
11,556	Mori Trust Sogo Reit, Inc. (REIT)	17,239,358
110,500	Morinaga Milk Industry Co. Ltd. (Food, Beverage & Tobacco)	4,853,464
209,300	Nagase & Co. Ltd. (Capital Goods)	3,574,247
241,600	NEC Networks & System Integration Corp. (Software & Services)	6,321,322
117,400	NET One Systems Co. Ltd. (Software & Services)	1,889,510
643,000	Nichias Corp. (Capital Goods)	8,144,521
87,900	Nihon Chouzai Co. Ltd. (Food & Staples Retailing)	2,738,399
316,600	Nihon M&A Center, Inc. (Commercial & Professional Services)	9,240,482
613,700	Nikkiso Co. Ltd. (Health Care Equipment & Services)	6,987,683
230,300	Nikkon Holdings Co. Ltd. (Transportation)	6,127,819
89,900	Nippon Kayaku Co. Ltd. (Materials)	1,124,897
8,117,900	Nippon Light Metal Holdings Co. Ltd. (Materials)	21,699,337

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
239,300	Nippon Paper Industries Co. Ltd. (Materials)	$4,583,120
61,600	Nippon Shokubai Co. Ltd. (Materials)	4,185,725
304,000	Nippon Thompson Co. Ltd. (Capital Goods)	2,238,383
122,800	Nipro Corp. (Health Care Equipment & Services)	1,767,452
192,000	Nishimatsu Construction Co. Ltd. (Capital Goods)	5,277,889
40,800	Nishimatsuya Chain Co. Ltd. (Retailing)	501,533
27,600	Nishi-Nippon Financial Holdings, Inc. (Banks)	331,420
229,500	Nisshin Oillio Group Ltd. (The) (Food, Beverage & Tobacco)	6,598,468
362,300	Nisshin Steel Co. Ltd. (Materials)	4,794,511
354,500	Nissin Kogyo Co. Ltd. (Automobiles & Components)	6,220,301
12,500	Nitto Boseki Co. Ltd. (Capital Goods)	269,981
14,400	Noevir Holdings Co. Ltd. (Household & Personal Products)	1,035,531
318,600	NSD Co. Ltd. (Software & Services)	6,642,542
5,514,300	NTN Corp. (Capital Goods)	24,254,449
7,000	NuFlare Technology, Inc. (Semiconductors & Semiconductor Equipment)	462,250
80,100	Oiles Corp. (Capital Goods)	1,731,028
74,500	Okinawa Electric Power Co., Inc. (The) (Utilities)	2,271,806
537,900	Onward Holdings Co. Ltd. (Consumer Durables & Apparel)	4,432,770
29,600	Open House Co. Ltd. (Real Estate)	1,647,882
200,200	Paramount Bed Holdings Co. Ltd. (Health Care Equipment & Services)	9,960,974
1,600	Pasona Group, Inc. (Commercial & Professional Services)	26,564
190,000	PC Depot Corp. (Retailing)	1,243,880
4,201	Premier Investment Corp. (REIT)	4,112,824
119,400	Qol Co. Ltd. (Food & Staples Retailing)	2,447,422
78,100	Raito Kogyo Co. Ltd. (Capital Goods)	848,658
318,300	Relo Group, Inc. (Real Estate)	7,150,595
39,600	Riken Vitamin Co. Ltd. (Food, Beverage & Tobacco)	1,490,400
564,700	Rohto Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	16,436,965
970,300	Round One Corp. (Consumer Services)	14,034,145
82,200	Saizeriya Co. Ltd. (Consumer Services)	1,898,855

Common Stocks – (continued)
Japan – (continued)
199,200	Sakai Moving Service Co. Ltd. (Transportation)	10,764,861
64,200	Sanki Engineering Co. Ltd. (Capital Goods)	714,675
150,400	Sankyu, Inc. (Transportation)	7,309,664
150,400	Sawai Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	6,499,632
441,400	Seiko Holdings Corp. (Consumer Durables & Apparel)	11,491,673
737,100	Seino Holdings Co. Ltd. (Transportation)	13,806,443
673,200	Senko Group Holdings Co. Ltd. (Transportation)	5,173,405
1,454,500	Senshu Ikeda Holdings, Inc. (Banks)	5,735,931
435,000	Shikoku Electric Power Co., Inc. (Utilities)	5,546,304
74,500	Shimachu Co. Ltd. (Retailing)	2,405,041
55,500	Shindengen Electric Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	3,481,917
1,218,900	Shinmaywa Industries Ltd. (Capital Goods)	13,660,813
247,000	Ship Healthcare Holdings, Inc. (Health Care Equipment & Services)	8,576,603
149,000	Sintokogio Ltd. (Capital Goods)	1,587,474
237,800	Sodick Co. Ltd. (Capital Goods)	2,926,820
620,900	Square Enix Holdings Co. Ltd. (Software & Services)	25,734,919
23,000	St Marc Holdings Co. Ltd. (Consumer Services)	651,203
31,600	Studio Alice Co. Ltd. (Consumer Services)	709,058
7,200	Sugi Holdings Co. Ltd. (Food & Staples Retailing)	419,177
42,100	Sumitomo Seika Chemicals Co. Ltd. (Materials)	2,015,359
19,600	Taikisha Ltd. (Capital Goods)	683,511
731,500	Takara Holdings, Inc. (Food, Beverage & Tobacco)	8,824,190
2,482,000	Takara Leben Co. Ltd. (Real Estate)	10,515,584
145,035	Tatsuta Electric Wire and Cable Co. Ltd. (Capital Goods)	895,454
138,100	TechnoPro Holdings, Inc. (Commercial & Professional Services)	8,034,968
426,200	TIS, Inc. (Software & Services)	16,907,044
26,600	Toagosei Co. Ltd. (Materials)	313,913
2,400	Toei Co. Ltd. (Media)	269,588
8,400	Tokyo Dome Corp. (Consumer Services)	81,671
346,000	Tokyo Seimitsu Co. Ltd. (Semiconductors & Semiconductor Equipment)	13,141,569
553	Tokyu REIT, Inc. (REIT)	744,913

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
42,000	Topy Industries Ltd. (Materials)	$1,243,977
662,200	Tosei Corp. (Real Estate)	8,117,262
462,000	Toshiba Machine Co. Ltd. (Capital Goods)	3,060,284
22,300	Towa Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,418,937
242,100	Toyo Tanso Co. Ltd. (Capital Goods)	7,119,465
172,800	Tsumura & Co. (Pharmaceuticals, Biotechnology & Life Sciences)	6,268,190
326,800	Unizo Holdings Co. Ltd. (Real Estate)	7,781,688
171,900	Wakita & Co. Ltd. (Capital Goods)	1,816,292
6,900	Wowow, Inc. (Media)	216,758
208,700	Yodogawa Steel Works Ltd. (Materials)	5,955,315
324,800	Yumeshin Holdings Co. Ltd. (Commercial & Professional Services)	3,501,502
204,100	Zenkoku Hosho Co. Ltd. (Diversified Financials)	8,422,700
583,600	Zeon Corp. (Materials)	7,536,784
34,600	ZERIA Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	709,706

		1,007,062,898

Kazakhstan – 0.0%
53,771	KAZ Minerals plc (Materials)*	679,396

Netherlands – 2.2%
216,238	Aalberts Industries NV (Capital Goods)	10,646,897
107,747	ASM International NV (Semiconductors & Semiconductor Equipment)(a)	6,469,081
567,843	ASR Nederland NV (Insurance)	26,781,635
228,104	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)(a)	15,764,996
201,675	Euronext NV (Diversified Financials)(b)	14,456,910
27,162	Koninklijke Volkerwessels NV (Capital Goods)	771,352
16,737	SBM Offshore NV (Energy)	280,834
349,050	SRH NV (Diversified Financials)*(a)(d)	—

		75,171,705

New Zealand – 0.5%
1,262,014	a2 Milk Co. Ltd. (Food, Beverage & Tobacco)*	10,725,335
2,764,375	Air New Zealand Ltd. (Transportation)	6,343,028

		17,068,363

Common Stocks – (continued)
Norway – 3.4%
660,849	Aker BP ASA (Energy)	21,675,560
66,522	Atea ASA (Software & Services)	987,401
20,452	Austevoll Seafood ASA (Food, Beverage & Tobacco)	246,145
407,394	BW Offshore Ltd. (Energy)*	2,219,207
18,957,355	DNO ASA (Energy)*	35,104,946
301,877	Entra ASA (Real Estate)(b)	4,140,070
208,570	Europris ASA (Retailing)(b)	725,934
1,198,150	Leroy Seafood Group ASA (Food, Beverage & Tobacco)	8,788,809
98,287	Ocean Yield ASA (Energy)	845,258
163,435	Odfjell Drilling Ltd. (Energy)*	726,031
524,584	Salmar ASA (Food, Beverage & Tobacco)	24,446,331
351,218	SpareBank 1 Nord Norge (Banks)	2,590,183
273,662	SpareBank 1 SMN (Banks)	2,739,341
300,308	TGS NOPEC Geophysical Co. ASA (Energy)	9,469,893

		114,705,109

Portugal – 0.7%
1,184,988	Altri SGPS SA (Materials)	8,567,260
2,342,043	CTT-Correios de Portugal SA (Transportation)(a)	8,636,546
712,571	Navigator Co. SA (The) (Materials)*	4,157,686
72,652	Semapa-Sociedade de Investimento e Gestao (Materials)	1,624,581

		22,986,073

Singapore – 1.3%
934,200	China Aviation Oil Singapore Corp. Ltd. (Energy)*(a)	1,137,517
599,500	OUE Ltd. (Real Estate)	815,696
1,836,500	United Engineers Ltd. (Capital Goods)	3,765,042
1,846,700	Venture Corp. Ltd. (Technology Hardware & Equipment)	28,884,355
142,100	Wing Tai Holdings Ltd. (Real Estate)	217,721
6,028,610	Yanlord Land Group Ltd. (Real Estate)	7,687,501

		42,507,832

Spain – 2.2%
192,979	CIE Automotive SA (Automobiles & Components)	7,213,921
61,268	Construcciones y Auxiliar de Ferrocarriles SA (Capital Goods)	2,938,193
2,198,717	Ence Energia y Celulosa SA (Materials)	16,962,930
20,395	Global Dominion Access SA (Software & Services)*(b)	118,760
96,571	Hispania Activos Inmobiliarios SOCIMI SA (REIT)	2,047,438

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Spain – (continued)
165,624	Lar Espana Real Estate Socimi SA (REIT)	$1,878,004
30,191	Let’s GOWEX SA (Telecommunication Services)*(d)	—
2,111,571	Merlin Properties Socimi SA (REIT)	32,581,164
8,645	Miquel y Costas & Miquel SA (Materials)	348,256
151,835	NH Hotel Group SA (Consumer Services)	1,170,702
332,509	Papeles y Cartones de Europa SA (Materials)	6,434,062
192,969	Telepizza Group SA (Consumer Services)*(b)	1,293,313

		72,986,743

Sweden – 5.1%
84,913	Axfood AB (Food & Staples Retailing)	1,577,553
489,104	Betsson AB (Consumer Services)*	3,484,164
216,984	Biotage AB (Pharmaceuticals, Biotechnology & Life Sciences)	2,218,955
37,897	Dustin Group AB (Retailing)(b)	317,090
1,618,374	Elekta AB Class B (Health Care Equipment & Services)	18,348,851
461,089	Fastighets AB Balder Class B (Real Estate)*	11,878,578
518,709	Hemfosa Fastigheter AB (Real Estate)	6,425,321
453,348	Holmen AB Class B (Materials)	11,178,308
802,030	JM AB (Consumer Durables & Apparel)	15,867,643
76,478	NCC AB Class B (Capital Goods)	1,408,715
2,028,216	NetEnt AB (Software & Services)*(a)	11,569,369
410,094	Nobina AB (Transportation)(b)	2,691,271
107,238	Peab AB (Capital Goods)	949,417
337,016	Scandic Hotels Group AB (Consumer Services)(b)	3,317,240
4,570,741	SSAB AB Class B (Materials)	20,679,265
2,589,433	Svenska Cellulosa AB SCA Class B (Household & Personal Products)	28,677,121
1,356,493	Swedish Orphan Biovitrum AB (Pharmaceuticals, Biotechnology & Life Sciences)*	29,140,234
46,035	Vitrolife AB (Pharmaceuticals, Biotechnology & Life Sciences)	3,369,998

		173,099,093

Switzerland – 5.3%
14,447	Bachem Holding AG (Registered) Class B (Pharmaceuticals, Biotechnology & Life Sciences)	1,857,263
41,897	Bobst Group SA (Registered) (Capital Goods)	4,469,921

Common Stocks – (continued)
Switzerland – (continued)
19,499	Bossard Holding AG (Registered) Class A (Capital Goods)	3,995,880
55,615	Cembra Money Bank AG (Diversified Financials)	4,714,111
2,040	Conzzeta AG (Registered) (Capital Goods)	2,600,582
5,727,933	Ferrexpo plc (Materials)	18,545,271
4,440	Flughafen Zurich AG (Registered) (Transportation)	927,207
940,447	GAM Holding AG (Diversified Financials)*	15,011,626
8,475	Georg Fischer AG (Registered) (Capital Goods)	10,534,909
785	Gurit Holding AG (Materials)*	666,530
16,626	Inficon Holding AG (Registered) (Technology Hardware & Equipment)*	9,954,623
20,836	Kardex AG (Registered) (Capital Goods)*	2,927,481
146	LEM Holding SA (Registered) (Technology Hardware & Equipment)	230,550
2,023,480	OC Oerlikon Corp. AG (Registered) (Capital Goods)*	32,667,551
130,832	Oriflame Holding AG (Household & Personal Products)	6,199,760
2,395	Schweiter Technologies AG (Capital Goods)	2,723,474
24,816	Siegfried Holding AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	8,623,085
60,162	Tecan Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	13,228,176
322,013	Temenos Group AG (Registered) (Software & Services)*	40,518,241

		180,396,241

United Kingdom – 14.7%
1,081,501	Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)	18,130,799
2,258,104	Ashmore Group plc (Diversified Financials)	12,756,989
57,285	AVEVA Group plc (Software & Services)	1,691,163
1,653,433	BBA Aviation plc (Transportation)	7,246,817
786,079	Bellway plc (Consumer Durables & Apparel)	35,818,762
283,752	Big Yellow Group plc (REIT)	3,590,177
327,245	Bodycote plc (Capital Goods)	4,029,005
1,536,543	boohoo.com plc (Retailing)*	3,873,222
559,762	Bovis Homes Group plc (Consumer Durables & Apparel)	9,524,119
117,980	Brewin Dolphin Holdings plc (Diversified Financials)	586,094
134,280	Cineworld Group plc (Media)	479,381

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
54,397	Clinigen Group plc (Pharmaceuticals, Biotechnology & Life Sciences)	$655,574
40,772	Costain Group plc (Capital Goods)	258,202
150,657	Dart Group plc (Transportation)	1,775,173
19,321	Dechra Pharmaceuticals plc (Pharmaceuticals, Biotechnology & Life Sciences)	725,706
214,028	Derwent London plc (REIT)	9,387,186
321,830	Drax Group plc (Utilities)	1,393,581
325,085	DS Smith plc (Materials)	2,328,752
1,565,216	Electrocomponents plc (Technology Hardware & Equipment)	13,085,104
31,139	Elementis plc (Materials)	121,289
71,564	EMIS Group plc (Health Care Equipment & Services)	839,409
487,579	esure Group plc (Insurance)	1,509,639
313,325	Fevertree Drinks plc (Food, Beverage & Tobacco)	12,178,357
319,275	Galliford Try plc (Capital Goods)	4,022,371
994,683	Grainger plc (Real Estate)	4,283,766
84,520	Great Portland Estates plc (REIT)	814,428
582,662	Halma plc (Technology Hardware & Equipment)	9,776,494
6,520,630	Hansteen Holdings plc (REIT)	11,901,992
9,086,263	Hays plc (Commercial & Professional Services)	22,391,464
709,288	Ibstock plc (Materials)(b)	2,899,827
2,671,498	Inchcape plc (Retailing)	26,689,236
1,129,910	Intermediate Capital Group plc (Diversified Financials)	16,835,611
2,795,706	JD Sports Fashion plc (Retailing)	14,997,073
112,885	Keller Group plc (Capital Goods)	1,613,678
4,378,999	Man Group plc (Diversified Financials)	10,875,910
186,647	Morgan Advanced Materials plc (Capital Goods)	881,362
251,000	On the Beach Group plc (Retailing)(b)	2,114,776
1,155,963	OneSavings Bank plc (Banks)	6,282,611
2,716,010	Pagegroup plc (Commercial & Professional Services)	20,045,814
1,795,690	Paragon Banking Group plc (Banks)	12,873,784
209,022	Petrofac Ltd. (Energy)	1,734,603
3,620,243	QinetiQ Group plc (Capital Goods)	11,444,474
2,185,676	Redrow plc (Consumer Durables & Apparel)	18,834,203
51,752	Renishaw plc (Technology Hardware & Equipment)	3,350,253
2,370,791	Rentokil Initial plc (Commercial & Professional Services)	10,002,185
129,724	RPC Group plc (Materials)	1,407,619
755,160	Safestore Holdings plc (REIT)	5,679,949
2,435,247	Saga plc (Insurance)	4,540,620

Common Stocks – (continued)
United Kingdom – (continued)
561,874	Savills plc (Real Estate)	7,569,816
2,897,156	Senior plc (Capital Goods)	11,756,079
67,410	Spectris plc (Technology Hardware & Equipment)	2,487,232
253,568	Spirax-Sarco Engineering plc (Capital Goods)	20,100,295
1,819,507	SSP Group plc (Consumer Services)	16,281,982
145,389	St Modwen Properties plc (Real Estate)	820,826
1,126,793	Subsea 7 SA (Energy)	15,743,239
1,681,932	Synthomer plc (Materials)	11,416,868
52,696	Tate & Lyle plc (Food, Beverage & Tobacco)	416,182
2,782,162	Thomas Cook Group plc (Consumer Services)	4,725,171
580,351	UNITE Group plc (The) (REIT)	6,662,703
1,049,808	Vesuvius plc (Capital Goods)	8,478,086
158,989	Victrex plc (Materials)	5,724,490
141,100	WH Smith plc (Retailing)	3,781,932
3,438,804	William Hill plc (Consumer Services)	13,831,452
24,053	Workspace Group plc (REIT)	367,368

		498,442,324

United States – 0.6%
1,617,348	Sims Metal Management Ltd. (Materials)	19,546,791

TOTAL COMMON STOCKS
(Cost $2,894,052,535)		$3,245,234,111

Shares	Distribution Rate	Value

Investment Company(e) – 1.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
40,927,260	1.623%	$40,927,260
(Cost $40,927,260)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $2,934,979,795)		$3,286,161,371

Securities Lending Reinvestment Vehicle(e) – 1.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
45,906,557	1.623%	$45,906,557
(Cost $45,906,557)

TOTAL INVESTMENTS – 98.5%
(Cost $2,980,886,352)		$3,332,067,928

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.5%		50,664,786

NET ASSETS – 100.0%		$3,382,732,714

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $68,976,064, which represents approximately 2.0% of net assets as of April 30, 2018. The liquidity determination is unaudited.
(c)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Represents an Affiliated Issuer.

Investment Abbreviations:
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
EURO STOXX 50 Index	696	06/15/2018	$29,198,609	$1,216,144
FTSE 100 Index	148	06/15/2018	15,199,869	754,379
Hang Seng Index	9	05/30/2018	1,758,168	14,746
MSCI Singapore Index	56	05/30/2018	1,737,225	32,574
SPI 200 Index	60	06/21/2018	6,737,254	162,645
TOPIX Index	114	06/07/2018	18,556,806	600,653
TOTAL FUTURES CONTRACTS				$2,781,141

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities

April 30, 2018 (Unaudited)

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund
Assets:
Investments in unaffiliated issuers, at value (cost $1,822,687,063, $1,977,044,697 and $2,894,052,535)(a)	$2,072,227,660	$2,101,590,450	$3,245,234,111
Investments in affiliated issuers, at value (cost $97, $22,919,669 and $40,927,260)	97	22,919,669	40,927,260
Investments in affiliated securities lending reinvestment vehicle, at value (cost $52,683,114, $63,201,545 and $45,906,557)	52,683,114	63,201,545	45,906,557
Cash	16,835,360	32,627,219	51,395,699
Foreign currencies, at value (cost $47,018,078, $12,781,896 and $26,184,634)	46,339,249	12,550,246	25,886,695
Receivables:
Investments sold	44,213,463	30,113,464	59,400,610
Fund shares sold	2,551,317	6,719,135	16,655,952
Collateral on certain derivative contracts(b)	1,430,000	—	3,740,507
Dividends	1,081,931	6,565,082	15,173,344
Securities lending income	45,191	181,010	150,998
Reimbursement from investment adviser	24,016	52,490	53,852
Foreign tax reclaims	887	1,883,760	3,961,475
Variation margin on futures	—	142,704	231,091
Other assets	73,084	98,265	109,492
Total assets	2,237,505,369	2,278,645,039	3,508,827,643

Liabilities:
Variation margin on futures	261,250	—	—
Payables:
Payable upon return of securities loaned	52,683,114	63,201,545	45,906,557
Investments purchased	50,818,201	37,453,968	75,242,085
Foreign capital gains taxes	4,323,935	—	—
Fund shares redeemed	2,374,286	1,185,622	2,298,464
Management fees	1,728,977	1,316,832	2,230,646
Distribution and Service fees and Transfer Agency fees	136,126	174,643	326,874
Accrued expenses	30,419	19,876	90,303
Total liabilities	112,356,308	103,352,486	126,094,929

Net Assets:
Paid-in capital	1,809,954,527	2,003,609,623	2,928,888,100
Undistributed net investment income	1,215,624	3,993,009	13,585,676
Accumulated net realized gain	69,434,404	40,964,287	86,707,432
Net unrealized gain	244,544,506	126,725,634	353,551,506
NET ASSETS	$2,125,149,061	$2,175,292,553	$3,382,732,714
Net Assets:
Class A	$119,963,800	$178,647,784	$251,728,751
Class C	10,979,082	33,627,220	83,298,776
Institutional	1,234,497,403	1,295,552,244	1,996,847,782
Service	—	5,353,701	—
Investor	102,436,097	312,522,832	574,033,775
Class P	9,936	9,956	9,904
Class R	22,843,237	8,646,012	—
Class R6	634,419,506	340,932,804	476,813,726
Total Net Assets	$2,125,149,061	$2,175,292,553	$3,382,732,714
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	11,116,994	13,361,756	19,485,174
Class C	1,030,183	2,574,407	6,678,974
Institutional	114,490,937	94,313,741	154,442,707
Service	—	396,737	—
Investor	9,511,931	23,820,504	44,625,351
Class P	923	725	765
Class R	2,142,547	664,629	—
Class R6	58,882,073	24,833,634	36,804,945
Net asset value, offering and redemption price per share:(c)
Class A	$10.79	$13.37	$12.92
Class C	10.66	13.06	12.47
Institutional	10.78	13.74	12.93
Service	—	13.49	—
Investor	10.77	13.12	12.86
Class P	10.77	13.73	12.95
Class R	10.66	13.01	—
Class R6	10.77	13.73	12.96

(a)	Includes loaned securities having a market value of $50,698,177, $60,031,302 and $41,922,338 for the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
(b)	Includes amount segregated for initial margin and/or collateral on futures transactions of $1,430,000 and $3,740,507 for the Emerging Markets Equity Insights and International Small Cap Insights Funds, respectively.
(c)	Maximum public offering price per share for Class A Shares of the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds is $11.42, $14.15 and $13.67, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Operations

For the Six Months Ended April 30, 2018 (Unaudited)

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $1,709,312, $1,994,868 and $3,601,125)	$16,528,905	$21,429,571	$36,762,716
Securities lending income — affiliated issuer	215,397	553,072	390,911
Dividends — affiliated issuers	41,364	207,204	130,715
Total investment income	16,785,666	22,189,847	37,284,342

Expenses:
Management fees	9,702,851	6,840,251	12,145,021
Custody, accounting and administrative services	652,161	248,153	440,256
Transfer Agency fees(a)	535,283	638,814	1,110,676
Distribution and Service fees(a)	239,732	346,064	665,518
Printing and mailing costs	66,077	54,792	136,332
Professional fees	62,401	72,944	84,228
Trustee fees	10,427	10,122	11,374
Registration fees	168	33,235	12,204
Service share fees — Service and Shareholder Administration Plan	—	11,946	—
Other	40,053	16,932	43,823
Total expenses	11,309,153	8,273,253	14,649,432
Less — expense reductions	(141,145)	(537,731)	(548,116)
Net expenses	11,168,008	7,735,522	14,101,316
NET INVESTMENT INCOME	5,617,658	14,454,325	23,183,026

Realized and unrealized gain (loss):
Net realized gain (loss) from:	—	—	—
Investments — unaffiliated issuers	73,305,311	46,765,798	95,182,236
Futures contracts	2,176,638	(674,458)	1,991,736
Foreign currency transactions	(1,555,037)	(1,198,582)	2,162,105
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers (including the effects of the net change in the foreign capital gains tax liability of $1,212,549, $0 and $0)	(25,057,980)	(22,500,068)	(11,256,886)
Futures contracts	(397,901)	1,648,000	34,795
Foreign currency translation	(1,690,213)	599,886	(279,508)
Net realized and unrealized gain	46,780,818	24,640,576	87,834,478
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$52,398,476	$39,094,901	$111,017,504

(a)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P(b)	Class R	Class R6
Emerging Markets Equity Insights	$137,492	$48,935	$53,305	$98,995	$8,808	$284,553	$—	$79,710	$—	$19,190	$44,027
International Equity Insights	205,300	120,771	19,993	147,816	21,739	230,081	955	202,586	—	7,198	28,439
International Small Cap Insights	287,182	378,336	—	206,771	68,100	379,727	—	413,297	—	—	42,781

(b)	Commenced operations on April 16, 2018.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets

	Emerging Markets Equity Insights Fund
	For the Six Months Ended April 30, 2018 (Unaudited)	For the Fiscal Year Ended October 31, 2017
From operations:
Net investment income	$5,617,658	$20,859,788
Net realized gain	73,926,912	150,073,478
Net change in unrealized gain (loss)	(27,146,094)	175,492,404
Net increase in net assets resulting from operations	52,398,476	346,425,670

Distributions to shareholders:
From net investment income
Class A Shares	(1,142,328)	(563,308)
Class C Shares	(79,466)	(3,903)
Institutional Shares	(22,873,338)	(10,525,952)
Service Shares	—	—
Investor Shares(a)	(1,129,246)	(37,444)
Class P(b)	—	—
Class R Shares	(195,882)	(77,116)
Class R6 Shares	(238,484)	(25,576)
From net realized gains
Class A Shares	(3,742,143)	—
Class C Shares	(339,203)	—
Institutional Shares	(59,163,628)	—
Investor Shares(a)	(2,968,106)	—
Class P(b)	—	—
Class R Shares	(771,406)	—
Class R6 Shares	(596,017)	—
Total distributions to shareholders	(93,239,247)	(11,233,299)

From share transactions:
Proceeds from sales of shares	1,171,549,613	879,615,002
Reinvestment of distributions	88,340,977	10,619,478
Cost of shares redeemed	(785,115,073)	(452,051,734)
Net increase in net assets resulting from share transactions	474,775,517	438,182,746
TOTAL INCREASE	433,934,746	773,375,117

Net assets:
Beginning of period	1,691,214,315	917,839,198
End of period	$2,125,149,061	$1,691,214,315
Undistributed net investment income	$1,215,624	$21,256,710

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations April 16, 2018.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

International Equity Insights Fund		International Small Cap Insights Fund
For the Six Months Ended April 30, 2018 (Unaudited)	For the Fiscal Year Ended October 31, 2017	For the Six Months Ended April 30, 2018 (Unaudited)	For the Fiscal Year Ended October 31, 2017

$14,454,325	$17,010,786	$23,183,026	$31,971,054
44,892,758	95,498,554	99,336,077	187,640,845
(20,252,182)	118,613,146	(11,501,599)	265,727,729
39,094,901	231,122,486	111,017,504	485,339,628

(1,955,352)	(2,359,365)	(3,024,234)	(5,349,774)
(228,068)	(101,029)	(695,962)	(696,479)
(18,269,075)	(13,578,332)	(33,208,843)	(30,758,805)
(60,270)	(36,582)	—	—
(3,049,706)	(217,635)	(6,747,038)	(2,675,862)
—	—	—	—
(101,979)	(56,053)	—	—
(1,354,479)	(1,154,213)	(2,317,919)	(528,821)

—	—	(13,218,460)	—
—	—	(4,445,190)	—
—	—	(114,532,219)	—
—	—	(22,984,119)	—
—	—	—	—
—	—	—	—
—	—	(7,327,516)	—
(25,018,929)	(17,503,209)	(208,501,500)	(40,009,741)

1,150,274,648	1,060,333,723	1,409,012,204	1,156,078,166
20,407,591	17,031,041	188,605,240	34,757,537
(413,644,384)	(556,032,186)	(652,237,044)	(624,763,483)
757,037,855	521,332,578	945,380,400	566,072,220
771,113,827	734,951,855	847,896,404	1,011,402,107

1,404,178,726	669,226,871	2,534,836,310	1,523,434,203
$2,175,292,553	$1,404,178,726	$3,382,732,714	$2,534,836,310
$3,993,009	$14,557,613	$13,585,676	$36,396,646

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2018 - A	$11.00	$0.01	(d)	$0.32	$0.33	$(0.12)	$(0.42)	$(0.54)
2018 - C	10.88	(0.03	)(d)	0.32	0.29	(0.09)	(0.42)	(0.51)
2018 - Institutional	11.01	0.03	(d)	0.31	0.34	(0.15)	(0.42)	(0.57)
2018 - Investor(f)	10.99	0.03	(d)	0.32	0.35	(0.15)	(0.42)	(0.57)
2018 - P (Commenced April 16, 2018)	10.84	—	(d)(g)	(0.07)	(0.07)	—	—	—
2018 - R	10.87	—	(d)(g)	0.31	0.31	(0.10)	(0.42)	(0.52)
2018 - R6	11.00	0.06	(d)	0.29	0.35	(0.16)	(0.42)	(0.58)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - A	8.54	0.13		2.41	2.54	(0.08)	—	(0.08)
2017 - C	8.45	0.07		2.39	2.46	(0.03)	—	(0.03)
2017 - Institutional	8.54	0.17		2.41	2.58	(0.11)	—	(0.11)
2017 - Investor(f)	8.53	0.18		2.38	2.56	(0.10)	—	(0.10)
2017 - R	8.44	0.10		2.40	2.50	(0.07)	—	(0.07)
2017 - R6	8.53	0.19		2.39	2.58	(0.11)	—	(0.11)
2016 - A	7.92	0.10		0.59	0.69	(0.07)	—	(0.07)
2016 - C	7.84	0.04		0.58	0.62	(0.01)	—	(0.01)
2016 - Institutional	7.91	0.13		0.60	0.73	(0.10)	—	(0.10)
2016 - Investor(f)	7.91	0.12		0.59	0.71	(0.09)	—	(0.09)
2016 - R	7.84	0.08		0.59	0.67	(0.07)	—	(0.07)
2016 - R6	7.91	0.10		0.62	0.72	(0.10)	—	(0.10)
2015 - A	8.99	0.11		(0.98)	(0.87)	(0.13)	(0.07)	(0.20)
2015 - C	8.88	0.05		(0.98)	(0.93)	(0.04)	(0.07)	(0.11)
2015 - Institutional	8.98	0.14		(0.98)	(0.84)	(0.16)	(0.07)	(0.23)
2015 - Investor(f)	8.97	0.14		(0.99)	(0.85)	(0.14)	(0.07)	(0.21)
2015 - R	8.94	0.09		(0.98)	(0.89)	(0.14)	(0.07)	(0.21)
2015 - R6 (Commenced July 31, 2015)	8.40	0.01		(0.50)	(0.49)	—	—	—
2014 - A	8.95	0.14		(0.02)	0.12	(0.08)	—	(0.08)
2014 - C	8.90	0.07		(0.01)	0.06	(0.08)	—	(0.08)
2014 - Institutional	8.95	0.17		(0.02)	0.15	(0.12)	—	(0.12)
2014 - Investor(f)	8.94	0.13		0.02	0.15	(0.12)	—	(0.12)
2014 - R (Commenced February 28, 2014)	8.26	0.02		0.66	0.68	—	—	—
2013 - A	8.40	0.07		0.60	0.67	(0.12)	—	(0.12)
2013 - C	8.36	0.04		0.55	0.59	(0.05)	—	(0.05)
2013 - Institutional	8.40	0.16		0.53	0.69	(0.14)	—	(0.14)
2013 - Investor(f)	8.39	0.14		0.54	0.68	(0.13)	—	(0.13)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.10% of average net assets.
(e)	Annualized.
(f)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(g)	Amount is less than $0.005 per share.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.79	3.20%	$119,964	1.48	%(e)	1.51	%(e)	0.25	%(d)(e)	69%
10.66	2.85	10,979	2.23	(e)	2.26	(e)	(0.49	)(d)(e)	69
10.78	3.32	1,234,497	1.11	(e)	1.12	(e)	0.52	(d)(e)	69
10.77	3.38	102,436	1.23	(e)	1.26	(e)	0.52	(d)(e)	69
10.77	(0.65)	10	1.09	(e)	1.12	(e)	1.10	(d)(e)	69
10.66	3.06	22,843	1.73	(e)	1.76	(e)	(0.02	)(d)(e)	69
10.77	3.44	634,420	1.09	(e)	1.11	(e)	1.06	(d)(e)	69

11.00	30.15	95,930	1.52		1.55		1.36		172
10.88	29.20	7,563	2.26		2.29		0.72		172
11.01	30.67	1,488,246	1.15		1.15		1.74		172
10.99	30.47	67,068	1.26		1.29		1.81		172
10.87	29.86	19,243	1.77		1.79		1.06		172
11.00	30.74	13,164	1.13		1.13		1.87		172
8.54	8.79	50,289	1.56		1.63		1.24		216
8.45	7.97	1,132	2.31		2.39		0.47		216
8.54	9.35	852,853	1.16		1.22		1.70		216
8.53	9.13	2,565	1.31		1.37		1.53		216
8.44	8.57	9,363	1.81		1.88		1.01		216
8.53	9.27	1,637	1.13		1.16		1.26		216
7.92	(9.84)	37,307	1.58		1.67		1.30		199
7.84	(10.50)	1,053	2.33		2.42		0.60		199
7.91	(9.52)	508,685	1.18		1.27		1.69		199
7.91	(9.63)	798	1.33		1.42		1.63		199
7.84	(10.06)	4,547	1.83		1.93		1.10		199
7.91	(5.83)	9	1.17	(e)	1.28	(e)	0.59	(e)	199
8.99	1.38	37,905	1.58		1.66		1.59		180
8.88	0.66	944	2.33		2.41		0.80		180
8.98	1.65	660,922	1.18		1.26		1.95		180
8.97	1.70	875	1.34		1.39		1.47		180
8.94	8.23	998	1.82	(e)	2.07	(e)	0.31	(e)	180
8.95	8.00	24,758	1.52		1.65		0.82		249
8.90	7.02	989	2.31		2.48		0.51		249
8.95	8.41	556,434	1.14		1.27		1.87		249
8.94	8.16	1,649	1.32		1.50		1.59		249

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2018 - A	$13.19	$0.09		$0.27	$0.36	$(0.18)
2018 - C	12.91	0.05		0.25	0.30	(0.15)
2018 - Institutional	13.57	0.11		0.28	0.39	(0.22)
2018 - Service	13.32	0.07		0.27	0.34	(0.17)
2018 - Investor(e)	12.97	0.11		0.26	0.37	(0.22)
2018 - P (Commenced April 16, 2018)	13.79	0.02		(0.08)	(0.06)	—
2018 - R	12.85	0.06		0.27	0.33	(0.17)
2018 - R6	13.56	0.17		0.22	0.39	(0.22)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - A	10.53	0.18		2.71	2.89	(0.23)
2017 - C	10.32	0.09		2.66	2.75	(0.16)
2017 - Institutional	10.82	0.23		2.79	3.02	(0.27)
2017 - Service	10.63	0.18		2.73	2.91	(0.22)
2017 - Investor(e)	10.36	0.23		2.64	2.87	(0.26)
2017 - R	10.29	0.16		2.64	2.80	(0.24)
2017 - R6	10.82	0.23		2.78	3.01	(0.27)
2016 - A	10.54	0.18		(0.08)	0.10	(0.11)
2016 - C	10.36	0.10		(0.08)	0.02	(0.06)
2016 - Institutional	10.83	0.24		(0.10)	0.14	(0.15)
2016 - Service	10.64	0.17		(0.08)	0.09	(0.10)
2016 - Investor(e)	10.38	0.17		(0.05)	0.12	(0.14)
2016 - R	10.34	0.13		(0.06)	0.07	(0.12)
2016 - R6	10.83	0.14		0.01	0.15	(0.16)
2015 - A	10.69	0.18		0.08	0.26	(0.41)
2015 - C	10.51	0.10		0.08	0.18	(0.33)
2015 - Institutional	10.97	0.22		0.09	0.31	(0.45)
2015 - Service	10.76	0.16		0.09	0.25	(0.37)
2015 - Investor(e)	10.53	0.16		0.12	0.28	(0.43)
2015 - R	10.52	0.14		0.09	0.23	(0.41)
2015 - R6 (Commenced July 31, 2015)	11.23	0.04		(0.44)	(0.40)	—
2014 - A	10.99	0.37	(f)	(0.39)	(0.02)	(0.28)
2014 - C	10.83	0.28	(f)	(0.37)	(0.09)	(0.23)
2014 - Institutional	11.29	0.42	(f)	(0.40)	0.02	(0.34)
2014 - Service	11.06	0.35	(f)	(0.37)	(0.02)	(0.28)
2014 - Investor(e)	10.86	0.38	(f)	(0.38)	— (g)	(0.33)
2014 - R	10.85	0.34	(f)	(0.38)	(0.04)	(0.29)
2013 - A	9.00	0.19		2.11	2.30	(0.31)
2013 - C	8.87	0.16		2.04	2.20	(0.24)
2013 - Institutional	9.25	0.30		2.09	2.39	(0.35)
2013 - Service	9.06	0.22		2.08	2.30	(0.30)
2013 - Investor(e)	8.91	0.22		2.08	2.30	(0.35)
2013 - R	8.88	0.21		2.04	2.25	(0.28)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(f)	Reflects income recognized from a corporate action which amounted to $0.13 per share and 1.18% of average net assets.
(g)	Amount is less than $0.005 per share.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$13.37	2.74%	$178,648	1.16	%(d)	1.25	%(d)	1.33	%(d)	62%
13.06	2.30	33,627	1.90	(d)	2.00	(d)	0.72	(d)	62
13.74	2.90	1,295,552	0.82	(d)	0.86	(d)	1.55	(d)	62
13.49	2.56	5,354	1.32	(d)	1.36	(d)	1.10	(d)	62
13.12	2.85	312,523	0.90	(d)	1.00	(d)	1.72	(d)	62
13.73	(0.44)	10	0.81	(d)	0.84	(d)	3.33	(d)	62
13.01	2.58	8,646	1.41	(d)	1.50	(d)	0.99	(d)	62
13.73	2.91	340,933	0.80	(d)	0.85	(d)	2.48	(d)	62

13.19	28.07	138,267	1.21		1.35		1.54		161
12.91	27.11	14,886	1.95		2.09		0.79		161
13.57	28.57	1,012,010	0.85		0.94		1.92		161
13.32	27.89	4,073	1.35		1.45		1.51		161
12.97	28.44	147,186	0.94		1.07		1.87		161
12.85	27.81	7,071	1.45		1.59		1.39		161
13.56	28.51	80,686	0.83		0.93		1.96		161
10.53	0.97	104,736	1.25		1.39		1.77		176
10.32	0.22	6,164	2.00		2.14		1.02		176
10.82	1.34	500,930	0.85		0.99		2.25		176
10.63	0.87	1,898	1.35		1.49		1.60		176
10.36	1.22	6,639	1.00		1.14		1.65		176
10.29	0.67	2,152	1.50		1.64		1.28		176
10.82	1.37	46,707	0.83		0.96		1.32		176
10.54	2.58	78,527	1.27		1.37		1.70		154
10.36	1.82	4,409	2.01		2.12		0.93		154
10.83	3.05	642,473	0.87		0.97		2.08		154
10.64	2.48	1,641	1.37		1.47		1.51		154
10.38	2.85	1,666	1.01		1.13		1.54		154
10.34	2.32	186	1.52		1.62		1.33		154
10.83	(3.56)	10	0.84	(d)	0.93	(d)	1.56	(d)	154
10.69	(0.14)	79,214	1.29		1.36		3.31	(f)	142
10.51	(0.85)	3,054	2.04		2.11		2.61	(f)	142
10.97	0.22	742,016	0.89		0.96		3.74	(f)	142
10.76	(0.17)	2,779	1.39		1.45		3.17	(f)	142
10.53	0.12	278	1.04		1.10		3.52	(f)	142
10.52	(0.33)	161	1.54		1.61		3.09	(f)	142
10.99	26.31	92,919	1.29		1.37		1.98		189
10.83	25.33	3,166	2.04		2.11		1.61		189
11.29	26.71	945,546	0.89		0.96		2.99		189
11.06	26.13	6,237	1.39		1.46		2.25		189
10.86	26.55	468	1.04		1.11		2.22		189
10.85	25.99	95	1.54		1.61		2.14		189

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2018 - A	$13.39	$0.08	$0.46	$0.54	$(0.18)	$(0.83)	$(1.01)
2018 - C	12.95	0.03	0.44	0.47	(0.12)	(0.83)	(0.95)
2018 - Institutional	13.42	0.10	0.47	0.57	(0.23)	(0.83)	(1.06)
2018 - Investor(e)	13.36	0.11	0.44	0.55	(0.22)	(0.83)	(1.05)
2018 - P (Commenced April 16, 2018)	13.08	0.02	(0.15)	(0.13)	—	—	—
2018 - R6	13.45	0.16	0.41	0.57	(0.23)	(0.83)	(1.06)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - A	10.71	0.14	2.79	2.93	(0.25)	—	(0.25)
2017 - C	10.35	0.07	2.70	2.77	(0.17)	—	(0.17)
2017 - Institutional	10.73	0.21	2.77	2.98	(0.29)	—	(0.29)
2017 - Investor(e)	10.68	0.21	2.75	2.96	(0.28)	—	(0.28)
2017 - R6	10.75	0.20	2.79	2.99	(0.29)	—	(0.29)
2016 - A	10.42	0.16	0.27	0.43	(0.14)	—	(0.14)
2016 - C	10.11	0.08	0.25	0.33	(0.09)	—	(0.09)
2016 - Institutional	10.44	0.21	0.26	0.47	(0.18)	—	(0.18)
2016 - Investor(e)	10.40	0.19	0.26	0.45	(0.17)	—	(0.17)
2016 - R6	10.44	0.26	0.23	0.49	(0.18)	—	(0.18)
2015 - A	10.03	0.16	0.49	0.65	(0.16)	(0.10)	(0.26)
2015 - C	9.76	0.08	0.49	0.57	(0.12)	(0.10)	(0.22)
2015 - Institutional	10.05	0.20	0.49	0.69	(0.20)	(0.10)	(0.30)
2015 - Investor(e)	10.01	0.19	0.49	0.68	(0.19)	(0.10)	(0.29)
2015 - R6 (Commenced July 31, 2015)	10.75	0.05	(0.36)	(0.31)	—	—	—
2014 - A	10.62	0.14	(0.34)	(0.20)	(0.32)	(0.07)	(0.39)
2014 - C	10.40	0.06	(0.33)	(0.27)	(0.30)	(0.07)	(0.37)
2014 - Institutional	10.62	0.17	(0.33)	(0.16)	(0.34)	(0.07)	(0.41)
2014 - Investor(e)	10.59	0.18	(0.35)	(0.17)	(0.34)	(0.07)	(0.41)
2013 - A	8.29	0.23	2.49	2.72	(0.39)	—	(0.39)
2013 - C	8.13	0.14	2.47	2.61	(0.34)	—	(0.34)
2013 - Institutional	8.30	0.26	2.50	2.76	(0.44)	—	(0.44)
2013 - Investor(e)	8.28	0.22	2.52	2.74	(0.43)	—	(0.43)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective August 15, 2017, Class IR changed its name to Investor Shares.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$12.92	4.33%	$251,729	1.27	%(d)	1.30	%(d)	1.19	%(d)	55%
12.47	3.91	83,299	2.02	(d)	2.05	(d)	0.46	(d)	55
12.93	4.54	1,996,848	0.88	(d)	0.91	(d)	1.51	(d)	55
12.86	4.40	574,034	1.02	(d)	1.05	(d)	1.64	(d)	55
12.95	(0.99)	10	0.88	(d)	0.91	(d)	4.96	(d)	55
12.96	4.47	476,814	0.86	(d)	0.90	(d)	2.49	(d)	55

13.39	28.01	211,268	1.29		1.34		1.18		129
12.95	27.20	65,194	2.04		2.09		0.60		129
13.42	28.59	1,796,887	0.90		0.94		1.77		129
13.36	28.48	344,700	1.04		1.09		1.76		129
13.45	28.67	116,788	0.88		0.92		1.58		129
10.71	4.17	242,383	1.30		1.39		1.55		140
10.35	3.27	44,643	2.05		2.14		0.83		140
10.73	4.50	1,118,478	0.90		0.98		1.98		140
10.68	4.33	99,365	1.05		1.13		1.83		140
10.75	4.72	18,566	0.88		0.97		2.39		140
10.42	6.70	204,067	1.30		1.39		1.58		131
10.11	5.96	38,777	2.05		2.14		0.82		131
10.44	7.11	888,071	0.90		0.99		1.97		131
10.40	7.00	40,890	1.05		1.14		1.83		131
10.44	(2.88)	10	0.90	(d)	0.96	(d)	1.94	(d)	131
10.03	(1.94)	144,558	1.30		1.39		1.33		129
9.76	(2.71)	19,158	2.05		2.15		0.57		129
10.05	(1.54)	668,746	0.90		0.99		1.65		129
10.01	(1.68)	19,134	1.05		1.14		1.66		129
10.62	34.41	53,564	1.30		1.48		2.52		166
10.40	33.40	3,514	2.05		2.24		1.53		166
10.62	34.96	441,964	0.90		1.07		2.85		166
10.59	34.77	3,605	1.05		1.26		2.28		166

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements

April 30, 2018 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Emerging Markets Equity Insights	A, C, Institutional, Investor, P(a), R and R6	Diversified
International Equity Insights	A, C, Institutional, Service, Investor, P(a), R and R6	Diversified
International Small Cap Insights	A, C, Institutional, Investor, P(a) and R6	Diversified

(a)	Commenced operations on April 16, 2018.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

56

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official

57

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a

58

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for the valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2018:

EMERGING MARKETS EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$133,559,735	$—
Asia	249,575,709	1,410,638,128	—
Europe	12,273,899	37,339,738	—
North America	72,564,358	—	—
South America	130,225,106	26,050,987	—
Investment Company	97	—	—
Securities Lending Reinvestment Vehicle	52,683,114	—	—
Total	$517,322,283	$1,607,588,588	$—

Derivative Type
Liabilities(b)
Futures Contracts	$(291,718)	$—	$—

INTERNATIONAL EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$13,880,936	$—
Asia	—	694,767,068	—
Australia and Oceania	—	188,326,873	—
Europe	90,425,505	1,099,890,142	—
North America	11,515,975	2,783,951	—
Investment Company	22,919,669	—	—
Securities Lending Reinvestment Vehicle	63,201,545	—	—
Total	$188,062,694	$1,999,648,970	$—

Derivative Type
Assets(b)
Futures Contracts	$2,470,352	$—	$—

59

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL SMALL CAP INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$1,121,855,202	$—
Australia and Oceania	—	260,019,234	—
Europe	—	1,843,812,884	—
North America	—	19,546,791	—
Investment Company	40,927,260	—	—
Securities Lending Reinvestment Vehicle	45,906,557	—	—
Total	$86,833,817	$3,245,234,111	$—

Derivative Type
Assets(b)
Futures Contracts	$2,781,141	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of April 30, 2018. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure:

Fund	Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
Emerging Markets Equity Insights	Equity	—	$—	Variation margin on futures contracts	$(291,718)
International Equity Insights	Equity	Variation margin on futures contracts	2,470,352	—	—
International Small Cap Insights	Equity	Variation margin on futures contracts	2,781,141	—	—

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of April 30, 2018 is reported within the Statements of Assets and Liabilities.

60

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Emerging Markets Equity Insights	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$2,176,638	$(397,901)	327
International Equity Insights	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(674,458)	1,648,000	495
International Small Cap Insights	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	1,991,736	34,795	956

(a)	Average number of contracts is based on the average of month end balances for the six months ended April 30, 2018.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended April 30, 2018, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Emerging Markets Equity Insights	1.00%	1.00%	0.90%	0.86%	0.84%	1.00%	1.00%
International Equity Insights	0.81	0.73	0.69	0.68	0.67	0.77	0.77
International Small Cap Insights	0.85	0.85	0.77	0.73	0.72	0.82	0.82

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser of the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the six months ended April 30, 2018, GSAM waived $6,029, $24,980 and $15,134 of the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds’ management fees, respectively.

61

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended April 30, 2018, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Emerging Markets Equity Insights	$12,372	$1
International Equity Insights	36,293	24
International Small Cap Insights	44,767	—

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C or Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.05% as an annual percentage rate of the average daily net

62

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

assets attributable to Class A, Class C, Investor and Class R Shares of the International Equity Insights Fund through at least February, 28, 2019, and prior to such date, Goldman Sachs may not terminate the arrangements without the approval of the Board of Trustees. Prior to February 28, 2018, the transfer agency waiver was 0.03% for Class A, Class C, Investor and Class R Shares of the Emerging Markets Equity Insights Fund.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds are 0.054%, 0.004% and 0.014%, respectively. Prior to February 28, 2018, the Other Expense limitation was 0.114% for the Emerging Markets Equity Insights Fund. These Other Expense limitations will remain in place through at least February 28, 2019 for Class A, Class C, Institutional, Service, Investor, Class R and Class R6 Shares, and through at least April 16, 2019 for Class P Shares, and prior to such dates GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended April 30, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Custody Fee Credits	Transfer Agency Waiver/ Credits	Other Expense Reimbursement	Total Expense Reductions
Emerging Markets Equity Insights	$6,029	$7,475	$21,458	$106,183	$141,145
International Equity Insights	24,980	6,523	105,375	400,853	537,731
International Small Cap Insights	15,134	11,128	—	521,854	548,116

G.  Line of Credit Facility — As of April 30, 2018, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2018, the Funds did not have any borrowings under the facility. The facility was decreased to $770,000,000 effective May 1, 2018.

H.  Other Transactions with Affiliates — For the six months ended April 30, 2018, Goldman Sachs earned $1,836 and $879 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the International Equity Insights Fund and International Small Cap Insights Fund, respectively.

63

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the six months ended April 30, 2018:

Fund	Beginning Value as of October 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of April 30, 2018	Shares as of April 30, 2018	Dividend Income From Affiliated Investment Company
Emerging Markets Equity Insights	$13,192,045	$188,127,693	$(201,319,641)	$97	97	$41,364
International Equity Insights	18,058,167	426,112,383	(421,250,881)	22,919,669	22,919,669	207,204
International Small Cap Insights	19,637,019	357,212,106	(335,921,865)	40,927,260	40,927,260	130,715

As of April 30, 2018, the following Goldman Sachs Fund of Funds Portfolios and Goldman Sachs Global Tax-Aware Equity Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Growth Strategy Portfolio	Goldman Sachs Tax-Advantaged Global Equity Portfolio
Emerging Markets Equity Insights	7%	6%

As of April 30, 2018, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% of the Class P Shares of the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2018, were as follows:

Fund	Purchases	Sales and Maturities
Emerging Markets Equity Insights	$1,692,810,490	$1,311,566,429
International Equity Insights	1,805,668,863	1,068,006,497
International Small Cap Insights	2,288,413,423	1,585,217,259

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from

64

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

7. SECURITIES LENDING (continued)

securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% (prior to February 21, 2018, GSAM may have received a management fee of up to 0.205%) on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of April 30, 2018 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the six months ended April 30, 2018, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the six months ended April 30, 2018		Amounts Payable to Goldman Sachs upon Return of Securities Loaned as of April 30, 2018
Fund	Earnings of GSAL Relating to Securites Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Emerging Markets Equity Insights	$22,595	$46,970	$2,048,379
International Equity Insights	59,319	39,636	26,457,690
International Small Cap Insights	43,741	18,768	21,612,300

The following table provides information about the Funds’ investment in the Government Money Market Fund for the six months ended April 30, 2018:

Fund	Beginning Value as of October 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of April 30, 2018
Emerging Markets Equity Insights	$3,016,125	$241,713,153	$(192,046,164)	$52,683,114
International Equity Insights	20,554,070	322,503,172	(279,855,697)	63,201,545
International Small Cap Insights	11,391,523	251,803,430	(217,288,396)	45,906,557

65

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

8. TAX INFORMATION

As of the Funds’ most recent fiscal year ended, October 31, 2017, the Funds’ capital loss carryforwards on a tax-basis were as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Capital loss carryforwards:
Expiring 2019(1)	$—	$(2,867,280)	$—
Perpetual long-term	—	—	(3,305,161)
Perpetual short-term	—	—	(4,502,555)
Total capital loss carryforwards	$—	$(2,867,280)	$(7,807,716)

(1)	Expiration occurs on October 31 of the year indicated.

As of April 30, 2018, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Tax cost	$1,883,534,170	$2,070,796,722	$2,994,378,409
Gross unrealized gain	291,323,189	170,898,119	433,984,402
Gross unrealized loss	(49,946,489)	(53,983,178)	(96,294,883)
Net unrealized gain	$241,376,700	$116,914,941	$337,689,519

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, net mark to market gains (losses) on foreign currency contracts and differences in the tax treatment of passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

66

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

9. OTHER RISKS (continued)

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

67

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Emerging Markets Equity Insights Fund

	For the Six Months Ended April 30, 2018 (Unaudited)		For the Fiscal Year Ended October 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,002,374	$44,400,844	6,421,661	$59,849,206
Reinvestment of distributions	460,132	4,851,613	70,269	561,447
Shares redeemed	(2,065,306)	(22,848,055)	(3,663,027)	(35,697,037)
	2,397,200	26,404,402	2,828,903	24,713,616
Class C Shares
Shares sold	361,160	3,965,689	616,534	5,942,070
Reinvestment of distributions	39,630	412,747	434	3,449
Shares redeemed	(65,693)	(713,650)	(55,934)	(554,634)
	335,097	3,664,786	561,034	5,390,885
Institutional Shares
Shares sold	39,018,280	431,381,393	77,768,288	728,999,323
Reinvestment of distributions	7,319,387	77,185,740	1,243,971	9,914,446
Shares redeemed	(67,061,238)	(722,709,798)	(43,719,591)	(403,630,614)
	(20,723,571)	(214,142,665)	35,292,668	335,283,155
Investor Shares(a)
Shares sold	4,778,612	52,892,216	6,569,794	64,751,247
Reinvestment of distributions	388,023	4,089,088	4,704	37,444
Shares redeemed	(1,754,997)	(19,283,120)	(775,022)	(7,861,487)
	3,411,638	37,698,184	5,799,476	56,927,204
Class P Shares(b)
Shares sold	923	10,005	—	—
Shares redeemed	—	(5)	—	—
	923	10,000	—	—
Class R Shares
Shares sold	424,998	4,659,778	913,392	8,520,635
Reinvestment of distributions	92,882	967,288	9,749	77,116
Shares redeemed	(145,415)	(1,562,952)	(262,524)	(2,451,266)
	372,465	4,064,114	660,617	6,146,485
Class R6 Shares
Shares sold	59,240,949	634,239,688	1,179,344	11,552,521
Reinvestment of distributions	79,132	834,501	3,213	25,576
Shares redeemed	(1,634,382)	(17,997,493)	(178,009)	(1,856,696)
	57,685,699	617,076,696	1,004,548	9,721,401
NET INCREASE	43,479,451	$474,775,517	46,147,246	$438,182,746

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations on April 16, 2018.

68

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Equity Insights Fund

	For the Six Months Ended April 30, 2018 (Unaudited)		For the Fiscal Year Ended October 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,644,773	$76,353,848	7,224,016	$85,161,927
Reinvestment of distributions	141,506	1,870,712	223,380	2,318,688
Shares redeemed	(2,903,737)	(38,414,402)	(6,911,967)	(81,132,314)
	2,882,542	39,810,158	535,429	6,348,301
Class C Shares
Shares sold	1,551,409	20,293,806	857,369	10,210,331
Reinvestment of distributions	16,331	211,493	8,808	90,019
Shares redeemed	(146,451)	(1,907,129)	(310,429)	(3,608,253)
	1,421,289	18,598,170	555,748	6,692,097
Institutional Shares
Shares sold	43,494,913	598,363,182	63,633,191	764,173,753
Reinvestment of distributions	1,043,352	14,147,857	1,240,673	13,200,757
Shares redeemed	(24,802,674)	(333,777,209)	(36,578,468)	(425,088,815)
	19,735,591	278,733,830	28,295,396	352,285,695
Service Shares
Shares sold	166,284	2,259,022	246,020	2,883,383
Reinvestment of distributions	4,253	56,775	3,062	32,121
Shares redeemed	(79,646)	(1,069,477)	(121,863)	(1,479,550)
	90,891	1,246,320	127,219	1,435,954
Investor Shares(a)
Shares sold	13,519,655	178,686,084	11,275,025	134,697,876
Reinvestment of distributions	235,317	3,049,705	21,379	217,635
Shares redeemed	(1,280,997)	(16,759,075)	(590,509)	(7,067,412)
	12,473,975	164,976,714	10,705,895	127,848,099
Class P Shares(b)
Shares sold	725	10,005	—	—
Shares redeemed	—	(5)	—	—
	725	10,000	—	—
Class R Shares
Shares sold	143,263	1,852,935	510,383	5,855,540
Reinvestment of distributions	5,144	66,202	1,738	17,607
Shares redeemed	(34,125)	(443,374)	(170,808)	(2,001,051)
	114,282	1,475,763	341,313	3,872,096
Class R6 Shares
Shares sold	20,362,506	272,455,766	4,429,721	57,350,913
Reinvestment of distributions	74,104	1,004,847	108,479	1,154,214
Shares redeemed	(1,552,571)	(21,273,713)	(2,906,927)	(35,654,791)
	18,884,039	252,186,900	1,631,273	22,850,336
NET INCREASE	55,603,334	$757,037,855	42,192,273	$521,332,578

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations on April 16, 2018.

69

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Small Cap Insights Fund

	For the Six Months Ended April 30, 2018 (Unaudited)		For the Fiscal Year Ended October 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,194,068	$80,896,468	8,147,806	$95,157,056
Reinvestment of distributions	1,228,989	15,454,307	496,957	5,123,623
Shares redeemed	(3,713,590)	(48,297,240)	(15,510,895)	(174,880,498)
	3,709,467	48,053,535	(6,866,132)	(74,599,819)
Class C Shares
Shares sold	1,661,680	20,981,150	1,702,930	20,030,155
Reinvestment of distributions	405,443	4,916,449	64,299	645,559
Shares redeemed	(422,347)	(5,274,513)	(1,044,544)	(11,569,553)
	1,644,776	20,623,086	722,685	9,106,161
Institutional Shares
Shares sold	51,242,663	671,231,525	59,209,609	701,106,521
Reinvestment of distributions	10,223,847	128,887,871	2,503,331	25,784,310
Shares redeemed	(40,881,971)	(521,096,261)	(32,079,647)	(373,764,899)
	20,584,539	279,023,135	29,633,293	353,125,932
Investor Shares(a)
Shares sold	21,049,471	271,971,986	21,211,154	249,312,952
Reinvestment of distributions	2,370,410	29,722,703	260,743	2,675,224
Shares redeemed	(4,597,851)	(59,514,743)	(4,969,452)	(57,556,066)
	18,822,030	242,179,946	16,502,445	194,432,110
Class P Shares(b)
Shares sold	765	10,005	—	—
Shares redeemed	—	(5)	—	—
	765	10,000	—	—
Class R6 Shares
Shares sold	28,748,501	363,921,070	7,486,171	90,471,482
Reinvestment of distributions	761,556	9,623,910	51,242	528,821
Shares redeemed	(1,388,443)	(18,054,282)	(580,912)	(6,992,467)
	28,121,614	355,490,698	6,956,501	84,007,836
NET INCREASE	72,883,191	$945,380,400	46,948,792	$566,072,220

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations on April 16, 2018.

70

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Fund Expenses — Six Month Period Ended April 30, 2018 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2017 through April 30, 2018, which represents a period of 181 days of a 365 day year. The Class P example is based on the period from April 17, 2018 through April 30, 2018, which represents a period of 14 out of 365 days. The Class P example for hypothetical expenses reflects projected activity for the period from November 1, 2017 through April 30, 2018 for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Emerging Markets Equity Insights Fund				International Equity Insights Fund				International Small Cap Insights Fund
Share Class	Beginning Account Value 11/01/17	Ending Account Value 04/30/18		Expenses Paid for the 6 Months Ended 04/30/18*	Beginning Account Value 11/01/17	Ending Account Value 04/30/18		Expenses Paid for the 6 Months Ended 04/30/18*	Beginning Account Value 11/01/17	Ending Account Value 04/30/18		Expenses Paid for the 6 Months Ended 04/30/18*
Class A
Actual	$1,000	$1,032.00		$7.46	$1,000	$1,027.40		$5.83	$1,000	$1,043.30		$6.43
Hypothetical 5% return	1,000	1,017.46	+	7.40	1,000	1,019.04	+	5.81	1,000	1,018.50	+	6.36
Class C
Actual	1,000	1,028.50		11.22	1,000	1,023.00		9.53	1,000	1,039.10		10.21
Hypothetical 5% return	1,000	1,013.74	+	11.13	1,000	1,015.37	+	9.49	1,000	1,014.78	+	10.09
Institutional
Actual	1,000	1,033.20		5.60	1,000	1,029.00		4.13	1,000	1,045.40		4.46
Hypothetical 5% return	1,000	1,019.29	+	5.56	1,000	1,020.73	+	4.11	1,000	1,020.43	+	4.41
Service
Actual	N/A	N/A		N/A	1,000	1,025.60		6.63	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,018.25	+	6.61	N/A	N/A		N/A
Investor
Actual	1,000	1,033.80		6.20	1,000	1,028.50		4.53	1,000	1,044.00		5.17
Hypothetical 5% return	1,000	1,018.70	+	6.16	1,000	1,020.33	+	4.51	1,000	1,019.74	+	5.11
Class P(a)
Actual	1,000	993.50		0.42	1,000	995.60		0.31	1,000	990.10		0.34
Hypothetical 5% return	1,000	1,019.39	+	5.46	1,000	1,020.78	+	4.06	1,000	1,020.43	+	4.41
Class R
Actual	1,000	1,030.60		8.71	1,000	1,025.80		7.08	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,016.22	+	8.65	1,000	1,017.80	+	7.05	N/A	N/A		N/A
Class R6
Actual	1,000	1,034.40		5.50	1,000	1,029.10		4.02	1,000	1,044.70		4.36
Hypothetical 5% return	1,000	1,019.39	+	5.46	1,000	1,020.83	+	4.01	1,000	1,020.53	+	4.31

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P(a)	Class R	Class R6
Emerging Markets Equity Insights	1.48%	2.23%	1.11%	N/A	1.23%	1.09%	1.73%	1.09%
International Equity Insights	1.16	1.90	0.82	1.32%	0.90	0.81	1.41	0.80
International Small Cap Insights	1.27	2.02	0.88	N/A	1.02	0.88	N/A	0.86

(a)	Commenced operations on April 16, 2018.

71

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.29 trillion in assets under supervision as of March 31, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund[7]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[8]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[9]
∎	International Equity ESG Fund[10]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[11]
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[6]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[7]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[8]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[9]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[10]Effective	after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
[11]Effective	after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President

and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer

and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission web site at http://www.sec.gov.

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Diversification does not protect an investor from market risk and does not ensure a profit.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2018 Goldman Sachs. All rights reserved. 132639-OTU-779303 INTINSSAR-18/95K

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	June 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	June 29, 2018

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	June 29, 2018